UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-22227

                         IndexIQ ETF Trust
(Exact name of registrant as specified in charter)

800 Westchester Ave., Suite S-710
                                Rye Brook, NY 10573
(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave., Suite S-710
                                Rye Brook, NY 10573
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT    |   APRIL 30, 2017

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Hedge Macro Tracker ETF (MCRO)
IQ Hedge Market Neutral Tracker ETF (QMN)
IQ Hedge Long/Short Tracker ETF (QLS)
IQ Hedge Event-Driven Tracker ETF (QED)
IQ Global Resources ETF (GRES)
IQ Merger Arbitrage ETF (MNA)
IQ Real Return ETF (CPI)
IQ Australia Small Cap ETF (KROO)
IQ Canada Small Cap ETF (CNDA)
IQ Global Agribusiness Small Cap ETF (CROP)
IQ Global Oil Small Cap ETF (IOIL)
IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ 50 Percent Hedged FTSE Europe ETF (HFXE)
IQ 50 Percent Hedged FTSE Japan ETF (HFXJ)
IQ Leaders GTAA Tracker ETF (QGTA)
IQ Enhanced Core Bond U.S. ETF (AGGE)
IQ Enhanced Core Plus Bond U.S. ETF (AGGP)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting www.IQetfs.com or by calling 1-888-474-7725. Read the prospectus carefully before investing.

Each of the Funds’ performance that is current to the most recent month-end is available by visiting www.IQetfs.com or by calling 1-888-474-7725.

You may obtain a description of the IndexIQ ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s web site at www.sec.gov. The Funds’ Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Each Funds’ premium/discount information is available, free of charge, on the Funds’ website, www.IQetfs.com or by calling 1-888-474-7725.

The Funds are distributed by ALPS Distributors, Inc., which is not affiliated with IndexIQ, the Funds’ investment advisor.

IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.

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If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.

Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this annual report for IndexIQ ETF Trust for the 12 months ended April 30, 2017.

During the annual period ended April 30, 2017, we are especially excited to have introduced three new ETFs within the IndexIQ ETF Trust — each a first-of-a-kind offering. Two, introduced in May 2016, are the first ETFs to introduce a momentum investing approach to fixed income markets. These ETFs invest in fixed income sector ETFs that are displaying the strongest positive total return momentum. The third, introduced in February 2017, is a factor-based fixed income ETF designed to provide exposure to high yield bonds from U.S. issuers while capturing returns attributable to investing in the low volatility factor. The introduction of these three ETFs brings the number of ETFs within the IndexIQ ETF Trust to 20. With these new ETFs, retail and institutional investors now have an enhanced ability to build their own diversified portfolio by managing the weightings of the various strategies offered by the ETFs within the IndexIQ ETF Trust.*

While the expansion of the IndexIQ ETF Trust has been most rewarding, it was a challenging annual period for many ETF shareholders, as unexpected events dominated the headlines. Indeed, among the major factors affecting the financial markets were the U.K.’s surprise “leave” vote on June 23, 2016, popularly known as Brexit, which began the extended process of the U.K.’s exit from the European Union and forced a change in leadership at the Prime Minister post. The U.S. experienced a long election cycle, which culminated on November 8, 2016 with the unanticipated victory of Donald Trump and then on January 20, 2017 with his inauguration as the 45th President of the United States. While these events were unexpected and coincided with spikes in market volatility, calm settled back to general lows rather quickly after each event. The U.S. Federal Reserve (the Fed) raised short-term interest rates 0.25% in December 2016 and did so again in March 2017. The U.S. dollar weakened throughout 2016 before strengthening toward the end of the calendar year and then falling again for the first four months of 2017 overall.

All that said, there was generally a “risk on” sentiment amongst investors, and thus most U.S. and global equity indices posted double-digit gains during the annual period ended April 30, 2017. U.S. investment grade and high yield corporate bonds also generated positive returns during the same time period, while long-term U.S. Treasuries underperformed other segments of the yield curve, or spectrum of maturities. Commodities broadly recovered from performance one year prior, but the drawdown that began in 2008 had not yet fully recovered by the end of the annual period.

On the following pages, you will find a detailed discussion of the key factors influencing performance of each of the 20 ETFs in the IndexIQ ETF Trust during the annual period, or for the three newer ETFs, for the period since inception. You will also find a schedule of investments and financial statements for each.

Despite the macro challenges of the annual period, we believe that by managing the weightings of the various strategies offered by the ETFs within the IndexIQ ETF Trust, retail and institutional investors have the ability to build their own broadly diversified portfolio*, as measured both by asset class and geography. Equally important, we believe the solutions provided by the ETFs of the IndexIQ ETF Trust give investors the opportunity to enhance portfolio construction in a liquid and transparent manner relative to typical alternative asset strategies.

We thank you for choosing the IndexIQ ETF Trust, and we honor the responsibility you have placed on us. For more information on our broad array of alternative investment solutions, please visit us at www.IQetfs.com or call us at 888-474-7725.

Adam S. Patti
Chief Executive Officer

Registered Representative of NYLIFE Distributors LLC

*	Diversification does not eliminate the risk of experiencing investment loss.

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned 0.42% at NAV (net asset value) and 0.31% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index,2 returned 1.91% for the same time period. The HFRI Fund of Funds Composite Index2 and S&P 500® Index2 returned 5.68% and 17.17%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s positions in U.S. large-cap value equities and convertible bonds, via underlying ETFs, were the primary positive contributors to returns during the reporting period. Positions in global equities and investment grade corporate bonds, via underlying ETFs, also added value. The Fund’s short positions in the euro and Japanese yen were directionally correct and thus also contributed positively to the Fund’s annual performance. Conversely, the Fund’s positive exposure to volatility, via an underlying ETF, was the largest detractor from performance during the reporting period.

From an allocation perspective, the Fund’s allocation to bonds was net positive during the reporting period. While the Fund’s average short exposure to high yield corporate bonds detracted from overall performance, the total bond allocation was able to dampen the underperformance from the allocation. Equities were net long within the Fund but maintained a higher gross weight than the other asset classes. Long positions in U.S., European and Japanese equities, via underlying ETFs, contributed positively, while short exposures to emerging markets equities and Asia ex-Japan equities detracted. During the reporting period, global equities performed positively in developed and emerging markets.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

During the reporting period, the Fund maintained positive, or long, allocations to the following hedge fund strategies: Long/Short Equity, Equity Market Neutral, Event Driven and Global Macro. The Fund was mostly split during the reporting period between long and short allocations to the following hedge fund strategies: Fixed Income Arbitrage and Emerging Markets. These allocations are driven by a quantitative rules-based process that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly short-term U.S. Treasury securities and investment grade corporate bonds, though was short high yield corporate bonds. The Fund was also net long equities, particularly U.S. large-cap value equities and international equities, though was short Asia ex-Japan, U.S. small-cap value and emerging markets equities. The Fund was net short currencies, especially the U.S. dollar, Japanese yen and euro, and was net short real estate during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Based on our quantitative rules-based processes and via shifts in its underlying ETF positions, the Fund’s total bond exposure fluctuated around its mean weight, peaking at the end of the 2016 calendar year before reverting downward. The Fund’s allocation to investment grade bonds was counter-cyclical within the asset class.

The Fund’s equity allocation, implemented via underlying ETFs, ranged from a minimum allocation of 16% of Fund assets to a maximum allocation of just under 28% of Fund assets, with allocations across global equities shifting throughout the reporting period. The Fund’s equity allocation was primarily held in U.S. large-cap value, U.S. small-cap growth and international equities. The Fund was predominantly short in U.S. small-cap value, Asia ex-Japan and emerging markets equities during the reporting period.

The Fund’s aggregate currency position remained short, with the Japanese yen negative for all but one month of the reporting period. The Fund’s net real estate position, via underlying ETFs, was negative throughout.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 7 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Technology Select Sector SPDR Fund (XLK) and iShares MSCI Brazil Capped ETF (EWZ). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (EMLC) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD). The weakest contributors were iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and Vanguard FTSE Emerging Markets ETF (VWO).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Multi-Strategy Tracker ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Tracker ETF Market Price[2]	0.31%	0.44%	1.91%	2.91%	26.17%
IQ Hedge Multi-Strategy Tracker ETF NAV	0.42%	0.47%	1.90%	2.91%	26.20%
IQ Hedge Multi-Strategy Index	1.91%	1.89%	3.12%	3.90%	36.32%
HFRI Fund of Funds Composite Index[3]	5.68%	2.01%	3.28%	3.69%	34.08%
S&P 500 Index	17.17%	9.78%	12.95%	16.03%	233.46%

1	Fund Inception Date: 3/24/2009.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 3/31/2009 to 4/30/2017.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Hedge Macro Tracker ETF returned 3.26% at NAV (net asset value) and 2.58% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Macro Index,2 returned 4.60% for the same time period. The HFRI Macro (Total) Index and the MSCI® World Index2 returned –0.40% and 14.65%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s allocation to equity ETFs, particularly those focused on small-cap emerging markets equities, small-cap international equities and BRIC (Brazil, Russia, India and China) equities, were the primary positive contributors to returns during the reporting period. The Fund’s short exposure to U.S. large-cap growth equities and emerging markets equities, via underlying ETFs, partially offset these gains.

The Fund also benefited from its allocation to bond ETFs overall, with the exception of short exposure to high yield corporate bonds, which detracted.

The Fund’s short positions in the euro and Japanese yen, via underlying ETFs, and its currency strategy allocation as a whole added value during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

At the asset class level, the Fund was net long in bonds, particularly short-term U.S. Treasury bonds, international bonds and investment grade U.S. corporate bonds. The Fund was also net long in equities, particularly small-cap emerging markets equities and small-cap international equities. Elsewhere, the Fund was short the euro and Japanese yen and short real estate.

How did the Fund’s allocations change over the course of the reporting period?

Based on our quantitative rules-based process, the Fund’s total bond exposure remained consistently its largest allocation, mainly from its core allocation to short-term U.S. Treasuries. Via underlying ETFs, the Fund increased its exposure to international bonds toward the middle of the reporting period, while maintaining a short exposure to high yield corporate bonds throughout. The Fund’s currency position shifted from long the euro to a small short exposure.

The Fund’s equity allocation, implemented via underlying ETFs, fluctuated during the first half of the reporting period. Small-cap international equities and small-cap European equities dominated the allocation. The Fund’s exposure to U.S. large-cap growth equities shifted from long to short during the reporting period, and the Fund’s exposure to BRIC equities was relatively neutral to that of the Underlying Index.

The Fund’s real estate and currency exposures were increased via underlying ETFs focused on small-cap emerging market equities, Japanese equities and U.S. large-cap value equities. Still, the Fund’s net real estate and Japanese yen positions remained negative throughout the reporting period.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 9 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Russell 2000 ETF (IWM) and iShares MSCI Brazil Capped ETF (EWZ). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and CurrencyShares Euro Trust (FXE) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR S&P Emerging Markets Small Cap ETF (EWX) and iShares MSCI EAFE Small-Cap ETF (SCZ). The weakest contributors were iShares MSCI Brazil Capped ETF (EWZ) and Vanguard REIT Index Fund (VNQ).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Macro Tracker ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Macro Tracker ETF Market Price[2]	2.58%	–0.52%	–0.43%	1.15%	9.41%
IQ Hedge Macro Tracker ETF NAV	3.26%	–0.53%	–0.43%	1.16%	9.51%
IQ Hedge Macro Index	4.60%	0.36%	0.42%	1.90%	15.97%
HFRI Macro (Total) Index[4]	–0.40%	1.85%	0.92%	1.26%	10.43%
MSCI World Index	14.65%	5.68%	9.94%	10.90%	126.15%
HFRI Fund of Funds Composite Index[3,4]	5.68%	2.01%	3.28%	3.21%	28.41%

1	Fund Inception Date: 6/08/2009.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 5/31/2009 to 4/30/2017.
4	The HFRI Macro (Total) Index has replaced the HFRI Fund of Funds Composite Index as the Fund’s benchmark Index. The new index closely aligns with the Fund’s Investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Hedge Market Neutral Tracker ETF returned 0.44% at NAV (net asset value) and 0.67% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Market Neutral Index,2 returned 1.64% for the same time period. The HFRI Equity Market Neutral Index2 and the Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD2 returned 4.26% and 0.47%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s exposure to bonds was its dominant source of performance during the reporting period. Within the asset class, convertible bonds was the largest contributor, while a core allocation to short-term U.S. Treasury bonds also added value.

The Fund’s net exposure to equities was slightly positive during the reporting period, while its gross allocation to equities consisted of long exposures to Japanese, U.S. and European equities and short exposures to Asia ex-Japan and emerging markets equities and U.S. low volatility strategies, via underlying ETFs. Overall, equities generated positive performance, with U.S. small-cap value equities providing the largest return within the asset class. The Fund’s short exposure to Asia ex-Japan equities detracted from the Fund’s performance during the reporting period.

The Fund’s net exposure to currency positions, via underlying ETFs, was slightly net positive. The Fund’s, its long exposure to the euro and short exposure to the U.S. dollar combined for a total net negative contribution, but the Fund’s currency strategy positions provided a positive contribution.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

At the asset class level, the Fund was net long in bonds, particularly U.S. short-term Treasury bonds, investment grade corporate bonds and aggregate bonds. The Fund also had a modest short exposure to high yield corporate bonds. The Fund’s equity exposure was net positive, with gross exposure near 50% on average. The Fund maintained long positions in Japanese equities, U.S. large-cap value equities, U.S. small-cap growth equities and European equities and short exposures to Asia ex-Japan equities and emerging markets equities, all via underlying ETFs.

How did the Fund’s allocations change over the course of the reporting period?

Based on our quantitative rules-based process, the Fund’s overall bond allocation was little changed over the course of the reporting period, remaining the dominant asset class while maintaining consistent sector exposures. The Fund’s equity weightings fluctuated with some reversals in certain market segments, such as U.S. large-cap growth equities and U.S. small-cap value equities, which shifted from negative to positive weights. The allocation to Japanese equities remained positive, while exposures to emerging markets equities and Asia ex-Japan equities remained negative. The Fund was long the euro and short the U.S. dollar during the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Russell 2000 Value ETF (IWN) and iShares S&P Small-Cap 600 Growth ETF (IJT). During the reporting period, CurrencyShares Euro Trust (FXE) and CurrencyShares Australian Dollar Trust (FXA) recorded the lowest total returns.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 11 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares MSCI Japan ETF (EWJ) and SPDR Bloomberg Barclays Convertible Securities ETF (CWB). The weakest contributors were iShares MSCI All Country Asia ex Japan ETF (AAXJ) and Vanguard FTSE Pacific ETF (VPL).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Market Neutral Tracker ETF
(as of 4/30/2017)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price[2]	0.67%	0.27%	1.07%	5.00%
IQ Hedge Market Neutral Tracker ETF NAV	0.44%	0.23%	1.08%	5.03%
IQ Hedge Market Neutral Index	1.64%	1.54%	2.21%	10.53%
HFRI Equity Market Neutral Index[3]	4.26%	3.18%	4.04%	19.49%
Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD	0.47%	0.29%	0.24%	1.11%

1	Fund Inception Date: 10/04/2012.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2017.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Hedge Long/Short Tracker ETF returned 8.18% at NAV (net asset value) and 8.98% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Long/Short Index,2 returned 9.73% for the same time period. The HFRI Equity Hedge Index2 and the MSCI World Net Total Return USD Index2 returned 10.31% and 14.65%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund maintains exposures to equity, fixed income, real estate and volatility ETFs. During the reporting period, the Fund’s primary exposures were to international equity, U.S. equity and investment grade corporate bond ETFs.

The Fund’s exposure to U.S. large-cap value equity ETFs was the primary positive contributor to returns during the reporting period, followed by U.S. small-cap growth equity, international equity and U.S. large-cap core equity ETFs.

Short positions in U.S. small-cap value equities and in emerging market equities and a relatively small allocation to volatility, via underlying ETFs, detracted from Fund performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to rules-based processes the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

At the asset class level, the Fund was predominantly net long equities with primary exposure to international equities and U.S. equities, via underlying ETFs. The Fund maintained a reduced exposure to bonds, with investment grade corporate bonds and floating rate senior loans, via underlying ETFs, comprising most of the allocation. The Fund was short real estate.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the equity asset class was the primary exposure for the Fund. While the Fund had short positions in emerging markets equities and U.S. small-cap value equities, the Fund maintained long positions in U.S. large-cap value, U.S. small-cap growth and international equities. The Fund’s exposures to U.S. large-cap growth equities, core equities and preferred securities changed throughout the reporting period.

The allocation to bonds remained within the historically average range for the Fund during the reporting period. The Fund maintained long positions in investment grade corporate bonds, floating rate senior loans and short-term U.S. Treasuries, though exposures within the asset class shifted during the reporting period. The Fund maintained a short exposure to real estate for the majority of the reporting period, and a modest allocation to volatility throughout.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Technology Select Sector SPDR Fund (XLK) and iShares Russell 2000 Value ETF (IWN). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and Real Estate Select Sector SPDR Fund (XLRE) recorded the lowest total returns.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 13 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares Russell 1000 Value ETF (IWD) and Technology Select Sector SPDR Fund (XLK). The weakest contributors were iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and iShares Russell 2000 Value ETF (IWN).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Long/Short Tracker ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price[2]	8.98%	1.86%	3.96%
IQ Hedge Long/Short Tracker ETF NAV	8.18%	1.92%	4.08%
IQ Hedge Long/Short Index	9.73%	3.37%	7.22%
HFRI Equity Hedge Index[3]	10.31%	3.02%	6.40%
MSCI World Net Total Return USD Index[4]	14.65%	4.73%	10.20%
Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD[4]	0.47%	0.38%	0.80%

1	Fund Inception Date: 03/23/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2017.
4	The MSCI World Net Total Return USD Index has replaced the Bloomberg Barclays Short Treasury Total Return Index value Unhedged USD as the Fund’s benchmark Index. The new Index closely aligns with Fund’s Investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Hedge Event-Driven ETF returned 8.58% at NAV (net asset value) and 8.44% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Event-Driven Index,2 returned 9.37% for the same time period. The HFRI Event-Driven Index2 and the Bloomberg Barclays U.S. Aggregate Fund Index2 returned 11.51%, and 0.83%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?

During the reporting period, the Fund maintained exposures to equities and fixed income, via underlying ETFs. The Fund’s primary exposures within these asset classes were to aggregate bond ETFs, convertible bond ETFs and U.S. large-cap growth equity ETFs.

The Fund’s position in convertible bonds, via underlying ETFs, was the primary positive contributor to returns during the reporting period. Exposure to U.S. large-cap growth equities and aggregate bonds, via underlying ETFs, also added value during the reporting period. The Fund’s short exposures to emerging markets equities detracted from the Fund’s performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

At the asset class level, the Fund was net long in bonds, particularly convertible bonds and aggregate bonds, but had a short position in investment grade corporate bonds. The Fund was also net long equities, with long positions in U.S. growth-oriented equities, but a short position in emerging markets equities.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund’s allocations did not change significantly. Bonds and equities were the sole asset classes held during the reporting period, with bonds the majority exposure. Convertible bonds and aggregate bonds were the largest, equal allocations within the Fund’s fixed income allocation. The Fund held long positions in U.S. large-cap growth equities and short positions in emerging markets equities, via underlying ETFs.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and Vanguard FTSE Emerging Markets ETF (VWO). During the reporting period, SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (BIL) and iShares Short Treasury Bond ETF (SHV) recorded the lowest total returns.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 15 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and iShares Russell 1000 Growth ETF (IWF). The weakest contributors were Vanguard FTSE Emerging Markets ETF (VWO) and iShares MSCI Emerging Markets ETF (EEM).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Event-Driven Tracker ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price[2]	8.44%	3.53%	7.57%
IQ Hedge Event-Driven Tracker ETF NAV	8.58%	3.51%	7.54%
IQ Hedge Event-Driven Index	9.37%	4.23%	9.11%
HFRI Event-Driven Index[3]	11.51%	3.26%	6.91%
Bloomberg Barclays U.S. Aggregate Fund Index[4]	0.83%	1.53%	3.25%
Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD[4]	0.47%	0.38%	0.80%

1	Fund Inception Date: 03/23/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2017.
4	Bloomberg Barclays U.S. Aggregate Bond Index has replaced the Bloomberg Barclays Short Treasury Total Return Index value Unhedged USD as the Fund’s benchmark Index. The new Index closely aligns with Fund’s Investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Resources ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Global Resources ETF returned 4.94% at NAV (net asset value) and 5.13% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Resources Index,2 returned 7.00% for the same time period. The MSCI® World Index2 and the Bloomberg Commodity Index2 returned 14.65% and –1.32%, respectively, during the same period.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

What factors affected the Fund’s performance during the reporting period?

The Fund seeks to invest in small-, mid-, and large-cap equities with significant exposure to global commodities and resources. During the reporting period, the U.S. dollar strengthened relative to other global currencies, while global commodities prices, most notably oil prices, remained relatively flat. Oil prices increased during the first three fiscal quarters of the reporting period before giving back most of its gains in the fourth fiscal quarter.

The Fund has exposure to 11 global currencies, and, in aggregate, the currency effect detracted from its performance, with exposure to the British pound, Canadian dollar and Swedish krona hurting most.

From a sector and industry perspective, the Fund’s largest detractors from performance were energy and precious metals. The Fund’s exposure to coal and timber generated the greatest positive sector returns.

The Fund also utilizes U.S. and international equity market hedges through short exposure to these markets, which, in aggregate, contributed negatively to performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives in limited quantities and solely to replicate the economic exposures that are reflected in the Underlying Index. Primarily, the Fund used total return swaps during the reporting period. The use of derivatives had a negative impact on the Fund’s performance during the reporting period.

During the reporting period, which industries had the highest total returns and which industries had the lowest total returns?

In terms of total return, the best-performing industries in the Underlying Index were timber, coal and industrial metals. During the reporting period, precious metals, energy and livestock recorded the lowest total returns.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the industries that made the strongest positive contributions to the Fund’s absolute performance were coal, timber, and grains food and fiber. The industries that made the weakest contributions to the Fund’s absolute performance were energy, precious metals and water.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total return during the reporting period were Whitehaven Coal, KAZ Minerals and Mitsui Mining & Smelting. Australia’s Whitehaven Coal operates as a coal producer. The U.K.’s KAZ Minerals and Japan’s Mitsui Mining & Smelting are miners and producers of copper.

The Underlying Index components with the lowest total returns for the reporting period were Noble Group, SEMAFO and Yamana Gold. Noble Group is a Hong Kong-based company that markets and processes raw material by sourcing bulk commodities from specific regions around the world. SEMAFO is a Canadian-based mining company with production and exploration in West Africa. Yamana Gold is a Canadian-based intermediate gold producer throughout Brazil.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 17 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were China Shenhua Energy, UPM-Kymmene and Sandvik. China Shenhua Energy focuses on coal and power businesses in China. Finland-based UPM-Kymmene manufactures forest products. Sandvik is a Sweden-based company that develops, manufactures and markets metalworking applications and rock excavation and steel products. The weakest contributors were Veolia Environnement, a France-based water company; Noble Group, mentioned earlier; and Tyson Foods, a U.S.-based livestock company and food producer.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted annually with periodic monthly rebalances. In turn, the Fund rebalances its sector weights each month according to a rules-based rotation methodology that overweights sectors with high price momentum and low valuation and underweights sectors with the opposite characteristics. Further, the Fund applies a stratified sampling of the Underlying Index. In addition to changes at the reconstitution of the Underlying Index, the Underlying Index removed constituent Spectra Energy during the reporting period due to merger activity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Resources ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Resources ETF Market Price[2]	5.13%	–2.56%	–0.84%	1.80%	14.31%
IQ Global Resources ETF NAV	4.94%	–2.70%	–0.96%	1.73%	13.75%
IQ Global Resources Index	7.00%	–1.04%	0.15%	2.84%	23.37%
MSCI World Net Total Return USD Index	14.65%	5.68%	9.94%	9.10%	92.30%
Bloomberg Commodity Index	–1.32%	–15.02%	–9.73%	–6.01%	–37.22%

1	Fund Inception Date: 10/26/2009.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Merger Arbitrage ETF returned 6.45% at NAV (net asset value) and 6.39% at market price.1 To compare, the Fund’s Underlying Index, the IQ Merger Arbitrage Index,2 returned 7.15% for the same time period. The HFRI ED: Merger Arbitrage Index and the S&P 500® Index2 returned 12.88% and 17.17%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the premium discount of merger targets. Through a rules-based merger selection process, the Underlying Index will select target companies satisfying all required selection criteria and will hold securities until the premium has been realized through a successful merger or when any of the selection criteria are violated during the monthly reconstitution.

Key risks of the strategy include potential withdrawal or cancellation of a pending merger, the failure to meet selection criteria pertaining to liquidity, deal age or size requirements, and the risks associated with deal payment through the use of the acquiring company’s stock. Any or all of these conditions can result in under-realization of the deal premium. During the reporting period, global merger and acquisition activity exceeded $5.7 trillion, with 33% completing successfully and 30% remaining open. The remaining deals were either terminated/withdrawn or did not progress past proposal. During the reporting period, less than 5% of Underlying Index constituents failed to complete, announced mergers successfully. Approximately 18% of the constituents were removed from the Underlying Index due to failing to meet criteria necessary to remain in the Underlying Index. The majority of deals within the Underlying Index completed successfully during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses hedges to dampen potential downward price performance of the acquiring company’s stock used in stock-based transactions. In cases when the acquiring company’s economic sector performs positively, the hedge will detract from performance; if the acquiring company’s economic sector performs negatively, the hedge will contribute to performance. The Fund only hedges the exposure to stock-based transactions.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were real estate, health care and consumer discretionary. During the reporting period, utilities, consumer staples and industrials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were health care, information technology and consumer discretionary. The sectors that made the weakest contributions to the Fund’s absolute performance were energy, industrials and utilities.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were NorthStar Realty Finance, Medivation and Technip. NorthStar Realty Finance operates as a REIT in commercial real estate. Medivation operates in the biomedical technology industry. Technip designs and constructs industrial facilities.

The Underlying Index components with the lowest total returns for the reporting period were Rite Aid, Zodiac Aerospace and NetSuite. Rite Aid operates retail drugstores. Zodiac Aerospace manufactures and sells aeronautical equipment for airplanes. NetSuite provides relationship management software solutions.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Medivation, mentioned earlier; Reynolds American; and Baxalta. Reynolds American operates as a manufacturer of tobacco products, and Baxalta operates as a biotechnology company.

The weakest contributors were Rite Aid, mentioned earlier; E.I. du Pont de Nemours and Company; and Baker Hughes. E.I. du Pont de Nemours and Company is a global chemical and life sciences company. Baker Hughes operates in the oil and gas industry.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 19 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced monthly. Intra-month removal of deals occurs only for completed transactions. All other deals that are removed from the Underlying Index are removed at the monthly rebalance. The timing of the rebalance can have both positive and potentially adverse effects, depending on the circumstance of the deal, the number of competing offers, and if new acquirers attempt to acquire existing targets. The Fund’s hedges are also reset monthly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Merger Arbitrage ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Merger Arbitrage ETF Market Price[2]	6.39%	3.94%	3.63%	3.10%	25.52%
IQ Merger Arbitrage ETF NAV	6.38%	4.05%	3.49%	3.06%	25.19%
IQ Merger Arbitrage Index	7.15%	5.01%	4.56%	4.13%	35.20%
HFRI ED: Merger Arbitrage Index[3,4]	12.88%	2.95%	5.47%	5.69%	51.04%
S&P 500 Index	17.17%	9.78%	12.95%	12.46%	139.89%
MSCI World Index[3]	14.65%	5.68%	9.94%	8.71%	86.23%

1	Fund Inception Date: 11/16/2009.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	The HFRI ED: Merger Arbitrage Index has replaced the MSCI World Index as the Fund’s benchmark Index. The new index closely aligns with the Fund Investment Strategy.
4	Data shown above for the HFRI ED: Merger Arbitrage Index is from 11/30/2009 to 4/30/2017.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Real Return ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Real Return ETF returned 1.94% at NAV (net asset value) and 2.06% at market price.1 To compare, the Fund’s Underlying Index, the IQ Real Return Index,2 returned 2.22% for the same time period. The Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD2 returned 0.47% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s core allocation to short-term U.S. Treasury bonds, via underlying ETFs, generated positive performance during the reporting period, while its satellite positions in U.S. equities were the primary source of return. Also, via underlying ETFs, the Fund’s exposure to real estate contributed positively. However, positions in intermediate-term and long-term U.S. Treasury bonds, via underlying ETFs, detracted from the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. During the reporting period, the Fund had a core position in a short-term U.S. Treasury bond ETF. U.S. large-cap equities, intermediate-term U.S. Treasury bonds and real estate, via underlying ETFs, were key satellite exposures during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models and via shifts in its underlying ETF positions, the Fund’s short-term U.S. Treasury bond allocation decreased and its real estate allocation increased during the reporting period. Long-term U.S. Treasury bonds, via underlying ETF positions, were held briefly during the reporting period, while positions in intermediate-term U.S. Treasuries and equities, via underlying ETFs, were maintained at consistent allocation levels throughout.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares Core S&P 500 ETF (IVV) and Financial Select Sector SPDR Fund (XLF). During the reporting period, iShares 7-10 Year Treasury Bond ETF (IEF) and Energy Select Sector SPDR Fund (XLE) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR S&P 500 ETF Trust (SPY) and Vanguard REIT Index Fund (VNQ). The weakest contributors were iShares Russell 2000 ETF (IWM) and iShares 7-10 Year Treasury Bond ETF (IEF).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 21 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Real Return ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Real Return ETF Market Price[2]	2.06%	1.22%	0.80%	1.23%	9.62%
IQ Real Return ETF NAV	1.94%	1.18%	0.82%	1.22%	9.52%
IQ Real Return Index	2.22%	1.54%	1.21%	1.68%	13.30%
Bloomberg Barclays Short Treasury Total Return Index Value Unhedged USD	0.47%	0.29%	0.24%	0.23%	1.77%

1	Fund Inception Date: 10/26/2009.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Australia Small Cap ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Australia Small Cap ETF returned 8.98% at NAV (net asset value) and 9.45% at market price.1 To compare, the Fund’s Underlying Index, the IQ Australia Small Cap Index,2 returned 10.07% for the same time period. The MSCI® Australia Small Cap Index2 and MSCI World Small Cap Index returned 16.95% and 17.44%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-cap Australian equity market. The investable universe is limited to the 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

From a sector perspective, the Underlying Index was heavily weighted in materials, consumer discretionary and industrials, which accounted for approximately 60% of the weight of the Underlying Index during the Reporting Period. The large allocation to the materials sector, combined with the sector’s positive performance, was the primary driver of the overall return of the Underlying Index and of the Fund for the reporting period. Health care also has a substantial weighting in the Underlying Index, and thus its negative absolute return made the sector a key detractor from the Underlying Index’s and the Fund’s results during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were energy, industrials and telecommunication services. During the reporting period, health care, information technology and consumer discretionary recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were industrials, materials and energy. The sectors that made the weakest contributions to the Fund’s absolute performance were health care, telecommunication services and information technology.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Whitehaven Coal, a coal producer, and Downer EDI, an engineering and infrastructure management services provider and Monadelphous Group, an engineering and construction services to the resources and petrochemical industries.

The Underlying Index components with the lowest total returns for the reporting period were 1-Page, a cloud-based human resources software services firm; iSentia Group, a media intelligence software services company; and Syrah Resources, a mineral exploration company.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were coal producer Whitehaven Coal and Downer EDI, each already mentioned, as well as materials company CSR. The weakest contributors were Sirtex Medical, a medical company, and Syrah Resources and iSentia Group, each mentioned earlier.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 23 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that certain securities were added to or removed from the Underlying Index, and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations. In addition to changes at the periodic reconstitutions of the underlying Index, during the reporting period, SAI Global and Pacific Brands were removed from the Underlying Index in association with acquisitions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Australia Small Cap ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Australia Small Cap ETF Market Price[2]	9.45%	–1.69%	–3.57%	–1.61%	–10.92%
IQ Australia Small Cap ETF NAV	8.98%	–1.67%	–3.59%	–1.63%	–11.00%
IQ Australia Small Cap Index	10.07%	–0.82%	–2.78%	–0.81%	–5.61%
MSCI Australia Small Cap Index[3]	16.95%	–0.34%	4.11%	4.30%	34.90%
MSCI World Small Cap Index[3]	17.44%	6.73%	11.16%	10.60%	104.73%
MSCI EAFE Index	11.29%	0.86%	6.78%	5.18%	43.12%

1	Fund Inception Date: 3/22/2010.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	MSCI Australia Small Cap Index and MSCI World Small Cap Index have replaced the MSCI EAFE Index as the Fund’s benchmark Index. The new indexes closely align with the Fund’s Investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Canada Small Cap ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Canada Small Cap ETF returned 0.11% at NAV (net asset value) and 2.55% at market price.1 To compare, the Fund’s Underlying Index, the IQ Canada Small Cap Index,2 returned 0.99% for the same time period. The MSCI Canada Small Cap Index2 returned 1.67%, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-cap Canadian equity market. The investable universe is limited to the 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

The Canadian dollar depreciated versus the U.S. dollar during the reporting period, which negatively impacted the Underlying Index’s returns when presented in U.S. dollar terms. Also, the Underlying Index held large weightings in materials and energy, which each posted only mediocre performance during the reporting period. The Underlying Index had its smallest weighting in telecommunication services, which had the highest sector total return in the Underlying Index during the reporting period, thus leading it to be a detractor as well. Conversely, the industrials sector held the third largest weighting in the Underlying Index and had strong performance during the reporting period, enabling it to drive positive returns for the Underlying Index overall.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were telecommunication services, industrials and utilities. During the reporting period, health care, information technology and financials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were industrials, utilities and consumer discretionary. The sectors that made the weakest contributions to the Fund’s absolute performance were health care, financials and information technology.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Ivanhoe Mines, Paramount Resources and Interfor. Ivanhoe Mines is a mining company focused on development projects in Sub-Saharan Africa. Paramount Resources explores and develops oil and natural gas, primarily in western Canada. Interfor harvests timber and manufactures and markets lumber products, with a majority of its operations in western Canada.

The Underlying Index components with the lowest total returns for the reporting period were Concordia International, Home Capital Group and SEMAFO. Concordia International is a pharmaceutical company focusing on the management and acquisition of pharmaceutical products and the development of orphan drugs. (An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an orphan disease. The assignment of orphan status to a disease and to any drugs developed to treat it is a matter of public policy in many countries.) Home Capital Group is a holding company for Home Trust, which is a regulated company offering deposits, mortgage lending and credit card services. SEMAFO is a mining company with gold production and exploration operations in West Africa.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 25 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Veresen, Lundin Mining and Ivanhoe Mines. Veresen owns and operates energy infrastructure across North America. Lundin Mining is a base metals mining company with operations in Chile, Portugal, Sweden, Spain and the U.S. Ivanhoe Mines was mentioned earlier. The weakest contributors were Home Capital Group and Concordia International, each already mentioned, and Kinross Gold, which focuses on the exploration, development and production of gold around the world.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that certain securities were added to or removed from the Underlying Index, and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalization. In addition to changes as the periodic reconstitutions of the Underlying Index, during the reporting period, Newmarket Gold merged with Kirkland Lake Gold, which remained in the Underlying Index. Intertain Group was removed from the Underlying Index due to no longer being in compliance with the Underlying Index parameters.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Canada Small Cap ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Canada Small Cap ETF Market Price[2]	2.55%	–10.02%	–6.91%	–4.01%	–25.24%
IQ Canada Small Cap ETF NAV	0.11%	–10.08%	–6.98%	–3.99%	–25.15%
IQ Canada Small Cap Index	0.99%	–9.22%	–5.97%	–3.04%	–19.70%
MSCI Canada Small Cap Index	1.67%	–7.06%	–3.20%	0.07%	0.49%

1	Fund Inception Date: 3/22/2010.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Agribusiness Small Cap ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Global Agribusiness Small Cap ETF returned 10.86% at NAV (net asset value) and 13.32% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Agribusiness Small Cap Index2 returned 12.06% for the same period. The Russell Global Small Cap Agriculture Fishing & Ranching Index and the MSCI World Small Cap Index2 returned 15.09% and 17.44%, respectively, for the same time period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index applies size, liquidity and business operations rules to select small capitalization agribusiness companies and uses a float-adjusted market capitalization weighting methodology.

The Fund focuses on global, small capitalization stocks. Global investing also exposes the strategy to currency fluctuations. During the reporting period, the Underlying Index’s and the Fund’s overall performance was negatively affected by currency exposure. The Underlying Index’s and the Fund’s currency exposure to the British pound and Canadian dollar were the two largest detractors from its currency performance. The Underlying Index’s two largest sectors, crop production and farming and livestock operations were the weakest performers but still posted positive returns during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

The Underlying Index is organized into five sectors. In terms of total return, the best-performing sectors in the Underlying Index were agricultural machinery, agricultural supplies and logistics, and agricultural chemicals. During the reporting period, livestock operations and crop production and farming were the two weakest sectors.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were crop production and farming, agricultural chemicals, and agricultural machinery. The sectors that made the weakest contributions were livestock operations and agricultural supplies and logistics.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Prima Meat Packers, Platform Specialty Products and Titan International. Prima Meat Packers, based in Japan, processes meat products and produces vacuum-packed food products, such as hamburgers, sausages and hams. U.S.-based Platform Specialty Products manufactures chemicals used by the electronics, metal and plastic plating, and offshore oil production and drilling industries. Titan International, based in the U.S., manufactures mounted tire and wheel systems for equipment used in agriculture, construction, mining and grounds care.

The Underlying Index components with the lowest total returns for the reporting period were China Huishan Dairy Holdings, China Green Holdings and CVR Partners, LP. China Huishan Dairy Holdings processes concentrated feed, operates dairy farms, and manufactures and sells dairy products. China Green Holdings produces and supplies a wide range of agricultural products, including fresh produce and processed food. CVR Partners, LP was formed to own, operate and grow its nitrogen fertilizer business.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were AGCO, which is a U.S.-based distributor of agricultural equipment; Platform Specialty Products, already mentioned; and Nichirei, which is a Japan-based producer and distributor of frozen food and meat products. The weakest contributors were China Huishan Dairy Holdings, mentioned earlier; Nisshin Seifun Group, a Japanese producer and seller of flour and processed foods; and PT Charoen Pokphand Indonesia, an Indonesian manufacturer and distributor of animal feeds and poultry equipment.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 27 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that certain securities were added to or removed from the Underlying Index, and rebalanced quarterly in accordance with the rules of the Underlying Index. During the reporting period, no significant corporate actions occurred outside of the periodic reconstitutions of the Underlying Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Agribusiness Small Cap ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Agribusiness Small Cap ETF Market Price[2]	13.32%	8.63%	7.55%	5.78%	40.95%
IQ Global Agribusiness Small Cap ETF NAV	10.86%	8.50%	7.36%	5.75%	40.69%
IQ Global Agribusiness Small Cap Index	12.06%	9.25%	8.17%	6.52%	47.08%
Russell Global Small Cap Agriculture Fishing & Ranching Index	15.09%	5.46%	5.81%	4.24%	28.87%
MSCI World Small Cap Index	17.44%	6.73%	11.16%	8.98%	69.03%

1	Fund Inception Date: 3/21/2011.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Global Oil Small Cap ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Global Oil Small Cap ETF returned –5.77% at NAV (net asset value) and –7.34% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Oil Small Cap Index,2 returned –5.01% for the same time period. The Russell Global Small Cap Energy Index2 and MSCI World Small Cap Index2 returned 4.70% and 17.44%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index applies size and liquidity rules to select small capitalization pure-oil companies and uses a float-adjusted market capitalization weighting methodology.

The Underlying Index’s and the Fund’s industry exposure was the main driver of their absolute performance during the reporting period. The largest allocations in the Underlying Index and in the Fund were to the exploration and production industry and to the equipment, services and drilling industry. Each of these industries posted a negative absolute return during the reporting period. The third industry in which the Underlying Index and the Fund invest, the refining and marketing industry, had the smallest weighting in the Underlying Index and in the Fund but had the strongest performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which industries had the highest total returns and which industries had the lowest total returns?

The Underlying Index is consists of companies within three industries. In terms of total return, the best performing industry in the Underlying Index was refining and marketing. The equipment, services and drilling industry and the exploration and production industry each posted a negative total return during the reporting period.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, refining and marketing made the strongest positive contribution to the Fund’s absolute performance. Equipment, services and drilling and exploration and production made the weakest contributions, each detracting from the Fund’s absolute performance during the reporting period.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Delek US Holdings, Aker BP ASA and Subsea 7 S.A. Delek US Holdings is focused on refining and supplying petroleum. Norway-based Aker BP ASA focuses on exploration and production of petroleum resources on the Norwegian Shelf. U.K.-based Subsea 7 S.A. builds and installs equipment for the offshore oil industry.

The Underlying Index components with the lowest total returns for the reporting period were Cobalt International Energy, Seadrill and Bonanza Creek Energy. U.S.-based Cobalt International Energy focuses on exploration and production offshore in the Gulf of Mexico and West Africa. U.K.-based Seadrill provides offshore drilling and operates a fleet of operations for both shallow and deep water drilling. U.S.-based Bonanza Creek Energy engages in the acquisition, exploration, development and production of onshore oil and natural gas.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Subsea 7 S.A., mentioned earlier; Western Refining, a U.S.-based company that refines crude oil and markets petroleum products; and Aker BP ASA, already mentioned. The weakest contributors were Gulfport Energy, which owns and operates oil and gas properties in the U.S.; Seadrill, already mentioned; and Tullow Oil, a U.K.-based company that explores and produces oil and natural gas in Africa, Europe, South America and Asia.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 29 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted, meaning that certain securities were added to or removed from the Underlying Index, and rebalanced quarterly. In addition to changes at the periodic reconstitutions of the Underlying Index, during the reporting period, Breitburn Energy was removed from the Underlying Index when it filed for Chapter 11 bankruptcy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Oil Small Cap ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Oil Small Cap ETF Market Price[2]	–7.34%	–19.94%	–7.43%	–7.82%	–38.61%
IQ Global Oil Small Cap ETF NAV	–5.77%	–20.07%	–7.48%	–7.81%	–38.57%
IQ Global Oil Small Cap Index	–5.01%	–19.48%	–6.60%	–6.95%	–35.07%
Russell Global Small Cap Energy Index	4.70%	–24.18%	–12.45%	–13.20%	–57.16%
MSCI World Small Cap Index	17.44%	6.73%	11.16%	8.33%	61.48%

1	Fund Inception Date: 5/4/2011.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ U.S. Real Estate Small Cap ETF returned 14.60% at NAV (net asset value) and 14.79% at market price.1 To compare, the Fund’s Underlying Index, the IQ U.S. Real Estate Small Cap Index,2 returned 15.71% for the same time period. The Dow Jones U.S. Real Estate Index2 returned 8.01% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-cap U.S. real estate equity market. The investable universe is limited to, at most, 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

The Underlying Index classifies real estate investment trusts (REITs) as residential, hotel, retail, office, diversified, specialized or mortgage REITs. Over time, mortgage REITs have shown interest rate sensitivity. Office REITs and retail REITs are affected by the overall economic environment. Virtually all publicly-traded U.S. REITs exhibit sensitivity to the broad U.S. equity market. Other factors that affect REITs are the metropolitan markets in which they operate and the various types of properties that comprise the REIT’s portfolio.

During the reporting period, the Underlying Index’s mortgage REIT sector outperformed the other sectors, posting the largest positive contribution to return. Retail REITs posted negative contributions for the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were mortgage, specialized and hotel REITs. During the reporting period, retail, residential and diversified REITs recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were mortgage, office and specialized REITs. The sectors that made the weakest contributions to the Fund’s absolute performance were retail, residential and diversified REITs.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were AG Mortgage Investment Trust, a mortgage REIT focused on residential mortgages; Summit Hotel Properties, a hotel REIT focused on hotels in the U.S.; and Silvery Bay Realty Trust, a residential REIT focused on the acquisition and renovation of single family properties.

The Underlying Index components with the lowest total returns for the reporting period were Pennsylvania Real Estate Investment Trust, Kite Realty Group Trust and CBL & Associates Properties, each of which is a retail REIT.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were First Industrial Realty Trust, an office REIT, and Cyrus One and Stag Industrial, each a specialized REIT. The weakest contributors were Pennsylvania Real Estate Investment Trust, Kite Realty Group Trust and CBL & Associates Properties, each mentioned earlier.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 31 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations.

During the reporting period, several Underlying Index constituents were removed in relation to merger activity. These included Colony Capital, Newcastle Investment, Winthrop Realty Trust, Hatteras Financial and Rouse Properties. Two Underlying Index constituents, Parkway Properties and Cousins Properties, merged together. Similarly, Underlying Index constituents Apollo Residential Mortgage and Apollo Commercial Real Estate merged together. New York REIT was removed from the Underlying Index due to liquidation.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ U.S. Real Estate Small Cap ETF
(as of 4/30/2017)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price[2]	14.79%	7.95%	12.33%	11.17%	86.44%
IQ U.S. Real Estate Small Cap ETF NAV	14.60%	7.99%	12.35%	11.51%	89.84%
IQ U.S. Real Estate Small Cap Index	15.71%	8.91%	13.24%	12.39%	98.79%
Dow Jones U.S. Real Estate Index	8.01%	9.01%	9.08%	10.06%	75.77%

1	Fund Inception Date: 6/13/2011.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned 15.28% at NAV (net asset value) and 16.28% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Index2, returned 15.96% for the same time period. The FTSE Developed ex North America Index2 returned 12.26% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in international developed equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed ex North America Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed nations depreciated against the U.S. dollar. Thus, the 50% currency hedge contributed to the Fund’s performance.

Local market economies were also a primary influence on the performance of the local international developed equity markets. Local market monetary and interest rate policies also had an influence.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses currency forwards to hedge 50% of its currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were technology, basic materials and industrials. During the reporting period, telecommunication services, utilities and health care recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were financials, industrials and consumer goods. The sectors that made the weakest contributions to the Fund’s absolute performance were telecommunication services, utilities and health care.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were STMicroelectronics, a Switzerland-based developer and manufacturer of semiconductor circuits; AAC Technologies Holdings, a China-based developer and manufacturer of a broad range of components for mobile devices and tablets; and Aristocrat Leisure, an Australian supplier of gaming systems, software and equipment.

The Underlying Index constituents with the lowest total returns for the reporting period were Banco Popular Espanol, a Spain-based full service commercial bank; Ono Pharmaceutical, a Japanese manufacturer and seller of pharmaceutical products; and Capita, a U.K. provider of customer services, human resources and software services.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 33 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Samsung Electronics, a South Korea-based manufacturer of consumer and industrial electronic equipment; HSBC Holdings, a U.K.-based international banking and financial services company; and Siemens, a Germany-based engineering and manufacturing company. The weakest contributors were Denmark-based Novo Nordisk and Israel-based Teva Pharmaceutical Industries, each a producer and marketer of pharmaceutical products, and BT Group, a U.K. telecommunications provider.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that certain securities were added to or removed from the Underlying Index, by FTSE in September 2016 and March 2017. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors. The Underlying Index’s 50% currency hedge is reset monthly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE International ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price[2]	16.28%	2.09%	3.75%
IQ 50 Percent Hedged FTSE International ETF NAV	15.28%	1.89%	3.38%
FTSE Developed ex North America 50% Hedged to USD Index	15.96%	2.65%	4.76%
FTSE Developed ex North America Index	12.26%	1.86%	3.32%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Europe ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ 50 Percent Hedged FTSE Europe ETF returned 15.48% at NAV (net asset value) and 14.78% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed Europe 50% Hedged to USD Index2, returned 16.18% for the same time period. The FTSE Developed Europe Index2 returned 11.17% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in developed European equity markets and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed Europe Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed European nations depreciated against the U.S. dollar. Thus, the 50% currency hedge contributed to the Fund’s performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses currency forwards to hedge 50% of its currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were technology, industrials and basic materials. During the reporting period, telecommunications, utilities and consumer services recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were financials, industrials and consumer goods. The sectors that made the weakest contributions to the Fund’s absolute performance were telecommunications, utilities and consumer services.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were STMicroelectronics, a Switzerland-based developer and manufacturer of semiconductor circuits; Melrose Industries, a U.K. investment company in the manufacturing sector; and Ipsen, a French medical drug company.

The Underlying Index constituents with the lowest total returns for the reporting period were Italy’s Banca Monte del Paschi Siena, Spain’s Banco Popular Espanol and Portugal’s Banco Comercial Portugues, each of which provides commercial banking services.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were HSBC Holdings, a U.K.-based international banking and financial services company; Siemens, a Germany-based engineering and manufacturing company; and Banco Santander, a Spanish bank providing retail, commercial and private banking services. The weakest contributors were Novo Nordisk, a Denmark-based producer and marketer of pharmaceutical products; BT Group, a U.K. telecommunications provider; and Vodafone Group, a U.K. mobile telecommunications group.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 35 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that certain securities were added to or removed from the Underlying Index, by FTSE in September 2016 and March 2017. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors. The Underlying Index’s 50% currency hedge is reset monthly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Europe ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Europe ETF Market Price[2]	14.78%	2.24%	4.02%
IQ 50 Percent Hedged FTSE Europe ETF NAV	15.48%	1.98%	3.55%
FTSE Developed Europe 50% Hedged to USD Index	16.18%	2.90%	5.22%
FTSE Developed Europe Index	11.17%	0.39%	0.69%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ 50 Percent Hedged FTSE Japan ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ 50 Percent Hedged FTSE Japan ETF returned 13.17% at NAV (net asset value) and 10.17% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Japan 50% Hedged to USD Index2, returned 14.02% for the same time period. The FTSE Japan Index2 returned 11.57% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in the Japanese equity market and then converting back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Japan Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, the yen depreciated against the U.S. dollar. Thus, the 50% currency hedge contributed to performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Underlying Index uses currency forwards to hedge 50% of its currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were basic materials, technology and industrials. During the reporting period, health care, utilities and consumer services recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were industrials, consumer goods and financials. The sectors that made the weakest contributions to the Fund’s absolute performance were health care, consumer services and utilities.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Sumco, a manufacturer of silicon wafers for the semiconductor industry; Sharp, a manufacturer of consumer and industrial electronics; and Calsonic Kansei, a manufacturer of automobile parts and accessories.

The Underlying Index constituents with the lowest total returns for the reporting period were Ono Pharmaceutical, a manufacturer and seller of pharmaceutical products; COLOPL, a provider of gaming platforms and applications for smart phones; and COOKPAD, which operates websites for cooking recipes.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Mitsubishi UFJ Financial Group, a financial group providing a variety of financial and investment services; Softbank Group, a provider of telecommunication services; and Nintendo, a developer and manufacturer of video game hardware and software. The weakest contributors were Ono Pharmaceutical, already mentioned; Japan Tobacco, a tobacco product company; and KDDI, a provider of mobile communication services.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 37 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted, meaning that certain securities were added to or removed from the underlying Index, by FTSE in September 2016 and March 2017. Throughout the reporting period, FTSE made incremental adjustments to the float factor of the underlying constituents. The Underlying Index’s 50% currency hedge is reset monthly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Japan ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ 50 Percent Hedged FTSE Japan ETF Market Price[2]	10.17%	–1.45%	–2.56%
IQ 50 Percent Hedged FTSE Japan ETF NAV	13.17%	–1.54%	–2.73%
FTSE Japan 50% Hedged to USD Index	14.02%	–0.82%	–1.45%
FTSE Japan Index	11.57%	2.18%	3.89%

1	Fund Inception Date: 7/22/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Leaders GTAA Tracker ETF perform during the 12 months ended April 30, 2017?

For the 12 months ended April 30, 2017 (the “reporting period”), IQ Leaders GTAA Tracker ETF returned 10.99% at NAV (net asset value) and 15.18% at market price.1 To compare, the Fund’s Underlying Index, the IQ Leaders GTAA Index2, returned 11.72% for the same time period. The MSCI All Country World Index and the Morningstar World Allocation Mutual Fund Category Average returned 15.14%  and 8.77%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long positions in U.S. large-cap equities, international equity core and high yield corporate bonds, via underlying ETFs, contributed most positively to its results during the reporting period. Conversely, the Fund’s short positions in investment grade corporate bonds and U.S. real estate investment trusts (REITs) detracted from its performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Primarily, the Fund used total return swaps on certain ETFs to obtain exposures similar to in the Underlying Index. Derivatives are not used to gain additional leverage, but rather are used exclusively to enable the Fund to track its Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

At the asset class level, the Fund was allocated approximately 55% in equities and 45% in bonds with a modest short exposure to real estate during the reporting period. In equities, the Fund’s core allocations were to international and U.S. large-cap core equities. The health care and information technology sectors were the largest equity sector allocations, while utilities and consumer staples were net short. The Fund also had exposure to emerging markets equities and U.S. small-cap core equities, via underlying ETFs, during the reporting period. Within fixed income, high yield corporate bonds and aggregate bonds were the Fund’s largest positions. The Fund had short exposures to investment grade corporate bonds and U.S. REITs during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Based on our quantitative rules-based process, the Fund’s total equity exposure ranged from 50% to 60% of Fund assets during the reporting period. Bonds held the remaining exposure, and real estate was net negative. Within the Fund’s equity allocation, international core equities were at a low and U.S. large-cap equities peaked in the middle of the reporting period. Over the course of the reporting period, the Fund’s allocation to emerging markets equities increased, and its exposure to U.S. small-cap core equities ranged from –2% to 5% of Fund assets.

Within the Fund’s bond allocation, its exposure to high yield bonds increased in a step-wise fashion, while its exposure to intermediate-term U.S. Treasuries remained at relatively consistent levels during the reporting period. Allocations to aggregate bonds decreased, while the Fund’s allocation to convertible bonds shifted from a positive to a negative exposure.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Technology Select Sector SPDR Fund (XLK) and Vanguard Information Technology Index Fund (VGT). During the reporting period, iShares 7-10 Year Treasury Bond ETF (IEF) and Real Estate Select Sector SPDR Fund (XLRE) recorded the lowest total returns.

1	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
2	See page 39 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares MSCI EAFE ETF (EFA) and iShares iBoxx $ High Yield Corporate Bond ETF (HYG). The weakest contributors were Consumer Staples Select Sector SPDR Fund (XLP) and iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Leaders GTAA Tracker ETF
(as of 4/30/2017)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Leaders GTAA Tracker ETF Market Price[2]	15.18%	10.50%	17.17%
IQ Leaders GTAA Tracker ETF NAV	10.99%	10.46%	17.10%
IQ Leaders GTAA Tracker Index	11.72%	11.24%	18.41%
MSCI All Cap World Index[3]	15.05%	15.42%	25.39%
MSCI All Country World Index[3]	15.14%	15.40%	25.50%
Morningstar World Allocation Mutual Fund Category Average	8.77%	8.80%	14.29%

1	Fund Inception Date: 9/30/2015.
2	Beginning on May 31, 2016, the price used to calculate the market price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.
3	The MSCI All Country World Index has replaced the MSCI All Cap World Index as the Fund’s benchmark Index. The new index closely aligns with the Fund’s Investment Strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Bond U.S. ETF perform from its inception on May 10, 2016 through April 30, 2017?

From its inception on May 10, 2016 through April 30, 2017 (the “reporting period”), IQ Enhanced Core Bond U.S. ETF returned –0.31% at NAV (net asset value) and –0.29% at market price.1 To compare, the Fund’s Underlying Index, the IQ Enhanced Core Bond U.S. Index,2 returned –0.02% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned 0.57% for the same period.
What factors affected the Fund’s performance during the reporting period?

The Fund’s long-only strategy rotates among five bond sectors: investment grade corporate bonds, mortgage-backed securities, long-term U.S. Treasuries, intermediate-term U.S. Treasuries and short-term U.S. Treasuries. The Fund’s largest average weighting during the reporting period was in investment grade corporate bonds, which was also the largest sector contributor to its performance. Mortgage-backed securities and long-term U.S. Treasuries were also large allocations within the Fund, though these sectors detracted from its performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by a quantitative rules-based process that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals.

At the asset class level, the Fund was invested primarily in investment grade corporate bonds and mortgage-backed securities, via underlying ETFs. The Fund also had allocations to short-term, intermediate-term and long-term U.S. Treasuries, via underlying ETFs, during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund’s allocation, via underlying ETFs, to investment grade corporate bonds was held near the maximum allowable weight of the Underlying Index, with specific, targeted periods of reduced weightings. Mortgage-backed securities were similarly held, via underlying ETFs, near the maximum allowable weight for most of the reporting period, with two occasions when allocations fell to 0%. Via underlying ETFs, intermediate-term U.S. Treasuries had a positive allocation during the reporting period, and exposure to long-term U.S. Treasuries was significant during the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares iBoxx $Investment Grade Corporate Bond ETF (LQD) and iShares U.S. Credit Bond ETF (CRED). During the reporting period, SPDR Bloomberg Barclays Long Term Treasury ETF (TLO) and iShares 20+ Year Treasury Bond ETF (TLT) recorded the lowest total returns.

1	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.
2	See page 41 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD) and Vanguard Intermediate-Term Corporate Bond ETF (VCIT). The weakest contributors were SPDR Bloomberg Barclays Mortgage Backed Bond ETF (MBG) and Vanguard Mortgage-Backed Securities ETF (VMBS).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Enhanced Core Bond U.S. ETF
(as of 4/30/2017)

Since Inception[1]
Cumulative
IQ Enhanced Core Bond U.S. ETF Market Price[2]	–0.29%
IQ Enhanced Core Bond U.S. ETF NAV	–0.31%
IQ Enhanced Core Bond U.S. Index	–0.02%
Bloomberg Barclays U.S. Aggregate Bond Index	0.57%

1	Fund Inception Date: 5/10/2016.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ Enhanced Core Plus Bond U.S. ETF perform from its inception on May 10, 2016 through April 30, 2017?

From its inception on May 10, 2016 through April 30, 2017 (the “reporting period”), IQ Enhanced Core Plus Bond U.S. ETF returned 2.57% at NAV (net asset value) and 2.61% at market price.1 To compare, the Fund’s Underlying Index, the IQ Enhanced Core Plus Bond U.S. Index,2 returned 2.79% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned 0.57% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long-only strategy rotates among seven bond sectors: high yield corporate bonds, U.S. dollar-denominated emerging markets debt, investment grade corporate bonds, mortgage-backed securities, long-term U.S. Treasuries, intermediate-term U.S. Treasuries and short-term U.S. Treasuries.

The largest sector contributor to the Fund’s performance during the reporting period was high yield corporate bonds. The Fund’s largest average weighting during the reporting period was in investment grade corporate bonds, which also contributed positively to its performance, albeit more modestly. Mortgage-backed securities was the only sector to detract from the Fund’s performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by a quantitative rules-based process that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals.

At the asset class level, the Fund was invested primarily in investment grade corporate bonds and mortgage-backed securities, via underlying ETFs. The Fund also had allocations to high yield corporate bonds, U.S. Treasuries and emerging markets bonds, via underlying ETFs, during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund’s allocation, via underlying ETFs, to investment grade corporate bonds was held near the maximum allowable weight of the Underlying Index, before a step-wise decrease in the middle of the reporting period was implemented. At that same time, we correspondingly increased the Fund’s exposure to high yield bonds. Emerging markets bond allocations adjusted with those of high yield bonds. The Fund’s allocation to mortgage-backed securities fluctuated, with the more dominant weighting held during the first half of the reporting period. Long-term U.S. Treasuries maintained its largest position at the start of the reporting period before dropping to near 0% levels. Via underlying ETFs, short-term U.S. Treasuries and intermediate-term U.S. Treasuries held rather consistent positive allocation levels during the second half of the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were SPDR Bloomberg Barclays High Yield Bond ETF (JNK) and iShares JP Morgan USD Emerging Markets Bond ETF (EMB). During the reporting period, SPDR Bloomberg Barclays Long Term Treasury ETF (TLO) and iShares 20+ Year Treasury Bond ETF (TLT) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 43 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays High Yield Bond ETF (JNK) and iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD). The weakest contributors were SPDR Bloomberg Barclays Mortgage Backed Bond ETF (MBG) and Vanguard Mortgage-Backed Securities ETF (VMBS).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Enhanced Core Plus Bond U.S. ETF
(as of 4/30/2017)

Since Inception[1]
Cumulative
IQ Enhanced Core Plus Bond U.S. ETF Market Price[2]	2.61%
IQ Enhanced Core Plus Bond U.S. ETF NAV	2.57%
IQ Enhanced Core Plus Bond U.S. Index	2.79%
Bloomberg Barclays U.S. Aggregate Bond Index	0.57%

1	Fund Inception Date: 5/10/2016.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Management’s Discussion of Fund Performance (unaudited) (continued)

How did IQ S&P High Yield Low Volatility Bond ETF perform from its inception on February 15, 2017 through April 30, 2017?

From its inception on February 15, 2017 through April 30, 2017 (the “reporting period”), IQ S&P High Yield Low Volatility Bond ETF returned 1.40% at NAV (net asset value) and 1.93% at market price.1 To compare, the Fund’s Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index,2 returned 1.41% for the same time period. The Merrill Lynch U.S. High Yield Master II Index2 returned 1.74% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund seeks investment results that track the price and yield performance of its Underlying Index, the S&P High Yield Low Volatility Corporate Bond Index. The Underlying Index is comprised of U.S. dollar-denominated high yield corporate bonds that have been selected in accordance with a rules-based methodology that seeks to identify securities that, in the aggregate, are expected to have lower volatility relative to the broad U.S. dollar-denominated high yield corporate bond market. The Underlying Index is a market value-weighted index.

The U.S. Federal Reserve (the Fed) raised the targeted federal funds rate 0.25% on March 15, 2017. The U.S. Treasury yield curve flattened, meaning that the differential between short-term and long-term yields narrowed. High yield credit spreads, or yield differentials to U.S. Treasuries of similar duration, remained relatively stable during the reporting period, and U.S. credit indices, for both investment grade and high yield corporate bonds, outperformed U.S. Treasury and U.S. aggregate bond indices.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of contribution to total return, the best-performing sectors in the Underlying Index were communications, consumer cyclical and consumer non-cyclical. During the reporting period, brokerage, REITs, and other industrial recorded the lowest contribution to total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were communications, consumer cyclical, and consumer non-cyclical. The sectors that made the weakest contributions to the Fund’s absolute performance were brokerage, REITs, and other industrial.

During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?

In terms of contribution to the return of the Underlying index, health care services provider HCA Healthcare and telecommunication services companies Deutsche Telekom AG and Altice NV had the highest contributions to return.

The Underlying Index components with the lowest contribution to total returns for the reporting period were high yield bonds issued by retail drugstore chain operator Rite Aid, natural resources company Freeport McMoRan and propane retail marketer AmeriGas Partners, L.P.

1	The price used to calculate the market price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 45 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual securities made the strongest contributions to the Fund’s absolute performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the Fund’s absolute performance during the reporting period were HCA Holdings, Inc., Deutsche Telekom, and lodging company MGM Resorts International. The weakest contributors were issued by retail drugstore chain operator Rite Aid, oil and gas exploration and production services provider Hilcorp Energy L.P. and Freeport McMoRan.

Were there any changes in the Underlying Index during the reporting period?

The security selection process of the Underlying Index focuses on selecting securities expected to have less credit risk as measured by the Marginal Contribution to Risk (MCR) factor. The MCR factor is a variation of the Duration Times Spread (DTS) metric that considers each bond’s credit spread duration and option-adjusted yield spread over U.S. Treasury bonds with a similar maturity date. The Underlying Index undergoes a rebalancing process once a month.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2017)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ S&P High Yield Low Volatility Bond ETF
(as of 4/30/2017)

Since Inception[1]
Cumulative
IQ S&P High Yield Low Volatility Bond ETF Market Price[2]	1.93%
IQ S&P High Yield Low Volatility Bond ETF NAV	1.40%
S&P U.S. High Yield Low Volatility Corporate Bond Index	1.41%
Merrill Lynch U.S. High Yield Master II Index	1.74%

1	Fund Inception Date: 2/15/2017.
2	The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Fund Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular Fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid for Period 11/01/16 to 4/30/17” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Annualized Expense Ratios for the Period 11/01/16 to 4/30/2017	Expenses[1] Paid During the Period 11/01/16 to 4/30/2017
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,009.70	0.76%	$3.79
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$1,014.90	0.76%	$3.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$1,004.10	0.76%	$3.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$1,073.60	0.76%	$3.91
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$1,046.90	0.76%	$3.86
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Resources ETF
Actual	$1,000.00	$1,000.50	0.75%	$3.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
IQ Merger Arbitrage ETF
Actual	$1,000.00	$1,050.30	0.75%	$3.81
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
IQ Real Return ETF
Actual	$1,000.00	$1,017.50	0.49%	$2.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
IQ Australia Small Cap ETF
Actual	$1,000.00	$1,005.50	0.70%	$3.48
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ Canada Small Cap ETF
Actual	$1,000.00	$1,016.50	0.70%	$3.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ Global Agribusiness Small Cap ETF
Actual	$1,000.00	$1,066.90	0.76%	$3.89
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Oil Small Cap ETF
Actual	$1,000.00	$1,033.80	0.76%	$3.83
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$1,081.10	0.70%	$3.61
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$1,121.40	0.35%	$1.84
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ 50 Percent Hedged FTSE Europe ETF
Actual	$1,000.00	$1,139.40	0.45%	$2.39
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ 50 Percent Hedged FTSE Japan ETF
Actual	$1,000.00	$1,074.30	0.45%	$2.31
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Leaders GTAA Tracker ETF
Actual	$1,000.00	$1,080.50	0.46%	$2.37
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.51	0.46%	$2.31

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Annualized Expense Ratios for the Period 11/01/16 to 4/30/2017	Expenses[1] Paid During the Period 11/01/16 to 4/30/2017
IQ Enhanced Core Bond U.S. ETF
Actual	$1,000.00	$983.40	0.21%	$1.03
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ Enhanced Core Plus Bond U.S. ETF
Actual	$1,000.00	$1,008.70	0.21%	$1.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ S&P High Yield Low Volatility Bond ETF*
Actual	$1,000.00	$1,014.00	0.40%	$0.83
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01

*	Fund commenced operations on February 15, 2017. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 75/365 (to reflect commencement of operation).
1	Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365

Portfolio Summaries

April 30, 2017
SCHEDULES OF INVESTMENTS SUMMARY TABLE

IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $1,062.6

Industry	% of Net Assets
Money Market Funds	18.9%
Floating Rate Funds	16.4
Investment Grade Corporate Bond Funds	11.6
Convertible Bonds Fund	8.9
U.S. Short Term Treasury Bond Funds	7.0
Europe Equity Fund	5.6
Treasury Inflation-Protected Securities Funds	5.5
Mortgage Backed Securities Funds	5.1
U.S. Multi Cap Funds	5.0
U.S. Medium Term Treasury Bond Fund	4.5
Japan Equity Fund	4.2
BRIC Equity Funds	3.9
International Bond Funds	3.9
U.S. Large Cap Core Funds	3.7
Emerging Small Cap Equity Fund	2.5
U.S. Dollar Fund	2.4
U.S. Low Volatility Funds	1.8
Euro Fund	1.7
U.S. Small Cap Growth Funds	1.6
U.S. Large Cap Value Funds	1.4
Asia ex Japan Equity Funds	1.0
British Pound Fund	0.8
Municipal Bond Fund	0.5
Silver Fund	0.3
U.S. REITS Funds	0.3
U.S. Small Cap Value Funds	0.2
Gold Fund	0.2
Broad Funds	0.1
International Equity Core Funds	0.1
Total Investments	119.1
Other Assets and Liabilities, Net	(19.1)
Total Net Assets	100.0%

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $6.4

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	33.1%
Money Market Fund	20.2
International Bond Funds	11.4
U.S. Multi Cap Funds	11.2
BRIC Equity Funds	8.8
Emerging Small Cap Equity Fund	6.3
Investment Grade Corporate Bond Funds	5.2
Europe Equity Fund	4.2
U.S. Medium Term Treasury Bond Fund	4.2
Treasury Inflation-Protected Securities Funds	4.1
International Small Cap Equity Funds	3.9
Japan Equity Fund	3.2
U.S. Dollar Fund	2.0
U.S. Large Cap Core Funds	1.9
Broad Funds	0.3
Silver Fund	0.2
Euro Fund	0.2
Gold Fund	0.1
Total Investments	120.5
Other Assets and Liabilities, Net	(20.5)
Total Net Assets	100.0%

IQ Hedge Market Neutral Tracker ETF
Net Assets ($ mil): $11.4

Industry	% of Net Assets
Floating Rate Funds	33.7%
U.S. Short Term Treasury Bond Funds	21.0
Money Market Funds	20.0
Mortgage Backed Securities Funds	13.6
Investment Grade Corporate Bond Funds	8.9
U.S. Large Cap Growth Funds	6.3
U.S. Preferred Fund	5.0
U.S. Large Cap Core Funds	2.6
Euro Fund	2.5
Japan Equity Fund	2.3
British Pound Fund	2.2
Municipal Bond Fund	1.4
U.S. Small Cap Value Funds	0.2
U.S. Small Cap Growth Fund	0.2
Europe Equity Funds	0.1
Total Investments	120.0
Other Assets and Liabilities, Net	(20.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2017
IQ Hedge Long/Short Tracker ETF
Net Assets ($ mil): $4.1

Industry	% of Net Assets
U.S. Large Cap Core Funds	16.3%
U.S. Preferred Funds	16.3
Investment Grade Corporate Bond Funds	14.0
International Equity Core Fund	14.0
International Small Cap Equity Funds	11.8
U.S. Large Cap Growth Funds	11.4
Floating Rate Funds	8.1
Money Market Funds	7.7
U.S. Small Cap Growth Fund	6.1
Volatility Fund	1.2
U.S. Short Term Treasury Bond Funds	0.7
Total Investments	107.6
Other Assets and Liabilities, Net	(7.6)
Total Net Assets	100.0%

IQ Hedge Event-Driven Tracker ETF
Net Assets ($ mil): $3.1

Industry	% of Net Assets
Investment Grade Corporate Bond Fund	35.7%
Convertible Bonds Fund	32.0
Floating Rate Funds	23.4
U.S. Small Cap Growth Fund	7.4
Money Market Funds	2.6
U.S. Large Cap Value Funds	1.3
U.S. Short Term Treasury Bond Funds	0.1
Total Investments	102.5
Other Assets and Liabilities, Net	(2.5)
Total Net Assets	100.0%

IQ Global Resources ETF
Net Assets ($ mil): $179.5

Industry	% of Net Assets
Livestock	20.8%
Precious Metals	19.5
Industrial Metals	15.6
Money Market Funds	14.0
Grains Food Fiber	13.5
Timber	10.7
Coal	5.2
Water	2.7
Energy	2.2
Total Investments	104.2
Other Assets and Liabilities, Net	(4.2)
Total Net Assets	100.0%

IQ Merger Arbitrage ETF
Net Assets ($ mil): $188.8

Industry	% of Net Assets
Money Market Fund	22.6%
Information Technology	13.6
Consumer Staples	13.2
Materials	13.1
Consumer Discretionary	12.5
Energy	7.5
Financials	5.3
U.S. Short Term Treasury Bond Funds	5.1
Telecommunication Services	3.2
Health Care	2.9
Utilities	2.4
Industrials	1.3
Real Estate	0.8
Total Investments	103.5
Other Assets and Liabilities, Net	(3.5)
Total Net Assets	100.0%

IQ Real Return ETF
Net Assets ($ mil): $28.6

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	69.9%
Money Market Funds	12.3
U.S. Large Cap Core Funds	10.1
U.S. Intermediate Term Treasury Bond Funds	10.0
U.S. REITS Funds	9.9
Total Investments	112.2
Other Assets and Liabilities, Net	(12.2)
Total Net Assets	100.0%

IQ Australia Small Cap ETF
Net Assets ($ mil): $8.1

Industry	% of Net Assets
Materials	24.6%
Consumer Discretionary	23.7
Money Market Fund	14.0
Industrials	13.4
Financials	9.4
Health Care	8.4
Consumer Staples	8.3
Information Technology	7.6
Energy	4.0
Telecommunication Services	0.5
Total Investments	113.9
Other Assets and Liabilities, Net	(13.9)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2017
IQ Canada Small Cap ETF
Net Assets ($ mil): $10.6

Industry	% of Net Assets
Materials	32.3%
Energy	24.3
Industrials	12.4
Utilities	9.0
Money Market Funds	7.9
Consumer Discretionary	7.8
Consumer Staples	6.0
Financials	3.2
Health Care	2.7
Information Technology	1.5
Real Estate	0.6
Total Investments	107.7
Other Assets and Liabilities, Net	(7.7)
Total Net Assets	100.0%

IQ Global Agribusiness Small Cap ETF
Net Assets ($ mil): $13.2

Industry	% of Net Assets
Crop Production and Farming	47.4%
Livestock Operations	22.7
Agricultural Chemicals	14.3
Agricultural Machinery	9.5
Agricultural Supplies and Logistics	5.7
Money Market Fund	3.8
Total Investments	103.4
Other Assets and Liabilities, Net	(3.4)
Total Net Assets	100.0%

IQ Global Oil Small Cap ETF
Net Assets ($ mil): $2.7

Industry	% of Net Assets
Equipment, Services & Drilling	46.3%
Exploration & Production	30.7
Money Market Fund	23.9
Refining & Marketing	22.7
Total Investments	123.6
Other Assets and Liabilities, Net	(23.6)
Total Net Assets	100.0%

IQ U.S. Real Estate Small Cap ETF
Net Assets ($ mil): $114.0

Industry	% of Net Assets
Office REITs	20.0%
Specialized REITs	16.2
Diversified REITs	15.9
Retail REITs	14.9
Hotel REITs	13.7
Mortgage REITs	12.9
Money Market Funds	9.0
Residential REITs	6.1
Total Investments	108.7
Other Assets and Liabilities, Net	(8.7)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE International ETF
Net Assets ($ mil): $208.6

Industry	% of Net Assets
Financials	20.8%
Industrials	14.9
Consumer Discretionary	12.4
Consumer Staples	10.9
Health Care	10.5
Materials	8.2
Information Technology	7.2
Energy	4.7
Telecommunication Services	3.7
Real Estate	3.4
Utilities	3.1
Money Market Fund	2.5
Total Investments	102.3
Other Assets and Liabilities, Net	(2.3)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2017
IQ 50 Percent Hedged FTSE Europe ETF
Net Assets ($ mil): $81.8

Industry	% of Net Assets
Financials	20.6%
Industrials	13.6
Consumer Staples	13.5
Health Care	13.1
Consumer Discretionary	11.1
Materials	8.3
Energy	6.7
Information Technology	4.1
Telecommunication Services	3.7
Money Market Funds	3.6
Utilities	3.5
Real Estate	1.6
Total Investments	103.4
Other Assets and Liabilities, Net	(3.4)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE Japan ETF
Net Assets ($ mil): $27.7

Industry	% of Net Assets
Industrials	21.1%
Consumer Discretionary	20.1
Financials	13.6
Information Technology	11.2
Consumer Staples	8.6
Health Care	7.6
Materials	6.9
Telecommunication Services	4.6
Real Estate	3.1
Utilities	2.1
Energy	0.9
Money Market Fund	0.6
Total Investments	100.4
Other Assets and Liabilities, Net	(0.4)
Total Net Assets	100.0%

IQ Leaders GTAA Tracker ETF
Net Assets ($ mil): $34.2

Industry	% of Net Assets
High Yield Corporate Bond Funds	26.5%
Money Market Funds	23.3
International Equity Core Funds	22.8
U.S. Large Cap Core Funds	21.4
U.S. Medium Term Treasury Bond Fund	8.8
Investment Grade Corporate Bond Funds	8.3
Emerging Equity Funds	7.1
U.S. Small Cap Core Funds	2.6
Aggregate Bond Funds	2.3
Total Investments	123.1
Other Assets and Liabilities, Net	(23.1)
Total Net Assets	100.0%

IQ Enhanced Core Bond U.S. ETF
Net Assets ($ mil): $74.2

Industry	% of Net Assets
Investment Grade Corporate Bond Funds	50.2%
U.S. Short Term Treasury Bond Funds	49.8
Money Market Fund	0.2
Total Investments	100.2
Other Assets and Liabilities, Net	(0.2)
Total Net Assets	100.0%

IQ Enhanced Core Plus Bond U.S. ETF
Net Assets ($ mil): $230.8

Industry	% of Net Assets
Investment Grade Corporate Bond Funds	29.5%
High Yield Corporate Bond Funds	25.0
Mortgage Backed Securities Funds	21.0
Money Market Fund	15.3
U.S. Short Term Treasury Bond Funds	10.0
U.S. Intermediate Term Treasury Bond Funds	9.6
Emerging Market Bond Funds	4.3
U.S. Long Term Treasury Bond Funds	0.6
Total Investments	115.3
Other Assets and Liabilities, Net	(15.3)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (continued)

April 30, 2017
IQ S&P High Yield Low Volatility Bond ETF
Net Assets ($ mil): $49.1

Industry	% of Net Assets
Media	13.8%
Telecommunications	9.4
Healthcare-Services	8.1
Oil & Gas	4.6
Pipelines	4.5
Diversified Financial Services	4.1
Software	3.9
Commercial Services	3.4
Lodging	3.4
REITS	2.9
Retail	2.8
Packaging & Containers	2.8
Entertainment	2.8
Computers	2.6
Food	2.5
Internet	2.4
Mining	2.1
Chemicals	1.9
Home Builders	1.9
Auto Parts & Equipment	1.9
Auto Manufacturers	1.3
Money Market Fund	1.2
Aerospace/Defense	1.1
Building Materials	1.1
Electric	1.1
Semiconductors	1.1
Machinery-Diversified	1.0
Iron/Steel	0.7
Trucking & Leasing	0.7
Advertising	0.7
Metal Fabricate/Hardware	0.6
Engineering & Construction	0.6
Distribution/Wholesale	0.6
Leisure Time	0.6
Transportation	0.5
Apparel	0.5
Food Service	0.5
Airlines	0.4
Office/Business Equipment	0.4
Healthcare-Products	0.4
Real Estate	0.4
Shipbuilding	0.3
Beverages	0.3
Environmental Control	0.3
Household Products/Wares	0.2
Holding Companies-Diversified	0.2
Miscellaneous Manufacturing	0.1
Home Furnishings	0.1
Cosmetics/Personal Care	0.1
Total Investments	98.9
Other Assets and Liabilities, Net	1.1
Total Net Assets	100.0%

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2017
	Shares	Value

Exchange Traded Note — 0.0%

Broad Fund — 0.0%(a)
iPath Bloomberg Commodity Index Total Return ETN*(b) (Cost $338,344)	14,331	$330,759

Investment Companies — 100.2%

Asia ex Japan Equity Funds — 1.0%
iShares MSCI All Country Asia ex Japan ETF(b)	53,262	3,419,953
iShares MSCI Pacific ex Japan ETF	70,985	3,181,548
Vanguard FTSE Pacific ETF(b)	66,282	4,226,140
Total Asia ex Japan Equity Funds		10,827,641

BRIC Equity Funds — 3.9%
iShares China Large-Cap ETF(b)	541,877	20,878,521
iShares MSCI China ETF(b)	295,194	15,102,125
SPDR S&P China ETF	67,402	5,646,939
Total BRIC Equity Funds		41,627,585

British Pound Fund — 0.8%
CurrencyShares British Pound Sterling Trust*	69,295	8,744,336

Broad Fund — 0.1%
PowerShares DB Commodity Index Tracking Fund*	55,057	814,844

Convertible Bonds Fund — 8.9%
SPDR Bloomberg Barclays Convertible Securities ETF(b)	1,940,234	94,605,810

Emerging Small Cap Equity Fund — 2.5%
SPDR S&P Emerging Markets SmallCap ETF† (b)	579,096	26,736,862

Euro Fund — 1.7%
CurrencyShares Euro Trust†*(b)	175,373	18,505,359

Europe Equity Fund — 5.6%
Deutsche X-trackers MSCI Europe Hedged Equity ETF(b)	2,158,072	59,368,561

Floating Rate Funds — 16.4%
iShares Floating Rate Bond ETF(b)	1,051,458	53,477,154
PowerShares Senior Loan Portfolio(b)(c)	4,453,245	103,671,544
SPDR Blackstone / GSO Senior Loan ETF(b)	358,952	17,060,988
Total Floating Rate Funds		174,209,686

Gold Fund — 0.2%
PowerShares DB Gold Fund*(b)	40,519	1,645,882

International Bond Funds — 3.9%
iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	164,158	18,911,002
PowerShares Emerging Markets Sovereign Debt Portfolio(b)	262,048	7,725,175
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF(b)	714,869	13,346,604
WisdomTree Emerging Markets Local Debt Fund	28,796	1,087,049
Total International Bond Funds		41,069,830

	Shares	Value
Investment Companies (continued)

International Equity Core Funds — 0.1%
iShares Core MSCI EAFE ETF(b)(c)	5,619	$334,443
Vanguard FTSE Developed Markets ETF(b)	18,661	749,612
Total International Equity Core Funds		1,084,055

Investment Grade Corporate Bond Funds — 11.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF(c)	100,437	11,950,999
iShares U.S. Credit Bond ETF	2,697	298,612
Vanguard Short-Term Corporate Bond ETF(c)	1,393,763	111,389,539
Total Investment Grade Corporate Bond Funds		123,639,150

Japan Equity Fund — 4.2%
Deutsche X-trackers MSCI Japan Hedged Equity ETF(b)	1,176,495	44,459,746

Mortgage Backed Securities Funds — 5.1%
iShares MBS ETF(b)	369,033	39,482,840
Vanguard Mortgage-Backed Securities ETF	269,744	14,220,904
Total Mortgage Backed Securities Funds		53,703,744

Municipal Bond Fund — 0.5%
VanEck Vectors High-Yield Municipal Index ETF(b)	183,261	5,618,782

Silver Fund — 0.3%
iShares Silver Trust*(b)	202,084	3,293,969

Treasury Inflation-Protected Securities Funds — 5.5%
iShares 0-5 Year TIPS Bond ETF	122,001	12,355,041
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(b)	219,703	11,560,772
Vanguard Short-Term Inflation-Protected Securities ETF(b)	695,663	34,407,492
Total Treasury Inflation-Protected Securities Funds		58,323,305

U.S. Dollar Fund — 2.4%
PowerShares DB U.S. Dollar Index Bullish Fund*(b)	1,012,681	25,894,253

U.S. Large Cap Core Funds — 3.7%
Energy Select Sector SPDR Fund(b)	167,250	11,346,240
Materials Select Sector SPDR Fund(b)	339,045	17,993,118
PowerShares KBW Bank Portfolio(b)	43,368	2,041,765
SPDR S&P Bank ETF(b)	193,038	8,227,280
Total U.S. Large Cap Core Funds		39,608,403

U.S. Large Cap Value Funds — 1.4%
Guggenheim S&P 500 Pure Value ETF	3,120	183,674
iShares Russell 1000 Value ETF(b)	56,844	6,521,144
iShares S&P 500 Value ETF(b)	23,452	2,437,601
Vanguard Value ETF(b)	56,462	5,383,087
Total U.S. Large Cap Value Funds		14,525,506

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
	Shares	Value

Investment Companies (continued)

U.S. Low Volatility Funds — 1.8%
iShares Edge MSCI Min Vol USA ETF(b)	256,412	$12,407,777
PowerShares S&P 500 Low Volatility Portfolio(b)	147,994	6,488,057
Total U.S. Low Volatility Funds		18,895,834

U.S. Medium Term Treasury Bond Fund — 4.5%
iShares 3-7 Year Treasury Bond ETF(b)	387,644	47,959,316

U.S. Multi Cap Funds — 5.0%
Schwab U.S. Broad Market ETF	92,934	5,355,786
Vanguard Total Stock Market ETF(b)	388,183	47,595,118
Total U.S. Multi Cap Funds		52,950,904

U.S. REITS Funds — 0.3%
iShares U.S. Real Estate ETF	3,899	307,748
SPDR Dow Jones REIT ETF	2,206	203,151
Vanguard REIT ETF(b)	26,742	2,213,970
Total U.S. REITS Funds		2,724,869

U.S. Short Term Treasury Bond Funds — 7.0%
iShares Short Treasury Bond ETF(b)	115,082	12,692,394
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	107,962	4,937,102
Vanguard Short-Term Bond ETF	714,295	57,100,742
Total U.S. Short Term Treasury Bond Funds		74,730,238

U.S. Small Cap Growth Funds — 1.6%
iShares Russell 2000 Growth ETF(b)	44,022	7,250,864
iShares S&P Small-Cap 600 Growth ETF(b)	26,613	4,125,015
Vanguard Small-Cap Growth ETF(b)	39,775	5,671,119
Total U.S. Small Cap Growth Funds		17,046,998

	Shares	Value
Investment Companies (continued)

U.S. Small Cap Value Funds — 0.2%
iShares Russell 2000 Value ETF	6,200	$735,320
iShares S&P Small-Cap 600 Value ETF(b)	2,935	409,022
Vanguard Small-Cap Value ETF(b)	7,569	933,636
Total U.S. Small Cap Value Funds		2,077,978

Total Investment Companies (Cost $1,049,688,352)		1,064,693,446

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(d) (Cost $775,658)	775,658	775,658

Investment of Cash Collateral For Securities Loaned — 18.8%

Money Market Fund — 18.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(e) (Cost $200,211,821)	200,211,821	200,211,821

Total Investments — 119.1% (Cost $1,251,014,175)		1,266,011,684

Other Assets and Liabilities, Net — (19.1)%		(203,432,287)
Net Assets — 100.0%		$1,062,579,397

*	Non-income producing securities.
†	Affiliated Fund.
(a)	Less than 0.05%.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $195,023,531; total market value of collateral held by the Fund was $200,211,821.
(c)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $85,558,470.
(d)	Reflects the 7-day yield at April 30, 2017.
(e)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
Total Return Swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
CurrencyShares Australian Dollar Trust	Morgan Stanley	(2.35)	5/21/2018	$(5,140,434)	$—
CurrencyShares Australian Dollar Trust	Bank of America Merrill Lynch	0.49	10/31/2018	(571,192)	—
CurrencyShares British Pound Sterling Trust	Morgan Stanley	1.91	5/21/2018	1,656,370	—
CurrencyShares British Pound Sterling Trust	Bank of America Merrill Lynch	1.49	10/31/2018	183,985	—
CurrencyShares Euro Trust	Morgan Stanley	1.91	5/21/2018	3,505,480	—
CurrencyShares Euro Trust	Bank of America Merrill Lynch	1.49	10/31/2018	389,474	—
CurrencyShares Japanese Yen Trust	Morgan Stanley	(1.35)	5/21/2018	(6,056,198)	—
CurrencyShares Japanese Yen Trust	Bank of America Merrill Lynch	0.50	8/31/2018 – 10/31/2018	(672,892)	—
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	(1.10)	5/21/2018	(12,818,681)	—
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(1,424,303)	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	Morgan Stanley	1.91	5/21/2018	11,245,923	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	Bank of America Merrill Lynch	1.49	10/31/2018	1,249,533	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	Morgan Stanley	1.91	5/21/2018	8,421,766	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	Bank of America Merrill Lynch	1.49	10/31/2018	935,757	—
Energy Select Sector SPDR Fund	Morgan Stanley	1.91	5/21/2018	2,149,171	—
Energy Select Sector SPDR Fund	Bank of America Merrill Lynch	1.49	10/31/2018	238,797	—
Financial Select Sector SPDR Fund	Morgan Stanley	0.30	5/21/2018	(10,309,975)	—
Guggenheim S&P 500 Pure Value ETF	Morgan Stanley	1.91	5/21/2018	34,733	—
Guggenheim S&P 500 Pure Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	3,827	—
Health Care Select Sector SPDR Fund	Morgan Stanley	0.40	5/21/2018	(2,816,301)	—
iPath Bloomberg Commodity Index Total Return ETN	Morgan Stanley	1.91	5/21/2018	62,685	—
iPath Bloomberg Commodity Index Total Return ETN	Bank of America Merrill Lynch	1.49	7/31/2018 – 10/31/2018	6,970	—
iPATH S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	(2.60)	5/21/2018	(3,104,713)	—
iPATH S&P 500 VIX Short-Term Futures ETN	Bank of America Merrill Lynch	0.49	10/31/2018	(344,974)	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	1.91	5/21/2018	2,340,248	—
iShares 0-5 Year TIPS Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	260,061	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1.91	5/21/2018	9,084,760	—
iShares 3-7 Year Treasury Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	1,009,432	—
iShares China Large-Cap ETF	Morgan Stanley	1.91	5/21/2018	4,394,269	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1.91	5/21/2018	63,448	—
iShares Core MSCI EAFE ETF	Bank of America Merrill Lynch	1.49	10/31/2018	7,023	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	(0.10)	5/21/2018	(211,991)	—
iShares Core MSCI Emerging Markets ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(23,571)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	(0.90)	5/21/2018	(26,426,288)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(2,936,277)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.91	5/21/2018	2,350,351	—
iShares Edge MSCI Min Vol USA ETF	Bank of America Merrill Lynch	1.49	10/31/2018	261,161	—
iShares Europe ETF	Morgan Stanley	(3.25)	5/21/2018	(1,644,049)	—
iShares Europe ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(182,677)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1.91	5/21/2018	10,129,786	—
iShares Floating Rate Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	1,125,532	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	(1.51)	5/21/2018	(9,263,791)	—
iShares iBoxx $ High Yield Corporate Bond ETF	Bank of America Merrill Lynch	0.50	6/29/2018 – 10/31/2018	(1,029,329)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1.91	5/21/2018	2,263,904	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Bank of America Merrill Lynch	1.50	9/28/2018 – 10/31/2018	251,545	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1.91	5/21/2018	3,582,029	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	398,016	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
iShares MBS ETF	Morgan Stanley	1.91	5/21/2018	$7,478,922	$—
iShares MBS ETF	Bank of America Merrill Lynch	1.49	10/31/2018	830,992	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	1.91	5/21/2018	647,815	—
iShares MSCI All Country Asia ex Japan ETF	Bank of America Merrill Lynch	1.49	10/31/2018	71,979	—
iShares MSCI China ETF	Morgan Stanley	1.91	5/21/2018	3,178,622	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	(2.35)	5/21/2018	(1,351,090)	—
iShares MSCI EAFE Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(150,134)	—
iShares MSCI Eurozone ETF	Morgan Stanley	0.15	5/21/2018	(6,052,966)	—
iShares MSCI Eurozone ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(672,534)	—
iShares MSCI Japan ETF	Morgan Stanley	0.41	5/21/2018	(28,767,157)	—
iShares MSCI Japan ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(3,196,338)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1.91	5/21/2018	602,560	—
iShares MSCI Pacific ex Japan ETF	Bank of America Merrill Lynch	1.49	10/31/2018	66,961	—
iShares Russell 1000 Growth ETF	Morgan Stanley	(0.47)	5/21/2018	(13,120,046)	—
iShares Russell 1000 Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(1,457,731)	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.91	5/21/2018	1,235,305	—
iShares Russell 1000 Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 10/31/2018	137,205	—
iShares Russell 2000 ETF	Morgan Stanley	(0.10)	5/21/2018	(10,000,639)	—
iShares Russell 2000 ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(1,111,228)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1.91	5/21/2018	1,373,187	—
iShares Russell 2000 Growth ETF	Bank of America Merrill Lynch	1.50	8/31/2018 – 10/31/2018	152,521	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.91	5/21/2018	139,592	—
iShares Russell 2000 Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	15,537	—
iShares S&P 500 Growth ETF	Morgan Stanley	(1.60)	5/21/2018	(6,299,013)	—
iShares S&P 500 Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(699,920)	—
iShares S&P 500 Value ETF	Morgan Stanley	1.91	5/21/2018	461,701	—
iShares S&P 500 Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 10/31/2018	51,346	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	1.91	5/21/2018	781,665	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America Merrill Lynch	1.50	8/31/2018 – 10/31/2018	86,800	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.91	5/21/2018	77,484	—
iShares S&P Small-Cap 600 Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	8,640	—
iShares Short Treasury Bond ETF	Morgan Stanley	1.91	5/21/2018	2,404,322	—
iShares Short Treasury Bond ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 10/31/2018	267,122	—
iShares Silver Trust	Morgan Stanley	1.91	5/21/2018	623,948	—
iShares Silver Trust	Bank of America Merrill Lynch	1.50	7/31/2018 – 10/31/2018	69,324	—
iShares U.S. Credit Bond ETF	Morgan Stanley	1.91	5/21/2018	56,689	—
iShares U.S. Credit Bond ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	6,311	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	(1.60)	5/21/2018	(9,688,134)	—
iShares U.S. Preferred Stock ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(1,076,441)	—
iShares U.S. Real Estate ETF	Morgan Stanley	1.91	5/21/2018	58,171	—
iShares U.S. Real Estate ETF	Bank of America Merrill Lynch	1.49	10/31/2018	6,472	—
Materials Select Sector SPDR Fund	Morgan Stanley	1.91	5/21/2018	3,408,315	—
Materials Select Sector SPDR Fund	Bank of America Merrill Lynch	1.49	10/31/2018	378,708	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Morgan Stanley	1.91	5/21/2018	2,189,834	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Bank of America Merrill Lynch	1.49	10/31/2018	243,315	—
PowerShares DB Commodity Index Tracking Fund	Morgan Stanley	1.91	5/21/2018	154,379	—
PowerShares DB Commodity Index Tracking Fund	Bank of America Merrill Lynch	1.49	7/31/2018 – 10/31/2018	17,153	—
PowerShares DB Gold Fund	Morgan Stanley	1.91	5/21/2018	311,840	—
PowerShares DB Gold Fund	Bank of America Merrill Lynch	1.49	10/31/2018	34,649	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1.91	5/21/2018	4,904,991	—
PowerShares DB U.S. Dollar Index Bullish Fund	Bank of America Merrill Lynch	1.49	10/31/2018	545,000	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Morgan Stanley	1.91	5/21/2018	1,463,299	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	162,582	—
PowerShares KBW Bank Portfolio	Morgan Stanley	1.91	5/21/2018	386,715	—
PowerShares KBW Bank Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	42,984	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
PowerShares S&P 500 Low Volatility Portfolio	Morgan Stanley	1.91	5/21/2018	$1,228,967	$—
PowerShares S&P 500 Low Volatility Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	136,562	—
PowerShares Senior Loan Portfolio	Morgan Stanley	1.91	5/21/2018	19,637,937	—
PowerShares Senior Loan Portfolio	Bank of America Merrill Lynch	1.50	5/31/2018 – 10/31/2018	2,181,990	—
Schwab U.S. Broad Market ETF	Morgan Stanley	1.91	5/21/2018	1,014,634	—
Schwab U.S. Broad Market ETF	Bank of America Merrill Lynch	1.49	10/31/2018	112,724	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	0.40	5/21/2018	(1,355,004)	—
Schwab U.S. Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(150,535)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	1.91	5/21/2018	3,231,707	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 10/31/2018	359,089	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	1.91	5/21/2018	935,179	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 10/31/2018	103,899	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1.91	5/21/2018	17,920,714	—
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America Merrill Lynch	1.50	6/29/2018 – 10/31/2018	1,991,213	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	0.51	5/21/2018	(5,701,659)	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America Merrill Lynch	0.50	6/29/2018 – 10/31/2018	(633,534)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	(1.10)	5/21/2018	(16,201,798)	—
SPDR Dow Jones International Real Estate ETF	Bank of America Merrill Lynch	0.49	7/31/2018 – 10/31/2018	(1,800,186)	—
SPDR Dow Jones REIT ETF	Morgan Stanley	1.91	5/21/2018	38,494	—
SPDR Dow Jones REIT ETF	Bank of America Merrill Lynch	1.49	10/31/2018	4,236	—
SPDR S&P Bank ETF	Morgan Stanley	1.91	5/21/2018	1,558,486	—
SPDR S&P Bank ETF	Bank of America Merrill Lynch	1.49	10/31/2018	173,165	—
SPDR S&P China ETF	Morgan Stanley	1.91	5/21/2018	1,188,419	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1.91	5/21/2018	5,064,526	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America Merrill Lynch	1.49	10/31/2018	562,720	—
SPDR S&P International Small Cap ETF	Morgan Stanley	(3.10)	5/21/2018	(140,604)	—
SPDR S&P International Small Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(15,630)	—
Technology Select Sector SPDR Fund	Morgan Stanley	0.25	5/21/2018	(3,516,809)	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	1.91	5/21/2018	1,064,301	—
VanEck Vectors High-Yield Municipal Index ETF	Bank of America Merrill Lynch	1.49	10/31/2018	118,256	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1.91	5/21/2018	2,528,198	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	280,909	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	(3.60)	5/21/2018	(582,672)	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(64,765)	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.91	5/21/2018	142,081	—
Vanguard FTSE Developed Markets ETF	Bank of America Merrill Lynch	1.50	9/28/2018 – 10/31/2018	15,787	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	(0.11)	5/21/2018	(401,988)	—
Vanguard FTSE Emerging Markets ETF	Bank of America Merrill Lynch	0.50	9/28/2018 – 10/31/2018	(44,656)	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.15	5/21/2018	(7,615,379)	—
Vanguard FTSE Europe ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(846,135)	—
Vanguard FTSE Pacific ETF	Morgan Stanley	1.91	5/21/2018	800,571	—
Vanguard FTSE Pacific ETF	Bank of America Merrill Lynch	1.49	10/31/2018	88,945	—
Vanguard Growth ETF	Morgan Stanley	(0.60)	5/21/2018	(9,772,857)	—
Vanguard Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(1,085,900)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1.91	5/21/2018	2,693,834	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
Vanguard Mortgage-Backed Securities ETF	Bank of America Merrill Lynch	1.49	10/31/2018	$299,292	$—
Vanguard REIT ETF	Morgan Stanley	1.91	5/21/2018	419,497	—
Vanguard REIT ETF	Bank of America Merrill Lynch	1.49	10/31/2018	46,611	—
Vanguard Short-Term Bond ETF	Morgan Stanley	1.91	5/21/2018	10,816,282	—
Vanguard Short-Term Bond ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 10/31/2018	1,201,818	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1.91	5/21/2018	23,442,694	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	1.91	5/21/2018	6,517,592	—
Vanguard Short-Term Inflation-Protected Securities ETF	Bank of America Merrill Lynch	1.49	10/31/2018	724,194	—
Vanguard Small-Cap ETF	Morgan Stanley	(0.60)	5/21/2018	(4,679,295)	—
Vanguard Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(519,936)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1.91	5/21/2018	1,074,483	—
Vanguard Small-Cap Growth ETF	Bank of America Merrill Lynch	1.50	8/31/2018 – 10/31/2018	119,339	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.91	5/21/2018	176,637	—
Vanguard Small-Cap Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	19,613	—
Vanguard Total Stock Market ETF	Morgan Stanley	1.91	5/21/2018	9,015,881	—
Vanguard Total Stock Market ETF	Bank of America Merrill Lynch	1.49	10/31/2018	1,001,724	—
Vanguard Value ETF	Morgan Stanley	1.91	5/21/2018	1,019,566	—
Vanguard Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 10/31/2018	113,264	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	1.91	5/21/2018	205,964	—
WisdomTree Emerging Markets Local Debt Fund	Bank of America Merrill Lynch	1.49	10/31/2018	22,877	—
					$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $11,656,379 and with Bank of America Merrill Lynch amounted to $73,902,091 at April 30, 2017.

Morgan Stanley and Bank of America Merrill Lynch act as the counterparties to the total return swap contracts listed above. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark, and the agreed-upon financing rate.

(e)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2017
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(g)
Exchange Traded Notes	$330,759	$—	$—	$330,759
Investment Companies	1,064,693,446	—	—	1,064,693,446
Short-Term Investment:
Money Market Fund	775,658	—	—	775,658
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	200,211,821	—	—	200,211,821
Total Investments in Securities	$1,266,011,684	$—	$—	$1,266,011,684
Other Financial Instruments:(h)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$1,266,011,684	$—	$—	$1,266,011,684
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(g)	For a complete listing of investments and their industries, see the Schedules of Investments.
(h)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF

April 30, 2017
	Shares	Value

Exchange Traded Note — 0.1%

Broad Fund — 0.1%
iPath Bloomberg Commodity Index Total Return ETN* (Cost $4,579)	194	$4,478

Investment Companies — 100.2%

BRIC Equity Funds — 8.8%
iShares China Large-Cap ETF(a)	7,318	281,962
iShares MSCI China ETF	3,986	203,924
SPDR S&P China ETF	910	76,240
Total BRIC Equity Funds		562,126

Broad Fund — 0.2%
PowerShares DB Commodity Index Tracking Fund*	744	11,011

Emerging Small Cap Equity Fund — 6.3%
SPDR S&P Emerging Markets SmallCap ETF(a)	8,689	401,171

Euro Fund — 0.2%
CurrencyShares Euro Trust*(a)	139	14,667

Europe Equity Fund — 4.2%
Deutsche X-trackers MSCI Europe Hedged Equity ETF(a)	9,714	267,232

Gold Fund — 0.1%
PowerShares DB Gold Fund*	182	7,393

International Bond Funds — 11.4%
iShares JP Morgan USD Emerging Markets Bond ETF	3,284	378,317
PowerShares Emerging Markets Sovereign Debt Portfolio	5,242	154,534
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	9,654	180,240
WisdomTree Emerging Markets Local Debt Fund	389	14,685
Total International Bond Funds		727,776

International Small Cap Equity Funds — 3.9%
iShares MSCI EAFE Small-Cap ETF(a)	2,830	159,669
SPDR S&P International Small Cap ETF(a)	517	16,627
Vanguard FTSE All World ex-U.S. Small-Cap ETF(a)	653	68,878
Total International Small Cap Equity Funds		245,174

Investment Grade Corporate Bond Funds — 5.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	2,719	323,534
iShares U.S. Credit Bond ETF	73	8,082
Total Investment Grade Corporate Bond Funds		331,616

Japan Equity Fund — 3.2%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	5,296	200,136

Silver Fund — 0.2%
iShares Silver Trust*	910	14,833
	Shares	Value
Investment Companies (continued)

Treasury Inflation-Protected Securities Funds — 4.1%
iShares 0-5 Year TIPS Bond ETF	549	$55,597
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(a)	989	52,041
Vanguard Short-Term Inflation-Protected Securities ETF(a)	3,131	154,860
Total Treasury Inflation-Protected Securities Funds		262,498

U.S. Dollar Fund — 2.0%
PowerShares DB U.S. Dollar Index Bullish Fund*	5,065	129,512

U.S. Large Cap Core Funds — 1.9%
Energy Select Sector SPDR Fund(a)	534	36,226
Materials Select Sector SPDR Fund(a)	1,526	80,985
Total U.S. Large Cap Core Funds		117,211

U.S. Medium Term Treasury Bond Fund — 4.2%
iShares 3-7 Year Treasury Bond ETF	2,136	264,266

U.S. Multi Cap Funds — 11.2%
Schwab U.S. Broad Market ETF	1,255	72,326
Vanguard Total Stock Market ETF	5,242	642,721
Total U.S. Multi Cap Funds		715,047

U.S. Short Term Treasury Bond Funds — 33.1%
iShares Short Treasury Bond ETF	3,245	357,891
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	3,044	139,202
Vanguard Short-Term Bond ETF(a)(b)	20,142	1,610,152
Total U.S. Short Term Treasury Bond Funds		2,107,245

Total Investment Companies (Cost $6,408,853)		6,378,914

Investment of Cash Collateral For Securities Loaned — 20.2%

Money Market Fund — 20.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(c) (Cost $1,287,677)	1,287,677	1,287,677

Total Investments — 120.5% (Cost $7,701,109)		7,671,069

Other Assets and Liabilities, Net — (20.5)%		(1,306,123)
Net Assets — 100.0%		$6,364,946

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,261,359; total market value of collateral held by the Fund was $1,289,211. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $1,534.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $1,603,213.
(c)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2017
Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(d)
CurrencyShares Euro Trust	1.91	5/21/2018	$3,060	$—
CurrencyShares Japanese Yen Trust	(1.32)	4/09/2018	(30,237)	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	1.91	5/21/2018	54,717	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	1.91	5/21/2018	40,964	—
Energy Select Sector SPDR Fund	1.91	5/21/2018	7,395	—
iPath Bloomberg Commodity Index Total Return ETN	1.91	5/21/2018	923	—
iShares 0-5 Year TIPS Bond ETF	1.91	5/21/2018	11,342	—
iShares 3-7 Year Treasury Bond ETF	1.91	5/21/2018	54,066	—
iShares China Large-Cap ETF	1.67	5/21/2018	57,718	—
iShares Core MSCI Emerging Markets ETF	(0.10)	4/09/2018	(83,374)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	(0.90)	4/09/2018	(292,461)	—
iShares Europe ETF	(3.25)	4/09/2018	(7,976)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.91	5/21/2018	66,277	—
iShares JP Morgan USD Emerging Markets Bond ETF	1.91	5/21/2018	77,414	—
iShares MSCI China ETF	1.77	5/21/2018	41,747	—
iShares MSCI EAFE Small-Cap ETF	1.91	5/21/2018	32,724	—
iShares MSCI Eurozone ETF	0.15	4/09/2018	(29,312)	—
iShares MSCI Japan ETF	0.41	4/09/2018	(79,709)	—
iShares Russell 1000 Growth ETF	(0.38)	4/09/2018	(36,411)	—
iShares Russell 1000 Value ETF	(0.10)	4/09/2018	(16,290)	—
iShares Russell 2000 ETF	(0.10)	4/09/2018	(149,629)	—
iShares S&P 500 Growth ETF	(1.26)	4/09/2018	(17,434)	—
iShares S&P 500 Value ETF	(1.60)	4/09/2018	(6,132)	—
iShares Short Treasury Bond ETF	1.83	5/21/2018	73,343	—
iShares Silver Trust	1.91	5/21/2018	3,032	—
iShares U.S. Credit Bond ETF	1.91	5/21/2018	1,661	—
Materials Select Sector SPDR Fund	1.91	5/21/2018	16,611	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1.91	5/21/2018	10,682	—
PowerShares DB Commodity Index Tracking Fund	1.91	5/21/2018	2,250	—
PowerShares DB Gold Fund	1.91	5/21/2018	1,503	—
PowerShares DB U.S. Dollar Index Bullish Fund	1.91	5/21/2018	26,516	—
PowerShares Emerging Markets Sovereign Debt Portfolio	1.91	5/21/2018	31,662	—
Schwab U.S. Broad Market ETF	1.91	5/21/2018	14,811	—
Schwab U.S. Small-Cap ETF	0.41	4/09/2018	(20,253)	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1.91	5/21/2018	28,490	—
SPDR Dow Jones International Real Estate ETF	(1.75)	4/09/2018	(242,481)	—
SPDR S&P China ETF	1.74	5/21/2018	15,583	—
SPDR S&P Emerging Markets SmallCap ETF	1.66	5/21/2018	82,136	—
SPDR S&P International Small Cap ETF	1.67	5/21/2018	3,409	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.72	5/21/2018	36,911	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	1.91	5/21/2018	14,134	—
Vanguard FTSE Emerging Markets ETF	0.30	4/09/2018	(158,133)	—
Vanguard FTSE Europe ETF	0.15	4/09/2018	(36,863)	—
Vanguard Growth ETF	(0.51)	4/09/2018	(27,126)	—
Vanguard Short-Term Bond ETF	1.83	5/21/2018	329,753	—
Vanguard Short-Term Inflation-Protected Securities ETF	1.91	5/21/2018	31,704	—
Vanguard Small-Cap ETF	(0.60)	4/09/2018	(70,033)	—
Vanguard Total Stock Market ETF	1.91	5/21/2018	131,561	—
Vanguard Value ETF	(0.73)	4/09/2018	(13,443)	—
WisdomTree Emerging Markets Local Debt Fund	1.59	5/21/2018	3,020	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)

April 30, 2017
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Notes	$4,478	$—	$—	$4,478
Investment Companies	6,378,914	—	—	6,378,914
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,287,677	—	—	1,287,677
Total Investments in Securities	7,671,069	—	—	7,671,069
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$7,671,069	$—	$—	$7,671,069
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.
(f)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2017
	Shares	Value

Investment Companies — 100.0%

British Pound Fund — 2.2%
CurrencyShares British Pound Sterling Trust*	2,000	$252,380

Euro Fund — 2.5%
CurrencyShares Euro Trust*(a)	2,653	279,944

Europe Equity Funds — 0.1%
iShares Europe ETF	21	910
iShares MSCI Eurozone ETF(a)	85	3,336
Vanguard FTSE Europe ETF(a)	78	4,179
Total Europe Equity Funds		8,425

Floating Rate Funds — 33.7%
iShares Floating Rate Bond ETF(a)	30,347	1,543,448
PowerShares Senior Loan Portfolio	84,520	1,967,626
SPDR Blackstone / GSO Senior Loan ETF	6,813	323,822
Total Floating Rate Funds		3,834,896

Investment Grade Corporate Bond Funds — 8.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	8,279	985,118
iShares U.S. Credit Bond ETF	223	24,691
Total Investment Grade Corporate Bond Funds		1,009,809

Japan Equity Fund — 2.3%
iShares MSCI Japan ETF(a)	5,044	261,582

Mortgage Backed Securities Funds — 13.6%
iShares MBS ETF(a)	10,651	1,139,551
Vanguard Mortgage-Backed Securities ETF	7,785	410,425
Total Mortgage Backed Securities Funds		1,549,976

Municipal Bond Fund — 1.4%
VanEck Vectors High-Yield Municipal Index ETF	5,289	162,161

U.S. Large Cap Core Funds — 2.6%
PowerShares KBW Bank Portfolio	1,252	58,944
SPDR S&P Bank ETF	5,571	237,436
Total U.S. Large Cap Core Funds		296,380

U.S. Large Cap Growth Funds — 6.3%
Guggenheim S&P 500 Pure Growth ETF	189	17,278
iShares Russell 1000 Growth ETF	2,690	312,928
iShares S&P 500 Growth ETF	1,120	150,203
Vanguard Growth ETF	1,874	233,182
Total U.S. Large Cap Growth Funds		713,591

U.S. Preferred Fund — 5.0%
iShares U.S. Preferred Stock ETF	14,430	562,914
	Shares	Value
Investment Companies (continued)

U.S. Short Term Treasury Bond Funds — 21.0%
iShares Short Treasury Bond ETF(b)	3,680	$405,867
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	3,452	157,860
Vanguard Short-Term Bond ETF(b)	22,840	1,825,830
Total U.S. Short Term Treasury Bond Funds		2,389,557

U.S. Small Cap Growth Funds — 0.2%
iShares Russell 2000 Growth ETF(a)	44	7,247
iShares S&P Small-Cap 600 Growth ETF	27	4,185
Vanguard Small-Cap Growth ETF(a)	40	5,703
Total U.S. Small Cap Growth Funds		17,135

U.S. Small Cap Value Funds — 0.2%
iShares Russell 2000 Value ETF	81	9,606
iShares S&P Small-Cap 600 Value ETF(a)	38	5,296
Vanguard Small-Cap Value ETF(a)	99	12,212
Total U.S. Small Cap Value Funds		27,114

Total Investment Companies (Cost $11,226,416)		11,365,864

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(c) (Cost $12,601)	12,601	12,601

Investment of Cash Collateral For Securities Loaned — 19.9%

Money Market Fund — 19.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d) (Cost $2,259,107)	2,259,107	2,259,107

Total Investments — 120.0% (Cost $13,498,124)		13,637,572

Other Assets and Liabilities, Net — (20.0)%		(2,273,461)
Net Assets — 100.0%		$11,364,111

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,209,699; total market value of collateral held by the Fund was $2,259,107.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $2,231,697.
(c)	Reflects the 7-day yield at April 30, 2017.
(d)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2017
Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(e)
CurrencyShares Australian Dollar Trust	(2.35)	4/09/2018	$(168,765)	$—
CurrencyShares British Pound Sterling Trust	1.91	5/21/2018	59,688	—
CurrencyShares Euro Trust	1.74	5/21/2018	66,267	—
Guggenheim S&P 500 Pure Growth ETF	1.91	5/21/2018	4,114	—
iShares 3-7 Year Treasury Bond ETF	(0.85)	4/09/2018	(383,903)	—
iShares Core MSCI Emerging Markets ETF	(0.10)	4/09/2018	(94,040)	—
iShares Edge MSCI Min Vol USA ETF	(1.26)	4/09/2018	(312,212)	—
iShares Europe ETF	1.91	5/21/2018	217	—
iShares Floating Rate Bond ETF	1.91	5/21/2018	365,175	—
iShares iBoxx $ High Yield Corporate Bond ETF	(1.35)	4/09/2018	(237,395)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.87	5/21/2018	233,101	—
iShares MBS ETF	1.91	5/21/2018	269,615	—
iShares MSCI All Country Asia ex Japan ETF	(2.87)	4/09/2018	(86,041)	—
iShares MSCI Eurozone ETF	1.91	5/21/2018	785	—
iShares MSCI Japan ETF	1.91	5/21/2018	61,869	—
iShares MSCI Pacific ex Japan ETF	(3.75)	4/09/2018	(80,049)	—
iShares Russell 1000 Growth ETF	1.91	5/21/2018	74,102	—
iShares Russell 1000 Value ETF	(0.25)	4/09/2018	(164,164)	—
iShares Russell 2000 Growth ETF	1.91	5/21/2018	1,812	—
iShares Russell 2000 Value ETF	1.91	5/21/2018	2,253	—
iShares S&P 500 Growth ETF	1.91	5/21/2018	35,539	—
iShares S&P 500 Value ETF	(1.35)	4/09/2018	(61,325)	—
iShares S&P Small-Cap 600 Growth ETF	1.91	5/21/2018	930	—
iShares S&P Small-Cap 600 Value ETF	1.91	5/21/2018	1,254	—
iShares Short Treasury Bond ETF	1.76	5/21/2018	96,063	—
iShares U.S. Credit Bond ETF	1.82	5/21/2018	5,868	—
iShares U.S. Preferred Stock ETF	1.91	5/21/2018	133,180	—
PowerShares DB U.S. Dollar Index Bullish Fund	(2.57)	4/09/2018	(182,417)	—
PowerShares KBW Bank Portfolio	1.91	5/21/2018	13,936	—
PowerShares S&P 500 Low Volatility Portfolio	(0.76)	4/09/2018	(163,260)	—
PowerShares Senior Loan Portfolio	1.84	5/21/2018	465,507	—
SPDR Blackstone / GSO Senior Loan ETF	1.86	5/21/2018	76,618	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1.71	5/21/2018	37,361	—
SPDR Bloomberg Barclays Convertible Securities ETF	0.41	4/09/2018	(190,066)	—
SPDR Bloomberg Barclays High Yield Bond ETF	(1.35)	4/09/2018	(146,109)	—
SPDR S&P Bank ETF	1.91	5/21/2018	56,173	—
VanEck Vectors High-Yield Municipal Index ETF	1.91	5/21/2018	38,356	—
Vanguard FTSE Emerging Markets ETF	(0.10)	4/09/2018	(178,343)	—
Vanguard FTSE Europe ETF	1.91	5/21/2018	964	—
Vanguard FTSE Pacific ETF	(0.63)	4/09/2018	(106,352)	—
Vanguard Growth ETF	1.91	5/21/2018	55,122	—
Vanguard Mortgage-Backed Securities ETF	1.91	5/21/2018	97,110	—
Vanguard Short-Term Bond ETF	1.76	5/21/2018	431,996	—
Vanguard Small-Cap Growth ETF	1.91	5/21/2018	1,426	—
Vanguard Small-Cap Value ETF	1.91	5/21/2018	2,837	—
Vanguard Value ETF	(0.73)	4/09/2018	(135,478)	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2017
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Investment Companies	$11,365,864	$—	$—	$11,365,864
Short-Term Investment:
Money Market Fund	12,601	—	—	12,601
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,259,107	—	—	2,259,107
Total Investments in Securities	13,637,572	—	—	13,637,572
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$13,637,572	$—	$—	$13,637,572
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF

April 30, 2017
	Shares	Value

Exchange Traded Note — 1.2%

Volatility Fund — 1.2%
iPATH S&P 500 VIX Short-Term Futures ETN*(a) (Cost $58,137)	3,275	$49,158

Investment Companies — 98.7%

Floating Rate Funds — 8.1%
PowerShares Senior Loan Portfolio(b)	12,118	282,107
SPDR Blackstone / GSO Senior Loan ETF	976	46,389
Total Floating Rate Funds		328,496

International Equity Core Fund — 14.0%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF(a)	18,985	569,740

International Small Cap Equity Funds — 11.8%
iShares MSCI EAFE Small-Cap ETF	5,563	313,864
SPDR S&P International Small Cap ETF	1,016	32,675
Vanguard FTSE All World ex-U.S. Small-Cap ETF	1,284	135,436
Total International Small Cap Equity Funds		481,975

Investment Grade Corporate Bond Funds — 14.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	4,670	555,683
iShares U.S. Credit Bond ETF	127	14,062
Total Investment Grade Corporate Bond Funds		569,745

U.S. Large Cap Core Funds — 16.3%
Financial Select Sector SPDR Fund	17,529	412,458
Health Care Select Sector SPDR Fund	1,492	112,646
Technology Select Sector SPDR Fund(b)	2,587	140,681
Total U.S. Large Cap Core Funds		665,785

U.S. Large Cap Growth Funds — 11.4%
Guggenheim S&P 500 Pure Growth ETF	123	11,245
iShares Russell 1000 Growth ETF	1,747	203,228
iShares S&P 500 Growth ETF	727	97,498
Vanguard Growth ETF	1,216	151,307
Total U.S. Large Cap Growth Funds		463,278

U.S. Preferred Fund — 16.3%
iShares U.S. Preferred Stock ETF	16,969	661,961
	Shares	Value
Investment Companies (continued)

U.S. Short Term Treasury Bond Funds — 0.7%
iShares Short Treasury Bond ETF	43	$4,743
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	40	1,829
Vanguard Short-Term Bond ETF	260	20,784
Total U.S. Short Term Treasury Bond Funds		27,356

U.S. Small Cap Growth Funds — 6.1%
iShares Russell 2000 Growth ETF	644	106,073
iShares S&P Small-Cap 600 Growth ETF	391	60,605
Vanguard Small-Cap Growth ETF(a)	583	83,124
Total U.S. Small Cap Growth Funds		249,802

Total Investment Companies (Cost $3,959,912)		4,018,138

Short-Term Investment — 0.0%(c)

Money Market Fund — 0.0%(c)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(d) (Cost $266)	266	266

Investment of Cash Collateral For Securities Loaned — 7.7%

Money Market Fund — 7.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(e) (Cost $315,173)	315,173	315,173

Total Investments — 107.6% (Cost $4,333,488)		4,382,735
Other Assets and Liabilities, Net — (7.6)%		(310,389)
Net Assets — 100.0%		$4,072,346

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $306,108; total market value of collateral held by the Fund was $315,173.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $394,936.
(c)	Less than 0.05%.
(d)	Reflects the 7-day yield at April 30, 2017.
(e)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2017
Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	1.91	3/28/2019	$94,231	$—
Energy Select Sector SPDR Fund	0.34	3/28/2019	(117,228)	—
Financial Select Sector SPDR Fund	1.91	3/28/2019	68,190	—
Guggenheim S&P 500 Pure Growth ETF	1.91	3/28/2019	1,828	—
Health Care Select Sector SPDR Fund	1.91	3/28/2019	18,649	—
iPATH S&P 500 VIX Short-Term Futures ETN	1.91	3/28/2019	8,136	—
iShares Core MSCI EAFE ETF	(0.57)	3/28/2019	(19,820)	—
iShares Core MSCI Emerging Markets ETF	0.16	3/28/2019	(42,418)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.91	3/28/2019	91,860	—
iShares MSCI EAFE Small-Cap ETF	1.91	3/28/2019	51,906	—
iShares Russell 1000 Growth ETF	1.91	3/28/2019	33,619	—
iShares Russell 1000 Value ETF	0.16	3/28/2019	(54,836)	—
iShares Russell 2000 Growth ETF	1.91	3/28/2019	17,459	—
iShares Russell 2000 Value ETF	(0.43)	3/28/2019	(43,052)	—
iShares S&P 500 Growth ETF	1.91	3/28/2019	16,093	—
iShares S&P 500 Value ETF	(1.35)	3/28/2019	(20,476)	—
iShares S&P Small-Cap 600 Growth ETF	1.91	3/28/2019	9,920	—
iShares S&P Small-Cap 600 Value ETF	(1.29)	3/28/2019	(23,831)	—
iShares Short Treasury Bond ETF	1.91	3/28/2019	772	—
iShares U.S. Credit Bond ETF	1.91	3/28/2019	2,325	—
iShares U.S. Preferred Stock ETF	1.91	3/28/2019	109,462	—
iShares U.S. Real Estate ETF	(0.14)	3/28/2019	(13,655)	—
PowerShares Senior Loan Portfolio	1.91	3/28/2019	46,653	—
SPDR Blackstone / GSO Senior Loan ETF	1.91	3/28/2019	7,700	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1.91	3/28/2019	320	—
SPDR Dow Jones REIT ETF	(1.05)	3/28/2019	(9,025)	—
SPDR S&P International Small Cap ETF	1.91	3/28/2019	5,403	—
Technology Select Sector SPDR Fund	1.91	3/28/2019	23,275	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	1.91	3/28/2019	22,362	—
Vanguard FTSE Developed Markets ETF	0.16	3/28/2019	(44,428)	—
Vanguard FTSE Emerging Markets ETF	0.41	3/28/2019	(80,438)	—
Vanguard Growth ETF	1.91	3/28/2019	25,011	—
Vanguard REIT ETF	(0.03)	3/28/2019	(98,437)	—
Vanguard Short-Term Bond ETF	1.91	3/28/2019	3,437	—
Vanguard Small-Cap Growth ETF	1.91	3/28/2019	13,688	—
Vanguard Small-Cap Value ETF	(1.50)	3/28/2019	(54,397)	—
Vanguard Value ETF	(0.16)	3/28/2019	(45,286)	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(f)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(g)
Exchange Traded Notes	$49,158	$—	$—	$49,158
Investment Companies	4,018,138	—	—	4,018,138
Short-Term Investment:
Money Market Fund	266	—	—	266
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	315,173	—	—	315,173
Total Investments in Securities	4,382,735	—	—	4,382,735
Other Financial Instruments:(h)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,382,735	$—	$—	$4,382,735
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(h)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(g)	For a complete listing of investments and their industries, see the Schedules of Investments.
(h)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2017

	Shares	Value

Investment Companies — 99.9%

Convertible Bonds Fund — 32.0%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	20,286	$989,146

Floating Rate Funds — 23.4%
PowerShares Senior Loan Portfolio	26,670	620,878
SPDR Blackstone / GSO Senior Loan ETF	2,150	102,189
Total Floating Rate Funds		723,067

Investment Grade Corporate Bond Fund — 35.7%
Vanguard Short-Term Corporate Bond ETF	13,796	1,102,576

U.S. Large Cap Value Funds — 1.3%
Guggenheim S&P 500 Pure Value ETF	9	530
iShares Russell 1000 Value ETF	162	18,584
iShares S&P 500 Value ETF	67	6,964
Vanguard Value ETF	161	15,350
Total U.S. Large Cap Value Funds		41,428

U.S. Short Term Treasury Bond Funds — 0.1%
iShares Short Treasury Bond ETF	4	441
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	3	137
Vanguard Short-Term Bond ETF	22	1,759
Total U.S. Short Term Treasury Bond Funds		2,337

U.S. Small Cap Growth Funds — 7.4%
iShares Russell 2000 Growth ETF	589	97,014
iShares S&P Small-Cap 600 Growth ETF	356	55,180
Vanguard Small-Cap Growth ETF(b)	532	75,853
Total U.S. Small Cap Growth Funds		228,047

Total Investment Companies (Cost $3,053,971)		3,086,601

	Shares	Value
Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(c) (Cost $4,075)	4,075	$4,075

Investment of Cash Collateral For Securities Loaned — 2.5%

Money Market Fund — 2.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d) (Cost $76,542)	76,542	76,542

Total Investments — 102.5% (Cost $3,134,588)		3,167,218
Other Assets and Liabilities, Net — (2.5)%		(79,056)
Net Assets — 100.0%		$3,088,162

(a)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $321,816.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $74,284; total market value of collateral held by the Fund was $76,542.
(c)	Reflects the 7-day yield at April 30, 2017.
(d)	Reflects the 1-day yield at April 30, 2017.

Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(e)
iShares iBoxx $ High Yield Corporate Bond ETF	(1.35)	3/28/2019	$(19,651)	$—
iShares Russell 1000 Value ETF	1.91	3/28/2019	803	—
iShares Russell 2000 Growth ETF	1.91	3/28/2019	3,953	—
iShares S&P 500 Value ETF	1.91	3/28/2019	312	—
iShares S&P Small-Cap 600 Growth ETF	1.91	3/28/2019	2,170	—
iShares U.S. Preferred Stock ETF	(1.60)	3/28/2019	(92,766)	—
PowerShares Senior Loan Portfolio	1.91	3/28/2019	25,073	—
SPDR Blackstone / GSO Senior Loan ETF	1.91	3/28/2019	4,135	—
SPDR Bloomberg Barclays Convertible Securities ETF	1.91	3/28/2019	39,934	—
SPDR Bloomberg Barclays High Yield Bond ETF	(1.35)	3/28/2019	(12,070)	—
Vanguard Short-Term Bond ETF	1.91	3/28/2019	80	—
Vanguard Short-Term Corporate Bond ETF	1.91	3/28/2019	44,515	—
Vanguard Small-Cap Growth ETF	1.91	3/28/2019	3,137	—
Vanguard Value ETF	1.91	3/28/2019	572	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Investment Companies	$3,086,601	$—	$—	$3,086,601
Short-Term Investment:
Money Market Fund	4,075	—	—	4,075
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	76,542	—	—	76,542
Total Investments in Securities	3,167,218	—	—	3,167,218
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$3,167,218	$—	$—	$3,167,218
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF

April 30, 2017

	Shares	Value

Common Stocks — 90.2%

Australia — 6.8%
BHP Billiton Ltd.	347,936	$6,172,035
Evolution Mining Ltd.	344,045	589,203
Fortescue Metals Group Ltd.	206,414	819,687
Newcrest Mining Ltd.	156,253	2,472,626
Northern Star Resources Ltd.	126,383	404,526
OceanaGold Corp.	133,301	433,840
South32 Ltd.	354,336	736,672
Washington H Soul Pattinson & Co., Ltd.(a)	21,323	300,430
Whitehaven Coal Ltd.*	93,202	190,981
Woodside Petroleum Ltd.	1,527	36,749
Total Australia		12,156,749

Canada — 13.5%
Agnico Eagle Mines Ltd.	48,490	2,314,030
Alamos Gold, Inc., Class A	57,331	409,657
B2Gold Corp.*	206,183	517,229
Barrick Gold Corp.	256,611	4,282,793
Canadian Natural Resources Ltd.	1,943	61,787
Detour Gold Corp.*	36,509	460,601
Eldorado Gold Corp.	153,464	560,071
Enbridge, Inc.	2,823	116,818
First Quantum Minerals Ltd.	46,303	440,578
Goldcorp, Inc.	179,156	2,492,172
Hudbay Minerals, Inc.	427,749	2,549,663
Imperial Oil Ltd.	1,514	43,971
Kinross Gold Corp.*	261,946	910,000
Lundin Mining Corp.	48,640	258,977
Maple Leaf Foods, Inc.	67,512	1,687,183
Norbord, Inc.	27,632	854,040
Pan American Silver Corp.	33,093	554,011
Silver Wheaton Corp.	91,523	1,823,365
Stella-Jones, Inc.	22,634	715,786
Suncor Energy, Inc.	2,713	84,884
Teck Resources Ltd., Class B	37,541	777,562
TransCanada Corp.	1,227	56,877
Turquoise Hill Resources Ltd.*	188,175	511,966
West Fraser Timber Co. Ltd.	26,771	1,201,004
Yamana Gold, Inc.	206,091	553,173
Total Canada		24,238,198

Chile — 0.4%
Antofagasta PLC	64,030	694,189

China — 5.6%
Aluminum Corp. of China Ltd., Class H*(a)	1,012,218	498,460
Beijing Enterprises Water Group Ltd.*	377,683	289,422
China Agri-Industries Holdings Ltd.*	596,936	295,492
China Coal Energy Co., Ltd., Class H*(a)	1,221,866	593,844
China Petroleum & Chemical Corp., Class H	206,311	167,117
China Resources Power Holdings Co., Ltd.	415,282	748,597
China Shenhua Energy Co., Ltd., Class H	1,815,447	4,234,265
CNOOC Ltd.	80,438	93,805
Jiangxi Copper Co., Ltd., Class H	237,006	369,943
PetroChina Co., Ltd., Class H	325,369	229,252
Yanzhou Coal Mining Co., Ltd., Class H(a)	439,364	380,187

	Shares	Value
Common Stocks (continued)

China (continued)
Zhaojin Mining Industry Co., Ltd., Class H(a)	634,450	$551,444
Zijin Mining Group Co., Ltd., Class H	4,600,119	1,626,518
Total China		10,078,346

Finland — 4.8%
Stora Enso OYJ, Class R	255,869	3,042,623
UPM-Kymmene OYJ	178,145	4,700,401
Valmet OYJ	47,827	871,318
Total Finland		8,614,342

France — 0.6%
Suez	25,189	413,775
TOTAL SA	4,241	217,842
Veolia Environnement SA	24,553	466,293
Total France		1,097,910

Germany — 0.3%
Suedzucker AG	23,297	498,125

Hong Kong — 0.6%
C.P. Pokphand Co., Ltd.	12,263,590	1,056,452
Hong Kong & China Gas Co., Ltd.	22,663	45,282
Total Hong Kong		1,101,734

Indonesia — 0.1%
Sakari Resources Ltd.*(b)(c)	240,456	182,256

Italy — 0.1%
Eni SpA	6,491	100,866

Japan — 5.4%
Daio Paper Corp.	49,184	623,459
Itoham Yonekyu Holdings, Inc.	128,181	1,185,562
Kurita Water Industries Ltd.	6,550	168,994
Mitsubishi Materials Corp.	8,320	247,428
Mitsui & Co., Ltd.	4,020	56,728
NH Foods Ltd.	99,754	2,836,819
Nichirei Corp.	17,646	439,290
Nippon Paper Industries Co., Ltd.	39,318	743,187
Nisshin Seifun Group, Inc.	37,555	575,774
Oji Holdings Corp.	350,735	1,695,937
Sumitomo Metal Mining Co., Ltd.	47,350	642,052
Yamazaki Baking Co., Ltd.	26,322	554,682
Total Japan		9,769,912

Jersey — 1.3%
Centamin PLC	234,169	535,929
Randgold Resources Ltd.	19,699	1,734,294
Total Jersey		2,270,223

Mexico — 1.6%
Fresnillo PLC	151,243	2,841,137

Netherlands — 0.2%
Royal Dutch Shell PLC, Class B	14,365	381,451

Norway — 0.5%
Norsk Hydro ASA	127,740	730,667
Statoil ASA	5,587	92,416
Total Norway		823,083

Peru — 1.1%
Southern Copper Corp.(a)	53,368	1,887,626

Portugal — 0.5%
Navigator Co. SA (The)	232,683	984,635

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Russia — 0.6%
Polymetal International PLC	87,807	$1,153,043

Singapore — 1.4%
First Resources Ltd.	187,632	251,706
Golden Agri-Resources Ltd.	1,483,767	382,168
Wilmar International Ltd.	752,599	1,911,517
Total Singapore		2,545,391

Spain — 0.2%
Ebro Foods SA	18,125	405,205
Repsol SA	2,604	41,216
Total Spain		446,421

Sweden — 2.1%
AAK AB	4,945	353,781
Boliden AB	17,699	506,097
Holmen AB, B Shares	26,848	1,132,159
Sandvik AB	112,644	1,808,960
Total Sweden		3,800,997

Switzerland — 2.4%
Bell Food Group AG	1,963	842,525
Glencore PLC*	883,497	3,470,793
Total Switzerland		4,313,318

United Kingdom — 6.0%
Acacia Mining PLC	81,149	415,327
Anglo American PLC*	81,691	1,169,435
BP PLC	33,588	192,286
Cranswick PLC	25,212	874,815
Johnson Matthey PLC	40,444	1,558,744
Pennon Group PLC	19,603	217,347
Pentair PLC	8,401	541,948
Rio Tinto PLC	115,018	4,556,394
Severn Trent PLC	10,787	324,470
Tate & Lyle PLC	54,792	536,261
United Utilities Group PLC	31,862	401,291
Total United Kingdom		10,788,318

United States — 34.1%
Alcoa Corp.	10,345	348,937
American Water Works Co., Inc.	8,380	668,389
Anadarko Petroleum Corp.	935	53,314
Aqua America, Inc.(a)	8,502	281,331
Archer-Daniels-Midland Co.	71,379	3,265,589
Bunge Ltd.	16,960	1,340,349
Chevron Corp.	3,456	368,755
Conagra Brands, Inc.	51,759	2,007,214
ConocoPhillips	2,240	107,318
CONSOL Energy, Inc.*(a)	20,556	312,040
Domtar Corp.	19,644	778,885
EOG Resources, Inc.	1,039	96,107
Exxon Mobil Corp.	7,710	629,521
Flowserve Corp.(a)	6,096	310,103
Freeport-McMoRan, Inc.*	83,066	1,059,091
Fresh Del Monte Produce, Inc.	6,224	381,531
General Mills, Inc.	70,709	4,066,475
Hain Celestial Group, Inc. (The)*	12,433	459,897
Halliburton Co.	1,550	71,114
Hecla Mining Co.(a)	83,291	453,936
Hormel Foods Corp.	277,265	9,726,456
IDEX Corp.	3,615	378,707
Ingredion, Inc.	8,594	1,064,109
JM Smucker Co. (The)	14,353	1,818,812
	Shares	Value
Common Stocks (continued)

United States (continued)
KapStone Paper and Packaging Corp.	32,227	$679,667
Kellogg Co.	42,190	2,995,490
Kinder Morgan, Inc.	4,061	83,778
Louisiana-Pacific Corp.*	46,594	1,199,330
Marathon Petroleum Corp.	958	48,801
Newmont Mining Corp.	115,564	3,907,219
Occidental Petroleum Corp.	1,396	85,910
Phillips 66	978	77,810
Pilgrim’s Pride Corp.(a)	127,659	3,314,028
Pioneer Natural Resources Co.	302	52,243
Post Holdings, Inc.*(a)	7,848	660,723
Royal Gold, Inc.	14,251	1,007,261
Sanderson Farms, Inc.(a)	11,455	1,326,260
Schlumberger Ltd.	2,291	166,304
Seaboard Corp.	580	2,455,726
Tahoe Resources, Inc.	52,589	425,389
Tyson Foods, Inc., Class A	187,887	12,073,619
Valero Energy Corp.	889	57,438
Williams Cos., Inc. (The)	1,338	40,983
Xylem, Inc.	8,375	430,559
Total United States		61,136,518

Total Common Stocks (Cost $163,248,529)		161,904,788

Short-Term Investment — 12.8%

Money Market Fund — 12.8%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(d) (Cost $23,049,094)	23,049,094	23,049,094

Investment of Cash Collateral For Securities Loaned — 1.2%

Money Market Fund — 1.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(e) (Cost $2,091,984)	2,091,984	2,091,984

Total Investments — 104.2% (Cost $188,389,607)		187,045,866

Other Assets and Liabilities, Net — (4.2)%		(7,595,643)
Net Assets — 100.0%		$179,450,223

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $7,946,393; total market value of collateral held by the Fund was $8,240,792. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $6,148,808.
(b)	Security has been deemed illiquid because it may not be able to be sold within seven days at approximately the value shown. At April 30, 2017, the value of this security was $182,256.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Reflects the 7-day yield at April 30, 2017.
(e)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2017

Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(f)
iShares MSCI EAFE ETF	0.23	4/10/2018	$(18,276,595)	$—
SPDR S&P 500 ETF Trust	0.41	4/10/2018	(18,002,181)	—
				$—

Cash posted has been segregated as collateral for swaps in the amount of $1,100,000 at April 30, 2017.

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(f)	Reflects a reset date of April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(g)
Common Stocks	$161,722,532	$—	$182,256 (h)	$161,904,788
Short-Term Investment:
Money Market Fund	23,049,094	—	—	23,049,094
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,091,984	—	—	2,091,984
Total Investments in Securities	186,863,610	—	182,256	187,045,866
Other Financial Instruments:(i)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$186,863,610	$—	$182,256	$187,045,866
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 security, valued at $182,256 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(j)
Common Stock:
Sakari Resources Ltd.(k)	$64,406	$—	$—	$117,850	$—	$—	$—	$—	$182,256	$117,850
Total	$64,406	$—	$—	$117,850	$—	$—	$—	$—	$182,256	$117,850

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$182,256	Peer Analysis	Comparable Securities

(j)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(k)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF

April 30, 2017

	Shares	Value

Common Stocks — 75.8%

Consumer Discretionary — 12.5%
CST Brands, Inc.(a)	92,564	$4,469,915
Sky PLC	173,268	2,223,721
TASAKI & Co., Ltd.	34,272	675,786
Tatts Group Ltd.	477,115	1,534,284
Time Warner, Inc.(b)	148,399	14,731,569
Total Consumer Discretionary		23,635,275

Consumer Staples — 13.2%
Booker Group PLC	353,008	886,006
Mead Johnson Nutrition Co.	117,843	10,455,031
Reynolds American, Inc.(b)	210,665	13,587,892
Total Consumer Staples		24,928,929

Energy — 7.5%
Amec Foster Wheeler PLC	141,096	991,208
Baker Hughes, Inc.	137,971	8,191,338
ONEOK Partners LP	41,799	2,150,977
Sakari Resources Ltd.*(c)(d)	425	322
Western Refining, Inc.	83,729	2,887,813
Total Energy		14,221,658

Financials — 5.3%
Aberdeen Asset Management PLC	296,483	1,070,174
Allied World Assurance Co. Holdings AG	53,550	2,842,970
Astoria Financial Corp.	61,136	1,246,563
Delta Lloyd NV	7,695	44,202
EverBank Financial Corp.	37,297	727,291
Fortress Investment Group LLC, Class A	186,480	1,499,299
Genworth Financial, Inc., Class A*	501,086	2,024,387
Stonegate Bank(a)	12,335	566,177
Total Financials		10,021,063

Health Care — 2.9%
Actelion Ltd.*	910	242,801
STADA Arzneimittel AG	20,602	1,458,918
VCA, Inc.*	41,067	3,760,505
Total Health Care		5,462,224

Industrials — 1.3%
DigitalGlobe, Inc.*	38,426	1,237,317
Spotless Group Holdings Ltd.	839,976	678,430
Zodiac Aerospace	26,505	643,348
Total Industrials		2,559,095

Information Technology — 13.6%
Brocade Communications Systems, Inc.	312,994	3,934,335
DH Corp.	38,935	723,001
InvenSense, Inc.*(a)	256,000	3,292,160
Lattice Semiconductor Corp.*(a)	124,813	856,217
MoneyGram International, Inc.*	40,451	720,432
NeuStar, Inc., Class A*	60,294	2,001,761
NXP Semiconductors NV*	133,449	14,112,232
Total Information Technology		25,640,138

	Shares	Value
Common Stocks (continued)

Materials — 13.1%
Headwaters, Inc.*	126,060	$2,995,186
Linde AG	31,313	5,624,512
Monsanto Co.(b)	109,607	12,781,272
Stillwater Mining Co.*	188,604	3,391,100
Total Materials		24,792,070

Real Estate — 0.8%
FelCor Lodging Trust, Inc.	130,452	1,011,003
Milestone Apartments Real Estate Investment Trust(c)(d)	29,469	478,871
Total Real Estate		1,489,874

Telecommunication Services — 3.2%
Level 3 Communications, Inc.*	98,415	5,979,695

Utilities — 2.4%
DUET Group	272,362	615,131
Westar Energy, Inc.	47,734	2,483,600
WGL Holdings, Inc.	16,612	1,369,826
Total Utilities		4,468,557

Total Common Stocks (Cost $138,847,181)		143,198,578

Right — 0.0%(e)

Health Care — 0.0%(e)
Dyax Corp. CVR*(c)(d) (Cost $0)	23,351	25,920

Investment Companies — 5.1%

U.S. Short Term Treasury Bond Funds — 5.1%
iShares Short Treasury Bond ETF	82,924	9,145,688
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	8,500	388,705
Total U.S. Short Term Treasury Bond Funds		9,534,393

Total Investment Companies (Cost $9,538,209)		9,534,393

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2017

	Shares	Value

Short-Term Investment — 21.3%

Money Market Fund — 21.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(f) (Cost $40,196,106)	40,196,106	$40,196,106

Investment of Cash Collateral For Securities Loaned — 1.3%

Money Market Fund — 1.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(g) (Cost $2,400,238)	2,400,238	2,400,238

Total Investments — 103.5% (Cost $190,981,734)		195,355,235
Other Assets and Liabilities, Net — (3.5)%		(6,522,153)
Net Assets — 100.0%		$188,833,082

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $7,519,320; total market value of collateral held by the Fund was $7,706,857. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $5,306,619.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $14,389,390.
(c)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $505,113.
(d)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(e)	Less than 0.05%.
(f)	Reflects the 7-day yield at April 30, 2017.
(g)	Reflects the 1-day yield at April 30, 2017.

Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(h)
Energy Select Sector SPDR Fund	0.06	1/10/2019	$(8,458,902)	$—
Financial Select Sector SPDR Fund	0.32	1/10/2019	(3,499,405)	—
Industrial Select Sector SPDR Fund	0.10	1/10/2019	(623,198)	—
Materials Select Sector SPDR Fund	0.04	1/10/2019	(5,289,062)	—
Technology Select Sector SPDR Fund	0.05	1/10/2019	(7,388,611)	—
Utilities Select Sector SPDR Fund	(0.05)	1/10/2019	(391,162)	—
Vanguard FTSE Europe ETF	0.21	1/10/2019	(9,918,408)	—
Vanguard REIT ETF	0.07	1/10/2019	(981,144)	—
Vanguard Telecommunication Services ETF	(8.62)	1/10/2019	(3,570,087)	—
				$—

Cash posted has been segregated as collateral for swaps in the amount of $205,000 at April 30, 2017.

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(h)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(i)
Common Stocks	$142,719,385	$478,871	$322	(j)	$143,198,578
Investment Companies	9,534,393	—	—		9,534,393
Rights	—	—	25,920	(j)	25,920
Short-Term Investment:
Money Market Fund	40,196,106	—	—		40,196,106
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,400,238	—	—		2,400,238
Total Investments in Securities	194,850,122	478,871	26,242		195,355,235
Other Financial Instruments:(k)
Swap Contracts	—	—	—		—
Total Investments in Securities and Other Financial Instruments	$194,850,122	$478,871	$26,242		$195,355,235
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Other Financial Instruments:(k)
Swap Contracts	$—	$—	$—		$—
Total Other Financial Instruments	$—	$—	$—		$—

(i)	For a complete listing of investments and their industries, see the Schedules of Investments.
(j)	The Level 3 security, valued at $26,242 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(k)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(l)
Common Stock:
Sakari Resources Ltd.(m)	$114		$—	$—	$208	$—	$—	$—	$—	$322		$208
Right:
Dyax Corp. CVR(m)	25,920		—	—	—	—	—	—	—	25,920		—
Trius Therapeutics CVR	—	(n)	—	—	—	—	—	—	—	—	(n)	—
Total	$26,034		$—	$—	$208	$—	$—	$—	$—	$26,242		$208

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$322	Peer Analysis	Comparable Securities
Right	25,920	Issuer Specific Facts	Contingent Payment Terms

(l)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(m)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(n)	Includes a level 3 security valued at $ —.

See notes to financial statements.

Schedules of Investments — IQ Real Return ETF

April 30, 2017

	Shares	Value

Investment Companies — 99.9%
U.S. Intermediate Term Treasury Bond Funds — 10.0%
iShares 3-7 Year Treasury Bond ETF	11,525	$1,425,873
iShares 7-10 Year Treasury Bond ETF(a)	13,353	1,423,429
Total U.S. Intermediate Term Treasury Bond Funds		2,849,302
U.S. Large Cap Core Funds — 10.1%
Consumer Discretionary Select Sector SPDR Fund	1,067	96,094
Consumer Staples Select Sector SPDR Fund	1,373	75,762
Energy Select Sector SPDR Fund(a)	757	51,355
Financial Select Sector SPDR Fund	4,332	101,932
Health Care Select Sector SPDR Fund	1,482	111,891
Industrial Select Sector SPDR Fund(a)	1,152	76,424
iShares Core S&P 500 ETF(a)	2,605	624,054
Materials Select Sector SPDR Fund	427	22,661
SPDR S&P 500 ETF Trust(a)	6,440	1,533,235
Technology Select Sector SPDR Fund	3,001	163,194
Utilities Select Sector SPDR Fund	469	24,247
Vanguard Telecommunication Services ETF(a)	206	19,972
Total U.S. Large Cap Core Funds		2,900,821
U.S. REITS Funds — 9.9%
iShares U.S. Real Estate ETF	3,631	286,595
Real Estate Select Sector SPDR Fund	722	22,851
SPDR Dow Jones REIT ETF(a)	2,390	220,095
Vanguard REIT ETF	27,784	2,300,238
Total U.S. REITS Funds		2,829,779
U.S. Short Term Treasury Bond Funds — 69.9%
iShares Short Treasury Bond ETF	64,733	7,139,402
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund(a)	70,269	7,142,141
	Shares	Value
Investment Companies (continued)

U.S. Short Term Treasury Bond Funds (continued)
Schwab Short-Term U.S. Treasury ETF	41,250	$2,082,300
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	79,364	3,629,316
Total U.S. Short Term Treasury Bond Funds		19,993,159
Total Investment Companies (Cost $28,192,066)		28,573,061

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(b) (Cost $38,957)	38,957	38,957

Investment of Cash Collateral For Securities Loaned — 12.2%

Money Market Fund — 12.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(c) (Cost $3,489,074)	3,489,074	3,489,074

Total Investments — 112.2% (Cost $31,720,097)		32,101,092
Other Assets and Liabilities, Net — (12.2)%		(3,493,332)
Net Assets — 100.0%		$28,607,760

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,430,091; total market value of collateral held by the Fund was $5,572,889. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,083,815.
(b)	Reflects the 7-day yield at April 30, 2017.
(c)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Investment Companies	$28,573,061	$—	$—	$28,573,061
Short-Term Investment:
Money Market Fund	38,957	—	—	38,957
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,489,074	—	—	3,489,074
Total Investments in Securities	$32,101,092	$—	$—	$32,101,092

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.9%

Consumer Discretionary — 23.7%
Ainsworth Game Technology Ltd.	12,971	$18,043
APN News & Media Ltd.	26,159	48,712
APN Outdoor Group Ltd.	16,134	65,759
Automotive Holdings Group Ltd.(a)	21,591	60,228
Autosports Group Ltd.*	10,715	18,430
Bapcor Ltd.	25,720	100,597
Breville Group Ltd.	12,541	100,353
Collins Foods Ltd.	8,339	32,741
Corporate Travel Management Ltd.	6,679	101,696
Fairfax Media Ltd.	214,454	170,002
G8 Education Ltd.	33,658	93,133
Greencross Ltd.	8,400	42,717
IDP Education Ltd.	11,725	40,335
InvoCare Ltd.	10,371	113,159
JB Hi-Fi Ltd.(a)	11,216	207,097
Mantra Group Ltd.(a)	28,939	61,031
Myer Holdings Ltd.(a)	79,711	66,169
Navitas Ltd.	18,952	65,055
Nine Entertainment Co. Holdings Ltd.	79,087	72,749
oOh!media Ltd.	13,453	45,274
RCG Corp., Ltd.	32,825	20,375
Retail Food Group Ltd.(a)	14,041	57,333
Seven West Media Ltd.	86,669	47,963
Southern Cross Media Group Ltd.	74,630	71,998
Super Retail Group Ltd.(a)	13,561	95,838
Village Roadshow Ltd.	7,442	20,203
Vita Group Ltd.	11,683	19,833
Webjet Ltd.	8,302	70,716
Total Consumer Discretionary		1,927,539

Consumer Staples — 8.3%
Asaleo Care Ltd.	31,166	41,837
Australian Agricultural Co., Ltd.*(a)	33,236	42,876
Bega Cheese Ltd.	12,811	57,484
Bellamy’s Australia Ltd.(a)	8,214	31,574
Costa Group Holdings Ltd.	31,272	102,902
GrainCorp Ltd., Class A	22,219	148,219
Inghams Group Ltd.	19,511	45,671
Metcash Ltd.*	95,537	153,612
Tassal Group Ltd.	15,376	51,285
Total Consumer Staples		675,460

Energy — 4.0%
Beach Energy Ltd.	138,751	76,267
Whitehaven Coal Ltd.*	61,160	125,323
WorleyParsons Ltd.*(a)	14,783	125,148
Total Energy		326,738

Financials — 9.4%
Eclipx Group Ltd.	21,090	60,881
FlexiGroup Ltd.(a)	27,234	47,455
Genworth Mortgage Insurance Australia Ltd.	22,897	56,336
IOOF Holdings Ltd.(a)	26,425	174,300
IRESS Ltd.	10,262	95,547
nib holdings Ltd.	42,680	191,509
Steadfast Group Ltd.	66,247	134,757
Total Financials		760,785

	Shares	Value
Common Stocks (continued)

Health Care — 8.4%
Australian Pharmaceutical Industries Ltd.	35,726	$59,581
Estia Health Ltd.(a)	22,180	50,757
Japara Healthcare Ltd.(a)	22,591	34,972
Mayne Pharma Group Ltd.*(a)	127,740	128,488
Nanosonics Ltd.*	23,781	56,199
Primary Health Care Ltd.	47,092	119,388
Regis Healthcare Ltd.(a)	13,116	44,042
Sigma Pharmaceuticals Ltd.*	100,443	93,895
Sirtex Medical Ltd.	5,469	63,559
Virtus Health Ltd.	6,766	29,449
Total Health Care		680,330

Industrials — 13.4%
ALS Ltd.	48,374	226,103
Austal Ltd.	27,343	35,069
Cleanaway Waste Management Ltd.	145,450	138,144
Downer EDI Ltd.	57,233	251,674
GWA Group Ltd.	19,087	44,535
IPH Ltd.	15,499	55,289
McMillan Shakespeare Ltd.	6,445	65,213
Monadelphous Group Ltd.	8,295	77,481
Reliance Worldwide Corp., Ltd.	33,140	75,590
SmartGroup Corp., Ltd.	7,189	34,731
Spotless Group Holdings Ltd.	105,042	84,840
Total Industrials		1,088,669

Information Technology — 7.6%
Aconex Ltd.*(a)	15,254	50,080
Altium Ltd.	10,580	64,880
carsales.com Ltd.	17,863	156,833
Hansen Technologies Ltd.	13,824	37,218
iSentia Group Ltd.	18,998	20,601
MYOB Group Ltd.	30,789	81,050
NEXTDC Ltd.*	23,336	72,600
Technology One Ltd.	23,956	97,818
WiseTech Global Ltd.	7,425	32,206
Total Information Technology		613,286

Materials — 24.6%
CSR Ltd.	49,290	180,621
DuluxGroup Ltd.	37,763	191,192
Galaxy Resources Ltd.*	169,366	53,831
Independence Group NL(a)	52,984	129,174
Jacana Minerals Ltd.*(b)(c)	2,006	221
Metals X Ltd.*	45,190	24,840
Mineral Resources Ltd.	14,816	118,447
Northern Star Resources Ltd.	57,035	182,557
Nufarm Ltd.	18,088	137,571
Orocobre Ltd.*(a)	18,224	42,931
OZ Minerals Ltd.	29,085	153,999
Pact Group Holdings Ltd.	16,982	89,535
Pilbara Minerals Ltd.*(a)(b)(c)	99,592	25,323
Quintis Ltd.(a)	31,658	28,410
Regis Resources Ltd.	43,035	105,241
Resolute Mining Ltd.	60,961	55,391
Sandfire Resources NL	14,909	64,557
Saracen Mineral Holdings Ltd.*	73,045	50,803
Sims Metal Management Ltd.	15,996	147,140
St. Barbara Ltd.*	48,576	98,084
Syrah Resources Ltd.*(a)	22,362	38,129

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF (continued)

April 30, 2017

	Shares	Value
Common Stocks (continued)

Materials (continued)
Western Areas Ltd.*	25,809	$42,849
Westgold Resources Ltd.*	25,566	37,092
Total Materials		1,997,938

Telecommunication Services — 0.5%
SpeedCast International Ltd.	13,289	37,864

Total Common Stocks (Cost $8,265,732)		8,108,609

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(d) (Cost $8,195)	8,195	8,195

	Shares	Value
Investment of Cash Collateral For Securities Loaned — 13.9%

Money Market Fund — 13.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(e) (Cost $1,126,757)	1,126,757	$1,126,757

Total Investments — 113.9% (Cost $9,400,684)		9,243,561
Other Assets and Liabilities, Net — (13.9)%		(1,126,646)
Net Assets — 100.0%		$8,116,915

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,169,028; total market value of collateral held by the Fund was $1,232,402. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $105,645.
(b)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $25,544.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Reflects the 7-day yield at April 30, 2017.
(e)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(f)
Common Stocks	$8,083,065	$—	$25,544	(g)	$8,108,609
Short-Term Investment:
Money Market Fund	8,195	—	—		8,195
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,126,757	—	—		1,126,757
Total Investments in Securities	$9,218,017	$—	$25,544		$9,243,561

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	The Level 3 security, valued at $25,544 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF (continued)

April 30, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(h)
Common Stock:
Jacana Minerals Ltd.(i)	$201	$—	$—	$20	$—	$—	$—	$—	$221	$20
Pilbara Minerals Ltd.(i)	—	—	(820)	(16,633)	47,108	(4,332)	—	—	25,323	(16,633)
Total	$201	$—	$(820)	$(16,613)	$47,108	$(4,332)	$—	$—	$25,544	$(16,613)

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$221	Peer Analysis	Comparable Securities
Common Stock	25,323	Valued at Last Sale	Comparable Securities

(h)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(i)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.8%

Consumer Discretionary — 7.8%
Aimia, Inc.	12,628	$84,415
Amaya Inc.*	9,466	167,886
Corus Entertainment, Inc., Class B(a)	8,976	87,968
EnerCare, Inc.	8,591	136,219
Hudson’s Bay Co.(a)	9,499	86,702
Martinrea International, Inc.	7,107	54,161
Quebecor, Inc., Class B	6,851	208,792
Total Consumer Discretionary		826,143

Consumer Staples — 6.0%
Cott Corp.	11,320	148,693
Empire Co., Ltd., Class A(a)	13,817	212,515
Jean Coutu Group (PJC), Inc. (The), Class A	6,305	103,016
Maple Leaf Foods, Inc.	6,960	173,936
Total Consumer Staples		638,160

Energy — 24.3%
Advantage Oil & Gas Ltd.*	15,158	95,229
Athabasca Oil Corp.*	33,593	33,905
Baytex Energy Corp.*(a)	19,119	57,750
Birchcliff Energy Ltd.	18,423	94,453
Bonavista Energy Corp.	19,046	39,978
Canacol Energy Ltd.*	14,088	42,038
Canadian Energy Services & Technology Corp.	20,825	98,238
Crew Energy, Inc.*	11,732	35,266
Ensign Energy Services, Inc.	10,412	57,798
Freehold Royalties Ltd.	7,557	74,946
Gibson Energy, Inc.	11,692	158,282
Kelt Exploration Ltd.*	12,026	59,105
MEG Energy Corp.*(a)	18,648	84,286
Mullen Group Ltd.	8,308	90,961
NexGen Energy Ltd.*	23,426	50,543
NuVista Energy Ltd.*	13,736	61,783
Painted Pony Petroleum Ltd.*	8,122	29,701
Paramount Resources Ltd., Class A*	3,617	46,082
Parex Resources, Inc.*	12,045	149,318
Parkland Fuel Corp.	7,920	172,035
Pengrowth Energy Corp.*	36,200	34,683
Penn West Petroleum Ltd.*	41,449	62,145
Precision Drilling Corp.*	24,245	96,285
Raging River Exploration, Inc.*	17,431	101,605
Secure Energy Services, Inc.	12,889	83,803
Spartan Energy Corp.*	41,293	68,857
TORC Oil & Gas Ltd.	14,528	63,114
Trican Well Service Ltd.*	14,008	38,419
Veresen, Inc.	26,036	290,008
Whitecap Resources, Inc.(a)	30,039	212,226
Total Energy		2,582,842
Financials — 3.2%
Canadian Western Bank(a)	7,120	139,713
ECN Capital Corp.	30,723	83,588
Genworth MI Canada, Inc.	3,382	83,851
Home Capital Group, Inc.(a)	4,902	28,825
Total Financials		335,977
	Shares	Value
Common Stocks (continued)

Health Care — 2.7%
Canopy Growth Corp.*(a)	11,905	$79,494
Extendicare, Inc.	7,330	53,556
Knight Therapeutics, Inc.*	9,553	74,130
ProMetic Life Sciences, Inc.*(a)	47,481	75,008
Total Health Care		282,188
Industrials — 12.4%
Aecon Group, Inc.	4,734	56,055
Air Canada*	22,626	214,958
Bombardier, Inc., Class B*	159,016	245,391
CAE, Inc.	22,268	339,565
Chorus Aviation, Inc.	9,970	54,105
Russel Metals, Inc.	5,092	97,498
TFI International, Inc.	7,222	156,979
WestJet Airlines Ltd.	9,636	159,132
Total Industrials		1,323,683
Information Technology — 1.5%
DH Corp.	8,818	163,745
Materials — 32.3%
Alacer Gold Corp.*	24,035	37,969
Alamos Gold, Inc., Class A	24,721	176,643
Asanko Gold, Inc.*	16,497	39,936
B2Gold Corp.*	78,307	196,440
Canfor Corp.*	5,753	86,255
Centerra Gold, Inc.	17,729	91,413
Detour Gold Corp.*	14,471	182,568
Dominion Diamond Corp.	6,543	79,389
Eldorado Gold Corp.	59,263	216,282
Endeavour Mining Corp.*	5,456	89,863
First Majestic Silver Corp.*	13,262	107,663
Fortuna Silver Mines, Inc.*	13,107	60,104
Guyana Goldfields, Inc.*	13,703	67,849
Hudbay Minerals, Inc.	19,663	117,204
IAMGOLD Corp.*	37,550	154,891
Interfor Corp.*	5,790	85,370
Intertape Polymer Group, Inc.	4,639	81,767
Ivanhoe Mines Ltd., Class A*	44,246	155,005
Kirkland Lake Gold Ltd.*(a)	15,168	104,833
Klondex Mines Ltd.*	14,322	51,116
Labrador Iron Ore Royalty Corp.	4,796	62,191
Lucara Diamond Corp.	25,079	57,777
MAG Silver Corp.*	5,811	70,975
Nevsun Resources Ltd.	24,708	54,754
New Gold, Inc.*	47,082	133,261
Norbord, Inc.	3,341	103,262
Novagold Resources, Inc.*(a)	19,386	80,249
Pan American Silver Corp.	12,438	208,225
Pretium Resources, Inc.*	11,850	117,261
Sandstorm Gold Ltd.*	12,445	43,052
SEMAFO, Inc.*	26,951	61,893
Silver Standard Resources, Inc.*	9,909	102,040
Torex Gold Resources, Inc.*	6,585	111,347
Western Forest Products, Inc.	32,610	51,277
Total Materials		3,440,124
Real Estate — 0.6%
Tricon Capital Group, Inc.	8,827	69,335

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF (continued)

April 30, 2017

	Shares	Value

Utilities — 9.0%
Algonquin Power & Utilities Corp.	30,698	$290,298
Capital Power Corp.	7,191	130,851
Just Energy Group, Inc.	8,006	48,834
Northland Power, Inc.	9,365	165,273
Superior Plus Corp.	11,608	110,961
TransAlta Corp.	23,865	122,004
TransAlta Renewables, Inc.	7,470	85,173
Total Utilities		953,394
Total Common Stocks (Cost $11,814,170)		10,615,591

Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(b) (Cost $11,451)	11,451	11,451

	Shares	Value
Investment of Cash Collateral For Securities Loaned — 7.8%

Money Market Fund — 7.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(c) (Cost $832,449)	832,449	$832,449

Total Investments — 107.7% (Cost $12,658,070)		11,459,491
Other Assets and Liabilities, Net — (7.7)%		(824,583)
Net Assets — 100.0%		$10,634,908

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $797,083; total market value of collateral held by the Fund was $832,449.
(b)	Reflects the 7-day yield at April 30, 2017.
(c)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Common Stocks	$10,615,591	$—	$—	$10,615,591
Short-Term Investment:
Money Market Fund	11,451	—	—	11,451
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	832,449	—	—	832,449
Total Investments in Securities	$11,459,491	$—	$—	$11,459,491

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(e)
Common Stock:
Poseidon Concepts Corp.	$—	(f)	$—	$—	$—	$—	$—	(f)	$—	$—	$—	$—
Total	$—		$—	$—	$—	$—	$—		$—	$—	$—	$—

(e)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(f)	Includes a level 3 security valued at $0.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.6%

Argentina — 2.1%
Adecoagro SA*	25,386	$281,531

Australia — 10.9%
Australian Agricultural Co., Ltd.*(a)	80,027	103,238
Bega Cheese Ltd.	30,847	138,414
Costa Group Holdings Ltd.	75,298	247,771
Elders Ltd.*	25,972	86,433
GrainCorp Ltd., Class A	53,500	356,889
Inghams Group Ltd.	46,980	109,969
Nufarm Ltd.	43,553	331,248
Select Harvests Ltd.(a)	16,583	67,465
Total Australia		1,441,427

Canada — 3.8%
Maple Leaf Foods, Inc.	19,887	496,993

China — 3.7%
China BlueChemical Ltd., Class H	420,469	120,558
China Greenfresh Group Co. Ltd.	58,977	25,403
China Huishan Dairy Holdings Co., Ltd.(b)(c)	938,079	—
China Modern Dairy Holdings Ltd.*	587,416	126,886
COFCO Meat Holdings Ltd.*	186,887	40,609
First Tractor Co., Ltd., Class H	95,440	51,539
Leyou Technologies Holdings Ltd.*	352,046	72,423
Sinofert Holdings Ltd.	418,447	55,954
Total China		493,372

Hong Kong — 1.3%
C.P. Pokphand Co., Ltd.	1,538,843	132,564
China Green Holdings Ltd.*	1,489,981	6,897
Tianyi Summi Holdings Ltd.	177,980	25,172
Total Hong Kong		164,633

Indonesia — 5.0%
PT Astra Agro Lestari Tbk	92,832	100,291
PT Charoen Pokphand Indonesia Tbk	1,721,412	411,982
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	654,534	68,503
PT Sawit Sumbermas Sarana Tbk	603,062	79,177
Total Indonesia		659,953

Japan — 39.3%
Feed One Co. Ltd.	30,874	57,333
Fuji Oil Holdings, Inc.	13,816	323,865
Iseki & Co., Ltd.	45,921	94,338
Itoham Yonekyu Holdings, Inc.	43,039	398,073
Kumiai Chemical Industry Co., Ltd.(a)	17,200	99,216
Megmilk Snow Brand Co., Ltd.	12,036	359,018
Morinaga Milk Industry Co., Ltd.	50,125	395,712
NH Foods Ltd.	46,636	1,326,241
Nichirei Corp.	27,493	684,427
Nihon Nohyaku Co., Ltd.	11,503	73,783
Nippon Soda Co. Ltd.	30,397	164,706
Nisshin Oillio Group Ltd. (The)	31,006	183,583
Nisshin Seifun Group, Inc.	56,853	871,641
Prima Meat Packers Ltd.	34,094	157,211
Total Japan		5,189,147

Netherlands — 2.5%
OCI NV*(a)	16,990	330,432

	Shares	Value
Common Stocks (continued)

Singapore — 5.5%
First Resources Ltd.	114,241	$153,253
Golden Agri-Resources Ltd.	1,500,761	386,545
Japfa Ltd.	66,086	28,605
Olam International Ltd.	116,426	159,100
Total Singapore		727,503

Spain — 2.6%
Ebro Foods SA	15,115	337,913

Thailand — 1.2%
Buriram Sugar PCL*	21,594	9,177
GFPT PCL	57,246	30,286
Khon Kaen Sugar Industry PCL	273,443	42,689
Thai Vegetable Oil PCL	56,022	59,116
Thaifoods Group PCL*	58,827	10,714
Total Thailand		151,982

United Kingdom — 1.8%
Dairy Crest Group PLC	32,457	241,030

United States — 19.9%
AGCO Corp.	15,672	1,002,851
Cal-Maine Foods, Inc.*(a)	6,750	254,813
CVR Partners LP(a)	13,842	67,964
Platform Specialty Products Corp.*	45,495	644,664
Sanderson Farms, Inc.(a)	4,698	543,935
Titan International, Inc.(a)	10,362	110,977
Total United States		2,625,204
Total Common Stocks (Cost $11,199,053)		13,141,120
Investment of Cash Collateral For Securities Loaned — 3.8%

Money Market Fund — 3.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d) (Cost $500,300)	500,300	500,300
Total Investments — 103.4% (Cost $11,699,353)		13,641,420
Other Assets and Liabilities, Net — (3.4)%		(446,005)
Net Assets — 100.0%		$13,195,415

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,211,586; total market value of collateral held by the Fund was $1,252,936. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $752,636.
(b)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $0.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(e)
Common Stocks	$13,141,120	$—	$—	(f)	$13,141,120
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	500,300	—	—		500,300
Total Investments in Securities	$13,641,420	$—	$—		$13,641,420

(e)	For a complete listing of investments and their countries, see the Schedules of Investments.
(f)	The Level 3 security, valued at $0 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund transferred common stock valued at $361,584 from Level 1 to Level 3 as a result of company dissolution. For the year ended April 30, 2017, there were no transfers between level 1 and level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(g)
Common Stock:
China Huishan Dairy Holdings Co., Ltd.(h)	$—	$—	$1,301	$(353,038)	$59,768	$(69,615)	$361,584	$—	$—	(i)	$(353,038)
Total	$—	$—	$1,301	$(353,038)	$59,768	$(69,615)	$361,584	$—	$—		$(353,038)

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$—	Issue Specific Facts	Company Announcements

(g)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(h)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Includes a level 3 security valued at $0.

See notes to financial statements.

Schedules of Investments — IQ Global Oil Small Cap ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.7%

Canada — 12.1%
Baytex Energy Corp.*	7,739	$23,376
Canadian Energy Services & Technology Corp.	8,416	39,701
Canyon Services Group, Inc.*	2,830	13,102
Cardinal Energy Ltd.	2,326	10,921
Ensign Energy Services, Inc.	4,214	23,392
Gibson Energy, Inc.	4,725	63,965
MEG Energy Corp.*(a)	7,536	34,062
Mullen Group Ltd.	3,357	36,754
Pengrowth Energy Corp.*	14,653	14,039
Penn West Petroleum Ltd.*	16,777	25,154
Sunshine Oilsands Ltd.*	83,100	2,992
TORC Oil & Gas Ltd.	5,880	25,545
Trinidad Drilling Ltd.*	8,927	13,972
Total Canada		326,975

China — 5.0%
China Oilfield Services Ltd., Class H	60,916	56,236
Sinopec Oilfield Service Corp., Class H*	70,538	12,334
Sinopec Shanghai Petrochemical Co., Ltd., Class H	117,555	65,749
Total China		134,319

France — 0.2%
Etablissements Maurel et Prom*	1,600	6,046

Indonesia — 0.4%
PT Elnusa Tbk	107,668	3,053
PT Energi Mega Persada Tbk*	1,662,867	6,238
Total Indonesia		9,291

Italy — 1.2%
Saras SpA	15,339	32,037

Japan — 4.0%
Cosmo Energy Holdings Co., Ltd.	2,662	42,197
Fuji Oil Co. Ltd.	1,471	4,738
Showa Shell Sekiyu K.K.	6,273	60,608
Total Japan		107,543

Norway — 2.1%
Aker Solutions ASA*	4,158	23,783
DNO ASA*(a)	21,450	18,179
Fred Olsen Energy ASA*	1,006	2,372
Songa Offshore*	3,458	12,110
Total Norway		56,444

Spain — 1.5%
Tecnicas Reunidas SA	1,051	41,602

Thailand — 5.5%
Bangchak Corp. PCL	30,715	28,415
IRPC PCL	354,366	57,371
Star Petroleum Refining PCL‡	32,604	12,442
Thai Oil PCL	21,844	49,258
Total Thailand		147,486

	Shares	Value
Common Stocks (continued)

United Kingdom — 10.0%
Genel Energy PLC*	4,465	$4,492
Subsea 7 SA	8,490	140,732
Tullow Oil PLC*(a)	45,984	124,873
Total United Kingdom		270,097

United States — 57.7%
Alon USA Energy, Inc.	893	10,796
Alon USA Partners LP(a)	316	2,933
Basic Energy Services, Inc.*	716	19,454
California Resources Corp.*(a)	1,057	12,367
CVR Energy, Inc.	437	9,566
CVR Refining LP*(a)	3,967	39,868
Delek US Holdings, Inc.(a)	1,533	36,899
Denbury Resources, Inc.*(a)	11,010	24,442
Diamond Offshore Drilling, Inc.*(a)	1,790	25,812
Ensco PLC, Class A	8,405	66,316
EP Energy Corp., Class A*(a)	1,039	4,696
Extraction Oil & Gas, Inc.*(a)	1,763	27,591
Fairmount Santrol Holdings, Inc.*(a)	4,266	22,013
Gulfport Energy Corp.*	3,586	56,946
Halcon Resources Corp.*(a)	1,560	10,452
Independence Contract Drilling, Inc.*(a)	875	4,034
Jagged Peak Energy, Inc.*(a)	836	9,313
Keane Group, Inc.*(a)	861	11,899
Kosmos Energy Ltd.*(a)	5,223	31,390
Legacy Reserves LP*	1,790	3,723
Mammoth Energy Services, Inc.*	207	3,995
Nabors Industries Ltd.	7,671	79,318
Noble Corp. PLC	6,752	32,410
NOW, Inc.*	2,953	50,231
Oasis Petroleum, Inc.*	6,476	77,323
Oceaneering International, Inc.	2,707	71,438
Oil States International, Inc.*	1,403	41,739
Par Pacific Holdings, Inc.*(a)	888	14,537
PBF Energy, Inc., Class A(a)	3,026	67,540
Pioneer Energy Services Corp.*	2,108	6,429
Resolute Energy Corp.*(a)	508	19,025
Rowan Cos. PLC, Class A*	3,437	48,359
RPC, Inc.(a)	1,690	30,707
Sanchez Energy Corp.*(a)	1,877	14,528
SemGroup Corp., Class A(a)	1,829	60,906
Shell Midstream Partners LP	2,465	78,954
SM Energy Co.	3,077	69,509
SRC Energy, Inc.*(a)	5,293	39,909
Superior Energy Services, Inc.*	4,192	50,639
Tallgrass Energy Partners LP	1,278	65,561
Tesco Corp.*	1,202	7,873
Tesoro Logistics LP	2,059	112,957
Western Refining, Inc.	2,335	80,534
Total United States		1,554,931
Total Common Stocks (Cost $2,956,255)		2,686,771

See notes to financial statements.

Schedules of Investments — IQ Global Oil Small Cap ETF (continued)

April 30, 2017

	Shares	Value

Investment of Cash Collateral For Securities Loaned — 23.9%

Money Market Fund — 23.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(b) (Cost $644,567)	644,567	$644,567
Total Investments — 123.6% (Cost $3,600,822)		3,331,338
Other Assets and Liabilities, Net — (23.6)%		(635,957)
Net Assets — 100.0%		$2,695,381

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $619,533; total market value of collateral held by the Fund was $644,567.
(b)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Common Stocks	$2,686,771	$—	$—	$2,686,771
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	644,567	—	—	644,567
Total Investments in Securities	$3,331,338	$—	$—	$3,331,338

(c)	For a complete listing of investments and their countries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(d)
Common Stock:
Pacific Exploration and Production Corp	$—	(e)	$—	$—	$—	$—	$—	(e)	$—	$—	$—	$—
Total	$—		$—	$—	$—	$—	$—		$—	$—	$—	$—

(d)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(e)	Includes a level 3 security valued at $0.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.7%

Diversified REITs — 15.9%
Cousins Properties, Inc.(a)	490,618	$4,165,347
Empire State Realty Trust, Inc., Class A(a)	183,884	3,824,787
Investors Real Estate Trust(a)	141,964	839,007
Kennedy-Wilson Holdings, Inc.(a)	111,557	2,275,763
Monmouth Real Estate Investment Corp.	77,481	1,162,215
New Senior Investment Group, Inc.	95,044	990,358
Redwood Trust, Inc.	88,953	1,518,428
Resource Capital Corp.	34,247	320,209
Washington Real Estate Investment Trust(a)	87,713	2,777,871
Winthrop Realty Trust*(a)(b)(c)	29,107	227,908
Total Diversified REITs		18,101,893

Hotel REITs — 13.7%
Ashford Hospitality Prime, Inc.	35,783	378,942
Ashford Hospitality Trust, Inc.	96,047	600,294
Chesapeake Lodging Trust	69,346	1,616,455
DiamondRock Hospitality Co.(a)	233,458	2,570,373
FelCor Lodging Trust, Inc.	151,296	1,172,544
Hersha Hospitality Trust(a)	47,900	883,276
MGM Growth Properties LLC, Class A(a)	68,097	1,948,936
Pebblebrook Hotel Trust(a)	83,890	2,496,567
Summit Hotel Properties, Inc.(a)	108,815	1,798,712
Xenia Hotels & Resorts, Inc.	126,466	2,208,096
Total Hotel REITs		15,674,195

Mortgage REITs — 12.9%
AG Mortgage Investment Trust, Inc.	32,339	612,824
Altisource Residential Corp.	54,529	784,127
Anworth Mortgage Asset Corp.	111,196	651,609
Apollo Commercial Real Estate Finance, Inc.(a)	107,487	2,073,424
Ares Commercial Real Estate Corp.	30,289	418,897
ARMOUR Residential REIT, Inc.(a)	42,838	1,031,111
Capstead Mortgage Corp.(a)	111,815	1,245,619
Dynex Capital, Inc.	54,621	377,977
Invesco Mortgage Capital, Inc.	131,673	2,147,587
iStar, Inc.*	81,475	996,439
MTGE Investment Corp.	53,399	961,182
New York Mortgage Trust, Inc.(a)	130,619	837,268
Orchid Island Capital, Inc.(a)	37,043	392,656
PennyMac Mortgage Investment Trust	75,474	1,349,475
RAIT Financial Trust	106,661	327,449
Western Asset Mortgage Capital Corp.(a)	47,850	503,860
Total Mortgage REITs		14,711,504

Office REITs — 20.0%
Brandywine Realty Trust	204,497	3,470,314
Easterly Government Properties, Inc.(a)	43,294	871,076
First Industrial Realty Trust, Inc.	136,489	3,840,800

	Shares	Value
Common Stocks (continued)

Office REITs (continued)
First Potomac Realty Trust	67,312	$740,432
Franklin Street Properties Corp.(a)	122,530	1,486,289
Global Net Lease, Inc.	78,396	1,852,497
Government Properties Income Trust(a)	82,040	1,749,093
Lexington Realty Trust	220,601	2,243,512
Mack-Cali Realty Corp.	95,737	2,589,686
Parkway, Inc.	50,071	1,008,931
Rexford Industrial Realty, Inc.	78,306	1,952,952
Tier REIT, Inc.(a)	55,872	967,144
Total Office REITs		22,772,726

Residential REITs — 6.1%
Education Realty Trust, Inc.	86,187	3,341,470
Independence Realty Trust, Inc.	81,303	747,987
Monogram Residential Trust, Inc.	196,215	1,997,469
Silver Bay Realty Trust Corp.	37,916	812,540
Total Residential REITs		6,899,466

Retail REITs — 14.9%
Acadia Realty Trust	98,054	2,851,410
CBL & Associates Properties, Inc.(a)	197,644	1,828,207
Cedar Realty Trust, Inc.	96,617	519,800
Four Corners Property Trust, Inc.	70,828	1,652,417
Kite Realty Group Trust(a)	98,480	2,005,053
Pennsylvania Real Estate Investment Trust(a)	79,966	1,107,529
Ramco-Gershenson Properties Trust	92,083	1,227,466
Retail Opportunity Investments Corp.(a)	126,900	2,614,140
Seritage Growth Properties, Class A(a)	29,407	1,220,391
Washington Prime Group, Inc.(a)	217,956	1,918,013
Total Retail REITs		16,944,426

Specialized REITs — 16.2%
Care Capital Properties, Inc.	98,768	2,653,896
CareTrust REIT, Inc.	77,072	1,311,765
InfraREIT, Inc.	41,047	783,998
MedEquities Realty Trust, Inc.	31,877	376,786
National Storage Affiliates Trust(a)	50,606	1,239,847
Physicians Realty Trust	159,592	3,134,387
QTS Realty Trust, Inc., Class A	46,932	2,508,046
Quality Care Properties, Inc.*(a)	110,836	1,923,005
Sabra Health Care REIT, Inc.(a)	75,103	2,042,051
STAG Industrial, Inc.	96,865	2,553,361
Total Specialized REITs		18,527,142
Total Common Stocks (Cost $109,930,947)		113,631,352
Short-Term Investment — 0.3%

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(d) (Cost $317,724)	317,724	317,724

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2017

	Shares	Value

Investment of Cash Collateral For Securities Loaned — 8.7%

Money Market Fund — 8.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(e) (Cost $9,870,960)	9,870,960	$9,870,960
Total Investments — 108.7% (Cost $120,119,631)		123,820,036
Other Assets and Liabilities, Net — (8.7)%		(9,819,314)
Net Assets — 100.0%		$114,000,722

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $33,816,125; total market value of collateral held by the Fund was $35,470,192. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $25,599,232.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $227,908.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Reflects the 7-day yield at April 30, 2017.
(e)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(f)
Common Stocks	$113,403,444	$—	$227,908	(g)	$113,631,352
Short-Term Investment:
Money Market Fund	317,724	—	—		317,724
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	9,870,960	—	—		9,870,960
Total Investments in Securities	$123,592,128	$—	$227,908		$123,820,036

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	The Level 3 security, valued at $227,908, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund transferred common stock valued at $370,852 from Level 1 to Level 3 as a result of a company dissolution. For the year ended April 30, 2017, there were no transfers between level 1 and level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(h)
Common Stock:
Winthrop Realty Trust(i)	$—	$—	$(7,579)	$3,116	$49,778	$(188,259)	$370,852	$—	$227,908	$3,116
Total	$—	$—	$(7,579)	$3,116	$49,778	$(188,259)	$370,852	$—	$227,908	$3,116

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$227,908	Issue Specific Facts	Company Announcements

(h)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(i)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.1%

Australia — 7.1%
AGL Energy Ltd.	10,656	$213,253
Alumina Ltd.(a)	49,605	68,259
Amcor Ltd.	18,365	215,765
AMP Ltd.	45,941	184,153
APA Group	18,804	128,813
Aristocrat Leisure Ltd.	11,390	167,294
ASX Ltd.	4,504	170,841
Aurizon Holdings Ltd.	34,032	131,072
Australia & New Zealand Banking Group Ltd.	40,610	994,927
Bank of Queensland Ltd.	9,803	87,754
Bendigo & Adelaide Bank Ltd.	10,612	97,774
BHP Billiton Ltd.	46,396	823,019
BHP Billiton PLC(b)	30,809	468,345
BlueScope Steel Ltd.	7,992	69,929
Boral Ltd.	25,378	116,910
Brambles Ltd.	25,395	196,374
Caltex Australia Ltd.	4,776	106,688
Challenger Ltd.	14,332	141,694
Coca-Cola Amatil Ltd.	14,002	98,117
Commonwealth Bank of Australia	24,622	1,609,345
Computershare Ltd.	10,761	118,622
CSL Ltd.	6,898	683,781
Dexus Property Group	19,512	148,839
Fortescue Metals Group Ltd.	23,086	91,676
Goodman Group	29,762	180,508
GPT Group (The)	35,481	139,306
Incitec Pivot Ltd.	33,999	96,365
Insurance Australia Group Ltd.	41,585	193,127
Macquarie Group Ltd.	4,725	328,624
Medibank Pvt Ltd.	54,995	119,683
Mirvac Group	73,610	124,962
National Australia Bank Ltd.	37,741	959,636
Newcrest Mining Ltd.	11,361	179,782
Oil Search Ltd.	22,242	120,095
Orica Ltd.	7,317	101,397
Origin Energy Ltd.*	28,640	153,784
QBE Insurance Group Ltd.	21,463	206,578
Ramsay Health Care Ltd.	2,317	124,240
Santos Ltd.*	37,173	96,743
Scentre Group	77,436	249,594
SEEK Ltd.	8,267	105,349
Sonic Healthcare Ltd.	7,719	127,518
South32 Ltd.	79,693	165,684
Stockland	43,041	156,113
Suncorp Group Ltd.	21,320	220,029
Sydney Airport	22,009	113,405
Tatts Group Ltd.	28,636	92,086
Telstra Corp. Ltd.	57,620	181,844
Transurban Group	30,965	282,517
Treasury Wine Estates Ltd.	13,744	123,341
Vicinity Centres	55,077	118,625
Wesfarmers Ltd.	16,097	517,640
Westfield Corp.	30,728	208,658
Westpac Banking Corp.	47,156	1,236,412
Woodside Petroleum Ltd.	12,055	290,113
Woolworths Ltd.	19,524	392,475
Total Australia		14,839,477

	Shares	Value
Common Stocks (continued)

Austria — 0.2%
ANDRITZ AG	1,783	$98,575
Erste Group Bank AG*	5,240	187,274
OMV AG	3,293	151,594
Total Austria		437,443

Belgium — 1.2%
Ageas	3,457	141,545
Anheuser-Busch InBev SA/NV(a)	11,313	1,273,814
Groupe Bruxelles Lambert SA(a)	1,643	157,463
KBC Group NV	4,111	296,714
Proximus SA(a)	2,705	82,727
Solvay SA	1,284	163,241
UCB SA	2,061	160,604
Umicore SA	2,142	125,374
Total Belgium		2,401,482

Chile — 0.0%(c)
Antofagasta PLC	4,130	44,776

China — 0.3%
AAC Technologies Holdings, Inc.	12,230	179,577
BOC Hong Kong Holdings Ltd.	59,183	243,503
China Mengniu Dairy Co. Ltd.	42,063	81,448
Want Want China Holdings Ltd.	124,172	89,406
Total China		593,934

Denmark — 1.6%
AP Moller — Maersk A/S, Class A(a)	66	109,488
AP Moller — Maersk A/S, Class B	89	153,898
Carlsberg A/S, Class B	1,733	172,924
Chr Hansen Holding A/S	1,854	124,925
Coloplast A/S, Class B	1,852	158,496
Danske Bank A/S	10,930	396,884
DSV A/S	3,274	182,352
Genmab A/S*	1,011	201,022
ISS A/S	3,218	133,435
Novo Nordisk A/S, Class B	26,462	1,029,452
Novozymes A/S, Class B	3,593	155,193
Pandora A/S	1,657	179,049
Vestas Wind Systems A/S	3,494	300,810
Total Denmark		3,297,928

Finland — 1.0%
Elisa OYJ	2,476	84,311
Fortum OYJ	6,826	99,307
Kone OYJ, Class B	5,484	251,174
Neste OYJ	1,720	70,219
Nokia OYJ	83,853	479,387
Nokian Renkaat OYJ	2,561	110,158
Orion OYJ, Class B	2,036	116,730
Sampo OYJ, Class A	6,772	324,398
Stora Enso OYJ, Class R	10,234	121,696
UPM-Kymmene OYJ	8,769	231,372
Wartsila OYJ Abp	2,725	165,877
Total Finland		2,054,629

France — 9.2%
Accor SA*	3,365	153,333
Air Liquide SA	5,667	682,521
Airbus SE(a)	8,120	656,362

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

France (continued)
Alstom SA*	2,909	$92,340
Arkema SA	1,390	147,141
Atos SE	1,545	202,396
AXA SA	26,879	717,405
BNP Paribas SA	14,092	994,080
Bouygues SA*	3,322	139,617
Bureau Veritas SA(a)	5,017	116,176
Cap Gemini SA	2,317	231,873
Carrefour SA	8,261	194,534
Casino Guichard Perrachon SA	1,079	64,976
Christian Dior SE	734	201,381
Cie de Saint-Gobain	7,213	389,195
Cie Generale des Etablissements Michelin	2,899	378,666
Credit Agricole SA	15,883	236,087
Danone SA	7,960	556,315
Dassault Systemes SE	2,080	185,573
Edenred	5,102	130,590
Engie SA	22,344	315,093
Essilor International SA	2,973	385,094
Eutelsat Communications SA	3,519	83,270
Groupe Eurotunnel SE	8,116	89,130
Hermes International	364	174,089
Iliad SA	424	102,916
Ingenico Group SA	961	87,046
Ipsen SA	566	65,856
JCDecaux SA	1,727	60,904
Kering	1,180	365,636
Klepierre	3,490	136,968
Legrand SA	4,380	283,457
L’Oreal SA	3,415	679,976
LVMH Moet Hennessy Louis Vuitton SE	3,614	891,383
Natixis SA	14,393	100,105
Orange SA	26,652	412,122
Pernod Ricard SA	2,952	369,194
Peugeot SA*	6,022	126,136
Publicis Groupe SA	3,256	234,968
Renault SA	2,630	245,182
Rexel SA	6,327	112,992
Safran SA	4,203	347,933
Sanofi	16,231	1,530,810
Schneider Electric SE	8,084	638,223
SCOR SE*	3,153	124,703
SFR Group SA*	1,681	55,026
Societe BIC SA	545	61,247
Societe Generale SA	10,580	578,474
Sodexo SA	1,227	155,928
Suez	5,424	89,099
Teleperformance	961	120,712
Thales SA	1,749	183,829
TOTAL SA	31,559	1,621,052
Unibail-Rodamco SE	1,469	360,645
Valeo SA	3,800	273,109
Veolia Environnement SA	7,324	139,092
Vinci SA	6,916	588,185
Vivendi SA*	16,440	326,091
Zodiac Aerospace	3,754	91,120
Total France		19,077,356

	Shares	Value
Common Stocks (continued)

Germany — 8.4%
adidas AG	3,064	$613,590
Allianz SE	6,309	1,200,908
BASF SE	13,444	1,309,680
Bayer AG	12,003	1,484,827
Bayerische Motoren Werke AG	4,978	475,132
Beiersdorf AG	1,749	173,964
Brenntag AG	2,687	159,292
Commerzbank AG*	16,021	156,927
Continental AG	1,554	347,753
Covestro AG‡	1,356	105,667
Daimler AG	14,774	1,100,429
Deutsche Bank AG*	30,286	545,158
Deutsche Boerse AG	2,714	265,544
Deutsche Post AG	13,503	485,235
Deutsche Telekom AG	45,399	795,939
Deutsche Wohnen AG	5,551	189,745
E.ON SE	27,282	212,625
Fresenius Medical Care AG & Co. KGaA	3,167	280,897
Fresenius SE & Co. KGaA	6,210	503,189
GEA Group AG	3,232	137,401
Hannover Rueck SE	1,007	120,733
HeidelbergCement AG	2,309	213,723
Henkel AG & Co. KGaA	1,514	176,655
HUGO BOSS AG	1,257	95,584
Infineon Technologies AG	18,110	374,697
K+S AG(a)	3,307	78,883
LANXESS AG	1,801	130,027
LEG Immobilien AG*	895	76,858
Linde AG	2,746	493,243
Merck KGaA	1,921	225,504
METRO AG	2,868	94,349
MTU Aero Engines AG*	1,082	155,116
Muenchener Rueckversicherungs-Gesellschaft AG	1,925	368,831
OSRAM Licht AG	1,599	107,068
ProSiebenSat.1 Media SE	3,911	166,054
RWE AG*	8,077	133,735
SAP SE	12,921	1,295,454
Siemens AG	10,940	1,567,765
Symrise AG	2,286	159,990
thyssenkrupp AG	6,840	162,785
TUI AG	7,090	103,009
United Internet AG	2,076	95,524
Volkswagen AG	387	62,350
Vonovia SE	6,560	237,415
Wirecard AG(a)	2,228	131,523
Zalando SE‡*	2,006	88,437
Total Germany		17,459,214

Hong Kong — 3.2%
AIA Group Ltd.	176,966	1,225,273
Bank of East Asia Ltd. (The)	27,319	113,104
Cheung Kong Infrastructure Holdings Ltd.	13,076	114,577
Cheung Kong Property Holdings Ltd.	42,796	307,040
CK Hutchison Holdings Ltd.	42,968	536,717
CLP Holdings Ltd.	25,100	264,795
Galaxy Entertainment Group Ltd.	33,926	188,876

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Hong Kong (continued)
Hang Lung Properties Ltd.	39,269	$103,000
Hang Seng Bank Ltd.	12,855	260,652
Henderson Land Development Co. Ltd.	20,832	132,049
Hong Kong & China Gas Co., Ltd.	123,161	246,083
Hong Kong Exchanges and Clearing Ltd.	18,001	443,455
Hongkong Land Holdings Ltd.	20,865	160,869
Hopewell Holdings Ltd.	24,935	95,219
Hysan Development Co. Ltd.	20,570	97,064
Jardine Matheson Holdings Ltd.	3,190	205,850
Jardine Strategic Holdings Ltd.	3,795	160,415
Li & Fung Ltd.	116,454	48,812
Link REIT	36,957	265,861
MTR Corp. Ltd.	25,288	145,663
New World Development Co. Ltd.	105,116	130,963
Power Assets Holdings Ltd.	22,709	204,387
Sands China Ltd.	38,781	176,015
Sino Land Co. Ltd.	63,538	107,673
Sun Hung Kai Properties Ltd.	21,350	320,351
Swire Pacific Ltd., Class A	9,994	96,245
Techtronic Industries Co. Ltd.	29,148	125,173
WH Group Ltd.‡	100,724	90,007
Wharf Holdings Ltd. (The)	19,859	169,672
Wheelock & Co. Ltd.	16,325	127,304
Yue Yuen Industrial Holdings Ltd.	19,142	75,681
Total Hong Kong		6,738,845

Ireland — 0.6%
Bank of Ireland*	411,786	103,595
CRH PLC	12,056	439,692
James Hardie Industries PLC	7,217	122,355
Kerry Group PLC, Class A	2,157	176,213
Kingspan Group PLC	1,918	66,700
Paddy Power Betfair PLC	1,215	135,184
Ryanair Holdings PLC*	1,316	22,857
Smurfit Kappa Group PLC	3,630	96,838
Total Ireland		1,163,434

Israel — 0.5%
Bank Hapoalim BM	31,873	199,088
Bank Leumi Le-Israel BM*	39,753	186,149
Bezeq The Israeli Telecommunication Corp. Ltd.	56,119	94,494
Nice Ltd.	1,816	124,420
Teva Pharmaceutical Industries Ltd.	13,976	442,089
Total Israel		1,046,240

Italy — 2.0%
Assicurazioni Generali SpA	18,418	291,418
Atlantia SpA	9,210	233,480
Enel SpA	111,487	529,806
Eni SpA	38,074	591,644
Ferrari NV	1,999	150,309
Intesa Sanpaolo SpA	188,839	549,871
Leonardo SpA*	7,805	122,644
Luxottica Group SpA	2,662	154,215
Mediobanca SpA	13,457	129,322
Prysmian SpA	5,482	158,255
Recordati SpA	2,535	93,884
Snam SpA	40,868	180,594
Telecom Italia SpA*(a)	161,924	143,707

	Shares	Value
Common Stocks (continued)

Italy (continued)
Telecom Italia SpA-RSP*	95,427	$68,116
Terna Rete Elettrica Nazionale SpA	28,999	146,208
UniCredit SpA*	31,480	512,145
Unione di Banche Italiane SpA(a)	14,950	62,938
Total Italy		4,118,556

Japan — 22.9%
Aeon Co., Ltd.	11,472	170,171
Air Water, Inc.	4,939	95,085
Aisin Seiki Co., Ltd.	3,203	156,601
Ajinomoto Co., Inc.	8,904	173,255
Alfresa Holdings Corp.	4,185	75,500
Alps Electric Co., Ltd.	3,347	98,335
Amada Holdings Co., Ltd.	9,426	111,959
Aozora Bank Ltd.	30,166	109,872
Asahi Glass Co., Ltd.	19,300	167,254
Asahi Group Holdings Ltd.	6,492	244,899
Asahi Kasei Corp.	22,660	215,989
Asics Corp.	3,718	65,741
Astellas Pharma, Inc.	33,341	439,083
Bandai Namco Holdings, Inc.	4,165	130,588
Bridgestone Corp.	9,751	406,591
Brother Industries Ltd.	5,374	110,450
Canon, Inc.	15,920	527,858
Casio Computer Co., Ltd.	4,633	65,295
Central Japan Railway Co.(b)	2,739	459,121
Chiba Bank Ltd. (The)	14,004	93,720
Chubu Electric Power Co., Inc.	11,138	149,629
Chugai Pharmaceutical Co., Ltd.	3,844	136,214
Chugoku Electric Power Co., Inc. (The)	5,594	60,973
Concordia Financial Group Ltd.	22,782	104,682
Credit Saison Co., Ltd.	3,836	69,824
Dai Nippon Printing Co., Ltd.	12,433	138,306
Daicel Corp.	7,054	80,937
Dai-ichi Life Holdings, Inc.	17,108	290,991
Daiichi Sankyo Co., Ltd.	11,128	246,878
Daikin Industries Ltd.	4,262	413,888
Daito Trust Construction Co., Ltd.	1,256	184,789
Daiwa House Industry Co., Ltd.	10,049	298,486
Daiwa Securities Group, Inc.	29,395	178,606
Denso Corp.	7,277	313,289
Dentsu, Inc.	3,656	205,972
Don Quijote Holdings Co., Ltd.	2,180	79,499
East Japan Railway Co.	5,585	498,727
Eisai Co., Ltd.	4,274	224,378
Electric Power Development Co., Ltd.	3,126	72,492
FamilyMart UNY Holdings Co., Ltd.	1,129	63,808
FANUC Corp.	2,982	606,057
Fast Retailing Co., Ltd.	794	258,992
FUJIFILM Holdings Corp.	6,381	236,647
Fujitsu Ltd.	32,083	199,975
Fukuoka Financial Group, Inc.	17,370	79,160
Gunma Bank Ltd. (The)	11,110	59,602
Hamamatsu Photonics K.K.	2,082	61,169
Hankyu Hanshin Holdings, Inc.	4,389	144,896
Hino Motors Ltd.	6,970	87,352
Hirose Electric Co., Ltd.	749	100,588
Hisamitsu Pharmaceutical Co., Inc.	1,263	64,583
Hitachi Ltd.	70,344	388,164

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Japan (continued)
Honda Motor Co., Ltd.(b)	26,007	$754,056
Hoya Corp.	6,633	316,804
IHI Corp.*	29,083	98,622
Inpex Corp.	16,221	155,487
Isetan Mitsukoshi Holdings Ltd.	6,508	71,053
Isuzu Motors Ltd.	10,914	148,040
ITOCHU Corp.	23,038	325,719
Iyo Bank Ltd. (The)	6,523	46,288
J Front Retailing Co., Ltd.	4,945	71,201
Japan Exchange Group, Inc.	9,308	130,347
Japan Tobacco, Inc.(b)	18,155	603,592
JFE Holdings, Inc.	8,694	148,228
JGC Corp.	5,116	89,267
JTEKT Corp.	4,919	77,401
JXTG Holdings, Inc.	58,410	263,623
Kajima Corp.	11,664	79,211
Kansai Electric Power Co., Inc. (The)	11,785	159,325
Kansai Paint Co., Ltd.	5,251	116,260
Kao Corp.	7,834	432,075
Kawasaki Heavy Industries Ltd.	29,561	89,370
KDDI Corp.	27,253	722,582
Keikyu Corp.	10,937	125,490
Keio Corp.	12,532	100,283
Keisei Electric Railway Co., Ltd.	3,201	76,127
Keyence Corp.	1,415	568,691
Kikkoman Corp.	3,625	111,381
Kintetsu Group Holdings Co., Ltd.	32,479	118,588
Kirin Holdings Co., Ltd.	14,303	277,925
Koito Manufacturing Co., Ltd.	2,417	124,677
Komatsu Ltd.	15,097	402,514
Konami Holdings Corp.	1,382	57,465
Konica Minolta, Inc.	9,380	82,886
Kubota Corp.	18,398	289,331
Kuraray Co., Ltd.	8,304	133,943
Kurita Water Industries Ltd.	3,689	95,179
Kyocera Corp.	5,100	288,697
Kyowa Hakko Kirin Co., Ltd.	5,477	93,945
Kyushu Electric Power Co., Inc.	7,870	84,864
Kyushu Railway Co.	2,137	67,003
Lawson, Inc.	1,117	74,153
Lion Corp.	3,466	62,560
LIXIL Group Corp.	5,145	128,452
M3, Inc.	4,119	105,275
Mabuchi Motor Co., Ltd.	1,297	73,187
Makita Corp.	4,787	170,704
Marubeni Corp.	29,760	183,253
Marui Group Co., Ltd.	4,962	67,929
Mazda Motor Corp.	9,270	135,886
MEIJI Holdings Co., Ltd.	2,354	199,774
MINEBEA MITSUMI, Inc.	6,150	88,882
Miraca Holdings, Inc.	1,673	77,144
MISUMI Group, Inc.	5,834	110,483
Mitsubishi Chemical Holdings Corp.	22,659	177,316
Mitsubishi Corp.	20,510	442,234
Mitsubishi Electric Corp.	30,510	425,339
Mitsubishi Estate Co., Ltd.	18,755	358,376
Mitsubishi Heavy Industries Ltd.	50,003	200,066
Mitsubishi Materials Corp.	2,496	74,228
Mitsubishi Motors Corp.	12,102	77,408
Mitsubishi UFJ Financial Group, Inc.(b)	196,599	1,250,812
Mitsubishi UFJ Lease & Finance Co., Ltd.	13,844	72,281

	Shares	Value
Common Stocks (continued)

Japan (continued)
Mitsui & Co., Ltd.	26,438	$373,078
Mitsui Chemicals, Inc.	12,730	65,095
Mitsui Fudosan Co., Ltd.	14,396	316,345
Mitsui OSK Lines Ltd.	27,115	82,948
Mizuho Financial Group, Inc.	353,688	646,011
MS&AD Insurance Group Holdings, Inc.	8,429	274,640
Murata Manufacturing Co., Ltd.	2,886	386,932
Nabtesco Corp.	3,565	101,062
NEC Corp.	45,980	114,259
NGK Insulators Ltd.	5,351	114,297
NGK Spark Plug Co., Ltd.	4,118	89,069
NH Foods Ltd.	4,605	130,958
Nidec Corp.	3,723	341,339
Nikon Corp.	7,741	110,417
Nintendo Co., Ltd.	1,613	405,818
Nippon Express Co., Ltd.	15,428	84,704
Nippon Paint Holdings Co., Ltd.	2,917	111,870
Nippon Shinyaku Co., Ltd.	1,027	54,542
Nippon Steel & Sumitomo Metal Corp.	12,608	283,954
Nippon Telegraph & Telephone Corp.	3,915	167,495
Nippon Yusen K.K.*	33,869	68,060
Nissan Chemical Industries Ltd.	3,625	112,356
Nissan Motor Co., Ltd.	27,363	259,834
Nisshin Seifun Group, Inc.	6,712	102,905
Nissin Foods Holdings Co., Ltd.	1,942	111,151
Nitori Holdings Co., Ltd.	1,335	173,776
Nitto Denko Corp.	2,666	200,638
Nomura Holdings, Inc.	53,493	321,044
Nomura Research Institute Ltd.	2,560	89,107
NSK Ltd.	8,903	121,401
NTT Data Corp.	2,393	110,988
NTT DOCOMO, Inc.	19,389	467,549
Obayashi Corp.	13,596	131,850
Obic Co., Ltd.	1,533	82,791
Odakyu Electric Railway Co., Ltd.	5,986	116,101
Oji Holdings Corp.	19,447	94,034
Olympus Corp.	5,210	200,510
Omron Corp.	3,640	152,333
Ono Pharmaceutical Co., Ltd.	7,657	157,784
Oriental Land Co., Ltd.	3,263	187,344
ORIX Corp.	20,646	315,052
Osaka Gas Co., Ltd.	32,653	122,240
Otsuka Holdings Co., Ltd.	7,015	322,651
Panasonic Corp.	32,085	382,965
Rakuten, Inc.	12,479	127,734
Recruit Holdings Co., Ltd.	5,424	273,949
Resona Holdings, Inc.	38,461	213,852
Ricoh Co., Ltd.	13,051	108,651
Rohm Co., Ltd.	1,858	130,345
Ryohin Keikaku Co., Ltd.	470	106,000
Santen Pharmaceutical Co., Ltd.	7,818	109,902
SBI Holdings, Inc.	5,310	73,598
Secom Co., Ltd.	3,346	242,718
Seibu Holdings, Inc.	4,830	84,320
Seiko Epson Corp.	5,605	114,644
Sekisui Chemical Co., Ltd.	8,388	140,716
Sekisui House Ltd.	10,150	168,408
Seven & i Holdings Co., Ltd.	11,647	492,127
Sharp Corp.*(a)	20,772	74,911

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Japan (continued)
Shimadzu Corp.	5,948	$100,850
Shimano, Inc.	1,340	204,721
Shimizu Corp.	11,852	113,661
Shin-Etsu Chemical Co., Ltd.	6,474	562,431
Shinsei Bank Ltd.	38,242	71,359
Shionogi & Co., Ltd.	5,016	257,977
Shiseido Co., Ltd.	6,848	185,284
Shizuoka Bank Ltd. (The)	10,840	91,411
SMC Corp.	956	269,210
SoftBank Group Corp.	12,534	949,242
Sompo Holdings, Inc.	6,233	235,184
Sony Corp.	18,381	619,846
Sotetsu Holdings, Inc.	12,002	55,773
Stanley Electric Co., Ltd.	3,398	99,376
Start Today Co., Ltd.	2,289	48,873
Subaru Corp.	9,316	352,014
Sumitomo Chemical Co., Ltd.	26,533	149,720
Sumitomo Corp.	19,239	256,905
Sumitomo Electric Industries Ltd.	12,810	208,750
Sumitomo Metal Mining Co., Ltd.	8,433	114,349
Sumitomo Mitsui Financial Group, Inc.	19,361	716,289
Sumitomo Mitsui Trust Holdings, Inc.	6,052	207,235
Sumitomo Realty & Development Co., Ltd.	6,978	188,175
Suntory Beverage & Food Ltd.	2,482	110,996
Suruga Bank Ltd.	4,149	86,687
Suzuki Motor Corp.	6,391	266,717
Sysmex Corp.	2,475	150,538
T&D Holdings, Inc.	11,422	169,429
Taiheiyo Cement Corp.	29,171	97,088
Taisei Corp.	20,986	160,026
Taisho Pharmaceutical Holdings Co., Ltd.	1,122	92,200
Takashimaya Co., Ltd.	8,123	74,766
Takeda Pharmaceutical Co., Ltd.	11,683	559,887
TDK Corp.	2,073	128,319
Teijin Ltd.	4,460	86,383
Terumo Corp.	5,810	211,874
Tobu Railway Co., Ltd.	21,101	106,953
Toho Co., Ltd.	3,104	88,968
Tohoku Electric Power Co., Inc.	7,919	105,568
Tokio Marine Holdings, Inc.	10,824	455,604
Tokyo Electric Power Co. Holdings, Inc.*	24,339	94,544
Tokyo Electron Ltd.	2,655	308,801
Tokyo Gas Co., Ltd.	36,328	168,653
Tokyu Corp.	19,775	141,567
Tokyu Fudosan Holdings Corp.	10,094	55,057
Toppan Printing Co., Ltd.	11,472	115,368
Toray Industries, Inc.	25,418	224,856
Toshiba Corp.*(a)	60,180	121,688
Tosoh Corp.	7,134	67,007
TOTO Ltd.	3,110	118,714
Toyo Suisan Kaisha Ltd.	2,391	89,660
Toyota Industries Corp.	2,887	143,482
Toyota Motor Corp.(b)	38,861	2,103,939
Toyota Tsusho Corp.	4,268	134,583
Tsuruha Holdings, Inc.	833	84,443
Unicharm Corp.	6,777	164,668
USS Co., Ltd.	5,221	92,270
West Japan Railway Co.	2,980	199,005

	Shares	Value
Common Stocks (continued)

Japan (continued)
Yahoo Japan Corp.	25,466	$108,974
Yakult Honsha Co., Ltd.(a)	2,059	117,108
Yamada Denki Co., Ltd.(a)	9,329	48,959
Yamaguchi Financial Group, Inc.	6,444	71,337
Yamaha Corp.	2,649	73,432
Yamaha Motor Co., Ltd.	5,181	122,751
Yamato Holdings Co., Ltd.	6,302	136,165
Total Japan		47,809,043

Jersey — 0.1%
Randgold Resources Ltd.	1,491	131,267

Jordan — 0.0%(c)
Hikma Pharmaceuticals PLC	2,057	51,548

Luxembourg — 0.3%
ArcelorMittal*	25,636	202,198
Eurofins Scientific SE	160	78,770
RTL Group SA	795	61,596
SES SA	5,820	127,229
Tenaris SA(a)	9,142	143,155
Total Luxembourg		612,948

Macau — 0.0%(c)
Wynn Macau Ltd.*	40,269	88,537

Mexico — 0.0%(c)
Fresnillo PLC	2,316	43,507

Netherlands — 3.6%
Aegon NV	26,352	134,269
Akzo Nobel NV	3,835	335,259
Altice NV, Class A*(a)	7,023	174,406
ASML Holding NV(a)	4,623	610,902
EXOR NV	2,153	120,859
Gemalto NV	1,454	81,415
Heineken Holding NV	1,498	125,459
Heineken NV	3,140	279,870
ING Groep NV	55,578	904,496
Koninklijke Ahold Delhaize NV	19,029	394,125
Koninklijke DSM NV	2,998	214,391
Koninklijke KPN NV	49,449	142,965
Koninklijke Philips NV	13,445	465,874
NN Group NV	5,483	181,748
Randstad Holding NV	1,831	109,085
Royal Dutch Shell PLC, Class A(b)	60,536	1,568,327
Royal Dutch Shell PLC, Class B(b)	55,208	1,466,005
Wolters Kluwer NV(a)	5,277	224,052
Total Netherlands		7,533,507

New Zealand — 0.2%
Auckland International Airport Ltd.	24,981	118,340
Fisher & Paykel Healthcare Corp. Ltd.	17,144	118,526
Fletcher Building Ltd.	19,403	113,896
Spark New Zealand Ltd.	42,651	108,197
Total New Zealand		458,959

Norway — 0.6%
DNB ASA	17,551	274,743
Norsk Hydro ASA	21,287	121,761
Orkla ASA	15,345	139,272
Schibsted ASA, Class A	2,932	73,073
Statoil ASA	15,020	248,449
Telenor ASA	10,653	172,607
Yara International ASA	2,973	110,778
Total Norway		1,140,683

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Portugal — 0.1%
EDP — Energias de Portugal SA	40,287	$132,928
Galp Energia SGPS SA	4,975	77,308
Jeronimo Martins SGPS SA	4,606	84,514
Total Portugal		294,750

Russia — 0.0%(c)
Polymetal International PLC	4,815	63,228

Singapore — 1.2%
Ascendas Real Estate Investment Trust	65,448	119,873
CapitaLand Commercial Trust Ltd.	94,865	110,292
CapitaLand Ltd.*	45,126	121,395
CapitaLand Mall Trust	73,017	102,914
City Developments Ltd.	12,361	95,425
ComfortDelGro Corp. Ltd.	40,703	79,793
DBS Group Holdings Ltd.	25,735	356,280
Genting Singapore PLC	124,746	99,515
Global Logistic Properties Ltd.	54,945	113,216
Keppel Corp. Ltd.	28,372	132,147
Oversea-Chinese Banking Corp. Ltd.	46,149	323,574
Singapore Exchange Ltd.	22,944	121,475
Singapore Press Holdings Ltd.(a)	45,343	112,571
Singapore Technologies Engineering Ltd.	39,223	106,357
Singapore Telecommunications Ltd.	105,756	282,984
United Overseas Bank Ltd.	18,236	284,428
Total Singapore		2,562,239

South Africa — 0.1%
Mediclinic International PLC(a)	8,777	93,227
Mondi PLC	6,270	162,317
Total South Africa		255,544

South Korea — 4.5%
Amorepacific Corp.	576	147,809
AMOREPACIFIC Group	545	62,982
Celltrion, Inc.*	1,402	110,396
Coway Co. Ltd.	1,347	118,968
Dongbu Insurance Co., Ltd.	1,401	83,723
E-Mart Inc.	523	105,712
Hana Financial Group, Inc.	5,551	191,229
Hankook Tire Co. Ltd.	1,846	95,553
Hyundai Development Co.-Engineering & Construction	1,409	55,350
Hyundai Heavy Industries Co. Ltd.*(d)(e)	893	129,488
Hyundai Mobis Co. Ltd.	1,090	212,655
Hyundai Motor Co.	2,688	340,163
Hyundai Steel Co.	1,755	84,673
Industrial Bank of Korea	6,822	74,941
Kangwon Land, Inc.	3,336	105,981
KB Financial Group, Inc.	7,381	324,974
Kia Motors Corp.	4,732	144,925
Korea Aerospace Industries Ltd.	1,521	85,280
Korea Electric Power Corp.	4,314	171,931
Korea Zinc Co. Ltd.	255	95,353
KT&G Corp.	2,258	201,412
LG Chem Ltd.	822	197,933
LG Corp.	2,083	123,746
LG Display Co. Ltd.	4,600	118,850
LG Electronics, Inc.	2,289	139,002
LG Household & Health Care Ltd.	179	136,228

	Shares	Value
Common Stocks (continued)

South Korea (continued)
Lotte Chemical Corp.	272	$81,751
NAVER Corp.	440	309,342
NCSoft Corp.	355	112,312
POSCO	1,137	267,288
Samsung C&T Corp.	1,387	150,536
Samsung Electronics Co. Ltd.	1,495	2,931,141
Samsung Fire & Marine Insurance Co. Ltd.	647	152,382
Samsung Life Insurance Co. Ltd.	1,562	150,311
Samsung SDI Co. Ltd.	1,090	131,712
Samsung SDS Co. Ltd.	571	68,998
Shinhan Financial Group Co. Ltd.	7,766	324,522
SK Holdings Co. Ltd.	608	129,572
SK Hynix, Inc.	8,241	391,084
SK Innovation Co. Ltd.	1,125	169,061
SK Telecom Co. Ltd.	491	103,343
S-Oil Corp.	1,120	98,132
Woori Bank	9,235	121,332
Total South Korea		9,352,076

Spain — 3.2%
Abertis Infraestructuras SA	11,551	203,142
ACS Actividades de Construccion y Servicios SA	3,071	113,802
Aena SA‡	1,038	183,114
Amadeus IT Group SA	6,619	356,784
Banco Bilbao Vizcaya Argentaria SA	95,447	763,833
Banco de Sabadell SA	81,049	155,864
Banco Santander SA	206,682	1,347,472
Bankia SA	79,053	95,898
Bankinter SA	14,906	131,202
CaixaBank SA	54,061	245,428
Distribuidora Internacional de Alimentacion SA	12,273	73,038
Enagas SA	4,056	106,665
Endesa SA	4,881	114,994
Ferrovial SA	7,919	168,458
Gamesa Corp. Tecnologica SA	3,437	74,237
Gas Natural SDG SA	4,624	104,533
Grifols SA	8,648	232,182
Iberdrola SA	74,289	534,082
Industria de Diseno Textil SA(a)	15,002	575,206
Red Electrica Corp. SA	7,113	138,648
Repsol SA	16,941	268,140
Telefonica SA	60,412	668,053
Total Spain		6,654,775

Sweden — 2.7%
Alfa Laval AB	5,689	116,738
Assa Abloy AB, B Shares	13,427	290,988
Atlas Copco AB, A Shares	8,778	328,327
Atlas Copco AB, B Shares	5,509	183,285
Boliden AB	4,122	117,867
Electrolux AB	3,565	105,926
Getinge AB, B Shares	3,450	67,443
Hennes & Mauritz AB, B Shares	13,032	322,901
Hexagon AB, B Shares	4,106	178,850
Industrivarden AB, A Shares	7,617	189,677
Investor AB, B Shares	6,562	300,058
Kinnevik AB, B Shares	3,850	102,785
Lundin Petroleum AB*	3,961	75,643
Nordea Bank AB	42,305	520,762

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Sweden (continued)
Sandvik AB	16,986	$272,780
Securitas AB, B Shares	5,464	90,339
Skandinaviska Enskilda Banken AB, A Shares	20,250	233,263
Skanska AB, B Shares	5,647	135,136
SKF AB, B Shares	6,625	145,596
Svenska Cellulosa AB SCA, B Shares	8,786	291,120
Svenska Handelsbanken AB, A Shares	20,215	286,966
Swedbank AB, A Shares	14,731	349,193
Swedish Match AB	3,446	113,715
Telefonaktiebolaget LM Ericsson, B Shares	42,397	273,396
Telia Co. AB	34,114	139,079
Trelleborg AB, B Shares	5,248	123,394
Volvo AB, B Shares	22,507	368,305
Total Sweden		5,723,532

Switzerland — 8.8%
ABB Ltd.	28,252	691,364
Actelion Ltd.*	1,484	395,952
Adecco Group AG	2,513	186,560
Aryzta AG*	1,703	55,275
Baloise Holding AG	800	117,254
Chocoladefabriken Lindt & Spruengli AG(a)	18	101,170
Cie Financiere Richemont SA	7,606	635,330
Clariant AG*	5,826	117,931
Coca-Cola HBC AG*	3,499	96,965
Credit Suisse Group AG*	29,055	441,611
Dufry AG*	917	150,154
EMS-Chemie Holding AG	159	99,590
Galenica AG	92	99,907
Geberit AG	637	290,008
Givaudan SA	156	300,419
Glencore PLC*(b)	165,047	648,382
Julius Baer Group Ltd.*	3,451	179,752
Kuehne + Nagel International AG	636	96,092
LafargeHolcim Ltd.*	6,356	360,117
Lonza Group AG*	967	197,684
Nestle SA	43,893	3,379,776
Novartis AG	32,687	2,513,627
Partners Group Holding AG	451	272,516
PSP Swiss Property AG	969	86,830
Roche Holding AG	10,058	2,630,064
Schindler Holding AG — Participating Certificate	946	193,201
SGS SA	91	204,680
Sika AG	38	242,403
Sonova Holding AG	935	138,167
STMicroelectronics NV	9,262	149,775
Swatch Group AG (The)	510	204,061
Swiss Life Holding AG*	530	172,398
Swiss Prime Site AG*	1,257	108,912
Swiss Re AG	4,597	399,920
Swisscom AG(a)	333	145,183
Syngenta AG*	1,353	628,487
UBS Group AG	50,528	862,902
Wolseley PLC	3,577	226,945
Zurich Insurance Group AG	2,022	559,404
Total Switzerland		18,380,768

	Shares	Value
Common Stocks (continued)

United Kingdom — 15.0%
3i Group PLC	16,333	$167,673
Aberdeen Asset Management PLC	18,758	67,708
Admiral Group PLC	4,452	115,829
Anglo American PLC*	20,163	288,640
Ashtead Group PLC	8,263	174,358
Associated British Foods PLC	5,283	192,060
AstraZeneca PLC(b)	18,312	1,098,677
Aviva PLC(b)	57,619	390,986
BAE Systems PLC	44,139	358,047
Barclays PLC(b)	240,479	660,352
Barratt Developments PLC	15,640	117,258
Berkeley Group Holdings PLC	2,160	91,045
BP PLC(b)	269,758	1,544,322
British American Tobacco PLC(b)	26,618	1,795,891
British Land Co. PLC (The)	15,720	133,517
BT Group PLC(b)	120,986	477,012
Bunzl PLC	5,479	170,690
Burberry Group PLC	7,159	149,488
Capita PLC	11,345	81,607
Centrica PLC	79,198	202,773
CNH Industrial NV	11,511	126,979
Compass Group PLC(b)	22,979	463,179
Croda International PLC	2,622	127,683
DCC PLC	1,416	130,618
Diageo PLC(b)	36,456	1,059,560
Direct Line Insurance Group PLC	23,711	107,121
Dixons Carphone PLC	16,174	70,204
DS Smith PLC	16,875	94,205
Experian PLC	14,185	304,457
Fiat Chrysler Automobiles NV*	13,945	157,776
G4S PLC	27,085	106,911
GKN PLC	28,724	133,373
GlaxoSmithKline PLC(b)	69,757	1,398,846
Hammerson PLC	13,602	103,386
Hargreaves Lansdown PLC	4,382	78,122
HSBC Holdings PLC(b)	284,752	2,344,852
IMI PLC	5,767	95,427
Imperial Brands PLC(b)	13,823	676,354
Inchcape PLC	7,862	86,915
Informa PLC	16,681	138,550
Inmarsat PLC	8,059	85,235
InterContinental Hotels Group PLC	3,145	166,660
International Consolidated Airlines Group SA	15,311	110,928
Intertek Group PLC	3,028	159,285
Intu Properties PLC	16,037	57,202
ITV PLC	56,403	153,240
J Sainsbury PLC	28,785	102,561
Johnson Matthey PLC	3,260	125,643
Just Eat PLC*	8,591	64,131
Kingfisher PLC	36,515	161,235
Land Securities Group PLC	11,607	166,083
Legal & General Group PLC	86,392	275,065
Lloyds Banking Group PLC(b)	960,443	859,861
London Stock Exchange Group PLC	4,511	197,435
Marks & Spencer Group PLC	25,822	122,471
Meggitt PLC	15,335	91,758
Melrose Industries PLC	35,293	107,987
Merlin Entertainments PLC‡	12,486	81,657
Micro Focus International PLC	3,642	121,942
National Grid PLC(b)	53,017	685,907

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

United Kingdom (continued)
Next PLC	2,232	$124,313
Old Mutual PLC	73,384	184,185
Pearson PLC	12,652	104,595
Persimmon PLC	4,927	148,521
Petrofac Ltd.	5,478	57,725
Provident Financial PLC	2,710	112,334
Prudential PLC(b)	36,330	806,553
Reckitt Benckiser Group PLC(b)	9,131	840,039
RELX NV(a)	13,363	258,364
RELX PLC	15,699	318,064
Rio Tinto Ltd.	6,047	273,325
Rio Tinto PLC	17,783	704,467
Rolls-Royce Holdings PLC*(d)(e)	1,785,437	2,310
Rolls-Royce Holdings PLC*	25,002	262,652
Royal Bank of Scotland Group PLC*	46,376	159,237
Royal Mail PLC	15,921	82,906
RSA Insurance Group PLC	18,467	142,394
Sage Group PLC (The)	17,877	154,960
Schroders PLC	1,976	81,474
Severn Trent PLC	3,738	112,438
Sky PLC	14,513	186,260
Smith & Nephew PLC	13,878	228,024
Smiths Group PLC	7,402	157,052
SSE PLC(b)	14,165	254,914
St James’s Place PLC	8,959	133,061
Standard Chartered PLC*(b)	40,243	375,488
Standard Life PLC	30,936	145,645
Tate & Lyle PLC	10,707	104,792
Taylor Wimpey PLC	51,471	133,181
TechnipFMC PLC*	7,569	227,486
Tesco PLC*(b)	121,659	288,429
Travis Perkins PLC	4,658	97,084
Unilever NV	22,196	1,163,681
Unilever PLC(b)	17,234	885,616
United Utilities Group PLC	10,722	135,040
Vodafone Group PLC(b)	382,717	985,576
Weir Group PLC (The)(a)	3,973	102,339
Whitbread PLC	2,679	139,851
Wm Morrison Supermarkets PLC	38,481	119,434
Worldpay Group PLC‡	28,863	112,025
WPP PLC(b)	18,673	399,335
Total United Kingdom		31,283,906

United States — 0.5%
Carnival PLC	2,313	142,620
QIAGEN NV*	4,137	123,662
Samsonite International SA	22,769	87,972
Shire PLC(b)	12,882	756,140
Total United States		1,110,394
Total Common Stocks (Cost $189,055,032)		206,824,525

	Shares	Value
Preferred Stocks — 0.7%

Germany — 0.5%
FUCHS PETROLUB SE	2,271	$117,109
Henkel AG & Co. KGaA	2,733	372,013
Porsche Automobil Holding SE	2,604	152,301
Volkswagen AG	2,658	421,284
Total Germany		1,062,707

South Korea — 0.2%
Samsung Electronics Co. Ltd.	199	306,571
Total Preferred Stocks (Cost $1,153,927)		1,369,278
Investment of Cash Collateral For Securities Loaned — 2.5%

Money Market Fund — 2.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(f) (Cost $5,248,703)	5,248,703	5,248,703
Total Investments — 102.3% (Cost $195,457,662)		213,442,506
Other Assets and Liabilities, Net — (2.3)%		(4,847,757)
Net Assets — 100.0%		$208,594,749

*	Non-income producing securities.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,136,502; total market value of collateral held by the Fund was $5,396,356. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $147,653.
(b)	All of a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $19,031,940.
(c)	Less than 0.05%.
(d)	Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $131,798.
(e)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(f)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

Forward Exchange Contracts Outstanding as of April 30, 2017:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Australian Dollar Expiring 05/08/17	Morgan Stanley	AUD	9,778,383	$7,314,419	$7,311,693	$(2,726)
Swiss Franc Expiring 05/08/17	Morgan Stanley	CHF	8,440,504	8,479,854	8,483,681	3,827
Danish Krone Expiring 05/08/17	Morgan Stanley	DKK	10,694,238	1,566,094	1,566,471	377
Euro Expiring 05/08/17	Morgan Stanley	EUR	27,533,501	29,989,553	29,995,157	5,604
British Pound Expiring 05/08/17	Morgan Stanley	GBP	14,134,551	18,293,874	18,290,910	(2,964)
Hong Kong Dollar Expiring 05/08/17	Morgan Stanley	HKD	26,337,059	3,385,603	3,386,902	1,299
Israeli Shekel Expiring 05/08/17	Morgan Stanley	ILS	1,905,849	526,890	526,653	(237)
Japanese Yen Expiring 05/08/17	Morgan Stanley	JPY	2,644,900,702	23,726,711	23,734,665	7,954
South Korean Won Expiring 05/08/17	Morgan Stanley	KRW	5,362,177,616	4,706,621	4,712,786	6,165
Norwegian Krone Expiring 05/08/17	Morgan Stanley	NOK	5,011,888	585,305	585,118	(187)
New Zealand Dollar Expiring 05/08/17	Morgan Stanley	NZD	322,940	221,629	221,668	39
Swedish Krona Expiring 05/08/17	Morgan Stanley	SEK	24,666,246	2,784,333	2,786,859	2,526
Singapore Dollar Expiring 05/08/17	Morgan Stanley	SGD	1,793,244	1,283,383	1,283,112	(271)
				$102,864,269	$102,885,675	$21,406

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Australian Dollar Expiring 05/08/17	Morgan Stanley	AUD	(9,778,382)	$(7,451,673)	$(7,311,692)	$139,981
Australian Dollar Expiring 06/07/17	Morgan Stanley	AUD	(9,872,847)	(7,380,772)	(7,378,335)	2,437
Swiss Franc Expiring 05/08/17	Morgan Stanley	CHF	(8,440,504)	(8,444,226)	(8,483,682)	(39,456)
Swiss Franc Expiring 06/07/17	Morgan Stanley	CHF	(8,583,610)	(8,638,462)	(8,644,420)	(5,958)
Danish Krone Expiring 05/08/17	Morgan Stanley	DKK	(10,694,239)	(1,539,027)	(1,566,471)	(27,444)
Danish Krone Expiring 06/07/17	Morgan Stanley	DKK	(11,268,237)	(1,652,338)	(1,653,191)	(853)
Euro Expiring 05/08/17	Morgan Stanley	EUR	(27,533,501)	(29,469,680)	(29,995,157)	(525,477)
Euro Expiring 06/07/17	Morgan Stanley	EUR	(28,108,296)	(30,657,465)	(30,669,267)	(11,802)
British Pound Expiring 05/08/17	Morgan Stanley	GBP	(14,134,552)	(17,673,130)	(18,290,911)	(617,781)
British Pound Expiring 06/07/17	Morgan Stanley	GBP	(13,863,971)	(17,957,106)	(17,956,716)	390
Hong Kong Dollar Expiring 05/08/17	Morgan Stanley	HKD	(26,337,059)	(3,390,670)	(3,386,902)	3,768
Hong Kong Dollar Expiring 06/07/17	Morgan Stanley	HKD	(27,152,026)	(3,490,804)	(3,494,011)	(3,207)
Israeli Shekel Expiring 05/08/17	Morgan Stanley	ILS	(1,905,849)	(525,336)	(526,653)	(1,317)
Israeli Shekel Expiring 06/07/17	Morgan Stanley	ILS	(1,882,338)	(520,530)	(520,671)	(141)
Japanese Yen Expiring 05/08/17	Morgan Stanley	JPY	(2,644,900,702)	(23,769,592)	(23,734,665)	34,927
Japanese Yen Expiring 06/07/17	Morgan Stanley	JPY	(2,664,637,015)	(23,928,428)	(23,940,407)	(11,979)
South Korean Won Expiring 05/08/17	Morgan Stanley	KRW	(5,287,211,550)	(4,729,170)	(4,646,899)	82,271
South Korean Won Expiring 05/08/17	Morgan Stanley	KRW	(74,966,067)	(65,845)	(65,887)	(42)
South Korean Won Expiring 06/07/17	Morgan Stanley	KRW	(5,495,286,875)	(4,824,388)	(4,831,418)	(7,030)
Norwegian Krone Expiring 05/08/17	Morgan Stanley	NOK	(5,011,889)	(583,238)	(585,118)	(1,880)
Norwegian Krone Expiring 06/07/17	Morgan Stanley	NOK	(4,885,830)	(570,727)	(570,614)	113
New Zealand Dollar Expiring 05/08/17	Morgan Stanley	NZD	(322,939)	(225,597)	(221,667)	3,930
New Zealand Dollar Expiring 06/07/17	Morgan Stanley	NZD	(334,250)	(229,196)	(229,249)	(53)
Swedish Krona Expiring 05/08/17	Morgan Stanley	SEK	(24,666,247)	(2,763,859)	(2,786,859)	(23,000)
Swedish Krona Expiring 06/07/17	Morgan Stanley	SEK	(25,324,932)	(2,862,700)	(2,865,949)	(3,249)
Singapore Dollar Expiring 05/08/17	Morgan Stanley	SGD	(1,767,861)	(1,264,969)	(1,264,949)	20
Singapore Dollar Expiring 05/08/17	Morgan Stanley	SGD	(25,384)	(18,135)	(18,163)	(28)
Singapore Dollar Expiring 06/07/17	Morgan Stanley	SGD	(1,790,621)	(1,281,496)	(1,281,646)	(150)
				$(205,908,559)	$(206,921,569)	$(1,013,010)
Net Unrealized Appreciation (Depreciation)						$(991,604)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(g)
Common Stocks	$206,692,727	$2,310	$129,488 (h)	$206,824,525
Preferred Stocks	1,369,278	—	—	1,369,278
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	5,248,703	—	—	5,248,703
Total Investments in Securities	213,310,708	2,310	129,488	213,442,506
Other Financial Instruments:(i)
Forward Exchange Contracts	—	295,628	—	295,628
Total Investments in Securities and Other Financial Instruments	$213,310,708	$297,938	$129,488	$213,738,134

Liability Valuation Inputs Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(i)
Forward Exchange Contracts	$—	$1,287,232	$—	$1,287,232
Total Other Financial Instruments	$—	$1,287,232	$—	$1,287,232

(g)	For a complete listing of investments and their countries, see the Schedules of Investments.
(h)	The Level 3 security, valued at $129,488 has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund transferred common stock valued at $35,836 from Level 1 to Level 3 as a result of a company dissolution. For the year ended April 30, 2017, there were no transfers between level 1 and level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2017(j)
Common Stock:
Hyundai Heavy Industries Co. Ltd.(k)	$—	$—	$81	$34,836	$70,194	$(11,459)	$35,836	$—	$129,488	$34,836
Total	$—	$—	$81	$34,836	$70,194	$(11,459)	$35,836	$—	$129,488	$34,836

Information about Level 3 fair value measurements as of April 30, 2017.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$129,488	Peer Analysis	Comparable Securities

(j)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(k)	Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF

April 30, 2017

	Shares	Value

Common Stocks — 98.9%

Australia — 0.4%
BHP Billiton PLC	19,821	$301,310

Austria — 0.4%
ANDRITZ AG	682	37,705
Erste Group Bank AG*	2,712	96,925
OMV AG	1,331	61,273
Raiffeisen Bank International AG*	1,073	24,456
Telekom Austria AG*	1,315	9,232
Vienna Insurance Group AG Wiener Versicherung Gruppe	355	9,202
voestalpine AG	1,055	44,064
Total Austria		282,857

Belgium — 1.9%
Ackermans & van Haaren NV	236	38,600
Ageas	1,902	77,877
Anheuser-Busch InBev SA/NV(a)	7,485	842,792
bpost SA	902	21,609
Colruyt SA	618	31,727
Groupe Bruxelles Lambert SA(a)	738	70,729
KBC Group NV	2,583	186,430
Proximus SA(a)	1,324	40,492
Sofina SA	148	21,233
Solvay SA	670	85,180
Telenet Group Holding NV*	447	27,142
UCB SA	1,133	88,289
Umicore SA	883	51,683
Total Belgium		1,583,783

Chile — 0.0%(b)
Antofagasta PLC	3,337	36,178

Denmark — 2.7%
AP Moller — Maersk A/S, Class A(a)	41	68,015
AP Moller — Maersk A/S, Class B	58	100,293
Carlsberg A/S, Class B	993	99,085
Chr Hansen Holding A/S	835	56,263
Coloplast A/S, Class B	954	81,644
Danske Bank A/S	6,846	248,588
DONG Energy A/S‡	1,032	40,647
DSV A/S	1,743	97,080
Genmab A/S*	515	102,400
H Lundbeck A/S	538	27,570
ISS A/S	1,742	72,233
Jyske Bank A/S	625	33,392
Novo Nordisk A/S, Class B	17,317	673,684
Novozymes A/S, Class B	2,060	88,978
Pandora A/S	1,026	110,865
TDC A/S	7,591	40,735
Tryg A/S	1,049	20,120
Vestas Wind Systems A/S	2,089	179,849
William Demant Holding A/S*	1,064	24,350
Total Denmark		2,165,791

Finland — 1.7%
Elisa OYJ	1,495	50,907
Fortum OYJ	4,232	61,569
Huhtamaki OYJ	968	37,505
Kesko OYJ, Class B	623	29,186
Kone OYJ, Class B	3,578	163,877
Metso OYJ	1,241	44,501
Neste OYJ	1,220	49,806
Nokia OYJ	53,638	306,648

	Shares	Value
Common Stocks (continued)

Finland (continued)
Nokian Renkaat OYJ	1,280	$55,057
Orion OYJ, Class B	961	55,097
Sampo OYJ, Class A	4,416	211,539
Stora Enso OYJ, Class R	5,426	64,522
UPM-Kymmene OYJ	4,992	131,715
Wartsila OYJ Abp	1,462	88,995
Total Finland		1,350,924

France — 15.4%
Accor SA*	1,650	75,186
Aeroports de Paris	266	35,469
Air Liquide SA	3,615	435,383
Airbus SE(a)	5,130	414,672
Alstom SA*	1,419	45,043
Amundi SA‡	396	26,046
Arkema SA	674	71,347
Atos SE	850	111,351
AXA SA	18,078	482,505
BioMerieux	135	26,983
BNP Paribas SA	9,165	646,519
Bollore SA	9,329	37,943
Bouygues SA*	1,889	79,391
Bureau Veritas SA	2,381	55,136
Cap Gemini SA	1,493	149,411
Carrefour SA	5,036	118,590
Casino Guichard Perrachon SA	527	31,735
Christian Dior SE	487	133,614
Cie de Saint-Gobain	4,460	240,650
Cie Generale des Etablissements Michelin	1,696	221,531
Cie Plastic Omnium SA	533	20,843
CNP Assurances	1,569	32,753
Credit Agricole SA	10,665	158,526
Danone SA	5,335	372,857
Dassault Aviation SA	19	25,959
Dassault Systemes SE	1,189	106,080
Edenred	2,187	55,978
Eiffage SA	679	57,495
Electricite de France SA	3,644	30,420
Engie SA	14,615	206,099
Essilor International SA	1,899	245,979
Euler Hermes Group	148	14,452
Eurazeo SA	364	24,671
Eutelsat Communications SA	1,655	39,162
Faurecia	700	34,165
Fonciere Des Regions	378	33,728
Gecina SA	380	54,042
Groupe Eurotunnel SE	4,366	47,948
Hermes International	224	107,132
ICADE	336	24,942
Iliad SA	223	54,128
Imerys SA	352	30,278
Ingenico Group SA	522	47,282
Ipsen SA	328	38,164
JCDecaux SA	701	24,721
Kering	699	216,593
Klepierre	1,923	75,470
Lagardere SCA	1,063	32,550
Legrand SA	2,492	161,273
L’Oreal SA	2,260	449,999
LVMH Moet Hennessy Louis Vuitton SE	2,350	579,621

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

France (continued)
Natixis SA	8,886	$61,803
Orange SA	17,896	276,727
Orpea	400	40,840
Pernod Ricard SA	1,992	249,131
Peugeot SA*	3,682	77,123
Publicis Groupe SA	1,923	138,773
Remy Cointreau SA	231	23,298
Renault SA	1,615	150,558
Rexel SA	2,813	50,237
Safran SA	2,776	229,803
Sanofi	10,474	987,844
Sartorius Stedim Biotech	227	15,220
Schneider Electric SE	5,094	402,165
SCOR SE*	1,480	58,535
SEB SA	255	41,097
SFR Group SA*	666	21,801
Societe BIC SA	253	28,432
Societe Generale SA	6,877	376,008
Sodexo SA	848	107,764
Suez	3,164	51,974
Teleperformance	528	66,322
Thales SA	981	103,108
TOTAL SA	20,634	1,059,881
Unibail-Rodamco SE	924	226,845
Valeo SA	2,212	158,978
Veolia Environnement SA	4,626	87,854
Vinci SA	4,375	372,081
Vivendi SA*	10,161	201,546
Wendel SA	270	37,825
Zodiac Aerospace	1,846	44,807
Total France		12,590,195

Germany — 14.0%
adidas AG	1,879	376,285
Allianz SE	4,273	813,359
Axel Springer SE	431	24,176
BASF SE	8,663	843,927
Bayer AG	7,761	960,072
Bayerische Motoren Werke AG	3,051	291,207
Beiersdorf AG	937	93,198
Brenntag AG	1,450	85,960
Commerzbank AG*	9,861	96,590
Continental AG	1,014	226,912
Covestro AG‡	905	70,522
Daimler AG	9,662	719,666
Deutsche Bank AG*	19,416	349,495
Deutsche Boerse AG	1,735	169,756
Deutsche Lufthansa AG*	2,199	37,930
Deutsche Post AG	9,063	325,682
Deutsche Telekom AG	30,165	528,856
Deutsche Wohnen AG	3,154	107,810
E.ON SE	17,847	139,093
Evonik Industries AG	1,421	47,436
Fielmann AG	239	18,265
Fraport AG Frankfurt Airport Services Worldwide	349	27,439
Fresenius Medical Care AG & Co. KGaA	2,023	179,430
Fresenius SE & Co. KGaA	3,791	307,180
FUCHS PETROLUB SE	285	12,866
GEA Group AG	1,660	70,571
Hannover Rueck SE	573	68,699

	Shares	Value
Common Stocks (continued)

Germany (continued)
HeidelbergCement AG	1,399	$129,492
Hella KGaA Hueck & Co.	422	20,870
Henkel AG & Co. KGaA	1,097	127,999
HOCHTIEF AG	180	32,420
HUGO BOSS AG	610	46,385
Infineon Technologies AG	10,524	217,742
Innogy SE‡	1,219	44,801
K+S AG(a)	1,827	43,580
KION Group AG	614	41,581
LANXESS AG	870	62,812
LEG Immobilien AG*	597	51,267
Linde AG	1,736	311,824
MAN SE	335	35,181
Merck KGaA	1,220	143,214
METRO AG	1,570	51,649
MTU Aero Engines AG*	483	69,243
Muenchener Rueckversicherungs-Gesellschaft AG	1,340	256,745
OSRAM Licht AG	760	50,889
ProSiebenSat.1 Media SE	2,147	91,158
Rational AG	39	19,591
RWE AG*	4,539	75,154
SAP SE	8,388	840,978
Siemens AG	7,133	1,022,200
Suedzucker AG	713	15,245
Symrise AG	1,137	79,575
Talanx AG	352	12,684
Telefonica Deutschland Holding AG	6,527	31,629
thyssenkrupp AG	4,019	95,648
TUI AG	4,458	64,769
Uniper SE*	1,850	30,359
United Internet AG	1,111	51,121
Volkswagen AG	280	45,111
Vonovia SE	4,400	159,241
Wacker Chemie AG	142	15,026
Wirecard AG	1,091	64,404
Zalando SE‡*	979	43,160
Total Germany		11,487,129
Ireland — 0.9%
Bank of Ireland*	258,158	64,944
CRH PLC(c)	7,783	283,852
Glanbia PLC	1,658	32,643
Kerry Group PLC, Class A	1,367	111,674
Kingspan Group PLC	1,692	58,840
Paddy Power Betfair PLC	769	85,561
Ryanair Holdings PLC*	779	13,530
Smurfit Kappa Group PLC	2,190	58,423
Total Ireland		709,467
Italy — 3.3%
Assicurazioni Generali SpA	11,831	187,195
Atlantia SpA	5,020	127,261
Banca Mediolanum SpA	2,442	18,681
Buzzi Unicem SpA	689	17,707
Buzzi Unicem SpA-RSP	383	5,660
Davide Campari-Milano SpA*	2,698	31,907
Enel SpA	71,487	339,719
Eni SpA	23,117	359,222
Ferrari NV	1,241	93,313
FinecoBank Banca Fineco SpA	3,749	26,659
Intesa Sanpaolo SpA	112,972	328,958
Intesa Sanpaolo SpA-RSP	8,884	24,282

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Italy (continued)
Italgas SpA*	4,703	$21,254
Leonardo SpA*	3,594	56,474
Luxottica Group SpA	1,487	86,145
Mediaset SpA	3,348	13,686
Mediobanca SpA	5,250	50,452
Moncler SpA	1,521	37,532
Parmalat SpA	1,913	6,479
Poste Italiane SpA‡	4,355	29,830
Prysmian SpA	2,008	57,967
Recordati SpA	969	35,887
Saipem SpA*	54,809	23,611
Salvatore Ferragamo SpA	550	17,614
Snam SpA	22,804	100,770
Telecom Italia SpA*(a)	105,317	93,468
Telecom Italia SpA-RSP*	57,513	41,053
Terna Rete Elettrica Nazionale SpA	13,584	68,488
UniCredit SpA*	19,619	319,180
Unione di Banche Italiane SpA(a)	7,957	33,498
UnipolSai SpA	9,088	20,881
Total Italy		2,674,833
Jersey — 0.1%
Randgold Resources Ltd.	872	76,771
Jordan — 0.0%(b)
Hikma Pharmaceuticals PLC	1,313	32,904
Luxembourg — 0.4%
ArcelorMittal*	17,200	135,661
Eurofins Scientific SE	88	43,324
RTL Group SA	356	27,583
SES SA	3,399	74,304
Tenaris SA(a)	4,461	69,855
Total Luxembourg		350,727
Mexico — 0.0%(b)
Fresnillo PLC	1,586	29,793
Netherlands — 6.0%
ABN AMRO Group NV‡	2,630	69,021
Aegon NV	16,360	83,357
Akzo Nobel NV	2,361	206,401
Altice NV, Class A*(a)	3,689	91,611
Altice NV, Class B*	1,137	28,267
ASML Holding NV(a)	3,012	398,018
Boskalis Westminster NV	783	28,790
EXOR NV	1,055	59,223
Gemalto NV	783	43,843
GrandVision NV‡	454	11,850
Heineken Holding NV	931	77,972
Heineken NV	2,032	181,113
ING Groep NV	36,242	589,815
Koninklijke Ahold Delhaize NV	11,868	245,808
Koninklijke DSM NV	1,661	118,780
Koninklijke KPN NV	29,148	84,272
Koninklijke Philips NV	8,526	295,429
Koninklijke Vopak NV	619	27,919
NN Group NV	3,081	102,128
OCI NV*	784	15,248
Randstad Holding NV	1,042	62,079
Royal Dutch Shell PLC, Class A(c)	41,563	1,076,787
Royal Dutch Shell PLC, Class B(c)	35,150	933,381
Wolters Kluwer NV(a)	2,738	116,250
Total Netherlands		4,947,362

	Shares	Value
Common Stocks (continued)

Norway — 0.9%
Aker BP ASA	963	$16,379
DNB ASA	10,088	157,918
Gjensidige Forsikring ASA	1,588	24,451
Marine Harvest ASA*	3,511	58,527
Norsk Hydro ASA	12,723	72,775
Orkla ASA	7,413	67,281
Schibsted ASA, Class A	725	18,069
Schibsted ASA, Class B	807	18,134
Statoil ASA	9,105	150,607
Telenor ASA	6,515	105,560
Yara International ASA	1,656	61,705
Total Norway		751,406
Portugal — 0.2%
EDP — Energias de Portugal SA	21,618	71,329
Galp Energia SGPS SA	4,892	76,018
Jeronimo Martins SGPS SA	2,293	42,074
Total Portugal		189,421
Russia — 0.0%(b)
Polymetal International PLC	2,453	32,212
South Africa — 0.2%
Investec PLC	6,008	44,422
Mediclinic International PLC(a)	3,683	39,119
Mondi PLC	3,446	89,210
Total South Africa		172,751
Spain — 5.3%
Abertis Infraestructuras SA	5,884	103,479
Acciona SA	245	20,207
Acerinox SA	1,330	18,567
ACS Actividades de Construccion y Servicios SA	1,591	58,958
Aena SA‡	610	107,610
Amadeus IT Group SA	3,892	209,791
Banco Bilbao Vizcaya Argentaria SA	62,761	502,257
Banco de Sabadell SA	48,832	93,908
Banco Popular Espanol SA*(a)	29,405	20,621
Banco Santander SA	135,180	881,312
Bankia SA	43,951	53,317
Bankinter SA	6,544	57,600
CaixaBank SA	33,922	154,000
Corp. Financiera Alba SA	166	9,020
Distribuidora Internacional de Alimentacion SA	5,842	34,766
EDP Renovaveis SA	1,914	14,579
Enagas SA	2,108	55,436
Endesa SA	2,985	70,325
Ferrovial SA	4,492	95,557
Gamesa Corp. Tecnologica SA	2,106	45,488
Gas Natural SDG SA	2,894	65,423
Grifols SA	3,145	84,437
Iberdrola SA	52,622	378,313
Industria de Diseno Textil SA(a)	9,944	381,272
Mapfre SA	9,674	33,753
Mediaset Espana Comunicacion SA*	1,684	23,207
Merlin Properties Socimi SA	3,081	36,453
Red Electrica Corp. SA	4,103	79,977
Repsol SA	10,618	168,060
Telefonica SA	40,271	445,328
Zardoya Otis SA	1,761	16,319
Total Spain		4,319,340

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Sweden — 4.6%
Alfa Laval AB	2,967	$60,883
Assa Abloy AB, B Shares	8,812	190,972
Atlas Copco AB, A Shares	5,812	217,389
Atlas Copco AB, B Shares	3,670	122,101
Boliden AB	2,545	72,773
Electrolux AB	2,092	62,159
Fastighets AB Balder, B Shares*	879	19,635
Getinge AB, B Shares	1,740	34,015
Hennes & Mauritz AB, B Shares	8,910	220,768
Hexagon AB, B Shares	2,405	104,758
Husqvarna AB, B Shares	3,571	35,509
ICA Gruppen AB	897	30,633
Industrivarden AB, A Shares	1,946	48,459
Industrivarden AB, C Shares	1,511	35,152
Investment AB Latour, B Shares(a)	274	12,387
Investor AB, B Shares	4,245	194,109
Kinnevik AB, B Shares	1,924	51,366
L E Lundbergforetagen AB, B Shares	247	17,894
Lundin Petroleum AB*	1,667	31,835
Melker Schorling AB	93	5,955
Nordea Bank AB	29,810	366,952
Sandvik AB	10,185	163,562
Securitas AB, B Shares	2,889	47,765
Skandinaviska Enskilda Banken AB, A Shares	13,557	156,166
Skandinaviska Enskilda Banken AB, C Shares	193	2,221
Skanska AB, B Shares	3,399	81,340
SKF AB, B Shares	3,582	78,721
Svenska Cellulosa AB SCA, B Shares	5,601	185,587
Svenska Handelsbanken AB, A Shares	13,750	195,191
Svenska Handelsbanken AB, B Shares	290	4,087
Swedbank AB, A Shares	9,899	234,652
Swedish Match AB	1,744	57,550
Tele2 AB, B Shares	3,326	33,505
Telefonaktiebolaget LM Ericsson, B Shares	27,970	180,364
Telia Co. AB	24,381	99,399
Trelleborg AB, B Shares	2,282	53,656
Volvo AB, B Shares	14,494	237,180
Total Sweden		3,746,650

Switzerland — 14.8%
ABB Ltd.	17,965	439,628
Actelion Ltd.*	900	240,133
Adecco Group AG	1,487	110,392
Aryzta AG*	789	25,609
Baloise Holding AG	435	63,757
Banque Cantonale Vaudoise*	27	19,556
Barry Callebaut AG*	18	24,700
Chocoladefabriken Lindt & Spruengli AG(a)	10	56,206
Chocoladefabriken Lindt & Spruengli AG	1	66,412
Cie Financiere Richemont SA	4,793	400,360
Clariant AG*	2,612	52,872
Coca-Cola HBC AG*	1,841	51,018
Credit Suisse Group AG*	19,533	296,885
DKSH Holding AG	253	20,345
Dufry AG*	455	74,504
EMS-Chemie Holding AG	69	43,218

	Shares	Value
Common Stocks (continued)

Switzerland (continued)
Flughafen Zurich AG	146	$32,149
Galenica AG	39	42,352
Geberit AG	348	158,434
Givaudan SA	87	167,541
Glencore PLC*	109,422	429,861
Helvetia Holding AG*	57	31,636
Julius Baer Group Ltd.*	2,047	106,622
Kuehne + Nagel International AG	479	72,371
LafargeHolcim Ltd.*	4,542	257,340
Lonza Group AG*	538	109,983
Nestle SA	28,946	2,228,852
Novartis AG	22,179	1,705,563
Pargesa Holding SA	265	19,793
Partners Group Holding AG	206	124,475
PSP Swiss Property AG	360	32,259
Roche Holding AG	6,594	1,724,264
Roche Holding AG	258	67,516
Schindler Holding AG — Participating Certificate	383	78,220
Schindler Holding AG — Registered	196	38,907
SGS SA	48	107,963
Sika AG	20	127,581
Sonova Holding AG	485	71,670
STMicroelectronics NV	5,940	96,055
Straumann Holding AG	101	53,267
Sulzer AG	123	14,346
Swatch Group AG (The) — Bearer	285	114,034
Swatch Group AG (The) — Registered	444	34,433
Swiss Life Holding AG*	301	97,909
Swiss Prime Site AG*	611	52,940
Swiss Re AG	3,070	267,077
Swisscom AG(a)	214	93,301
Syngenta AG*	861	399,946
Temenos Group AG*	556	48,118
UBS Group AG	32,697	558,390
Wolseley PLC	2,367	150,175
Zurich Insurance Group AG	1,399	387,046
Total Switzerland		12,087,984

United Kingdom — 24.9%
3i Group PLC	9,043	92,835
Aberdeen Asset Management PLC	9,411	33,970
Admiral Group PLC	1,859	48,366
Aggreko PLC	2,273	26,099
Anglo American PLC*	12,337	176,608
Ashmore Group PLC	3,680	16,559
Ashtead Group PLC	4,723	99,660
Associated British Foods PLC	3,270	118,879
AstraZeneca PLC(c)	11,843	710,552
Auto Trader Group PLC‡	9,139	47,424
Aviva PLC(c)	37,965	257,620
Babcock International Group PLC	2,367	27,530
BAE Systems PLC	29,682	240,775
Barclays PLC	158,741	435,900
Barratt Developments PLC	9,580	71,824
Bellway PLC	1,144	42,122
Berkeley Group Holdings PLC	1,222	51,508
Booker Group PLC	15,667	39,322
BP PLC(c)	179,092	1,025,274
British American Tobacco PLC(c)	17,493	1,180,236
British Land Co. PLC (The)	9,612	81,639

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

United Kingdom (continued)
BT Group PLC	78,531	$309,624
Bunzl PLC	3,149	98,102
Burberry Group PLC	4,194	87,575
Capita PLC	6,285	45,210
Capital & Counties Properties PLC	6,983	28,530
Centrica PLC	51,694	132,354
CNH Industrial NV	8,608	94,955
Cobham PLC(a)	16,282	27,911
Compass Group PLC	15,462	311,662
Croda International PLC	1,222	59,507
CYBG PLC*	8,368	30,421
Daily Mail & General Trust PLC, Class A	2,525	23,373
DCC PLC	838	77,301
Derwent London PLC	901	34,317
Diageo PLC(c)	23,637	686,988
Direct Line Insurance Group PLC	13,072	59,056
Dixons Carphone PLC	9,488	41,183
DS Smith PLC	8,904	49,707
easyJet PLC	2,027	30,630
Experian PLC	8,852	189,993
Fiat Chrysler Automobiles NV*	10,037	113,561
G4S PLC	14,798	58,411
GKN PLC	16,295	75,662
GlaxoSmithKline PLC(c)	46,082	924,088
Halma PLC	3,577	48,730
Hammerson PLC	7,512	57,097
Hargreaves Lansdown PLC	2,280	40,648
Henderson Group PLC(a)	10,030	29,949
Howden Joinery Group PLC	5,771	34,569
HSBC Holdings PLC(c)	188,186	1,549,659
IMI PLC	2,554	42,261
Imperial Brands PLC	9,041	442,373
Inchcape PLC	4,008	44,309
Informa PLC	7,840	65,118
Inmarsat PLC	4,268	45,140
InterContinental Hotels Group PLC	1,839	97,452
International Consolidated Airlines Group SA	9,948	72,073
Intertek Group PLC	1,528	80,379
Intu Properties PLC	8,282	29,541
ITV PLC	35,132	95,449
J Sainsbury PLC	15,929	56,755
John Wood Group PLC	3,498	34,371
Johnson Matthey PLC	1,827	70,414
Just Eat PLC*	5,243	39,139
Kingfisher PLC	21,166	93,460
Land Securities Group PLC	7,383	105,642
Legal & General Group PLC(c)	55,724	177,421
Lloyds Banking Group PLC	634,043	567,643
London Stock Exchange Group PLC	2,969	129,946
Marks & Spencer Group PLC	15,420	73,135
Meggitt PLC	7,408	44,326
Melrose Industries PLC	17,931	54,864
Merlin Entertainments PLC‡	6,727	43,994
Micro Focus International PLC	2,090	69,978
National Grid PLC	35,399	457,974
Next PLC	1,316	73,296
Old Mutual PLC	46,143	115,813
Pearson PLC	7,831	64,739
Pennon Group PLC	3,918	43,441
Persimmon PLC	2,888	87,057

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)
Petrofac Ltd.	2,449	$25,807
Provident Financial PLC	1,393	57,742
Prudential PLC(c)	24,204	537,347
Reckitt Benckiser Group PLC(c)	5,901	542,883
RELX NV	8,254	159,585
RELX PLC	10,152	205,681
Rentokil Initial PLC	17,413	56,095
Rightmove PLC	846	45,816
Rio Tinto PLC(c)	11,348	449,547
Rolls-Royce Holdings PLC*(d)(e)	1,109,233	1,435
Rolls-Royce Holdings PLC*	15,623	164,124
Royal Bank of Scotland Group PLC*	31,231	107,235
Royal Mail PLC	8,641	44,997
RPC Group PLC	3,938	41,319
RSA Insurance Group PLC	9,666	74,532
Sage Group PLC (The)	10,107	87,609
Schroders PLC	1,057	43,582
Segro PLC	9,449	59,375
Severn Trent PLC	2,192	65,935
Sky PLC	9,841	126,299
Smith & Nephew PLC	8,302	136,407
Smiths Group PLC	3,686	78,208
SSE PLC	9,600	172,762
St James’s Place PLC	4,898	72,746
Standard Chartered PLC*	25,190	235,036
Standard Life PLC	18,539	87,281
Tate & Lyle PLC	4,441	43,465
Taylor Wimpey PLC	30,638	79,276
TechnipFMC PLC*	4,316	129,717
Tesco PLC*	76,231	180,728
Travis Perkins PLC	2,363	49,250
Unilever NV	14,606	765,756
Unilever PLC	11,322	581,812
United Utilities Group PLC	6,461	81,374
Vodafone Group PLC(c)	249,314	642,036
Weir Group PLC (The)(a)	2,017	51,955
Whitbread PLC	1,712	89,371
William Hill PLC	8,275	31,421
Wm Morrison Supermarkets PLC	20,624	64,011
Worldpay Group PLC‡	17,643	68,477
WPP PLC	12,005	256,735
Total United Kingdom		20,387,747

United States — 0.8%
Carnival PLC	1,712	105,562
QIAGEN NV*	2,104	62,892
Shire PLC	8,448	495,876
Total United States		664,330
Total Common Stocks (Cost $78,663,754)		80,971,865

Preferred Stocks — 0.9%

Germany — 0.8%
Bayerische Motoren Werke AG	518	42,577
FUCHS PETROLUB SE	630	32,487
Henkel AG & Co. KGaA	1,629	221,737
Porsche Automobil Holding SE	1,455	85,099
RWE AG	281	3,415
Sartorius AG	325	29,750
Volkswagen AG	1,722	272,931
Total Germany		687,996

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

	Shares	Value

Preferred Stocks (continued)

Spain — 0.1%
Grifols SA, Class B	2,444	$52,150

Sweden — 0.0%(b)
Fastighets AB Balder	22	845
Total Preferred Stocks (Cost $709,396)		740,991
Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(f) (Cost $95,558)	95,558	95,558

Investment of Cash Collateral For Securities Loaned — 3.5%

Money Market Fund — 3.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(g) (Cost $2,849,661)	2,849,661	2,849,661
Total Investments — 103.4% (Cost $82,318,369)		84,658,075
Other Assets and Liabilities, Net — (3.4)%		(2,812,800)
Net Assets — 100.0%		$81,845,275

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,744,208; total market value of collateral held by the Fund was $2,879,633. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $29,972.
(b)	Less than 0.05%.
(c)	All of a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $6,701,620.
(d)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2017, the value of this security was $1,435.
(e)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(f)	Reflects the 7-day yield at April 30, 2017.
(g)	Reflects the 1-day yield at April 30, 2017.

Forward Exchange Contracts Outstanding as of April 30, 2017:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Swiss Franc Expiring 05/08/17	Morgan Stanley	CHF	5,569,152	$5,595,117	$5,597,641	$2,524
Danish Krone Expiring 05/08/17	Morgan Stanley	DKK	7,055,184	1,033,181	1,033,429	248
Euro Expiring 05/08/17	Morgan Stanley	EUR	18,122,908	19,739,514	19,743,202	3,688
British Pound Expiring 05/08/17	Morgan Stanley	GBP	9,310,539	12,050,318	12,048,365	(1,953)
Norwegian Krone Expiring 05/08/17	Morgan Stanley	NOK	3,278,636	382,890	382,768	(122)
Swedish Krona Expiring 05/08/17	Morgan Stanley	SEK	16,179,094	1,826,301	1,827,958	1,657
				$40,627,321	$40,633,363	$6,042

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Swiss Franc Expiring 05/08/17	Morgan Stanley	CHF	(5,569,153)	$(5,571,962)	$(5,597,642)	$(25,680)
Swiss Franc Expiring 06/07/17	Morgan Stanley	CHF	(5,651,776)	(5,687,892)	(5,691,816)	(3,924)
Danish Krone Expiring 05/08/17	Morgan Stanley	DKK	(7,055,184)	(1,015,421)	(1,033,429)	(18,008)
Danish Krone Expiring 06/07/17	Morgan Stanley	DKK	(7,400,430)	(1,085,175)	(1,085,735)	(560)
Euro Expiring 05/08/17	Morgan Stanley	EUR	(18,122,909)	(19,399,351)	(19,743,203)	(343,852)
Euro Expiring 06/07/17	Morgan Stanley	EUR	(18,454,308)	(20,127,948)	(20,135,696)	(7,748)
British Pound Expiring 05/08/17	Morgan Stanley	GBP	(9,310,539)	(11,641,327)	(12,048,365)	(407,038)
British Pound Expiring 06/07/17	Morgan Stanley	GBP	(9,113,564)	(11,804,211)	(11,803,954)	257
Norwegian Krone Expiring 05/08/17	Morgan Stanley	NOK	(3,278,636)	(381,529)	(382,768)	(1,239)
Norwegian Krone Expiring 06/07/17	Morgan Stanley	NOK	(3,218,458)	(375,957)	(375,883)	74
Swedish Krona Expiring 05/08/17	Morgan Stanley	SEK	(16,179,094)	(1,813,107)	(1,827,958)	(14,851)
Swedish Krona Expiring 06/07/17	Morgan Stanley	SEK	(16,582,043)	(1,874,415)	(1,876,541)	(2,126)
				$(80,778,295)	$(81,602,990)	$(824,695)
Net Unrealized Appreciation (Depreciation)						$(818,653)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(h)
Common Stocks	$80,970,430	$1,435	$—	$80,971,865
Preferred Stocks	740,991	—	—	740,991
Short-Term Investment:
Money Market Fund	95,558	—	—	95,558
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	2,849,661	—	—	2,849,661
Total Investments in Securities	84,656,640	1,435	—	84,658,075
Other Financial Instruments:(i)
Forward Exchange Contracts	—	8,448	—	8,448
Total Investments in Securities and Other Financial Instruments	$84,656,640	$9,883	$—	$84,666,523

Liability Valuation Inputs Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(i)
Forward Exchange Contracts	$—	$827,101	$—	$827,101
Total Other Financial Instruments	$—	$827,101	$—	$827,101

(h)	For a complete listing of investments and their countries, see the Schedules of Investments.
(i)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF

April 30, 2017

	Shares	Value

Common Stocks — 99.8%

Consumer Discretionary — 20.1%
ABC-Mart, Inc.	204	$11,328
Adastria Co., Ltd.	227	5,639
Aisin Seiki Co., Ltd.	1,553	75,929
Aoyama Trading Co., Ltd.	388	13,853
Asics Corp.	1,466	25,922
ASKUL Corp.	171	4,978
Autobacs Seven Co., Ltd.	503	7,608
Bandai Namco Holdings, Inc.	1,624	50,918
Benesse Holdings, Inc.	579	17,479
Bic Camera, Inc.	1,244	12,376
Bridgestone Corp.	5,313	221,538
Canon Marketing Japan, Inc.	374	7,878
Casio Computer Co., Ltd.	1,800	25,368
CyberAgent, Inc.	798	24,770
Daiichikosho Co., Ltd.	341	14,791
Denso Corp.	4,105	176,728
Dentsu, Inc.	1,840	103,662
Don Quijote Holdings Co., Ltd.	970	35,373
Exedy Corp.	241	6,573
Fast Retailing Co., Ltd.	422	137,651
Fujitsu General Ltd.	457	9,696
H2O Retailing Corp.	715	12,117
Hakuhodo DY Holdings, Inc.	1,980	24,104
Haseko Corp.	2,323	26,508
Heiwa Corp.	430	11,075
Hikari Tsushin, Inc.	189	18,142
HIS Co., Ltd.	281	6,700
Honda Motor Co., Ltd.	14,835	430,131
Iida Group Holdings Co., Ltd.	1,164	18,525
Isetan Mitsukoshi Holdings Ltd.	2,976	32,491
Isuzu Motors Ltd.	4,517	61,269
Izumi Co., Ltd.	324	16,219
J Front Retailing Co., Ltd.	2,062	29,690
Koito Manufacturing Co., Ltd.	948	48,901
Komeri Co., Ltd.	230	5,641
K’s Holdings Corp.	665	12,796
Marui Group Co., Ltd.	1,768	24,204
Mazda Motor Corp.	4,698	68,866
Mitsubishi Motors Corp.	5,197	33,242
NGK Spark Plug Co., Ltd.	1,586	34,304
NHK Spring Co., Ltd.	1,328	14,808
Nifco, Inc.	348	17,358
Nikon Corp.	2,924	41,708
Nissan Motor Co., Ltd.	16,138	153,244
Nissan Shatai Co., Ltd.	597	5,613
Nitori Holdings Co., Ltd.	612	79,664
NOK Corp.	946	22,498
Oriental Land Co., Ltd.	1,603	92,036
PanaHome Corp.	613	6,803
Panasonic Corp.	17,598	210,049
Rakuten, Inc.	6,950	71,140
Resorttrust, Inc.	545	9,377
Rinnai Corp.	311	25,835
Ryohin Keikaku Co., Ltd.	198	44,655
Sankyo Co., Ltd.	421	14,673
Sanrio Co., Ltd.	489	8,936
Sega Sammy Holdings, Inc.	1,654	22,213
Sekisui Chemical Co., Ltd.	3,018	50,629
Sekisui House Ltd.	4,802	79,674
Sharp Corp.*(a)	11,975	43,186
Shimachu Co., Ltd.	387	8,947
Shimamura Co., Ltd.	181	24,779

	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)
Shimano, Inc.	652	$99,610
Shochiku Co., Ltd.	770	8,780
SKY Perfect JSAT Holdings, Inc.	1,003	4,598
Skylark Co., Ltd.	784	11,858
Sony Corp.	10,392	350,440
Stanley Electric Co., Ltd.	1,248	36,498
Start Today Co., Ltd.	1,471	31,407
Subaru Corp.	5,077	191,839
Sumitomo Electric Industries Ltd.	6,253	101,898
Sumitomo Forestry Co., Ltd.	1,090	16,672
Sumitomo Rubber Industries Ltd.	1,485	26,697
Suzuki Motor Corp.	3,394	141,642
Takashimaya Co., Ltd.	2,467	22,707
Toho Co., Ltd.	948	27,172
Tokai Rika Co., Ltd.	405	7,524
Tokyo Broadcasting System Holdings, Inc.	287	5,093
Toyo Tire & Rubber Co., Ltd.	828	14,529
Toyoda Gosei Co., Ltd.	611	16,208
Toyota Boshoku Corp.	504	10,648
Toyota Industries Corp.	1,336	66,398
Toyota Motor Corp.	22,606	1,223,892
TS Tech Co., Ltd.	420	11,013
TV Asahi Holdings Corp.	177	3,274
USS Co., Ltd.	1,790	31,635
Wacoal Holdings Corp.	1,005	12,730
Yamada Denki Co., Ltd.(a)	5,930	31,121
Yamaha Corp.	1,385	38,393
Yamaha Motor Co., Ltd.	2,323	55,038
Yokohama Rubber Co., Ltd. (The)	859	16,838
Zensho Holdings Co., Ltd.	759	12,992
Total Consumer Discretionary		5,581,952

Consumer Staples — 8.6%
Aeon Co., Ltd.	5,738	85,115
Ain Holdings, Inc.	164	11,358
Ajinomoto Co., Inc.	4,190	81,530
Ariake Japan Co., Ltd.	147	9,297
Asahi Group Holdings Ltd.	3,144	118,602
Calbee, Inc.(a)	616	21,497
Coca-Cola Bottlers Japan Inc.	930	27,657
Cosmos Pharmaceutical Corp.	72	14,578
Ezaki Glico Co., Ltd.	430	22,644
FamilyMart UNY Holdings Co., Ltd.	673	38,036
House Foods Group, Inc.	610	13,560
Ito En Ltd.	471	17,070
Itoham Yonekyu Holdings, Inc.	1,102	10,193
Japan Tobacco, Inc.	9,925	329,973
Kagome Co., Ltd.	649	17,670
Kao Corp.	4,077	224,862
Kewpie Corp.	932	23,695
Kikkoman Corp.	1,460	44,860
Kirin Holdings Co., Ltd.	6,945	134,950
Kobayashi Pharmaceutical Co., Ltd.	515	26,981
Kose Corp.	242	22,947
Kusuri no Aoki Holdings Co., Ltd.	128	5,529
Lawson, Inc.	397	26,355
Lion Corp.	2,099	37,886
Matsumotokiyoshi Holdings Co., Ltd.	323	16,198
Megmilk Snow Brand Co., Ltd.	341	10,172
MEIJI Holdings Co., Ltd.	1,133	96,153
Mitsubishi Shokuhin Co., Ltd.	118	3,774

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Consumer Staples (continued)
Morinaga & Co., Ltd./Japan	334	$15,791
NH Foods Ltd.	1,624	46,184
Nichirei Corp.	914	22,754
Nisshin Seifun Group, Inc.	2,199	33,714
Nissin Foods Holdings Co., Ltd.	579	33,139
Pigeon Corp.	895	27,700
Pola Orbis Holdings, Inc.	620	14,283
Sapporo Holdings Ltd.	520	14,531
Seven & i Holdings Co., Ltd.	6,453	272,662
Shiseido Co., Ltd.	3,243	87,745
Sugi Holdings Co., Ltd.	297	14,734
Sundrug Co., Ltd.	553	19,397
Suntory Beverage & Food Ltd.	1,052	47,046
Takara Holdings, Inc.	1,459	15,641
Toyo Suisan Kaisha Ltd.	755	28,312
Tsuruha Holdings, Inc.	297	30,108
Unicharm Corp.	3,177	77,195
Welcia Holdings Co., Ltd.	414	13,333
Yakult Honsha Co., Ltd.(a)	851	48,402
Yamazaki Baking Co., Ltd.	1,061	22,358
Total Consumer Staples		2,378,171

Energy — 0.9%
Cosmo Energy Holdings Co., Ltd.	538	8,528
Idemitsu Kosan Co., Ltd.	837	26,769
Inpex Corp.	7,621	73,051
Japan Petroleum Exploration Co., Ltd.	254	5,558
JXTG Holdings, Inc.	26,370	119,016
Showa Shell Sekiyu K.K.	1,584	15,304
Total Energy		248,226

Financials — 13.6%
77 Bank Ltd. (The)	2,960	12,799
Acom Co., Ltd.*(a)	3,227	14,330
AEON Financial Service Co., Ltd.	960	18,439
Aiful Corp.*	2,386	7,192
Aozora Bank Ltd.	9,685	35,275
Aplus Financial Co., Ltd.*	754	730
Awa Bank Ltd. (The)	1,583	10,452
Bank of Kyoto Ltd. (The)	3,023	23,919
Chiba Bank Ltd. (The)	5,476	36,647
Chugoku Bank Ltd. (The)	1,436	21,307
Concordia Financial Group Ltd.	9,929	45,623
Credit Saison Co., Ltd.	1,330	24,209
Dai-ichi Life Holdings, Inc.	9,350	159,035
Daishi Bank Ltd. (The)	2,664	10,683
Daiwa Securities Group, Inc.	13,999	85,059
Fukuoka Financial Group, Inc.	6,068	27,654
Gunma Bank Ltd. (The)	3,563	19,114
Hachijuni Bank Ltd. (The)	3,408	20,117
Hiroshima Bank Ltd. (The)	4,858	20,963
Hitachi Capital Corp.	356	8,716
Hokuhoku Financial Group, Inc.	1,047	16,437
Iyo Bank Ltd. (The)	2,240	15,895
Jafco Co., Ltd.	252	8,975
Japan Exchange Group, Inc.	4,542	63,605
Japan Post Bank Co., Ltd.	3,425	42,617
Japan Post Holdings Co., Ltd.	3,760	46,583
Japan Post Insurance Co., Ltd.	544	12,386
Juroku Bank Ltd. (The)	2,894	9,191
Keiyo Bank Ltd. (The)	1,932	8,406

	Shares	Value
Common Stocks (continued)

Financials (continued)
Kyushu Financial Group, Inc.	3,208	$19,973
Matsui Securities Co., Ltd.	846	6,891
Mebuki Financial Group, Inc.	8,542	33,487
Mitsubishi UFJ Financial Group, Inc.	111,099	706,840
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,617	18,885
Mizuho Financial Group, Inc.	209,846	383,284
MS&AD Insurance Group Holdings, Inc.	4,222	137,564
Nishi-Nippon Financial Holdings, Inc.	1,295	12,338
Nomura Holdings, Inc.	27,708	166,293
North Pacific Bank Ltd.	2,304	8,784
Orient Corp.	4,671	8,339
ORIX Corp.	10,847	165,522
Resona Holdings, Inc.	18,066	100,451
San-In Godo Bank Ltd. (The)	1,257	10,217
SBI Holdings, Inc.	1,582	21,927
Senshu Ikeda Holdings, Inc.	2,178	9,183
Seven Bank Ltd.	5,397	18,108
Shiga Bank Ltd. (The)	2,081	10,865
Shinsei Bank Ltd.	13,809	25,767
Shizuoka Bank Ltd. (The)	4,290	36,177
Sompo Holdings, Inc.	3,026	114,177
Sony Financial Holdings, Inc.	1,445	24,008
Sumitomo Mitsui Financial Group, Inc.	10,745	397,527
Sumitomo Mitsui Trust Holdings, Inc.	3,130	107,179
Suruga Bank Ltd.	1,441	30,108
T&D Holdings, Inc.	5,098	75,622
Tokai Tokyo Financial Holdings, Inc.	1,892	9,573
Tokio Marine Holdings, Inc.	5,806	244,386
Tokyo Century Corp.	383	13,194
Yamaguchi Financial Group, Inc.	1,881	20,823
Zenkoku Hosho Co., Ltd.	414	14,967
Total Financials		3,778,817

Health Care — 7.6%
Alfresa Holdings Corp.	1,493	26,935
Asahi Intecc Co., Ltd.	402	17,851
Astellas Pharma, Inc.	17,329	228,214
Chugai Pharmaceutical Co., Ltd.	1,813	64,245
Daiichi Sankyo Co., Ltd.	5,376	119,268
Eisai Co., Ltd.	2,199	115,444
Hisamitsu Pharmaceutical Co., Inc.	597	30,527
Hoya Corp.	3,208	153,220
Kaken Pharmaceutical Co., Ltd.	290	17,197
Kissei Pharmaceutical Co., Ltd.	266	6,939
KYORIN Holdings, Inc.	375	7,845
Kyowa Hakko Kirin Co., Ltd.	2,136	36,638
M3, Inc.	1,666	42,580
Medipal Holdings Corp.	1,316	21,770
Miraca Holdings, Inc.	427	19,689
Mitsubishi Tanabe Pharma Corp.	1,865	37,845
Mochida Pharmaceutical Co., Ltd.	110	8,289
Nihon Kohden Corp.	614	13,886
Nippon Shinyaku Co., Ltd.	425	22,571
Nipro Corp.	973	14,752
Olympus Corp.	2,322	89,364
Ono Pharmaceutical Co., Ltd.	3,771	77,707
Otsuka Holdings Co., Ltd.	3,496	160,797
PeptiDream, Inc.*	326	19,507
Rohto Pharmaceutical Co., Ltd.	796	14,846

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Health Care (continued)
Santen Pharmaceutical Co., Ltd.	3,000	$42,173
Sawai Pharmaceutical Co., Ltd.	266	14,533
Shionogi & Co., Ltd.	2,400	123,434
Sumitomo Dainippon Pharma Co., Ltd.	1,322	21,680
Suzuken Co., Ltd.	674	22,281
Sysmex Corp.	1,185	72,076
Taisho Pharmaceutical Holdings Co., Ltd.	378	31,062
Takeda Pharmaceutical Co., Ltd.	6,329	303,306
Terumo Corp.	2,533	92,371
Tsumura & Co.	544	17,593
Total Health Care		2,108,435

Industrials — 21.1%
Amada Holdings Co., Ltd.	2,698	32,046
ANA Holdings, Inc.	9,718	29,249
Asahi Glass Co., Ltd.	7,937	68,782
Central Japan Railway Co.	1,498	251,100
Chiyoda Corp.	1,265	8,409
COMSYS Holdings Corp.	906	17,247
Dai Nippon Printing Co., Ltd.	5,012	55,754
Daifuku Co., Ltd.	778	19,661
Daikin Industries Ltd.	2,207	214,325
DMG Mori Co., Ltd.	821	13,537
East Japan Railway Co.	3,090	275,930
Ebara Corp.	818	24,914
FANUC Corp.	1,619	329,043
Fuji Electric Co., Ltd.	4,746	26,014
Fujikura Ltd.	2,257	16,947
Fukuyama Transporting Co., Ltd.	1,293	7,864
Furukawa Electric Co., Ltd.	506	20,472
Glory Ltd.	458	15,367
GS Yuasa Corp.	3,203	14,827
Hankyu Hanshin Holdings, Inc.	1,889	62,362
Hino Motors Ltd.	2,242	28,098
Hitachi Construction Machinery Co., Ltd.	865	22,279
Hitachi Transport System Ltd.	359	7,630
Hoshizaki Corp.	437	36,420
IHI Corp.*	10,766	36,508
ITOCHU Corp.	11,898	168,218
Japan Airlines Co., Ltd.	355	11,210
Japan Airport Terminal Co., Ltd.(a)	381	13,228
Japan Steel Works Ltd. (The)	511	8,197
JGC Corp.	1,802	31,442
JTEKT Corp.	1,875	29,503
Kajima Corp.	7,587	51,524
Kamigumi Co., Ltd.	1,754	15,924
Kandenko Co., Ltd.	863	8,578
Kawasaki Heavy Industries Ltd.	11,990	36,249
Kawasaki Kisen Kaisha Ltd.*	6,811	17,903
Keihan Holdings Co., Ltd.	4,080	25,658
Keikyu Corp.	4,122	47,296
Keio Corp.	4,766	38,138
Keisei Electric Railway Co., Ltd.	1,167	27,754
Kinden Corp.	1,074	16,254
Kintetsu Group Holdings Co., Ltd.	14,999	54,764
Komatsu Ltd.	7,796	207,856
Kubota Corp.	9,305	146,332
Kurita Water Industries Ltd.	946	24,407
Kyudenko Corp.	320	9,172

	Shares	Value
Common Stocks (continued)

Industrials (continued)
Kyushu Railway Co.	1,329	$41,669
LIXIL Group Corp.	2,164	54,027
Mabuchi Motor Co., Ltd.	437	24,659
Maeda Road Construction Co., Ltd.	476	8,771
Makita Corp.	2,021	72,069
Marubeni Corp.	12,917	79,539
MINEBEA MITSUMI, Inc.	3,503	50,626
MISUMI Group, Inc.	2,231	42,250
Mitsubishi Corp.	10,610	228,771
Mitsubishi Electric Corp.	16,342	227,823
Mitsubishi Heavy Industries Ltd.	23,718	94,898
Mitsubishi Logistics Corp.	1,116	14,417
Mitsui & Co., Ltd.	13,867	195,683
Mitsui Engineering & Shipbuilding Co., Ltd.	6,061	9,298
Mitsui OSK Lines Ltd.	9,309	28,477
Miura Co., Ltd.	806	13,500
MonotaRO Co., Ltd.	477	15,512
Nabtesco Corp.	969	27,470
Nagase & Co., Ltd.	915	13,257
Nagoya Railroad Co., Ltd.(a)	7,559	34,720
Nankai Electric Railway Co., Ltd.	4,519	22,216
NGK Insulators Ltd.	2,216	47,334
Nidec Corp.	2,005	183,826
Nihon M&A Center, Inc.	520	17,773
Nippo Corp.	423	8,144
Nippon Express Co., Ltd.	6,090	33,436
Nippon Yusen K.K.*	13,415	26,958
Nishi-Nippon Railroad Co., Ltd.	3,139	13,263
Nisshinbo Holdings, Inc.	1,046	10,688
NSK Ltd.	3,764	51,326
NTN Corp.	3,510	17,854
Obayashi Corp.	5,632	54,617
Odakyu Electric Railway Co., Ltd.	2,545	49,361
OKUMA Corp.	1,241	12,992
OSG Corp.	591	12,168
Park24 Co., Ltd.	856	22,078
Pilot Corp.	243	9,864
Recruit Holdings Co., Ltd.	2,684	135,560
Sanwa Holdings Corp.	1,659	16,714
Secom Co., Ltd.	1,607	116,571
Seibu Holdings, Inc.	2,073	36,190
Seino Holdings Co., Ltd.	1,228	14,222
Shimizu Corp.	4,714	45,207
SMC Corp.	484	136,295
Sohgo Security Services Co., Ltd.	564	24,615
Sojitz Corp.	10,392	26,383
Sotetsu Holdings, Inc.	3,194	14,842
Sumitomo Corp.	9,311	124,333
Sumitomo Heavy Industries Ltd.	4,695	32,726
Tadano Ltd.	939	12,113
Taisei Corp.	8,866	67,607
Temp Holdings Co., Ltd.	1,419	26,707
THK Co., Ltd.	946	24,365
Tobu Railway Co., Ltd.	8,395	42,551
Toda Corp.	1,898	11,715
Tokyu Corp.	8,224	58,875
Toppan Forms Co., Ltd.	329	3,317
Toppan Printing Co., Ltd.	4,307	43,313
Toshiba Corp.*(a)	31,669	64,037
TOTO Ltd.	1,188	45,348

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Industrials (continued)
Toyota Tsusho Corp.	1,873	$59,062
Ushio, Inc.	969	12,170
West Japan Railway Co.	1,522	101,640
Yamato Holdings Co., Ltd.	2,955	63,848
Total Industrials		5,856,052

Information Technology — 11.2%
Advantest Corp.	1,450	27,070
Alps Electric Co., Ltd.	1,562	45,892
Azbil Corp.	531	17,864
Brother Industries Ltd.	1,962	40,324
Canon, Inc.	8,672	287,537
Capcom Co., Ltd.(a)	383	8,260
Citizen Watch Co., Ltd.	2,228	14,771
COLOPL, Inc.	378	3,489
COOKPAD, Inc.	369	2,936
DeNA Co., Ltd.	871	18,651
Disco Corp.	228	36,040
FUJIFILM Holdings Corp.	3,236	120,011
Fujitsu Ltd.	16,268	101,400
GMO Payment Gateway, Inc.	135	6,055
Gree, Inc.	765	6,142
GungHo Online Entertainment, Inc.	3,106	6,966
Hamamatsu Photonics K.K.	1,084	31,848
Hirose Electric Co., Ltd.	267	35,857
Hitachi High-Technologies Corp.	538	21,453
Hitachi Kokusai Electric, Inc.	406	9,106
Hitachi Ltd.	38,364	211,696
Horiba Ltd.	319	18,802
Ibiden Co., Ltd.	844	14,840
Itochu Techno-Solutions Corp.	381	11,091
Japan Aviation Electronics Industry Ltd.	374	5,113
Japan Display, Inc.*	2,924	6,610
Kakaku.com, Inc.	1,127	16,247
Keyence Corp.	754	303,034
Koei Tecmo Holdings Co., Ltd.	398	8,069
Konami Holdings Corp.	786	32,682
Konica Minolta, Inc.	3,743	33,075
Kyocera Corp.	2,580	146,047
LINE Corp.*(a)	304	10,541
Murata Manufacturing Co., Ltd.	1,566	209,957
NEC Corp.	21,629	53,748
Nexon Co., Ltd.	1,109	18,853
Nintendo Co., Ltd.	894	224,924
Nippon Electric Glass Co., Ltd.	3,430	21,263
Nomura Research Institute Ltd.	909	31,640
NS Solutions Corp.	268	5,866
NTT Data Corp.	1,048	48,606
OBIC Business Consultants Co., Ltd.	62	3,048
Obic Co., Ltd.	555	29,973
Omron Corp.	1,627	68,090
Oracle Corp. Japan	275	15,838
Otsuka Corp.	426	22,815
Ricoh Co., Ltd.	5,658	47,103
Rohm Co., Ltd.	738	51,773
SCREEN Holdings Co., Ltd.	329	23,877
SCSK Corp.	351	14,123
Seiko Epson Corp.	2,312	47,290
Shimadzu Corp.	2,237	37,929
Square Enix Holdings Co., Ltd.	653	18,804
Sumco Corp.	1,792	31,332

	Shares	Value
Common Stocks (continued)

Information Technology (continued)
Taiyo Yuden Co., Ltd.	912	$11,119
TDK Corp.	994	61,529
TIS, Inc.	667	16,808
Tokyo Electron Ltd.	1,291	150,155
Topcon Corp.	856	15,105
Trend Micro, Inc.	951	41,804
Yahoo Japan Corp.	10,871	46,519
Yaskawa Electric Corp.	1,830	34,952
Yokogawa Electric Corp.	2,030	31,341
Total Information Technology		3,095,703

Materials — 6.9%
Air Water, Inc.	1,271	24,469
Asahi Kasei Corp.	10,327	98,434
Daicel Corp.	2,472	28,364
Daido Steel Co., Ltd.	2,903	16,173
Denka Co., Ltd.	3,674	18,919
DIC Corp.	677	24,081
Dowa Holdings Co., Ltd.	1,878	13,984
FP Corp.	191	9,081
Hitachi Chemical Co., Ltd.	860	24,611
Hitachi Metals Ltd.	1,633	22,868
JFE Holdings, Inc.	4,252	72,494
JSR Corp.	1,552	28,347
Kaneka Corp.	2,390	18,825
Kansai Paint Co., Ltd.	1,603	35,491
Kobe Steel Ltd.*(a)	2,468	21,919
Kuraray Co., Ltd.	2,914	47,003
Lintec Corp.	410	9,026
Maruichi Steel Tube Ltd.	511	14,486
Mitsubishi Chemical Holdings Corp.	10,906	85,344
Mitsubishi Gas Chemical Co., Inc.	1,559	33,314
Mitsubishi Materials Corp.	1,037	30,839
Mitsui Chemicals, Inc.	7,562	38,668
Nippon Kayaku Co., Ltd.	1,396	19,061
Nippon Paint Holdings Co., Ltd.	1,278	49,013
Nippon Paper Industries Co., Ltd.	776	14,668
Nippon Shokubai Co., Ltd.	263	17,672
Nippon Steel & Sumitomo Metal Corp.	6,498	146,346
Nissan Chemical Industries Ltd.	1,167	36,171
Nisshin Steel Co., Ltd.	380	4,643
Nitto Denko Corp.	1,275	95,954
Oji Holdings Corp.	7,303	35,313
Rengo Co., Ltd.	1,714	10,364
Shin-Etsu Chemical Co., Ltd.	3,409	296,158
Showa Denko K.K.*	1,056	20,160
Sumitomo Chemical Co., Ltd.	12,574	70,952
Sumitomo Metal Mining Co., Ltd.	3,940	53,425
Sumitomo Osaka Cement Co., Ltd.	3,086	13,399
Taiheiyo Cement Corp.	10,042	33,422
Taiyo Nippon Sanso Corp.	1,178	14,066
Teijin Ltd.	1,472	28,510
Toray Industries, Inc.	12,564	111,145
Tosoh Corp.	4,740	44,521
Toyo Seikan Group Holdings Ltd.	1,331	22,269
Toyobo Co., Ltd.	7,337	12,967
Ube Industries Ltd.	8,787	20,417
Yamato Kogyo Co., Ltd.	286	7,153
Zeon Corp.	1,207	13,741
Total Materials		1,908,250

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2017

	Shares	Value

Common Stocks (continued)

Real Estate — 3.1%
Aeon Mall Co., Ltd.	974	$16,541
Daikyo, Inc.	2,423	5,043
Daito Trust Construction Co., Ltd.	601	88,422
Daiwa House Industry Co., Ltd.	5,344	158,733
Hulic Co., Ltd.	2,954	27,825
Ichigo, Inc.	1,695	4,927
Leopalace21 Corp.	2,021	10,733
Mitsubishi Estate Co., Ltd.	9,777	186,822
Mitsui Fudosan Co., Ltd.	7,848	172,456
Nomura Real Estate Holdings, Inc.	988	16,690
NTT Urban Development Corp.	895	8,069
Relo Group, Inc.	859	14,102
Sumitomo Real Estate Sales Co., Ltd.	123	3,961
Sumitomo Realty & Development Co., Ltd.	3,584	96,649
Tokyo Tatemono Co., Ltd.	1,708	23,306
Tokyu Fudosan Holdings Corp.	4,297	23,438
Total Real Estate		857,717

Telecommunication Services — 4.6%
KDDI Corp.	15,348	406,935
Nippon Telegraph & Telephone Corp.	2,000	85,565
NTT DOCOMO, Inc.	10,726	258,648
SoftBank Group Corp.	7,116	538,919
Total Telecommunication Services		1,290,067

Utilities — 2.1%
Chubu Electric Power Co., Inc.	5,870	78,858
Chugoku Electric Power Co., Inc. (The)	2,401	26,171
Electric Power Development Co., Ltd.	1,368	31,724
Hokkaido Electric Power Co., Inc.	1,457	10,574
Hokuriku Electric Power Co.	1,403	12,964
Kansai Electric Power Co., Inc. (The)	6,061	81,941

	Shares	Value
Common Stocks (continued)

Utilities (continued)
Kyushu Electric Power Co., Inc.	3,859	$41,612
Osaka Gas Co., Ltd.	16,435	61,526
Shikoku Electric Power Co., Inc.	1,273	15,292
Toho Gas Co., Ltd.	3,769	26,948
Tohoku Electric Power Co., Inc.	3,967	52,884
Tokyo Electric Power Co. Holdings, Inc.*	12,944	50,280
Tokyo Gas Co., Ltd.	17,286	80,250
Total Utilities		571,024
Total Common Stocks (Cost $26,048,088)		27,674,414

Investment of Cash Collateral For Securities Loaned — 0.6%

Money Market Fund — 0.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(b) (Cost $161,066)	161,066	161,066
Total Investments — 100.4% (Cost $26,209,154)		27,835,480
Other Assets and Liabilities, Net — (0.4)%		(95,749)
Net Assets — 100.0%		$27,739,731

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $294,596; total market value of collateral held by the Fund was $312,708. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $151,642.
(b)	Reflects the 1-day yield at April 30, 2017.

Forward Exchange Contracts Outstanding as of April 30, 2017:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Japanese Yen Expiring 05/08/17	Merrill Lynch	JPY	1,526,968,348	$13,695,066	$13,702,625	$7,559
				$13,695,066	$13,702,625	$7,559

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2017	Unrealized Appreciation (Depreciation)
Japanese Yen Expiring 05/08/17	Merrill Lynch	JPY	(1,526,968,348)	$(13,720,477)	$(13,702,625)	$17,852
Japanese Yen Expiring 06/07/17	Merrill Lynch	JPY	(1,542,433,474)	(13,848,749)	(13,857,980)	(9,231)
				$(27,569,226)	$(27,560,605)	$8,621
Net Unrealized Appreciation (Depreciation)						$16,180

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(c)
Common Stocks	$27,674,414	$—	$—	$27,674,414
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	161,066	—	—	161,066
Total Investments in Securities	27,835,480	—	—	27,835,480
Other Financial Instruments:(d)
Forward Exchange Contracts	—	25,411	—	25,411
Total Investments in Securities and Other Financial Instruments	$27,835,480	$25,411	$—	$27,860,891

Liability Valuation Inputs Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(d)
Forward Exchange Contracts	$—	$9,231	$—	$9,231
Total Other Financial Instruments	$—	$9,231	$—	$9,231

(c)	For a complete listing of investments and their industries, see the Schedules of Investments.
(d)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF

April 30, 2017

	Shares	Value

Investment Companies — 99.8%

Aggregate Bond Funds — 2.3%
iShares Core U.S. Aggregate Bond ETF	4,071	$444,757
SPDR Bloomberg Barclays Aggregate Bond ETF	202	11,613
Vanguard Total Bond Market ETF	4,157	339,003
Total Aggregate Bond Funds		795,373

Emerging Equity Funds — 7.1%
iShares Core MSCI Emerging Markets ETF	12,395	603,637
iShares MSCI Emerging Markets ETF(a)	16,688	668,521
Vanguard FTSE Emerging Markets ETF	28,377	1,144,728
Total Emerging Equity Funds		2,416,886

High Yield Corporate Bond Funds — 26.5%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	63,802	5,622,232
SPDR Bloomberg Barclays High Yield Bond ETF(a)	93,171	3,460,371
Total High Yield Corporate Bond Funds		9,082,603

International Equity Core Funds — 22.8%
iShares Core MSCI EAFE ETF	20,482	1,219,089
iShares MSCI EAFE ETF(b)	60,705	3,872,979
Vanguard FTSE Developed Markets ETF(a)	67,979	2,730,716
Total International Equity Core Funds		7,822,784

Investment Grade Corporate Bond Funds — 8.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	23,177	2,757,831
iShares U.S. Credit Bond ETF	624	69,090
Total Investment Grade Corporate Bond Funds		2,826,921

U.S. Large Cap Core Funds — 21.4%
Consumer Discretionary Select Sector SPDR Fund	11,145	1,003,719
Financial Select Sector SPDR Fund	19,952	469,471
Health Care Select Sector SPDR Fund	20,624	1,557,112
Materials Select Sector SPDR Fund(a)	10,221	542,428
Technology Select Sector SPDR Fund	27,615	1,501,704
Vanguard Consumer Discretionary ETF	1,255	178,059

	Shares	Value
Common Stocks (continued)

U.S. Large Cap Core Funds (continued)
Vanguard Financials ETF	1,899	$114,054
Vanguard Health Care ETF(a)	4,248	595,272
Vanguard Information Technology ETF(a)	7,777	1,079,448
Vanguard Materials ETF	2,485	298,796
Total U.S. Large Cap Core Funds		7,340,063

U.S. Medium Term Treasury Bond Fund — 8.8%
iShares 7-10 Year Treasury Bond ETF(a)	28,330	3,019,978

U.S. Small Cap Core Funds — 2.6%
iShares Russell 2000 ETF	6,152	855,497
Vanguard Russell 2000 ETF(a)	198	22,099
Total U.S. Small Cap Core Funds		877,596
Total Investment Companies (Cost $32,358,492)		34,182,204
Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(c) (Cost $50,365)	50,365	50,365

Investment of Cash Collateral For Securities Loaned — 23.2%

Money Market Fund — 23.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d) (Cost $7,929,366)	7,929,366	7,929,366
Total Investments — 123.1% (Cost $40,338,223)		42,161,935
Other Assets and Liabilities, Net — (23.1)%		(7,922,165)
Net Assets — 100.0%		$34,239,770

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,187,870; total market value of collateral held by the Fund was $8,374,277. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $444,911.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $472,120.
(c)	Reflects the 7-day yield at April 30, 2017.
(d)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2017

Total return swap contracts outstanding at April 30, 2017:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)(e)
Consumer Discretionary Select Sector SPDR Fund	1.91	10/04/2017	$128,065	$—
Consumer Staples Select Sector SPDR Fund	(0.15)	10/04/2017	(359,608)	—
Energy Select Sector SPDR Fund	0.01	10/04/2017	(65,533)	—
Energy Select Sector SPDR Fund	1.91	10/04/2017	2,578	—
Financial Select Sector SPDR Fund	1.91	10/04/2017	59,931	—
Health Care Select Sector SPDR Fund	1.91	10/04/2017	198,716	—
Industrial Select Sector SPDR Fund	1.91	10/04/2017	30,782	—
Industrial Select Sector SPDR Fund	0.02	10/04/2017	(248,974)	—
iShares 7-10 Year Treasury Bond ETF	1.91	10/04/2017	385,466	—
iShares Core MSCI EAFE ETF	1.91	10/04/2017	155,585	—
iShares Core MSCI Emerging Markets ETF	1.91	10/04/2017	77,043	—
iShares Core U.S. Aggregate Bond ETF	1.91	10/04/2017	56,810	—
iShares iBoxx $ High Yield Corporate Bond ETF	1.91	10/04/2017	717,561	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.91	10/04/2017	351,972	—
iShares MSCI EAFE ETF	1.91	10/04/2017	494,322	—
iShares MSCI Emerging Markets ETF	1.91	10/04/2017	85,328	—
iShares Russell 2000 ETF	—	10/04/2017	(85,105)	—
iShares Russell 2000 ETF	1.91	10/04/2017	194,267	—
iShares U.S. Credit Bond ETF	1.91	10/04/2017	8,858	—
Materials Select Sector SPDR Fund	1.91	10/04/2017	82,365	—
Materials Select Sector SPDR Fund	0.10	10/04/2017	(13,108)	—
SPDR Bloomberg Barclays Aggregate Bond ETF	1.91	10/04/2017	1,495	—
SPDR Bloomberg Barclays Convertible Securities ETF	(1.24)	10/04/2017	(1,709,721)	—
SPDR Bloomberg Barclays High Yield Bond ETF	1.91	10/04/2017	441,632	—
Technology Select Sector SPDR Fund	1.91	10/04/2017	191,690	—
Utilities Select Sector SPDR Fund	(0.20)	10/04/2017	(296,499)	—
Vanguard Consumer Discretionary ETF	1.91	10/04/2017	22,701	—
Vanguard Financials ETF	1.91	10/04/2017	14,535	—
Vanguard FTSE Developed Markets ETF	1.91	10/04/2017	348,515	—
Vanguard FTSE Emerging Markets ETF	1.91	10/04/2017	146,111	—
Vanguard Health Care ETF	1.91	10/04/2017	75,950	—
Vanguard Information Technology ETF	1.91	10/04/2017	137,828	—
Vanguard Materials ETF	1.91	10/04/2017	38,116	—
Vanguard REIT ETF	0.04	10/04/2017	(1,690,655)	—
Vanguard Russell 2000 ETF	1.91	10/04/2017	2,790	—
Vanguard Total Bond Market ETF	1.91	10/04/2017	43,303	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

(e)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Investment Companies	$34,182,204	$—	$—	$34,182,204
Short-Term Investment:
Money Market Fund	50,365	—	—	50,365
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	7,929,366	—	—	7,929,366
Total Investments in Securities	42,161,935	—	—	42,161,935
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$42,161,935	$—	$—	$42,161,935

Liability Valuation Inputs Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(f)	For a complete listing of investments and their industries, see the Schedules of Investments.
(g)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Bond U.S. ETF

April 30, 2017

	Shares	Value

Investment Companies — 100.0%

Investment Grade Corporate Bond Funds — 50.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	145,024	$17,256,406
iShares U.S. Credit Bond ETF	6,586	729,202
Vanguard Intermediate-Term Corporate Bond ETF(a)	221,080	19,267,122
Total Investment Grade Corporate Bond Funds		37,252,730

U.S. Short Term Treasury Bond Funds — 49.8%
iShares 1-3 Year Treasury Bond ETF(a)	124,807	10,561,168
Schwab Short-Term U.S. Treasury ETF	522,626	26,382,160
Total U.S. Short Term Treasury Bond Funds		36,943,328
Total Investment Companies (Cost $74,714,935)		74,196,058
Short-Term Investment — 0.1%

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(b) (Cost $48,320)	48,320	48,320

	Shares	Value
Investment of Cash Collateral For Securities Loaned — 0.1%

Money Market Fund — 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(c) (Cost $43,750)	43,750	$43,750
Total Investments — 100.2% (Cost $74,807,005)		74,288,128
Other Assets and Liabilities, Net — (0.2)%		(56,154)
Net Assets — 100.0%		$74,231,974

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,066,518; total market value of collateral held by the Fund was $12,469,767. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $12,426,017.
(b)	Reflects the 7-day yield at April 30, 2017.
(c)	Reflects the 1-day yield at April 30, 2017.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Investment Companies	$74,196,058	$—	$—	$74,196,058
Short-Term Investment:
Money Market Fund	48,320	—	—	48,320
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	43,750	—	—	43,750
Total Investments in Securities	$74,288,128	$—	$—	$74,288,128

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF

April 30, 2017

	Shares	Value

Investment Companies — 100.0%

Emerging Market Bond Funds — 4.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF	47,836	$5,510,707
PowerShares Emerging Markets Sovereign Debt Portfolio	149,723	4,413,834
Total Emerging Market Bond Funds		9,924,541

High Yield Corporate Bond Funds — 25.0%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	290,360	25,586,523
SPDR Bloomberg Barclays High Yield Bond ETF(a)	862,712	32,041,124
Total High Yield Corporate Bond Funds		57,627,647

Investment Grade Corporate Bond Funds — 29.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	265,322	31,570,665
iShares U.S. Credit Bond ETF	12,048	1,333,954
Vanguard Intermediate-Term Corporate Bond ETF	404,464	35,249,038
Total Investment Grade Corporate Bond Funds		68,153,657

Mortgage Backed Securities Funds — 21.0%
iShares MBS ETF(a)	68,626	7,342,296
SPDR Bloomberg Barclays Mortgage Backed Bond ETF	402,831	10,610,568
Vanguard Mortgage-Backed Securities ETF	576,786	30,408,158
Total Mortgage Backed Securities Funds		48,361,022

U.S. Intermediate Term Treasury Bond Funds — 9.6%
iShares 3-7 Year Treasury Bond ETF	25,554	3,161,541
iShares 7-10 Year Treasury Bond ETF(a)	7,069	753,555
Schwab Intermediate-Term U.S. Treasury ETF	181,420	9,800,308
Vanguard Intermediate-Term Government Bond ETF	129,610	8,392,248
Total U.S. Intermediate Term Treasury Bond Funds		22,107,652

	Shares	Value
Investment Companies (continued)

U.S. Long Term Treasury Bond Funds — 0.6%
iShares 10-20 Year Treasury Bond ETF	217	$29,501
iShares 20+ Year Treasury Bond ETF(a)	2,265	277,123
SPDR Bloomberg Barclays Long Term Treasury ETF	6,499	459,479
Vanguard Long-Term Government Bond ETF	8,687	656,477
Total U.S. Long Term Treasury Bond Funds		1,422,580

U.S. Short Term Treasury Bond Funds — 10.0%
iShares 1-3 Year Treasury Bond ETF(a)	78,243	6,620,923
Schwab Short-Term U.S. Treasury ETF	327,625	16,538,510
Total U.S. Short Term Treasury Bond Funds		23,159,433
Total Investment Companies (Cost $230,333,604)		230,756,532
Short-Term Investment — 0.0%(b)

Money Market Fund — 0.0%(b)
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio — Institutional Class, 0.61%(c) (Cost $62,860)	62,860	62,860

Investment of Cash Collateral For Securities Loaned — 15.3%

Money Market Fund — 15.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d) (Cost $35,309,561)	35,309,561	35,309,561

Total Investments — 115.3% (Cost $265,706,025)		266,128,953
Other Assets and Liabilities, Net — (15.3)%		(35,341,774)
Net Assets — 100.0%		$230,787,179

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $34,578,216; total market value of collateral held by the Fund was $35,332,335. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $22,774.
(b)	Less than 0.05%.
(c)	Reflects the 7-day yield at April 30, 2017.
(d)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Investment Companies	$230,756,532	$—	$—	$230,756,532
Short-Term Investment:
Money Market Fund	62,860	—	—	62,860
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	35,309,561	—	—	35,309,561
Total Investments in Securities	$266,128,953	$—	$—	$266,128,953

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2017

	Principal Amount	Value

Long-Term Bonds — 97.7%

Corporate Bonds — 85.1%

Advertising — 0.7%
Lamar Media Corp.
5.000%, due 5/1/23	$85,000	$88,825
5.375%, due 1/15/24	60,000	63,375
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.250%, due 2/15/22	80,000	83,000
5.625%, due 2/15/24	35,000	36,663
5.875%, due 3/15/25	50,000	52,875
		324,738

Aerospace/Defense — 1.1%
Arconic, Inc.
5.125%, due 10/1/24	120,000	125,550
5.400%, due 4/15/21	225,000	240,469
6.150%, due 8/15/20	50,000	54,625
KLX, Inc.
5.875%, due 12/1/22‡	135,000	141,750
		562,394

Airlines — 0.4%
American Airlines Group, Inc.
5.500%, due 10/1/19‡	160,000	166,800
6.125%, due 6/1/18	50,000	51,875
		218,675

Apparel — 0.5%
Hanesbrands, Inc.
4.625%, due 5/15/24‡	130,000	129,188
4.875%, due 5/15/26‡	105,000	104,475
		233,663

Auto Parts & Equipment — 1.1%
Allison Transmission, Inc.
5.000%, due 10/1/24‡	90,000	91,800
Dana, Inc.
5.375%, due 9/15/21	50,000	52,000
5.500%, due 12/15/24	45,000	45,787
Goodyear Tire & Rubber Co. (The)
4.875%, due 3/15/27	125,000	124,375
5.000%, due 5/31/26	100,000	102,625
5.125%, due 11/15/23	95,000	99,750
		516,337

Building Materials — 1.1%
Builders FirstSource, Inc.
5.625%, due 9/1/24‡	85,000	88,081
Standard Industries, Inc.
5.000%, due 2/15/27‡	90,000	90,338
5.125%, due 2/15/21‡	15,000	15,656
5.375%, due 11/15/24‡	180,000	187,425
5.500%, due 2/15/23‡	50,000	51,938
6.000%, due 10/15/25‡	104,000	111,020
		544,458

Chemicals — 1.7%
Ashland LLC
3.875%, due 4/15/18	70,000	70,875
4.750%, due 8/15/22	145,000	150,800
Blue Cube Spinco, Inc.
9.750%, due 10/15/23	50,000	60,500

	Shares	Value
Corporate Bonds (continued)

Chemicals (continued)
CF Industries, Inc.
3.450%, due 6/1/23	$70,000	$65,472
5.150%, due 3/15/34	10,000	9,063
Chemours Co. (The)
7.000%, due 5/15/25	75,000	82,312
Huntsman International LLC
4.875%, due 11/15/20	70,000	73,500
Momentive Performance Materials, Inc.
3.880%, due 10/24/21	105,000	104,213
Olin Corp.
5.125%, due 9/15/27	125,000	130,000
WR Grace & Co.-Conn.
5.125%, due 10/1/21‡	95,000	101,888
		848,623

Commercial Services — 3.3%
Adt Corp. (The)
3.500%, due 7/15/22	170,000	164,900
4.125%, due 6/15/23	35,000	34,037
6.250%, due 10/15/21	105,000	114,712
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
6.375%, due 8/1/23‡	115,000	119,887
Nielsen Co. Luxembourg SARL (The)
5.000%, due 2/1/25‡	70,000	70,000
5.500%, due 10/1/21‡	25,000	25,875
Nielsen Finance LLC / Nielsen Finance Co.
4.500%, due 10/1/20	50,000	50,813
5.000%, due 4/15/22‡	250,000	256,250
Service Corp. International
5.375%, due 1/15/22	25,000	25,781
5.375%, due 5/15/24	105,000	110,775
United Rentals North America, Inc.
4.625%, due 7/15/23	225,000	233,438
5.500%, due 7/15/25	25,000	26,000
5.500%, due 5/15/27	165,000	169,744
5.750%, due 11/15/24	40,000	42,100
5.875%, due 9/15/26	100,000	105,375
6.125%, due 6/15/23	80,000	83,400
		1,633,087

Computers — 2.6%
Dell International LLC / EMC Corp.
7.125%, due 6/15/24‡	280,000	309,050
EMC Corp.
1.875%, due 6/1/18	410,000	408,464
2.650%, due 6/1/20	235,000	230,387
3.375%, due 6/1/23	105,000	101,187
NCR Corp.
4.625%, due 2/15/21	25,000	25,625
5.000%, due 7/15/22	100,000	102,500
6.375%, due 12/15/23	80,000	85,600
		1,262,813

Cosmetics/Personal Care — 0.1%
Edgewell Personal Care Co.
4.700%, due 5/24/22	50,000	53,250

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Corporate Bonds (continued)

Distribution/Wholesale — 0.6%
HD Supply, Inc.
5.250%, due 12/15/21‡	$195,000	$205,725
5.750%, due 4/15/24‡	80,000	84,700
		290,425

Diversified Financial Services — 4.1%
Aircastle Ltd.
4.125%, due 5/1/24	65,000	66,300
5.000%, due 4/1/23	80,000	85,200
5.500%, due 2/15/22	80,000	86,800
6.250%, due 12/1/19	50,000	54,125
Ally Financial, Inc.
3.250%, due 11/5/18	30,000	30,262
3.600%, due 5/21/18	275,000	277,750
3.750%, due 11/18/19	35,000	35,525
4.125%, due 3/30/20	200,000	204,500
4.125%, due 2/13/22	30,000	30,112
4.625%, due 3/30/25	25,000	24,687
4.750%, due 9/10/18	50,000	51,438
5.125%, due 9/30/24	150,000	153,000
CIT Group, Inc.
3.875%, due 2/19/19	215,000	220,913
5.000%, due 8/15/22	70,000	75,250
5.000%, due 8/1/23	175,000	187,688
Navient Corp.
8.450%, due 6/15/18	165,000	176,216
Series MTN, 4.875%, due 6/17/19	120,000	123,990
Series MTN, 5.500%, due 1/15/19	120,000	124,810
		2,008,566

Electric — 1.1%
AES Corp.
4.875%, due 5/15/23	215,000	216,612
5.500%, due 3/15/24	120,000	123,300
5.500%, due 4/15/25	65,000	66,625
Calpine Corp.
5.250%, due 6/1/26‡	70,000	70,350
5.875%, due 1/15/24‡	55,000	57,750
		534,637

Engineering & Construction — 0.6%
AECOM
5.125%, due 3/15/27‡	115,000	114,856
5.750%, due 10/15/22	65,000	68,413
5.875%, due 10/15/24	100,000	107,250
		290,519

Entertainment — 2.8%
AMC Entertainment Holdings, Inc.
5.750%, due 6/15/25	75,000	77,156
5.875%, due 11/15/26‡	71,000	72,065
Cinemark USA, Inc.
4.875%, due 6/1/23	100,000	101,375
GLP Capital LP / GLP Financing II, Inc.
4.375%, due 11/1/18	40,000	41,000
4.875%, due 11/1/20	155,000	164,881
5.375%, due 11/1/23	40,000	43,050
5.375%, due 4/15/26	110,000	115,637

	Principal Amount	Value
Corporate Bonds (continued)

Entertainment (continued)
International Game Technology PLC
6.250%, due 2/15/22‡	$225,000	$245,813
6.500%, due 2/15/25‡	145,000	158,956
Regal Entertainment Group
5.750%, due 3/15/22	70,000	72,888
Six Flags Entertainment Corp.
4.875%, due 7/31/24‡	100,000	100,750
5.250%, due 1/15/21‡	85,000	87,231
5.500%, due 4/15/27‡	75,000	76,125
		1,356,927

Environmental Control — 0.3%
Clean Harbors, Inc.
5.125%, due 6/1/21	120,000	122,850

Food — 2.2%
B&G Foods, Inc.
4.625%, due 6/1/21	100,000	101,500
5.250%, due 4/1/25	50,000	51,125
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24‡	100,000	103,250
4.875%, due 11/1/26‡	90,000	92,812
Post Holdings, Inc.
5.000%, due 8/15/26‡	295,000	293,525
5.750%, due 3/1/27‡	85,000	88,188
6.000%, due 12/15/22‡	115,000	122,187
7.750%, due 3/15/24‡	125,000	138,750
TreeHouse Foods, Inc.
6.000%, due 2/15/24‡	90,000	96,300
		1,087,637

Food Service — 0.5%
Aramark Services, Inc.
4.750%, due 6/1/26	65,000	66,219
5.000%, due 4/1/25‡	75,000	78,187
5.125%, due 1/15/24	80,000	84,400
		228,806

Healthcare-Products — 0.4%
Alere, Inc.
6.375%, due 7/1/23‡	50,000	54,437
Hologic, Inc.
5.250%, due 7/15/22‡	120,000	126,450
		180,887

Healthcare-Services — 8.0%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	65,000	67,275
Centene Corp.
4.750%, due 5/15/22	310,000	321,625
4.750%, due 1/15/25	80,000	81,400
5.625%, due 2/15/21	87,000	91,350
6.125%, due 2/15/24	80,000	86,200
DaVita, Inc.
5.000%, due 5/1/25	155,000	156,162
5.125%, due 7/15/24	245,000	251,737
Envision Healthcare Corp.
5.125%, due 7/1/22‡	25,000	25,375
5.625%, due 7/15/22	165,000	169,950
6.250%, due 12/1/24‡	90,000	94,500

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Corporate Bonds (continued)

Healthcare-Services (continued)
HCA Holdings, Inc.
6.250%, due 2/15/21	$60,000	$65,100
HCA, Inc.
3.750%, due 3/15/19	50,000	51,125
4.250%, due 10/15/19	35,000	36,312
4.500%, due 2/15/27	65,000	65,569
4.750%, due 5/1/23	195,000	204,750
5.000%, due 3/15/24	100,000	106,125
5.250%, due 4/15/25	105,000	112,875
5.375%, due 2/1/25	380,000	395,675
6.500%, due 2/15/20	255,000	279,863
7.500%, due 2/15/22	120,000	137,850
HealthSouth Corp.
5.750%, due 11/1/24	145,000	148,081
LifePoint Health, Inc.
5.375%, due 5/1/24‡	125,000	126,250
5.500%, due 12/1/21	110,000	113,988
Tenet Healthcare Corp.
4.375%, due 10/1/21	185,000	184,769
4.500%, due 4/1/21	50,000	50,063
4.750%, due 6/1/20	75,000	76,125
6.000%, due 10/1/20	150,000	157,875
6.250%, due 11/1/18	150,000	157,125
WellCare Health Plans, Inc.
5.250%, due 4/1/25	125,000	130,000
		3,945,094

Holding Companies-Diversified — 0.2%
Leucadia National Corp.
5.500%, due 10/18/23	90,000	96,794

Home Builders — 1.9%
CalAtlantic Group, Inc.
5.875%, due 11/15/24	50,000	53,750
KB Home
7.000%, due 12/15/21	50,000	55,500
Lennar Corp.
4.125%, due 1/15/22	105,000	107,231
4.500%, due 11/15/19	50,000	51,625
4.750%, due 4/1/21	180,000	189,450
4.750%, due 11/15/22	25,000	25,937
4.750%, due 5/30/25	40,000	40,650
PulteGroup, Inc.
4.250%, due 3/1/21	80,000	82,500
5.000%, due 1/15/27	50,000	50,688
5.500%, due 3/1/26	125,000	131,719
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc.
5.250%, due 4/15/21‡	20,000	20,550
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	80,000	81,900
5.875%, due 6/15/24	50,000	52,625
		944,125

Home Furnishings — 0.1%
Tempur Sealy International, Inc.
5.500%, due 6/15/26	15,000	14,925
5.625%, due 10/15/23	40,000	40,700
		55,625

	Principal Amount	Value
Corporate Bonds (continued)

Household Products/Wares — 0.2%
Spectrum Brands, Inc.
5.750%, due 7/15/25	$105,000	$112,088

Internet — 2.4%
Netflix, Inc.
4.375%, due 11/15/26‡	140,000	137,900
5.500%, due 2/15/22	160,000	171,600
5.875%, due 2/15/25	50,000	54,125
Symantec Corp.
5.000%, due 4/15/25‡	150,000	154,896
VeriSign, Inc.
4.625%, due 5/1/23	110,000	113,025
5.250%, due 4/1/25	45,000	47,138
Zayo Group LLC / Zayo Capital, Inc.
5.750%, due 1/15/27‡	165,000	174,900
6.000%, due 4/1/23	190,000	202,350
6.375%, due 5/15/25	95,000	102,600
		1,158,534

Iron/Steel — 0.3%
Steel Dynamics, Inc.
5.125%, due 10/1/21	75,000	77,344
5.500%, due 10/1/24	65,000	68,737
		146,081

Leisure Time — 0.6%
NCL Corp. Ltd.
4.625%, due 11/15/20‡	50,000	51,063
4.750%, due 12/15/21‡	120,000	122,700
Sabre GLBL, Inc.
5.250%, due 11/15/23‡	50,000	51,750
5.375%, due 4/15/23‡	60,000	62,100
		287,613

Lodging — 3.4%
Boyd Gaming Corp.
6.375%, due 4/1/26	80,000	86,000
6.875%, due 5/15/23	110,000	118,525
Hilton Domestic Operating Co., Inc.
4.250%, due 9/1/24‡	95,000	95,475
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, due 4/1/25‡	100,000	102,750
4.875%, due 4/1/27‡	75,000	76,781
MGM Resorts International
4.625%, due 9/1/26	95,000	94,644
6.000%, due 3/15/23	125,000	135,938
6.625%, due 12/15/21	25,000	28,031
6.750%, due 10/1/20	250,000	278,125
7.750%, due 3/15/22	150,000	175,125
8.625%, due 2/1/19	90,000	99,450
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.250%, due 5/30/23‡	65,000	64,350
5.375%, due 3/15/22	90,000	92,588
5.500%, due 3/1/25‡	215,000	223,331
		1,671,113

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Corporate Bonds (continued)

Machinery-Diversified — 0.8%
CNH Industrial Capital LLC
3.625%, due 4/15/18	$25,000	$25,344
3.875%, due 7/16/18	104,000	106,080
4.375%, due 11/6/20	140,000	144,375
4.875%, due 4/1/21	100,000	104,875
		380,674

Media — 10.8%
Altice US Finance I Corp.
5.375%, due 7/15/23‡	125,000	130,469
5.500%, due 5/15/26‡	160,000	165,600
AMC Networks, Inc.
4.750%, due 12/15/22	80,000	81,600
5.000%, due 4/1/24	100,000	101,375
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	100,000	104,000
5.125%, due 5/1/23‡	510,000	530,400
5.125%, due 5/1/27‡	335,000	341,700
5.250%, due 9/30/22	50,000	51,750
5.750%, due 2/15/26‡	65,000	68,900
5.875%, due 4/1/24‡	100,000	106,875
5.875%, due 5/1/27‡	240,000	254,100
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, due 12/15/21‡	155,000	158,487
CSC Holdings LLC
5.250%, due 6/1/24	140,000	141,225
5.500%, due 4/15/27‡	90,000	92,925
6.625%, due 10/15/25‡	145,000	158,413
6.750%, due 11/15/21	80,000	87,600
DISH DBS Corp.
4.250%, due 4/1/18	125,000	126,875
5.000%, due 3/15/23	75,000	75,187
5.125%, due 5/1/20	105,000	109,725
5.875%, due 7/15/22	310,000	328,600
5.875%, due 11/15/24	250,000	262,500
6.750%, due 6/1/21	280,000	305,200
7.875%, due 9/1/19	150,000	166,312
Gray Television, Inc.
5.125%, due 10/15/24‡	40,000	40,300
5.875%, due 7/15/26‡	85,000	88,187
Nexstar Broadcasting, Inc.
5.625%, due 8/1/24‡	100,000	102,500
Sinclair Television Group, Inc.
5.625%, due 8/1/24‡	71,000	73,840
Sirius XM Radio, Inc.
4.625%, due 5/15/23‡	110,000	112,063
5.375%, due 4/15/25‡	100,000	102,500
5.375%, due 7/15/26‡	100,000	102,500
6.000%, due 7/15/24‡	185,000	197,950
TEGNA, Inc.
6.375%, due 10/15/23	100,000	106,250
Tribune Media Co.
5.875%, due 7/15/22	125,000	131,250
Univision Communications, Inc.
5.125%, due 5/15/23‡	150,000	152,438
5.125%, due 2/15/25‡	160,000	159,000
		5,318,596

	Principal Amount	Value
Corporate Bonds (continued)

Metal Fabricate/Hardware — 0.6%
Novelis Corp.
5.875%, due 9/30/26‡	$150,000	$153,938
6.250%, due 8/15/24‡	155,000	163,525
		317,463

Mining — 0.8%
Alcoa Nederland Holding BV
6.750%, due 9/30/24‡	80,000	87,570
7.000%, due 9/30/26‡	65,000	71,862
Freeport-McMoRan, Inc.
2.375%, due 3/15/18	130,000	129,513
3.875%, due 3/15/23	40,000	37,100
4.000%, due 11/14/21	75,000	73,219
		399,264

Office/Business Equipment — 0.4%
CDW LLC / CDW Finance Corp.
5.000%, due 9/1/25	125,000	128,125
5.500%, due 12/1/24	60,000	63,900
		192,025

Oil & Gas — 4.5%
Antero Resources Corp.
5.000%, due 3/1/25‡	35,000	34,475
5.125%, due 12/1/22	150,000	152,250
5.375%, due 11/1/21	75,000	77,437
5.625%, due 6/1/23	160,000	165,000
Concho Resources, Inc.
4.375%, due 1/15/25	35,000	35,437
5.500%, due 4/1/23	205,000	212,431
Continental Resources, Inc.
3.800%, due 6/1/24	10,000	9,400
4.500%, due 4/15/23	350,000	344,750
4.900%, due 6/1/44	85,000	73,525
5.000%, due 9/15/22	130,000	131,300
Diamondback Energy, Inc.
4.750%, due 11/1/24‡	100,000	100,500
Murphy Oil Corp.
4.700%, due 12/1/22	55,000	53,762
Nabors Industries, Inc.
5.500%, due 1/15/23‡	70,000	70,875
Newfield Exploration Co.
5.375%, due 1/1/26	50,000	52,500
5.625%, due 7/1/24	140,000	147,875
Parsley Energy LLC / Parsley Finance Corp.
5.375%, due 1/15/25‡	135,000	136,688
RSP Permian, Inc.
5.250%, due 1/15/25‡	55,000	55,688
Sunoco LP / Sunoco Finance Corp.
6.375%, due 4/1/23	100,000	106,500
Tesoro Corp.
4.750%, due 12/15/23‡	125,000	130,938
5.125%, due 12/15/26‡	75,000	79,781
5.375%, due 10/1/22	55,000	57,200
		2,228,312

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Corporate Bonds (continued)

Packaging & Containers — 2.0%
Ball Corp.
4.000%, due 11/15/23	$170,000	$172,550
4.375%, due 12/15/20	30,000	31,575
5.000%, due 3/15/22	70,000	74,725
5.250%, due 7/1/25	70,000	75,512
Berry Plastics Corp.
5.125%, due 7/15/23	130,000	134,550
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, due 1/15/23	135,000	139,387
Owens-Brockway Glass Container, Inc.
5.000%, due 1/15/22‡	9,000	9,293
5.875%, due 8/15/23‡	115,000	123,338
Sealed Air Corp.
4.875%, due 12/1/22‡	135,000	140,906
5.125%, due 12/1/24‡	35,000	36,531
6.500%, due 12/1/20‡	35,000	39,113
		977,480

Pipelines — 4.5%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375%, due 9/15/24‡	65,000	66,625
Cheniere Corpus Christi Holdings LLC
5.875%, due 3/31/25‡	165,000	175,931
7.000%, due 6/30/24‡	155,000	173,212
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.750%, due 4/1/25‡	60,000	62,400
DCP Midstream Operating LP
3.875%, due 3/15/23	50,000	48,437
Energy Transfer Equity LP
5.500%, due 6/1/27	125,000	134,063
5.875%, due 1/15/24	115,000	124,200
7.500%, due 10/15/20	170,000	191,675
NuStar Logistics LP
5.625%, due 4/28/27	75,000	77,344
ONEOK, Inc.
7.500%, due 9/1/23	60,000	71,100
Rockies Express Pipeline LLC
6.000%, due 1/15/19‡	75,000	78,750
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	175,000	177,844
4.250%, due 11/15/23	25,000	24,750
5.125%, due 2/1/25‡	80,000	82,600
5.375%, due 2/1/27‡	100,000	104,250
6.750%, due 3/15/24	25,000	27,156
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
5.250%, due 1/15/25	100,000	106,125
6.250%, due 10/15/22	150,000	160,875
6.375%, due 5/1/24	35,000	38,238
Williams Cos., Inc. (The)
3.700%, due 1/15/23	70,000	69,208
4.550%, due 6/24/24	145,000	149,325
5.750%, due 6/24/44	80,000	82,800
		2,226,908

	Principal Amount	Value
Corporate Bonds (continued)

Real Estate — 0.4%
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, due 4/15/19‡	$25,000	$25,875
4.875%, due 6/1/23‡	55,000	55,550
5.250%, due 12/1/21‡	85,000	89,250
		170,675

REITS — 2.9%
Equinix, Inc.
5.375%, due 1/1/22	100,000	105,750
5.375%, due 4/1/23	150,000	156,375
5.375%, due 5/15/27	165,000	172,013
5.750%, due 1/1/25	80,000	85,600
5.875%, due 1/15/26	65,000	70,037
ESH Hospitality, Inc.
5.250%, due 5/1/25‡	140,000	141,750
Iron Mountain, Inc.
4.375%, due 6/1/21‡	55,000	56,994
5.750%, due 8/15/24	100,000	103,000
6.000%, due 8/15/23	60,000	63,750
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.500%, due 9/1/26	55,000	54,725
5.625%, due 5/1/24	115,000	124,200
SBA Communications Corp.
4.875%, due 7/15/22	95,000	97,969
4.875%, due 9/1/24‡	115,000	116,006
Uniti Group, Inc. / CSL Capital LLC
6.000%, due 4/15/23‡	65,000	67,681
		1,415,850

Retail — 2.5%
Dollar Tree, Inc.
5.750%, due 3/1/23	270,000	287,212
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.000%, due 6/1/24‡	105,000	108,412
5.250%, due 6/1/26‡	125,000	128,125
L Brands, Inc.
5.625%, due 2/15/22	150,000	158,438
5.625%, due 10/15/23	50,000	52,500
6.625%, due 4/1/21	75,000	82,312
Penske Automotive Group, Inc.
5.750%, due 10/1/22	60,000	62,100
QVC, Inc.
4.375%, due 3/15/23	140,000	141,004
4.450%, due 2/15/25	65,000	63,931
5.125%, due 7/2/22	80,000	83,835
Sally Holdings LLC / Sally Capital, Inc.
5.625%, due 12/1/25	80,000	82,400
		1,250,269

Semiconductors — 1.1%
Micron Technology, Inc.
5.250%, due 8/1/23‡	120,000	123,900
5.250%, due 1/15/24‡	75,000	77,438
5.500%, due 2/1/25	57,000	59,707
5.875%, due 2/15/22	25,000	26,156
Sensata Technologies BV
4.875%, due 10/15/23‡	50,000	50,500
5.000%, due 10/1/25‡	56,000	57,260

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Corporate Bonds (continued)

Semiconductors (continued)
Sensata Technologies UK Financing Co. PLC
6.250%, due 2/15/26‡	$115,000	$124,344
		519,305
Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.
5.000%, due 12/15/21‡	95,000	98,562
5.000%, due 11/15/25‡	55,000	58,438
		157,000
Software — 3.5%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.750%, due 3/1/25‡	105,000	107,756
First Data Corp.
5.000%, due 1/15/24‡	275,000	281,188
5.375%, due 8/15/23‡	120,000	124,800
5.750%, due 1/15/24‡	240,000	248,400
7.000%, due 12/1/23‡	390,000	417,300
MSCI, Inc.
4.750%, due 8/1/26‡	75,000	76,969
5.250%, due 11/15/24‡	80,000	84,600
5.750%, due 8/15/25‡	100,000	108,250
Nuance Communications, Inc.
5.625%, due 12/15/26‡	55,000	56,856
Quintiles IMS, Inc.
4.875%, due 5/15/23‡	125,000	128,750
5.000%, due 10/15/26‡	105,000	107,625
		1,742,494
Telecommunications — 7.2%
CenturyLink, Inc.
5.625%, due 4/1/20	100,000	105,875
6.450%, due 6/15/21	120,000	129,450
CommScope Technologies LLC
5.000%, due 3/15/27‡	105,000	105,787
6.000%, due 6/15/25‡	135,000	144,112
CommScope, Inc.
5.000%, due 6/15/21‡	75,000	76,969
5.500%, due 6/15/24‡	80,000	83,800
Hughes Satellite Systems Corp.
5.250%, due 8/1/26‡	90,000	91,575
Level 3 Communications, Inc.
5.750%, due 12/1/22	65,000	67,681
Level 3 Financing, Inc.
5.250%, due 3/15/26	160,000	164,800
5.375%, due 8/15/22	175,000	180,687
5.375%, due 5/1/25	145,000	150,800
5.625%, due 2/1/23	70,000	72,625
Sprint Capital Corp.
6.900%, due 5/1/19	150,000	160,875
Sprint Communications, Inc.
7.000%, due 3/1/20‡	215,000	235,156
9.000%, due 11/15/18‡	300,000	328,125
T-Mobile USA, Inc.
4.000%, due 4/15/22	125,000	127,813
5.375%, due 4/15/27	150,000	160,125
6.000%, due 3/1/23	300,000	319,500
6.125%, due 1/15/22	90,000	94,950
6.375%, due 3/1/25	90,000	98,325
6.500%, due 1/15/26	275,000	304,563
6.625%, due 4/1/23	325,000	346,938
		3,550,531

	Principal Amount	Value
Corporate Bonds (continued)

Transportation — 0.5%
XPO Logistics, Inc.
6.125%, due 9/1/23‡	$105,000	$110,250
6.500%, due 6/15/22‡	125,000	132,188
		242,438
Total Corporate Bonds (Cost $41,562,567)		41,805,643

Foreign Bonds — 12.6%

Auto Manufacturers — 1.3%
Fiat Chrysler Automobiles NV, (United Kingdom)
4.500%, due 4/15/20	200,000	205,750
5.250%, due 4/15/23	150,000	154,125
Jaguar Land Rover Automotive PLC, (United Kingdom)
4.125%, due 12/15/18‡	135,000	137,869
4.250%, due 11/15/19‡	65,000	66,950
5.625%, due 2/1/23‡	50,000	52,250
		616,944

Auto Parts & Equipment — 0.8%
ZF North America Capital, Inc., (Germany)
4.000%, due 4/29/20‡	175,000	181,344
4.750%, due 4/29/25‡	210,000	218,137
		399,481

Beverages — 0.3%
Cott Beverages, Inc., (Canada)
5.375%, due 7/1/22	50,000	51,687
Cott Holdings, Inc., (Canada)
5.500%, due 4/1/25‡	80,000	81,200
		132,887

Chemicals — 0.2%
NOVA Chemicals Corp., (Canada)
5.000%, due 5/1/25‡	35,000	35,882
5.250%, due 8/1/23‡	80,000	81,600
		117,482

Commercial Services — 0.1%
Ashtead Capital, Inc., (United Kingdom)
5.625%, due 10/1/24‡	65,000	69,387

Food — 0.3%
Tesco PLC, (United Kingdom)
6.150%, due 11/15/37‡	140,000	142,800

Healthcare-Services — 0.1%
Fresenius Medical Care US Finance II, Inc., (Germany)
4.125%, due 10/15/20‡	40,000	41,100

Iron/Steel — 0.4%
ArcelorMittal, (Luxembourg)
6.125%, due 6/1/25	55,000	61,669
7.000%, due 2/25/22	130,000	147,387
		209,056

Machinery-Diversified — 0.2%
CNH Industrial NV, (United Kingdom)
4.500%, due 8/15/23	85,000	87,125

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

	Principal Amount	Value

Foreign Bonds (continued)

Media — 3.0%
SFR Group SA, (France)
6.000%, due 5/15/22‡	$475,000	$495,187
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, (Germany)
5.000%, due 1/15/25‡	55,000	56,994
5.500%, due 1/15/23‡	95,000	98,681
Videotron Ltd., (Canada)
5.000%, due 7/15/22	80,000	84,600
5.375%, due 6/15/24‡	60,000	63,300
Videotron Ltd. / Videotron Ltee, (Canada)
5.125%, due 4/15/27‡	100,000	101,875
Virgin Media Finance PLC, (United Kingdom)
6.000%, due 10/15/24‡	75,000	78,750
Virgin Media Secured Finance PLC, (United Kingdom)
5.250%, due 1/15/26‡	110,000	111,650
5.500%, due 1/15/25‡	25,000	25,719
5.500%, due 8/15/26‡	81,000	82,823
Ziggo Secured Finance BV, (Netherlands)
5.500%, due 1/15/27‡	261,000	266,220
		1,465,799

Mining — 1.3%
Anglo American Capital PLC, (United Kingdom)
3.625%, due 5/14/20‡	95,000	96,306
4.125%, due 4/15/21‡	50,000	51,250
4.125%, due 9/27/22‡	120,000	122,100
4.750%, due 4/10/27‡	50,000	51,461
4.875%, due 5/14/25‡	60,000	62,550
Kinross Gold Corp., (Canada)
5.125%, due 9/1/21	65,000	67,681
5.950%, due 3/15/24	90,000	96,188
Teck Resources Ltd., (Canada)
3.750%, due 2/1/23	110,000	108,350
		655,886

Miscellaneous Manufacturing — 0.1%
Bombardier, Inc., (Canada)
4.750%, due 4/15/19‡	70,000	71,575

Oil & Gas — 0.1%
Seven Generations Energy Ltd., (Canada)
6.750%, due 5/1/23‡	25,000	26,625

Packaging & Containers — 0.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.250%, due 9/15/22‡	125,000	127,344
4.625%, due 5/15/23‡	80,000	81,800
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, (New Zealand)
5.125%, due 7/15/23‡	180,000	187,200
		396,344

	Principal Amount	Value
Foreign Bonds (continued)

Retail — 0.3%
1011778 BC ULC / New Red Finance, Inc., (Canada)
4.625%, due 1/15/22‡	$125,000	$128,750
6.000%, due 4/1/22‡	30,000	31,200
		159,950

Software — 0.4%
Open Text Corp., (Canada)
5.625%, due 1/15/23‡	80,000	84,200
5.875%, due 6/1/26‡	115,000	122,762
		206,962

Telecommunications — 2.2%
Inmarsat Finance PLC, (United Kingdom)
4.875%, due 5/15/22‡	120,000	120,916
Millicom International Cellular SA, (Luxembourg)
6.000%, due 3/15/25‡	50,000	52,625
Nokia OYJ, (Finland)
5.375%, due 5/15/19	90,000	95,175
SoftBank Group Corp., (Japan)
4.500%, due 4/15/20‡	280,000	290,500
Telecom Italia Capital SA, (Italy)
6.000%, due 9/30/34	110,000	112,612
Telecom Italia SpA, (Italy)
5.303%, due 5/30/24‡	190,000	195,700
Wind Acquisition Finance SA, (Italy)
4.750%, due 7/15/20‡	205,000	207,819
		1,075,347

Trucking & Leasing — 0.7%
Park Aerospace Holdings Ltd., (Ireland)
5.250%, due 8/15/22‡	175,000	184,862
5.500%, due 2/15/24‡	150,000	159,368
		344,230
Total Foreign Bonds (Cost $6,182,384)		6,218,980

Short-Term Investment — 1.2%	Shares

Money Market Fund — 1.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.58%(a) (Cost $580,307)	580,307	580,307
Total Investments — 98.9% (Cost $48,325,258)		48,604,930
Other Assets and Liabilities, Net — 1.1%		539,676
Net Assets — 100.0%		$49,144,606

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Reflects the 7-day yield at April 30, 2017.

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2017

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(b)
Corporate Bonds	$—	$41,805,643	$—	$41,805,643
Foreign Bonds	—	6,218,980	—	6,218,980
Short-Term Investment:
Money Market Fund	580,307	—	—	580,307
Total Investments in Securities	$580,307	$48,024,623	$—	$48,604,930

(b)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2017

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$1,220,769,463	$7,671,069	$13,637,572	$4,382,735	$3,167,218
Investments in Affiliates, at value	45,242,221	—	—	—	—
Cash	83,024	—	—	330	70
Receivable for investments sold	23,394,203	—	—	—	—
Due from broker	2,026,407	12,497	20,011	11,766	1,113
Receivable for capital shares transactions	1,457,602	—	—	—	—
Dividend, interest, reclaim and security lending income receivables	108,387	1,558	908	79	13
Total Assets	1,293,081,307	7,685,124	13,658,491	4,394,910	3,168,414
Liabilities
Collateral for investments on loan(b)	200,211,821	1,287,677	2,259,107	315,173	76,542
Payable for capital shares repurchased	23,331,602	—	—	—	—
Due to broker	4,808,677	27,493	28,044	5,711	1,683
Payable for investments purchased	1,464,212	—	—	—	—
Advisory fees payable	668,710	3,906	6,984	1,594	1,913
Compliance fees payable	340	2	3	1	1
Cash due to custodian	—	825	—	—	—
Accrued expenses and other liabilities	16,548	275	242	85	113
Total Liabilities	230,501,910	1,320,178	2,294,380	322,564	80,252
Net Assets	$1,062,579,397	$6,364,946	$11,364,111	$4,072,346	$3,088,162
Composition of Net Assets
Paid-in capital	$1,126,231,934	$12,497,183	$11,873,571	$4,162,329	$3,097,540
Undistributed (accumulated) net investment income (loss)	(2,362,666)	136	(142,935)	(10,481)	32,303
Undistributed (accumulated) net realized gain (loss)	(76,287,380)	(6,102,333)	(505,973)	(128,749)	(74,311)
Net unrealized appreciation (depreciation)	14,997,509	(30,040)	139,448	49,247	32,630
Net Assets	$1,062,579,397	$6,364,946	$11,364,111	$4,072,346	$3,088,162
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	36,450,000	250,000	450,000	200,001	150,001
Net Asset Value Per Share	$29.15	$25.46	$25.25	$20.36	$20.59
Investments, at cost:	$1,206,232,157	$7,701,109	$13,498,124	$4,333,488	$3,134,588
Investments in Affiliates, at cost	$44,782,018	$—	$—	$—	$—

(a) Market value of securities on loan	$195,023,531	$1,261,359	$2,209,699	$306,108	$74,284
(b) Non-cash collateral for securities on loan	$—	$1,534	$—	$—	$—

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2017

	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ Real Return ETF	IQ Australia Small Cap ETF	IQ Canada Small Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$187,045,866	$195,355,235	$32,101,092	$9,243,561	$11,459,491
Cash	—	867,534	—	—	—
Foreign currency(b)	14,181	—	—	—	7,967
Cash deposited at broker for swap collateral	1,100,000	205,000	—	—	—
Receivable for investments sold	57,086,514	10,897,999	—	—	—
Dividend, interest, reclaim and security lending income receivables	551,498	53,833	7,496	5,662	6,435
Due from broker	11,233	266,408	—	—	—
Total Assets	245,809,292	207,646,009	32,108,588	9,249,223	11,473,893
Liabilities
Payable for capital shares repurchased	63,259,305	—	—	—	—
Collateral for investments on loan(c)	2,091,984	2,400,238	3,489,074	1,126,757	832,449
Due to broker	861,117	678,640	—	—	—
Advisory fees payable	143,970	109,921	11,286	4,646	6,319
Compliance fees payable	57	53	8	3	3
Payable for investments purchased	—	9,762,041	—	—	—
Foreign currency due to custodian	—	5,859,589	—	727	—
Accrued expenses and other liabilities	2,636	2,445	460	175	214
Total Liabilities	66,359,069	18,812,927	3,500,828	1,132,308	838,985
Net Assets	$179,450,223	$188,833,082	$28,607,760	$8,116,915	$10,634,908
Composition of Net Assets
Paid-in capital	$229,609,086	$186,696,893	$30,185,862	$17,062,149	$32,396,065
Undistributed (accumulated) net investment income (loss)	(3,146,506)	(1,871,841)	143,363	243,801	14,191
Undistributed (accumulated) net realized gain (loss)	(45,667,465)	(351,179)	(2,102,460)	(9,031,862)	(20,576,703)
Net unrealized appreciation (depreciation)	(1,344,892)	4,359,209	380,995	(157,173)	(1,198,645)
Net Assets	$179,450,223	$188,833,082	$28,607,760	$8,116,915	$10,634,908
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	6,950,000	6,250,000	1,050,000	500,000	650,000
Net Asset Value Per Share	$25.82	$30.21	$27.25	$16.23	$16.36
Investments, at cost	$188,389,607	$190,981,734	$31,720,097	$9,400,684	$12,658,070

(a) Market value of securities on loan	$7,946,393	$7,519,320	$5,430,091	$1,169,028	$797,083
(b) Cost of foreign currency	$14,143	$(5,845,694)	$—	$(722)	$7,987
(c) Non-cash collateral for securities on loan	$6,148,808	$5,306,619	$2,083,815	$105,645	$—

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2017

	IQ Global Agribusiness Small Cap ETF	IQ Global Oil Small Cap ETF	IQ U.S Real Estate Small Cap ETF	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF
Assets
Investments, at value (including securities on loan)(a)	$13,641,420	$3,331,338	$123,820,036	$213,442,506	$84,658,075
Foreign currency(b)	382	18,760	—	85,753	109,209
Dividend, interest, reclaim and security lending income receivables	68,146	3,700	114,535	911,651	322,536
Receivable for investments sold	—	1,784	—	680,826	454,541
Unrealized appreciation on forward foreign currency contracts	—	—	—	295,628	8,448
Total Assets	13,709,948	3,355,582	123,934,571	215,416,364	85,552,809
Liabilities
Collateral for investments on loan(c)	500,300	644,567	9,870,960	5,248,703	2,849,661
Advisory fees payable	8,326	1,728	61,396	58,463	29,558
Cash due to custodian	5,636	13,809	—	224,256	—
Compliance fees payable	5	1	32	62	25
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,287,232	827,101
Accrued expenses and other liabilities	266	96	1,461	2,899	1,189
Total Liabilities	514,533	660,201	9,933,849	6,821,615	3,707,534
Net Assets	$13,195,415	$2,695,381	$114,000,722	$208,594,749	$81,845,275
Composition of Net Assets
Paid-in capital	$19,710,695	$4,923,420	$115,109,228	$190,281,293	$79,817,343
Undistributed (accumulated) net investment income (loss)	57,527	35,988	116,201	862,280	411,167
Undistributed (accumulated) net realized gain (loss)	(8,514,358)	(1,994,494)	(4,925,112)	453,051	89,720
Net unrealized appreciation (depreciation)	1,941,551	(269,533)	3,700,405	16,998,125	1,527,045
Net Assets	$13,195,415	$2,695,381	$114,000,722	$208,594,749	$81,845,275
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	400,000	250,000	4,200,000	10,600,001	4,350,001
Net Asset Value Per Share	$32.99	$10.78	$27.14	$19.68	$18.82
Investments, at cost	$11,699,353	$3,600,822	$120,119,631	$195,457,662	$82,318,369

(a) Market value of securities on loan	$1,211,586	$619,533	$33,816,125	$5,136,502	$2,744,208
(b) Cost of foreign currency	$382	$18,782	$—	$84,336	$105,796
(c) Non-cash collateral for securities on loan	$752,636	$—	$25,599,232	$147,653	$29,972

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2017

	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF
Assets
Investments, at value (including securities on loan)(a)	$27,835,480	$42,161,935	$74,288,128	$266,128,953	$48,604,930
Foreign currency(b)	2,688	—	—	—	—
Dividend, interest, reclaim and security lending income receivables	230,570	2,837	1,523	8,377	702,093
Receivable for investments sold	69,570	—	—	—	2,363,751
Unrealized appreciation on forward foreign currency contracts	25,411	—	—	—	—
Receivable for capital shares transactions	—	—	—	—	2,516,869
Due from broker	—	62,802	—	—	—
Total Assets	28,163,719	42,227,574	74,289,651	266,137,330	54,187,643
Liabilities
Cash due to custodian	243,156	—	24	—	—
Collateral for investments on loan(c)	161,066	7,929,366	43,750	35,309,561	—
Advisory fees payable	10,080	12,488	12,720	37,369	14,677
Unrealized depreciation on forward foreign currency contracts	9,231	—	—	—	—
Payable for investments purchased	—	—	—	—	2,480,659
Compliance fees payable	9	10	24	67	13
Payable for capital shares repurchased	—	—	—	—	2,520,235
Due to broker	—	45,384	—	—	26,751
Accrued expenses and other liabilities	446	556	1,159	3,154	702
Total Liabilities	423,988	7,987,804	57,677	35,350,151	5,043,037
Net Assets	$27,739,731	$34,239,770	$74,231,974	$230,787,179	$49,144,606
Composition of Net Assets
Paid-in capital	$27,830,914	$32,884,293	$77,338,088	$234,856,358	$48,741,954
Undistributed (accumulated) net investment income (loss)	110,861	96,009	—	—	141,320
Undistributed (accumulated) net realized gain (loss)	(1,843,969)	(564,244)	(2,587,237)	(4,492,107)	(18,340)
Net unrealized appreciation (depreciation)	1,641,925	1,823,712	(518,877)	422,928	279,672
Net Assets	$27,739,731	$34,239,770	$74,231,974	$230,787,179	$49,144,606
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	1,450,001	1,500,001	3,800,001	11,550,001	1,950,001
Net Asset Value Per Share	$19.13	$22.83	$19.53	$19.98	$25.20
Investments, at cost:	$26,209,154	$40,338,223	$74,807,005	$265,706,025	$48,325,258

(a) Market value of securities on loan	$294,596	$8,187,870	$12,066,518	$34,578,216	$—
(b) Cost of foreign currency	$2,713	$—	$—	$—	$—
(c) Non-cash collateral for securities on loan	$151,642	$444,911	$12,426,017	$22,774	$—

See notes to financial statements.

Statements of Operations

For the year ended April 30, 2017

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF
Investment Income
Dividend income	$26,712,510	$206,655	$277,362	$49,353	$125,802
Income from Affiliates	198,160	—	—	—	—
Securities lending income, net of borrower rebates	1,104,151	28,966	13,578	1,634	680
Total investment income	28,014,821	235,621	290,940	50,987	126,482
Expenses
Advisory fees	8,494,024	78,368	100,935	14,988	26,619
Trustee fees	48,501	582	639	82	132
Legal fees	23,410	265	275	40	78
Compliance fees	340	2	3	1	1
Miscellaneous	965	58	33	258	112
Total expenses	8,567,240	79,275	101,885	15,369	26,942
Net investment income	19,447,581	156,346	189,055	35,618	99,540
Realized and Unrealized Gain (Loss) on Investments and Swap Transactions
Net realized gain (loss) from:
Investment securities	17,726,877	(53,502)	398,296	(44,990)	(64,632)
Investment in Affiliates	(1,922,633)	—	—	—	—
In-Kind redemptions	6,519,208	40,958	128,188	175,790	56,916
Affiliates In-Kind redemptions	6,665	—	—	—	—
Swap transactions	(31,257,134)	(142,542)	(481,949)	(43,590)	3,538
Distributions by other investment companies	72,217	1,104	1,048	4	424
Net realized gain (loss)	(8,854,800)	(153,982)	45,583	87,214	(3,754)
Net change in net unrealized appreciation (depreciation)
Investment securities	(6,724,170)	319,738	(191,762)	50,947	115,772
Net change in net unrealized appreciation (depreciation)	(6,724,170)	319,738	(191,762)	50,947	115,772
Net realized and unrealized gain (loss)	(15,578,970)	165,756	(146,179)	138,161	112,018
Net Increase in Net Assets Resulting from Operations	$3,868,611	$322,102	$42,876	$173,779	$211,558

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2017

	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ Real Return ETF	IQ Australia Small Cap ETF	IQ Canada Small Cap ETF
Investment Income
Dividend income*	$2,910,417	$2,306,413	$282,713	$300,261	$194,629
Securities lending income, net of borrower rebates	26,735	48,720	69,161	12,424	19,795
Total investment income	2,937,152	2,355,133	351,874	312,685	214,424
Expenses
Advisory fees	1,079,016	1,116,861	128,818	57,346	76,393
Trustee fees	3,871	6,027	1,152	299	424
Legal fees	3,159	3,115	568	167	221
Compliance fees	56	53	9	3	3
Miscellaneous	58	10,609	58	58	58
Total expenses	1,086,160	1,136,665	130,605	57,873	77,099
Net investment income	1,850,992	1,218,468	221,269	254,812	137,325
Realized and Unrealized Gain (Loss) on Investments, Swap Transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	6,076,814	5,127,655	118,771	(198,080)	(52,441)
In-Kind redemptions	9,922,279	2,353,649	29,297	158,929	287,659
Swap transactions	(4,977,928)	(2,936,114)	—	—	—
Foreign currency translations	(348,163)	(60,758)	—	(1,252)	(4,558)
Net realized gain (loss)	10,673,002	4,484,432	148,068	(40,403)	230,660
Net change in net unrealized appreciation (depreciation)
Investment securities	(7,328,574)	3,959,226	128,231	359,562	(411,405)
Foreign currency translation	(3,271)	(14,735)	—	19	(706)
Net change in net unrealized appreciation (depreciation)	(7,331,845)	3,944,491	128,231	359,581	(412,111)
Net realized and unrealized gain (loss)	3,341,157	8,428,923	276,299	319,178	(181,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,192,149	$9,647,391	$497,568	$573,990	$(44,126)
*Net of foreign taxes withheld of:	$183,474	$42,813	$—	$2,952	$34,233

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2017

	IQ Global Agribusiness Small Cap ETF	IQ Global Oil Small Cap ETF	IQ U.S. Real Estate Small Cap ETF	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF
Investment Income
Dividend income*	$179,545	$58,241	$2,901,272	$4,467,915	$1,661,298
Securities lending income, net of borrower rebates	51,961	10,507	30,620	8,128	3,670
Total investment income	231,506	68,748	2,931,892	4,476,043	1,664,968
Expenses
Advisory fees	99,394	25,277	607,056	539,572	188,636
Trustee fees	532	125	3,427	4,322	1,489
Legal fees	264	180	1,819	3,502	1,173
Compliance fees	4	1	32	62	25
Miscellaneous	87	928	58	58	58
Total expenses	100,281	26,511	612,392	547,516	191,381
Net investment income	131,225	42,237	2,319,500	3,928,527	1,473,587
Realized and Unrealized Gain (Loss) on Investments and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	(1,140,896)	(327,801)	(1,006,521)	(1,116,725)	(890,131)
In-Kind redemptions	385,609	268,281	2,581,610	612,344	(2,415,875)
Distributions by other investment companies	—	—	6,930	—	—
Forward foreign currency contracts and translations	(4,364)	(3,230)	—	4,205,486	2,630,951
Payment by affiliates (see note 9)	—	—	—	134,594	—
Net realized gain (loss)	(759,651)	(62,750)	1,582,019	3,835,699	(675,055)
Net change in net unrealized appreciation (depreciation)
Investment securities	2,018,312	40,940	6,491,993	18,137,156	3,711,258
Forward foreign currency contracts and translations	(1,989)	(319)	—	(503,895)	(572,936)
Net change in net unrealized appreciation (depreciation)	2,016,323	40,621	6,491,993	17,633,261	3,138,322
Net realized and unrealized gain (loss)	1,256,672	(22,129)	8,074,012	21,468,960	2,463,267
Net Increase in Net Assets Resulting from Operations	$1,387,897	$20,108	$10,393,512	$25,397,487	$3,936,854
*Net of foreign taxes withheld of:	$14,616	$4,355	$—	$415,065	$182,099

See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2017

	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Bond U.S. ETF**	IQ Enhanced Core Plus Bond U.S. ETF**	IQ S&P High Yield Low Volatility Bond ETF***
Investment Income
Dividend income*	$512,558	$738,436	$1,594,827	$5,512,059	$—
Interest income	—	—	—	—	354,700
Securities lending income, net of borrower rebates	1,411	27,338	16,444	117,212	—
Total investment income	513,969	765,774	1,611,271	5,629,271	354,700
Expenses
Advisory fees	116,369	128,426	171,957	480,279	31,901
Trustee fees	1,078	666	1,757	4,707	—
Legal fees	382	633	1,477	4,185	646
Compliance fees	9	10	24	66	13
Miscellaneous	58	231	56	56	56
Total expenses	117,896	129,966	175,271	489,293	32,616
Waivers	—	—	(34,393)	(96,059)	(712)
Net expenses	117,896	129,966	140,878	393,234	31,904
Net investment income	396,073	635,808	1,470,393	5,236,037	322,796
Realized and Unrealized Gain (Loss) on Investments, Swap Transactions and Forward foreign currency contracts and translation
Net realized gain (loss) from:
Investment securities	(360,336)	(546,972)	(2,615,870)	(4,590,259)	(18,340)
In-Kind redemptions	—	1,444,632	144,911	117,877	4,436
Swap transactions	—	68,977	—	—	—
Distributions by other investment companies	—	1,152	18,946	129,214	—
Forward foreign currency contracts and translations	(85,577)	—	—	—	—
Net realized gain (loss)	(445,913)	967,789	(2,452,013)	(4,343,168)	(13,904)
Net change in net unrealized appreciation (depreciation)
Investment securities	2,655,820	1,766,086	(518,877)	422,928	279,672
Forward foreign currency contracts and translations	622,845	—	—	—	—
Net change in net unrealized appreciation (depreciation)	3,278,665	1,766,086	(518,877)	422,928	279,672
Net realized and unrealized gain (loss)	2,832,752	2,733,875	(2,970,890)	(3,920,240)	265,768
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,228,825	$3,369,683	$(1,500,497)	$1,315,797	$588,564

*Net of foreign taxes withheld of:	$56,634	$—	$—	$—	$—
**	Commencement of operations May 10, 2016.
***	Commencement of operations February 15, 2017.

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF		IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,447,581	$15,711,328	$156,346	$333,647	$189,055	$159,274
Net realized gain (loss) on Investments and Swap Transactions	(8,854,800)	(59,201,447)	(153,982)	(607,158)	45,583	(298,908)
Net change in net unrealized appreciation (depreciation) on Investments and Swap Transactions	(6,724,170)	13,020,643	319,738	(389,428)	(191,762)	129,751
Net increase (decrease) in net assets resulting from operations	3,868,611	(30,469,476)	322,102	(662,939)	42,876	(9,883)
Dividends and Distributions to Shareholders from:
Net investment income	(21,554)	(5,414,930)	—	(186,676)	(173,905)	—
Capital Share Transactions
Proceeds from shares created	152,639,051	464,603,240	1,231,323	—	1,287,101	11,333,780
Cost of shares redeemed	(168,026,883)	(355,438,803)	(9,982,845)	(6,192,864)	(5,086,305)	(8,795,969)
Net increase (decrease) from capital share transactions	(15,387,832)	109,164,437	(8,751,522)	(6,192,864)	(3,799,204)	2,537,811
Total increase (decrease) in net assets	(11,540,775)	73,280,031	(8,429,420)	(7,042,479)	(3,930,233)	2,527,928
Net Assets
Beginning of year	1,074,120,172	1,000,840,141	14,794,366	21,836,845	15,294,344	12,766,416
End of year	$1,062,579,397	$1,074,120,172	$6,364,946	$14,794,366	$11,364,111	$15,294,344
Including undistributed (accumulated) net investment income (loss) as follows:	$(2,362,666)	$(2,211,670)	$136	$(244,181)	$(142,935)	$188,313
Changes in Shares Outstanding
Shares outstanding, beginning of year	37,000,000	33,350,000	600,000	850,000	600,000	500,000
Shares created	5,250,000	15,900,000	50,000	—	50,000	450,000
Shares redeemed	(5,800,000)	(12,250,000)	(400,000)	(250,000)	(200,000)	(350,000)
Shares outstanding, end of year	36,450,000	37,000,000	250,000	600,000	450,000	600,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Long/Short Tracker ETF		IQ Hedge Event-Driven Tracker ETF		IQ Global Resources ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$35,618	$41,034	$99,540	$54,468	$1,850,992	$1,257,483
Net realized gain (loss) on Investments, Swap Transactions, and Forward foreign currency contracts and translations	87,214	(126,034)	(3,754)	1,230	10,673,002	(14,553,539)
Net change in net unrealized appreciation (depreciation) on Investments, Swap Transactions and Forward foreign currency contracts and translation	50,947	16,183	115,772	(81,764)	(7,331,845)	8,609,200
Net increase (decrease) in net assets resulting from operations	173,779	(68,817)	211,558	(26,066)	5,192,149	(4,686,856)
Dividends and Distributions to Shareholders from:
Net investment income	(5,839)	(35,914)	(114,315)	(35,251)	(676,550)	(1,098,143)
Capital Share Transactions
Proceeds from shares created	4,982,047	—	5,065,335	—	179,178,063	20,271,481
Cost of shares redeemed	(2,965,571)	—	(4,014,533)	—	(72,167,934)	(13,149,347)
Net increase (decrease) from capital share transactions	2,016,476	—	1,050,802	—	107,010,129	7,122,134
Total increase (decrease) in net assets	2,184,416	(104,731)	1,148,045	(61,317)	111,525,728	1,337,135
Net Assets
Beginning of year	1,887,930	1,992,661	1,940,117	2,001,434	67,924,495	66,587,360
End of year	$4,072,346	$1,887,930	$3,088,162	$1,940,117	$179,450,223	$67,924,495
Including undistributed (accumulated) net investment income (loss) as follows:	$(10,481)	$(7,433)	$32,303	$29,292	$(3,146,506)	$675,490
Changes in Shares Outstanding
Shares outstanding, beginning of year	100,001	100,001	100,001	100,001	2,750,000	2,450,000
Shares created	250,000	—	250,000	—	7,000,000	900,000
Shares redeemed	(150,000)	—	(200,000)	—	(2,800,000)	(600,000)
Shares outstanding, end of year	200,001	100,001	150,001	100,001	6,950,000	2,750,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Merger Arbitrage ETF		IQ Real Return ETF		IQ Australia Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,218,468	$111,217	$221,269	$85,255	$254,812	$150,527
Net realized gain (loss) on Investments, Swap Transactions and Forward foreign currency contracts and translations	4,484,432	(1,472,556)	148,068	(75,958)	(40,403)	(755,990)
Net change in net unrealized appreciation (depreciation) on Investments, Swap Transactions and Forward foreign currency contracts and translation	3,944,491	(1,169,275)	128,231	29,675	359,581	433,768
Net increase (decrease) in net assets resulting from operations	9,647,391	(2,530,614)	497,568	38,972	573,990	(171,695)
Dividends and Distributions to Shareholders from:
Net investment income	(291,365)	(992,736)	—	(2,630)	(154,748)	(225,046)
Capital Share Transactions
Proceeds from shares created	80,811,670	84,329,157	4,053,675	6,628,991	1,675,079	2,216,487
Cost of shares redeemed	(40,701,519)	(62,886,075)	(2,670,680)	(7,969,178)	(803,020)	(701,728)
Net increase (decrease) from capital share transactions	40,110,151	21,443,082	1,382,995	(1,340,187)	872,059	1,514,759
Total increase (decrease) in net assets	49,466,177	17,919,732	1,880,563	(1,303,845)	1,291,301	1,118,018
Net Assets
Beginning of year	139,366,905	121,447,173	26,727,197	28,031,042	6,825,614	5,707,596
End of year	$188,833,082	$139,366,905	$28,607,760	$26,727,197	$8,116,915	$6,825,614
Including undistributed (accumulated) net investment income (loss) as follows:	$(1,871,841)	$(110,786)	$143,363	$(73,665)	$243,801	$116,307
Changes in Shares Outstanding
Shares outstanding, beginning of year	4,900,000	4,200,000	1,000,000	1,050,000	450,000	350,000
Shares created	2,750,000	2,950,000	150,000	250,000	100,000	150,000
Shares redeemed	(1,400,000)	(2,250,000)	(100,000)	(300,000)	(50,000)	(50,000)
Shares outstanding, end of year	6,250,000	4,900,000	1,050,000	1,000,000	500,000	450,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Canada Small Cap ETF		IQ Global Agribusiness Small Cap ETF		IQ Global Oil Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$137,325	$159,898	$131,225	$195,103	$42,237	$43,918
Net realized gain (loss) on Investments and Foreign currency translations	230,660	(2,493,874)	(759,651)	(1,133,248)	(62,750)	(892,731)
Net change in net unrealized appreciation (depreciation) on Investments and Foreign currency translation	(412,111)	1,797,497	2,016,323	2,154,260	40,621	(812,606)
Net increase (decrease) in net assets resulting from operations	(44,126)	(536,479)	1,387,897	1,216,115	20,108	(1,661,419)
Dividends and Distributions to Shareholders from:
Net investment income	(190,190)	(192,923)	(171,392)	(166,361)	(126,350)	(72,240)
Capital Share Transactions
Proceeds from shares created	906,621	1,273,711	1,549,035	1,360,942	1,065,625	—
Cost of shares redeemed	(851,785)	—	(1,617,334)	(3,993,142)	(1,206,997)	(562,900)
Net increase from capital share transactions	54,836	1,273,711	(68,299)	(2,632,200)	(141,372)	(562,900)
Total increase (decrease) in net assets	(179,480)	544,309	1,148,206	(1,582,446)	(247,614)	(2,296,559)
Net Assets
Beginning of year	10,814,388	10,270,079	12,047,209	13,629,655	2,942,995	5,239,554
End of year	$10,634,908	$10,814,388	$13,195,415	$12,047,209	$2,695,381	$2,942,995
Including undistributed (accumulated) net investment income (loss) as follows:	$14,191	$24,695	$57,527	$92,321	$35,988	$30,508
Changes in Shares Outstanding
Shares outstanding, beginning of year	650,000	550,000	400,000	500,000	250,000	300,000
Shares created	50,000	100,000	50,000	50,000	100,000	—
Shares redeemed	(50,000)	—	(50,000)	(150,000)	(100,000)	(50,000)
Shares outstanding, end of year	650,000	650,000	400,000	400,000	250,000	250,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ U.S. Real Estate Small Cap ETF		IQ 50 Percent Hedged FTSE International ETF		IQ 50 Percent Hedged FTSE Europe ETF
	For the Year Ended April 30,		For the Year Ended April 30, 2017	For the Period July 22, 2015* to April 30, 2016	For the Year Ended April 30, 2017	For the Period July 22, 2015* to April 30, 2016
	2017	2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,319,500	$3,049,503	$3,928,527	$787,086	$1,473,587	$603,110
Net realized gain (loss) on Investments and forward foreign currency contracts and translations	1,582,019	(2,053,713)	3,835,699	(605,016)	(675,055)	(85,511)
Net change in net unrealized appreciation (depreciation) on Investments and forward foreign currency contracts and translation	6,491,993	(3,107,461)	17,633,261	(635,136)	3,138,322	(1,611,277)
Net increase (decrease) in net assets resulting from operations	10,393,512	(2,111,671)	25,397,487	(453,066)	3,936,854	(1,093,678)
Dividends and Distributions to Shareholders from:
Net investment income	(2,277,082)	(3,031,724)	(3,525,841)	(446,626)	(1,674,374)	(331,580)
Return of Capital	(2,848,754)	(1,905,746)	—	—	—	—
Net realized gains	—	—	(1,799,252)	—	(1,256,080)	—
Total dividends and distributions to shareholders	(5,125,836)	(4,937,470)	(5,325,093)	(446,626)	(2,930,454)	(331,580)
Capital Share Transactions
Proceeds from shares created	52,855,659	1,324,154	117,132,459	80,525,000	100,469,196	58,757,517
Cost of shares redeemed	(20,785,531)	(12,660,279)	(4,620,407)	(3,615,005)	(66,353,843)	(10,608,737)
Net increase (decrease) from capital share transactions	32,070,128	(11,336,125)	112,512,052	76,909,995	34,115,353	48,148,780
Total increase (decrease) in net assets	37,337,804	(18,385,266)	132,584,446	76,010,303	35,121,753	46,723,522
Net Assets
Beginning of period	76,662,918	95,048,184	76,010,303	—	46,723,522	—
End of period	$114,000,722	$76,662,918	$208,594,749	$76,010,303	$81,845,275	$46,723,522
Including undistributed (accumulated) net investment income (loss) as follows:	$116,201	$55,101	$862,280	$608,564	$411,167	$670,698
Changes in Shares Outstanding
Shares outstanding, beginning of period	3,050,000	3,550,000	4,300,001	—	2,650,001	—
Shares created	1,950,000	50,000	6,550,000	4,500,001	5,650,000	3,250,001
Shares redeemed	(800,000)	(550,000)	(250,000)	(200,000)	(3,950,000)	(600,000)
Shares outstanding, end of period	4,200,000	3,050,000	10,600,001	4,300,001	4,350,001	2,650,001

*	Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE Japan ETF		IQ Leaders GTAA Tracker ETF		IQ Enhanced Core Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30, 2017	For the Period July 22, 2015* to April 30, 2016	For the Year Ended April 30, 2017	For the Period September 30, 2015* to April 30, 2016	For the Period May 10, 2016* to April 30, 2017	For the Period May 10, 2016* to April 30, 2017	For the Period February 15, 2017* to April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$396,073	$339,484	$635,808	$26,222	$1,470,393	$5,236,037	$322,796
Net realized gain (loss) on Investments, Swap Transactions and Forward foreign currency contracts and translation	(445,913)	(1,408,343)	967,789	11,918	(2,452,013)	(4,343,168)	(13,904)
Net change in net unrealized appreciation (depreciation) on Investments, Swap Transactions and Forward foreign currency contracts and translation	3,278,665	(1,636,740)	1,766,086	57,626	(518,877)	422,928	279,672
Net increase (decrease) in net assets resulting from operations	3,228,825	(2,705,599)	3,369,683	95,766	(1,500,497)	1,315,797	588,564
Dividends and Distributions to Shareholders from:
Net investment income	(614,409)	—	(576,860)	(13,810)	(1,478,105)	(5,319,018)	(181,476)
Capital Share Transactions
Proceeds from shares created	—	27,830,914	50,067,774	4,099,527	110,679,288	334,275,090	51,257,753
Cost of shares redeemed	—	—	(20,716,891)	(2,085,419)	(33,468,712)	(99,484,690)	(2,520,235)
Net increase (decrease) from capital share transactions	—	27,830,914	29,350,883	2,014,108	77,210,576	234,790,400	48,737,518
Total increase (decrease) in net assets	2,614,416	25,125,315	32,143,706	2,096,064	74,231,974	230,787,179	49,144,606
Net Assets
Beginning of period	25,125,315	—	2,096,064	—	—	—	—
End of period	$27,739,731	$25,125,315	$34,239,770	$2,096,064	$74,231,974	$230,787,179	$49,144,606
Including undistributed (accumulated) net investment income (loss) as follows:	$110,861	$355,358	$96,009	$(380)	$—	$—	$141,320
Changes in Shares Outstanding
Shares outstanding, beginning of period	1,450,001	—	100,001	—	—	—	—
Shares created	—	1,450,001	2,350,000	200,001	5,500,001	16,550,001	2,050,001
Shares redeemed	—	—	(950,000)	(100,000)	(1,700,000)	(5,000,000)	(100,000)
Shares outstanding, end of period	1,450,001	1,450,001	1,500,001	100,001	3,800,001	11,550,001	1,950,001

*	Commencement of operations.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Multi-Strategy Tracker ETF								IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,								For the Year Ended April 30,
	2017		2016	2015		2014		2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$29.03		$30.01	$29.26		$28.41		$27.66	$24.66	$25.69	$26.50	$26.90	$27.28
Income from Investment Operations
Net investment income(a)*	0.50		0.43	0.38		0.33		0.34	0.37	0.46	0.32	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.38)		(1.30)	0.74		0.88		0.69	0.43	(1.27)	(0.79)	(0.62)	(0.29)
Distributions of net realized gains from investments in other investment companies	0.00	(b)	0.03	0.02		0.01		0.03	0.00 (b)	0.05	0.00 (b)	0.02	0.01
Net increase (decrease) in net assets resulting from investment operations	0.12		(0.84)	1.14		1.22		1.06	0.80	(0.76)	(0.47)	(0.24)	0.10
Distributions from:
Net investment income	(0.00	)(c)	(0.14)	(0.39)		(0.37)		(0.31)	—	(0.27)	(0.34)	(0.16)	(0.48)
Net asset value, end of year	$29.15		$29.03	$30.01		$29.26		$28.41	$25.46	$24.66	$25.69	$26.50	$26.90
Market Price, end of year	$29.15		$29.06	$30.00					$25.44	$24.80	$25.74
Total Return
Total investment return based on net asset value(d)	0.42%		(2.80)%	3.93	%(e)	4.30	%(e)	3.85%	3.25%	(2.97)%	(1.77)%	(0.90)%	0.36%
Total investment return based on Market Price(h)	0.31%		(2.67)%	3.79%					2.58%	(2.60)%	(1.47)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,062,579		$1,074,120	$1,000,840		$722,844		$383,501	$6,365	$14,794	$21,837	$26,504	$63,225
Ratio to average net assets of:
Expenses(f)	0.76%		0.76%	0.76%		0.75%		0.75%	0.76%	0.76%	0.75%	0.75%	0.75%
Net investment income (loss)*	1.72%		1.48%	1.27%		1.16%		1.22%	1.50%	1.86%	1.23%	1.37%	1.39%
Portfolio turnover rate(g)	285%		312%	81%		119%		159%	68%	99%	101%	58%	146%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Less than $(0.005) per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(h)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Market Neutral Tracker ETF						IQ Hedge Long/Short Tracker ETF				IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,				For the Period October 4, 2012(a) to April 30, 2013		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period March 24, 2015(a) to April 30, 2015		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period March 24, 2015(a) to April 30, 2015
	2017	2016	2015	2014
Net asset value, beginning of period	$25.49	$25.53	$25.77	$25.69	$24.98		$18.88	$19.93	$20.00		$19.40	$20.01	$19.95
Income from Investment Operations
Net investment income(b)*	0.36	0.27	0.16	0.16	0.06		0.35	0.41	0.04		0.56	0.54	0.02
Net realized and unrealized gain (loss) on investments	(0.25)	(0.33)	(0.09)	0.12	0.68		1.19	(1.10)	(0.11)		1.09	(1.03)	0.03
Distributions of net realized gains from investments in other investment companies	0.00 (c)	0.02	0.03	0.02	0.03		0.00 (c)	—	—		0.00 (c)	0.23	0.01
Net increase (decrease) in net assets resulting from investment operations	0.11	(0.04)	0.10	0.30	0.77		1.54	(0.69)	(0.07)		1.65	(0.26)	0.06
Distributions from:
Net investment income	(0.35)	—	(0.34)	(0.22)	(0.06)		(0.06)	(0.36)	—		(0.46)	(0.35)	—
Net asset value, end of period	$25.25	$25.49	$25.53	$25.77	$25.69		$20.36	$18.88	$19.93		$20.59	$19.40	$20.01
Market Price, end of period	$25.25	$25.43	$25.50				$20.34	$18.72	$20.79		$20.59	$19.43	$20.00
Total Return
Total investment return based on net asset value(d)	0.44%	(0.15)%	0.40%	1.17%	3.10%		8.18%	(3.46)%	(0.35)%		8.58%	(1.26)%	0.30%
Total investment return based on Market Price(i)	0.67%	0.27%	0.43%				8.98%	(8.23)%	3.95	%(e)	8.44%	(1.04)%	0.25	%(e)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,364	$15,294	$12,766	$16,748	$5,137		$4,072	$1,888	$1,993		$3,088	$1,940	$2,001
Ratio to average net assets of:
Expenses(f)	0.76%	0.76%	0.76%	0.75%	0.76	%(g)	0.77%	0.76%	0.75	%(g)	0.76%	0.79%	0.75	%(g)
Net investment income (loss)*	1.40%	1.09%	0.64%	0.64%	0.40	%(g)	1.78%	2.15%	1.73	%(g)	2.80%	2.81%	1.31	%(g)
Portfolio turnover rate(h)	99%	135%	101%	51%	29%		147%	94%	4%		68%	16%	6%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Excludes expenses incurred by the underlying investments in other funds.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(i)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Resources ETF								IQ Merger Arbitrage ETF
	For the Year Ended April 30,								For the Year Ended April 30,
	2017	2016		2015		2014		2013	2017		2016	2015	2014	2013
Net asset value, beginning of year	$24.70	$27.18		$29.21		$28.50		$28.95	$28.44		$28.92	$27.09	$25.60	$26.02
Income from Investment Operations
Net investment income(a)*	0.33	0.56		0.37		0.41		0.40	0.24	(g)	0.02	0.04	0.03	0.09
Net realized and unrealized gain (loss) on investments	0.89	(2.48)		(2.05)		0.61		(0.48)	1.59		(0.25)	1.79	1.72	(0.46)
Net increase (decrease) in net assets resulting from investment operations	1.22	(1.92)		(1.68)		1.02		(0.08)	1.83		(0.23)	1.83	1.75	(0.37)
Distributions from:
Net investment income	(0.10)	(0.56)		(0.35)		(0.31)		(0.37)	(0.06)		(0.25)	—	(0.26)	(0.05)
Net asset value, end of year	$25.82	$24.70		$27.18		$29.21		$28.50	$30.21		$28.44	$28.92	$27.09	$25.60
Market Price, end of year	$25.95	$24.78		$27.18					$30.27		$28.51	$28.97
Total Return
Total investment return based on net asset value(b)	4.94%	(6.71	)%(c)	(5.75	)%(c)	3.61	%(c)	(0.35)%	6.45%		(0.79)%	6.76%	6.88%	(1.42)%
Total investment return based on Market Price(f)	5.13%	(6.41)%		(5.97)%					6.39%		(0.73)%	6.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$179,450	$67,924		$66,587		$84,719		$85,511	$188,833		$139,367	$121,447	$33,862	$14,078
Ratio to average net assets of:
Expenses(d)	0.75%	0.76%		0.75%		0.75%		0.76%	0.76%		0.76%	0.76%	0.75%	0.76%
Net investment income (loss)*	1.29%	2.39%		1.32%		1.45%		1.39%	0.82	%(g)	0.09%	0.14%	0.13%	0.36%
Portfolio turnover rate(e)	199%	325%		182%		116%		119%	268%		272%	447%	353%	374%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Excludes expenses incurred by the underlying investments in other funds.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.
(g)	Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of $0.14 per share owned of Calsonic Kansei Corp. on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.10 and 0.34% respectively.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Real Return ETF						IQ Australia Small Cap ETF
	For the Year Ended April 30,						For the Year Ended April 30,
	2017	2016		2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$26.73	$26.70		$26.33	$26.50	$26.23	$15.17	$16.31	$19.22	$21.34	$23.25
Income from Investment Operations
Net investment income(a)*	0.22	0.09		0.05	0.09	0.06	0.50	0.43	0.57	0.53	0.62
Net realized and unrealized gain (loss) on investments	0.30	(0.06)		0.35	(0.23)	0.23	0.84	(0.93)	(2.60)	(1.93)	(2.14)
Net increase (decrease) in net assets resulting from investment operations	0.52	0.03		0.40	(0.14)	0.29	1.34	(0.50)	(2.03)	(1.40)	(1.52)
Distributions from:
Net investment income	—	(0.00	)(b)	(0.03)	(0.03)	(0.02)	(0.28)	(0.64)	(0.88)	(0.72)	(0.39)
Net asset value, end of year	$27.25	$26.73		$26.70	$26.33	$26.50	$16.23	$15.17	$16.31	$19.22	$21.34
Market Price, end of year	$27.27	$26.72		$26.81			$16.23	$15.10	$16.42
Total Return
Total investment return based on net asset value(c)	1.94%	0.11%		1.50%	(0.54)%	1.09%	8.98%	(2.59)%	(10.43)%	(6.32)%	(6.51)%
Total investment return based on Market Price(f)	2.06%	(0.32)%		1.96%			9.45%	(3.70)%	(9.84)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,608	$26,727		$28,031	$26,329	$60,954	$8,117	$6,826	$5,708	$8,649	$13,870
Ratio to average net assets of:
Expenses(d)	0.49%	0.49%		0.48%	0.48%	0.48%	0.70%	0.70%	0.70%	0.69%	0.69%
Net investment income (loss)*	0.82%	0.33%		0.18%	0.36%	0.23%	3.07%	3.08%	3.22%	2.84%	2.98%
Portfolio turnover rate(e)	71%	109%		91%	45%	72%	27%	40%	36%	31%	29%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Greater than $(0.005) per share.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	Excludes expenses incurred by the underlying investments in other funds.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(f)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Canada Small Cap ETF
	For the Year Ended April 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.64	$18.67	$23.80	$21.31	$26.17
Income from Investment Operations
Net investment income(a)*	0.21	0.28	0.27	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.20)	(1.96)	(5.22)	2.51	(4.27)
Net increase (decrease) in net assets resulting from investment operations	0.01	(1.68)	(4.95)	2.80	(3.99)
Distributions from:
Net investment income	(0.29)	(0.35)	(0.18)	(0.31)	(0.87)
Net asset value, end of year	$16.36	$16.64	$18.67	$23.80	$21.31
Market Price, end of year	$16.34	$16.22	$18.63
Total Return
Total investment return based on net asset value(b)	0.11%	(8.29)%	(20.81)%	13.32%	(15.49)%
Total investment return based on Market Price(e)	2.55%	(10.39)%	(20.71)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,635	$10,814	$10,270	$16,663	$15,981
Ratio to average net assets of:
Expenses(c)	0.70%	0.70%	0.69%	0.69%	0.70%
Net investment income (loss)*	1.24%	1.98%	1.25%	1.37%	1.21%
Portfolio turnover rate(d)	36%	27%	33%	38%	41%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(c)	Excludes expenses incurred by the underlying investments in other funds.
(d)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Agribusiness Small Cap ETF					IQ Global Oil Small Cap ETF
	For the Year Ended April 30,					For the Year Ended April 30,
	2017	2016	2015	2014	2013	2017		2016	2015	2014	2013
Net asset value, beginning of year	$30.12	$27.26	$26.92	$26.41	$24.82	$11.77		$17.47	$22.76	$19.36	$17.58
Income from Investment Operations
Net investment income(a)*	0.31	0.41	0.31	0.35	0.31	0.14	(f)	0.17	0.25	0.19	0.15
Net realized and unrealized gain (loss) on investments	2.94	2.82	0.44	0.58	1.64	(0.77)		(5.58)	(5.25)	3.36	1.93
Net increase in net assets resulting from investment operations	3.25	3.23	0.75	0.93	1.95	(0.63)		(5.41)	(5.00)	3.55	2.08
Distributions from:
Net investment income	(0.38)	(0.37)	(0.41)	(0.42)	(0.36)	(0.36)		(0.29)	(0.29)	(0.15)	(0.30)
Net asset value, end of year	$32.99	$30.12	$27.26	$26.92	$26.41	$10.78		$11.77	$17.47	$22.76	$19.36
Market Price, end of year	$33.05	$29.52	$27.27			$10.77		$11.96	$17.42
Total Return
Total investment return based on net asset value(b)	10.86%	11.93%	2.92%	3.50%	7.91%	(5.76)%		(30.69)%	(21.80)%	18.44%	12.09%
Total investment return based on Market Price(e)	13.32%	9.66%	3.15%			(7.34)%		(29.39)%	(21.58)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,195	$12,047	$13,630	$25,572	$36,977	$2,695		$2,943	$5,240	$2,276	$1,936
Ratio to average net assets of:
Expenses(c)	0.76%	0.76%	0.76%	0.75%	0.75%	0.79%		0.84%	0.76%	0.76%	0.76%
Net investment income (loss)*	0.99%	1.48%	1.16%	1.29%	1.24%	1.25	%(f)	1.34%	1.41%	0.93%	0.86%
Portfolio turnover rate(d)	35%	31%	33%	25%	17%	40%		52%	58%	42%	30%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(c)	Excludes expenses incurred by the underlying investments in other funds.
(d)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(e)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.
(f)	Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of $0.02 per share owned of Subsea 7 SA on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.12 and 1.10% respectively.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ U.S. Real Estate Small Cap ETF					IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,					For the Year Ended April 30, 2017	For the Period July 22, 2015(a) to April 30, 2016
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$25.14	$26.77	$25.44	$27.07	$20.42	$17.68	$19.94
Income from Investment Operations
Net investment income(b)*	0.71	0.90	1.07	1.22	0.83	0.46	0.37
Net realized and unrealized gain (loss) on investments	2.88	(1.09)	1.57	(0.96)	7.00	2.18	(2.42)
Distributions of net realized gains from investments in other investment companies	0.00 (c)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from investment operations	3.59	(0.19)	2.64	0.26	7.83	2.64	(2.05)
Distributions from:
Net investment income	(0.71)	(0.88)	(1.04)	(1.24)	(1.18)	(0.44)	(0.21)
Net realized gain	—	—	—	—	—	(0.20)	—
Return of capital	(0.88)	(0.56)	(0.27)	(0.65)	—	—	—
Total distributions from net investment income and return of capital	(1.59)	(1.44)	(1.31)	(1.89)	(1.18)	(0.64)	(0.21)
Net asset value, end of year	$27.14	$25.14	$26.77	$25.44	$27.07	$19.68	$17.68
Market Price, end of year	$27.15	$25.10	$26.82			$19.75	$17.59
Total Return
Total investment return based on net asset value(d)	14.60%	(0.51)%	10.44%	1.65%	39.85%	15.29%	(10.33)%
Total investment return based on Market Price(i)	14.79%	(0.83)%	10.51%			16.28%	(10.77	)%(g)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$114,001	$76,663	$95,048	$52,146	$58,192	$208,595	$76,010
Ratio to average net assets of:
Expenses(e)	0.70%	0.70%	0.69%	0.69%	0.69%	0.36%	0.36	%(h)
Net investment income (loss)	2.64%	3.62%	3.97%	4.91%	3.70%	2.55%	2.71	%(h)
Portfolio turnover rate(f)	28%	28%	17%	35%	16%	8%	7%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(g)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	Annualized.
(i)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE Europe ETF			IQ 50 Percent Hedged FTSE Japan ETF			IQ Leaders GTAA Tracker ETF
	For the Year Ended April 30, 2017	For the Period July 22, 2015(a) to April 30, 2016		For the Year Ended April 30, 2017	For the Period July 22, 2015(a) to April 30, 2016		For the Year Ended April 30, 2017	For the Period September 30, 2015(a) to April 30, 2016
Net asset value, beginning of period	$17.63	$19.90		$17.33	$20.16		$20.96	$20.00
Income from Investment Operations
Net investment income(b)*	0.62	0.36		0.27	0.27		0.48	0.26
Net realized and unrealized gain (loss) on investments	1.96	(2.41)		1.95	(3.10)		1.80	0.78
Distributions of net realized gains from investments in other investment companies	—	—		—	—		0.00 (h)	0.06
Net increase (decrease) in net assets resulting from investment operations	2.58	(2.05)		2.22	(2.83)		2.28	1.10
Distributions from:
Net investment income	(0.63)	(0.22)		(0.42)	—		(0.41)	(0.14)
Net realized gain	(0.76)	—		—	—		—	—
Total distributions from net investment income and realized gains	(1.39)	(0.22)		(0.42)	—		(0.41)	(0.14)
Net asset value, end of period	$18.82	$17.63		$19.13	$17.33		$22.83	$20.96
Market Price, end of period	$18.90	$17.82		$19.16	$17.83		$22.84	$20.21
Total Return
Total investment return based on net asset value(c)	15.48%	(10.33)%		13.18%	(14.05)%		10.99%	5.50%
Total investment return based on Market Price(i)	14.78%	(9.38	)%(d)	10.17%	(11.56	)%(d)	15.18%	1.72	(d)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,845	$46,724		$27,740	$25,125		$34,240	$2,096
Ratio to average net assets of:
Expenses(e)	0.46%	0.46	%(f)	0.46%	0.46	%(f)	0.46%	0.46	%(f)
Net investment income (loss)*	3.52%	2.65	%(f)	1.53%	1.85	%(f)	2.23%	2.18	%(f)
Portfolio turnover rate(g)	14%	10%		15%	11%		105%	116%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(h)	Less than $0.005 per share.
(i)	The market price returns are calculated using the mean between the last bid and ask prices. Prior to 2017 the closing price listed on the NYSE Arca was used.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Enhanced Core Bond U.S. ETF		IQ Enhanced Core Plus Bond U.S. ETF		IQ S&P High Yield Low Volatility Bond ETF
	For the Period May 10, 2016(a) to April 30, 2017		For the Period May 10, 2016(a) to April 30, 2017		For the Period February 15, 2017(a) to April 30, 2017
Net asset value, beginning of period	$20.00		$20.00		$25.00

Income from Investment Operations
Net investment income(b)*	0.41		0.53		0.20
Net realized and unrealized loss on investments	(0.49)		(0.03)		0.10
Distributions of net realized gains from investments in other investment companies	0.01		0.01		—
Net decrease in net assets resulting from investment operations	(0.07)		0.51		0.30

Distributions from:
Net investment income	(0.40)		(0.53)		(0.10)
Net asset value, end of period	$19.53		$19.98		$25.20
Market Price, end of period	$19.54		$19.99		$25.34

Total Return
Total investment return based on net asset value(c)	(0.31)%		2.57%		1.40%
Total investment return based on Market Price(h)	(0.29	)%(d)	2.61	%(d)	1.93	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,232		$230,787		$49,145
Ratio to average net assets of:
Expenses net of waivers(e)	0.20	%(f)	0.20	%(f)	0.40	%(f)
Expenses excluding waivers(e)	0.25	%(f)	0.25	%(f)	0.41	%(f)
Net investment income (loss)*	2.14	%(f)	2.73	%(f)	4.05	%(f)
Portfolio turnover rate(g)	265%		147%		15%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
(d)	Since the shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate market returns.
(e)	Excludes expenses incurred by the underlying investments in other funds.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
(h)	The market price returns are calculated using the mean between the last bid and ask prices.

See notes to financial statements.

Notes to Financial Statements

April 30, 2017

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of twenty operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.

Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF	Diversified	March 24, 2009
IQ Hedge Macro Tracker ETF	Diversified	June 8, 2009
IQ Hedge Market Neutral Tracker ETF	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF and IQ Hedge Event-Driven Tracker ETF	Diversified	March 24, 2015
IQ Real Return ETF	Diversified	October 26, 2009
IQ S&P High Yield Low Volatility Bond ETF	Diversified	February 15, 2017
IQ Global Resources ETF	Non-diversified	October 26, 2009
IQ Merger Arbitrage ETF	Non-diversified	November 16, 2009
IQ Australia Small Cap ETF and IQ Canada Small Cap ETF	Non-diversified	March 22, 2010
IQ Global Agribusiness Small Cap ETF	Non-diversified	March 21, 2011
IQ Global Oil Small Cap ETF	Non-diversified	May 4, 2011
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 13, 2011
IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF	Non-diversified	July 22, 2015
IQ Leaders GTAA Tracker ETF	Non-diversified	September 30, 2015
IQ Enhanced Core Bond U.S. ETF and IQ Enhanced Core Plus Bond U.S. ETF	Non-diversified	May 10, 2016

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the Underlying Index). The underlying indices for the Funds are listed below:

Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Real Return ETF	IQ Real Return Index
IQ Australia Small Cap ETF	IQ Australia Small Cap Index
IQ Canada Small Cap ETF	IQ Canada Small Cap Index
IQ Global Agribusiness Small Cap ETF	IQ Global Agribusiness Small Cap Index
IQ Global Oil Small Cap ETF	IQ Global Oil Small Cap Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Europe ETF	FTSE Developed Europe 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Japan ETF	FTSE Japan 50% Hedged to USD Index
IQ Leaders GTAA Tracker ETF	IQ Leaders GTAA Index
IQ Enhanced Core Bond U.S. ETF	IQ Enhanced Core Bond U.S. Index
IQ Enhanced Core Plus Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index

Notes to Financial Statements (continued)

April 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which may provide general indemnifications.

Investment Valuation

Each Fund issues and redeems Shares on a continuous basis at net asset value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the Shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price or Creation Units, the NAV will be calculated to five decimal places.

In calculating NAV, the Fund’s exchange-traded Equity Securities will be valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on exchange-traded funds is taken from the exchange where the security is primarily traded.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to the close of regular trading on the NYSE, and the value of such securities used in computing the Fund’s NAV are generally determined as of such time. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

Debt Securities are generally valued using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Short-term Debt Instruments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Notes to Financial Statements (continued)

April 30, 2017

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange. Exchange-traded option contracts, including options, futures and swaps, will be valued at their most recent sale price. If no such sales are reported, these contracts will be valued at their last traded price.

Over-the counter (“OTC”) traded Financial Instruments, including OTC-traded options, forwards and currency-related derivatives, will normally be valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.

Investment company securities (other than ETFs) will be valued at NAV.

Foreign securities and instruments will be valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Advisor using procedures adopted by the Board of Trustees (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund automatically sweeps uninvested cash balances into a money market fund, the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class. The Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio has no redemption restriction and is valued at the daily NAV.

Under normal conditions, each Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management Fund. The Dreyfus Government Cash Management’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Government Cash Management has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Notes to Financial Statements (continued)

April 30, 2017

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, IndexIQ Advisors LLC (the “Advisor”) may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2017 is disclosed at the end of each Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial

Notes to Financial Statements (continued)

April 30, 2017

statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

Foreign Taxes

The Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended April 30, 2017, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains/(losses) are included in the reported net realized and unrealized gains/(losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

Securities Lending

The Bank of New York Mellon serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees

Notes to Financial Statements (continued)

April 30, 2017

paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Funds’ securities if the borrower defaults.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

In accordance with the securities lending agreement between the Funds and the Bank of New York Mellon, the Funds will be indemnified by the Bank of New York Mellon in the event of default of a third party Borrower.

The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2017, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, STRIPs and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:

	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$200,211,821	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	1,287,677	—	—	1,534	1,534
IQ Hedge Market Neutral Tracker ETF	2,259,107	—	—	—	—
IQ Hedge Long/Short Tracker ETF	315,173	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	76,542	—	—	—	—
IQ Global Resources ETF	2,091,984	1,636	59,795	6,087,377	6,148,808
IQ Merger Arbitrage ETF	2,400,238	2,073	221,856	5,082,690	5,306,619
IQ Real Return ETF	3,489,074	3,106	171,267	1,909,442	2,083,815
IQ Australia Small Cap ETF	1,126,757	3,183	2,806	99,656	105,645
IQ Canada Small Cap ETF	832,449	—	—	—	—
IQ Global Agribusiness Small Cap ETF	500,300	3,689	4,201	744,746	752,636
IQ Global Oil Small Cap ETF	644,567	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	9,870,960	19,595	1,023,209	24,556,428	25,599,232
IQ 50 Percent Hedged FTSE International ETF	5,248,703	—	—	147,653	147,653
IQ 50 Percent Hedged FTSE Europe ETF	2,849,661	—	—	29,972	29,972
IQ 50 Percent Hedged FTSE Japan ETF	161,066	—	—	151,642	151,642
IQ Leaders GTAA Tracker ETF	7,929,366	948	52,279	391,684	444,911
IQ Enhanced Core Bond U.S. ETF	43,750	26,482	1,460,101	10,939,434	12,426,017
IQ Enhanced Core Plus Bond U.S. ETF	35,309,561	48	2,676	20,050	22,774

The collateral amount presented is in excess of the securities on loan.

Notes to Financial Statements (continued)

April 30, 2017

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation on total return swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

At April 30, 2017 the unrealized appreciation/depreciation on total return swap contracts for the following funds were zero, reflecting a reset date at period end based on the contractual agreement with Bank of America Merrill Lynch and Morgan Stanley Capital Service LLC (“Morgan Stanley”), each Fund’s counterparty.

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Leaders GTAA Tracker ETF

Notes to Financial Statements (continued)

April 30, 2017

As of April 30, 2017, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with the Bank of New York Mellon are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received[1]	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$195,023,531	$(195,023,531)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	1,261,359	(1,261,359)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	2,209,699	(2,209,699)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	306,108	(306,108)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	74,284	(74,284)	—	—	—	—
IQ Global Resources ETF	7,946,393	(7,946,393)	—	—	—	—
IQ Merger Arbitrage ETF	7,519,320	(7,519,320)	—	—	—	—
IQ Real Return ETF	5,430,091	(5,430,091)	—	—	—	—
IQ Australia Small Cap ETF	1,169,028	(1,169,028)	—	—	—	—
IQ Canada Small Cap ETF	797,083	(797,083)	—	—	—	—
IQ Global Agribusiness Small Cap ETF	1,211,586	(1,211,586)	—	—	—	—
IQ Global Oil Small Cap ETF	619,533	(619,533)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	33,816,125	(33,816,125)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	5,136,502	(5,136,502)	—	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	2,744,208	(2,744,208)	—	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	294,596	(294,596)	—	—	—	—
IQ Leaders GTAA Tracker ETF	8,187,870	(8,187,870)	—	—	—	—
IQ Enhanced Core Bond U.S. ETF	12,066,518	(12,066,518)	—	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	34,578,216	(34,578,216)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—	—	—	—

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

At April 30, 2017 the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$295,628	$(295,628)	$—	$1,287,232	$(295,628)	$991,604
IQ 50 Percent Hedged FTSE Europe ETF
Morgan Stanley	8,448	(8,448)	—	827,101	(8,448)	818,653
IQ 50 Percent Hedged FTSE Japan ETF
Merrill Lynch	25,411	(9,231)	16,180	9,231	(9,231)	—

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value. Distributions of realized capital

Notes to Financial Statements (continued)

April 30, 2017

gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually; the IQ U.S. Real Estate Small Cap ETF distributes income quarterly. IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF distribute income monthly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the financial highlights.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to the Fund and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trusts, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund (including arranging for sub-advisory services) subject to the supervision of the Independent Trustees of the Trust (“Independent Trustees”). Pursuant to the Advisory Agreement, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Global Resources ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ Real Return ETF	0.48%
IQ Australia Small Cap ETF	0.69%
IQ Canada Small Cap ETF	0.69%
IQ Global Agribusiness Small Cap ETF	0.75%
IQ Global Oil Small Cap ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ 50 Percent Hedged FTSE Europe ETF	0.45%
IQ 50 Percent Hedged FTSE Japan ETF	0.45%
IQ Leaders GTAA Tracker ETF	0.45%
IQ Enhanced Core Bond U.S. ETF	0.25%
IQ Enhanced Core Plus Bond U.S. ETF	0.25%
IQ S&P High Yield Low Volatility Bond ETF	0.40%

Such fee is accrued daily and paid monthly.

The Advisor has agreed to pay all expenses of the Funds, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder. On March 30, 2017 the Board of Trustees agreed to reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Funds.

Notes to Financial Statements (continued)

April 30, 2017

For the IQ Enhanced Core Bond U.S. ETF and the IQ Enhanced Core Plus Bond U.S. ETF, the Advisor has entered into a Fee Waiver Agreement with the Funds under which it has contractually agreed, until August 28, 2017, to waive a portion of its management fee equal to 0.05% of the average daily net assets of each Fund. The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

For the IQ S&P High Yield Low Volatility Bond ETF the Advisor has entered into a Fee Waiver Agreement with the Fund under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee and/or reimburse expenses of the Fund to not more than 0.40% of the average daily net assets of the Fund. The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

Investment Sub-Advisory Agreement

MacKay Shields LLC (“MacKay Shields” or the (“Sub-Advisor”)), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Sub-Advisor to the IQ S&P High Yield Low Volatility Bond ETF and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between IndexIQ Advisors LLC and MacKay Shields, IndexIQ Advisors LLC pays for the services of the Sub-Advisor.

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Services Agreement. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds, also as described in Note 4 below. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2017, there were an unlimited number of no par value shares of beneficial interest authorized by the Trust. Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with

Notes to Financial Statements (continued)

April 30, 2017

the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

5. FEDERAL INCOME TAX

At April 30, 2017, the cost of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$1,256,627,539	$11,151,038	$(1,766,893)	$9,384,145
IQ Hedge Macro Tracker ETF	7,710,626	56,672	(96,229)	(39,557)
IQ Hedge Market Neutral Tracker ETF	13,496,084	162,814	(21,326)	141,488
IQ Hedge Long/Short Tracker ETF	4,353,391	44,061	(14,717)	29,344
IQ Hedge Event-Driven Tracker ETF	3,134,588	33,853	(1,223)	32,630
IQ Global Resources ETF	189,699,867	3,836,343	(6,490,344)	(2,654,001)
IQ Merger Arbitrage ETF	190,981,700	5,790,646	(1,417,111)	4,373,535
IQ Real Return ETF	31,718,849	479,975	(97,732)	382,243
IQ Australia Small Cap ETF	9,580,147	800,181	(1,136,767)	(336,586)
IQ Canada Small Cap ETF	12,995,529	893,688	(2,429,726)	(1,536,038)
IQ Global Agribusiness Small Cap ETF	11,704,567	3,145,807	(1,208,954)	1,936,853
IQ Global Oil Small Cap ETF	3,674,856	217,578	(561,096)	(343,518)
IQ U.S. Real Estate Small Cap ETF	120,739,462	10,519,180	(7,438,606)	3,080,574
IQ 50 Percent Hedged FTSE International ETF	196,442,750	22,934,512	(5,934,756)	16,999,756
IQ 50 Percent Hedged FTSE Europe ETF	82,642,086	4,696,871	(2,680,882)	2,015,989
IQ 50 Percent Hedged FTSE Japan ETF	26,528,370	2,730,427	(1,423,317)	1,307,110
IQ Leaders GTAA Tracker ETF	40,342,894	1,922,895	(103,854)	1,819,041
IQ Enhanced Core Bond U.S. ETF	74,835,487	121,961	(669,320)	(547,359)
IQ Enhanced Core Plus Bond U.S. ETF	265,889,712	1,551,870	(1,312,629)	239,241
IQ S&P High Yield Low Volatility Bond ETF	48,325,258	338,422	(58,750)	279,672

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2017.

Notes to Financial Statements (continued)

April 30, 2017

At April 30, 2017, the Components of Undistributed (Accumulated) Earnings (Losses) on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$(2,350,132)	$(70,686,550)	$9,384,145	$(63,652,537)
IQ Hedge Macro Tracker ETF	—	(6,092,680)	(39,557)	(6,132,237)
IQ Hedge Market Neutral Tracker ETF	(146,146)	(504,802)	141,488	(509,460)
IQ Hedge Long/Short Tracker ETF	(11,184)	(108,143)	29,344	(89,983)
IQ Hedge Event-Driven Tracker ETF	32,303	(74,311)	32,630	(9,378)
IQ Global Resources ETF	(3,146,506)	(44,357,206)	(2,655,151)	(50,158,863)
IQ Merger Arbitrage ETF	(1,879,168)	(343,886)	4,359,243	2,136,189
IQ Real Return ETF	131,471	(2,091,816)	382,243	(1,578,102)
IQ Australia Small Cap ETF	248,888	(8,857,486)	(336,636)	(8,945,234)
IQ Canada Small Cap ETF	184,547	(20,409,599)	(1,536,105)	(21,761,157)
IQ Global Agribusiness Small Cap ETF	60,012	(8,511,629)	1,936,337	(6,515,280)
IQ Global Oil Small Cap ETF	36,007	(1,920,479)	(343,567)	(2,228,039)
IQ U.S. Real Estate Small Cap ETF	—	(4,189,080)	3,080,574	(1,108,506)
IQ 50 Percent Hedged FTSE International ETF	1,333,018	2,287	16,978,151	18,313,456
IQ 50 Percent Hedged FTSE Europe ETF	474,656	(450,384)	2,003,660	2,027,932
IQ 50 Percent Hedged FTSE Japan ETF	165,764	(1,563,476)	1,306,529	(91,183)
IQ Leaders GTAA Tracker ETF	96,008	(559,572)	1,819,041	1,355,477
IQ Enhanced Core Bond U.S. ETF	—	(2,558,755)	(547,359)	(3,106,114)
IQ Enhanced Core Plus Bond U.S. ETF	—	(4,308,420)	239,241	(4,069,179)
IQ S&P High Yield Low Volatility Bond ETF	141,320	(18,340)	279,672	402,652

1	Includes late year ordinary loss, if any.
2	Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

Notes to Financial Statements (continued)

April 30, 2017

At April 30, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:

Fund	Undistributed Net Investment Income/(Accumulated Net Investment Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
IQ Hedge Multi-Strategy Tracker ETF	$(19,577,023)	$22,550,443	$(2,973,420)
IQ Hedge Macro Tracker ETF	87,971	117,360	(205,331)
IQ Hedge Market Neutral Tracker ETF	(346,398)	340,167	6,231
IQ Hedge Long/Short Tracker ETF	(32,827)	(113,406)	146,233
IQ Hedge Event-Driven Tracker ETF	17,786	(69,176)	51,390
IQ Global Resources ETF	(4,996,438)	(3,445,078)	8,441,516
IQ Merger Arbitrage ETF	(2,688,158)	508,246	2,179,912
IQ Real Return ETF	(4,241)	(26,445)	30,686
IQ Australia Small Cap ETF	27,430	(179,278)	151,848
IQ Canada Small Cap ETF	42,361	(310,826)	268,465
IQ Global Agribusiness Small Cap ETF	5,373	(390,510)	385,137
IQ Global Oil Small Cap ETF	89,593	(330,971)	241,378
IQ U.S. Real Estate Small Cap ETF	2,867,436	(2,994,317)	126,881
IQ 50 Percent Hedged FTSE International ETF	(148,970)	(598,201)	747,171
IQ 50 Percent Hedged FTSE Europe ETF	(58,744)	2,519,171	(2,460,427)
IQ 50 Percent Hedged FTSE Japan ETF	(26,161)	26,161	—
IQ Leaders GTAA Tracker ETF	37,441	(1,470,999)	1,433,558
IQ Enhanced Core Bond U.S. ETF	7,712	(135,224)	127,512
IQ Enhanced Core Plus Bond U.S. ETF	82,981	(148,939)	65,958
IQ S&P High Yield Low Volatility Bond ETF	—	(4,436)	4,436

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of foreign currency gains and losses, investments in passive foreign investment companies, publicly traded partnerships, grantors trusts, real estate investment trusts, regulated investment companies, swaps, and redemptions in-kind.

Notes to Financial Statements (continued)

April 30, 2017

The tax character of distributions paid during the years ended April 30, 2017 and 2016 were as follows:

	2017			2016
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$21,554	$—	$—	$5,414,930	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—	186,676	—	—
IQ Hedge Market Neutral Tracker ETF	173,905	—	—	—	—	—
IQ Hedge Long/Short Tracker ETF	5,839	—	—	35,914	—	—
IQ Hedge Event-Driven Tracker ETF	114,315	—	—	35,251	—	—
IQ Global Resources ETF	676,550	—	—	1,098,143	—	—
IQ Merger Arbitrage ETF	291,365	—	—	992,736	—	—
IQ Real Return ETF	—	—	—	2,630	—	—
IQ Australia Small Cap ETF	154,748	—	—	225,046	—	—
IQ Canada Small Cap ETF	190,190	—	—	192,923	—	—
IQ Global Agribusiness Small Cap ETF	171,392	—	—	166,361	—	—
IQ Global Oil Small Cap ETF	126,350	—	—	72,240	—	—
IQ U.S. Real Estate Small Cap ETF	2,277,082	—	2,848,754	3,031,724	—	1,905,746
IQ 50 Percent Hedged FTSE International ETF	4,089,859	1,235,234	—	446,626	—	—
IQ 50 Percent Hedged FTSE Europe ETF	2,199,652	730,802	—	331,580	—	—
IQ 50 Percent Hedged FTSE Japan ETF	614,409	—	—	—	—	—
IQ Leaders GTAA Tracker ETF	576,860	—	—	13,810	—	—
IQ Enhanced Core Bond U.S. ETF	1,478,105	—	—	NA1	NA1	NA1
IQ Enhanced Core Plus Bond U.S. ETF	5,319,018	—	—	NA1	NA1	NA1
IQ S&P High Yield Low Volatility Bond ETF	181,476	—	—	NA1	NA1	NA1

1	Since commencement of operations was after the fiscal year end for 2016, this Fund has been excluded from the table.

Notes to Financial Statements (continued)

April 30, 2017

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2017, the Funds incurred and elected to defer to May 1, 2017 post-October losses and late year ordinary losses of:

Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$(2,350,132)	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—
IQ Hedge Market Neutral Tracker ETF	(146,146)	—	—
IQ Hedge Long/Short Tracker ETF	(11,184)	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Global Resources ETF	(3,146,506)	—	—
IQ Merger Arbitrage ETF	(1,879,168)	—	—
IQ Real Return ETF	—	—	—
IQ Australia Small Cap ETF	—	—	—
IQ Canada Small Cap ETF	—	—	—
IQ Global Agribusiness Small Cap ETF	—	—	—
IQ Global Oil Small Cap ETF	—	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	—	(287,715)	(162,669)
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—
IQ Leaders GTAA Tracker ETF	—	—	—
IQ Enhanced Core Bond U.S. ETF	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, are effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Notes to Financial Statements (continued)

April 30, 2017

At April 30, 2017, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fund	Short-Term Expiring April 30, 2018	Short-Term Expiring April 30, 2019	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$841,667	$5,603,304	$—	$64,241,579	$—
IQ Hedge Macro Tracker ETF	80,017	531,209	—	4,308,158	1,173,296
IQ Hedge Market Neutral Tracker ETF	—	—	95,651	452,062	52,740
IQ Hedge Long/Short Tracker ETF	—	—	—	55,361	52,782
IQ Hedge Event-Driven Tracker ETF	—	—	—	59,720	14,591
IQ Global Resources ETF	—	—	518,593	25,949,560	18,407,646
IQ Merger Arbitrage ETF	—	—	4,809,818	343,886	—
IQ Real Return ETF	—	—	—	767,781	1,324,035
IQ Australia Small Cap ETF	—	—	—	2,784,562	6,072,924
IQ Canada Small Cap ETF	—	161,421	—	8,471,261	11,776,917
IQ Global Agribusiness Small Cap ETF	—	—	—	2,854,679	5,656,950
IQ Global Oil Small Cap ETF	—	—	—	646,931	1,273,548
IQ U.S. Real Estate Small Cap ETF	—	—	—	1,804,019	2,385,061
IQ 50 Percent Hedged FTSE International ETF	—	—	21,227	—	—
IQ 50 Percent Hedged FTSE Europe ETF	—	—	25,150	—	—
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—	818,907	744,569
IQ Leaders GTAA Tracker ETF	—	—	—	559,572	—
IQ Enhanced Core Bond U.S. ETF	—	—	—	2,558,755	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—	4,308,420	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—	18,340	—

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

If a Fund owns more than 5% of the outstanding voting shares of another issuer, the issuer may be considered affiliate. At April 30, 2017, the following funds held more than 5% of the outstanding voting shares of the issuers designated below:

IQ Hedge Multi-Strategy Tracker ETF

Affiliated Fund Name	Shares Held	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
CurrencyShares Euro Trust	175,373	$—	$59,994,035	$(41,819,708)	$(17,849)	$18,505,359	$—
SPDR S&P Emerging Markets SmallCap ETF	579,096	676,277	59,026,934	(31,148,688)	(1,898,120)	26,736,862	198,160
	754,469	$676,277	$119,020,969	$(72,968,396)	$(1,915,969)	$45,242,221	$198,160

Notes to Financial Statements (continued)

April 30, 2017

An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2017, New York Life Insurance & Annuity Corporation and New York Life Investment Management LLC were known to own beneficially greater than 5% of the shares outstanding of the following funds:

New York Life Investment Management LLC

Fund	% Ownership
IQ Global Resources ETF	59.92%
IQ 50 Percent Hedged FTSE International ETF	66.74%
IQ 50 Percent Hedged FTSE Europe ETF	62.79%
IQ Enhanced Core Bond U.S. ETF	49.53%
IQ Enhanced Core Plus Bond U.S. ETF	66.94%

New York Life Insurance

Fund	% Ownership
IQ Hedge Long/Short Tracker ETF	40.00%
IQ Hedge Event-Driven Tracker ETF	53.33%
IQ 50 Percent Hedged FTSE International ETF	12.61%
IQ 50 Percent Hedged FTSE Europe ETF	31.57%
IQ 50 Percent Hedged FTSE Japan ETF	91.54%
IQ Leaders GTAA Tracker ETF	94.85%
IQ Enhanced Core Bond U.S. ETF	12.37%
IQ Enhanced Core Plus Bond U.S. ETF	5.85%
IQ S&P High Yield Low Volatility Bond ETF	96.92%

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2017 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$3,201,602,213	$3,213,514,992	$151,513,616	$168,013,133
IQ Hedge Macro Tracker ETF	7,136,625	7,239,130	1,224,910	9,957,901
IQ Hedge Market Neutral Tracker ETF	13,271,567	13,725,739	1,291,142	5,085,159
IQ Hedge Long/Short Tracker ETF	3,361,898	3,087,303	3,971,678	2,254,238
IQ Hedge Event-Driven Tracker ETF	2,421,775	3,286,529	5,060,094	3,157,348
IQ Global Resources ETF	255,671,556	259,704,959	161,293,663	65,167,911
IQ Merger Arbitrage ETF	360,621,770	390,221,814	74,032,203	37,326,668
IQ Real Return ETF	19,245,058	18,992,638	4,053,392	2,669,015
IQ Australia Small Cap ETF	2,387,032	2,237,087	1,653,093	796,160
IQ Canada Small Cap ETF	3,882,943	3,892,081	903,886	850,470
IQ Global Agribusiness Small Cap ETF	4,596,590	4,572,455	1,532,948	1,607,134
IQ Global Oil Small Cap ETF	1,348,538	1,395,808	1,059,972	1,199,868
IQ U.S. Real Estate Small Cap ETF	25,186,639	24,633,462	52,824,176	20,312,566
IQ 50 Percent Hedged FTSE International ETF	22,345,895	11,876,638	108,477,100	4,258,748
IQ 50 Percent Hedged FTSE Europe ETF	6,837,346	6,105,831	97,490,415	63,501,156
IQ 50 Percent Hedged FTSE Japan ETF	3,818,871	4,139,412	—	—
IQ Leaders GTAA Tracker ETF	28,662,337	28,826,730	50,004,783	20,411,085
IQ Enhanced Core Bond U.S. ETF	175,441,748	175,465,653	110,708,344	33,498,546
IQ Enhanced Core Plus Bond U.S. ETF	275,162,261	278,244,133	334,364,012	96,476,154
IQ S&P High Yield Low Volatility Bond ETF	11,510,040	4,389,803	42,925,876	2,283,735

Notes to Financial Statements (continued)

April 30, 2017

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of total return swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Funds have an unrealized loss on a swap agreement, the Funds have instructed the custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

Certain of the Funds intend to use total return swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Pursuant to documentation governing the Funds’ swap transactions with Bank of America Merrill Lynch and Morgan Stanley, Bank of America Merrill Lynch and Morgan Stanley has the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2017, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures

Notes to Financial Statements (continued)

April 30, 2017

contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

At April 30, 2017, there were no open futures contracts.

Forward Foreign Currency Exchange Contracts

Certain Funds may enter into foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.

The Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

Upon entering into a forward foreign currency contract a Fund is required to segregate permissible liquid assets, or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward contracts by the Funds. Realized gains and losses on forward contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

The open forward foreign currency contracts at April 30, 2017, are listed in the Schedules of Investments. The unrealized appreciation/depreciation, as applicable, is included in the Statements of Assets and Liabilities.

Total Return Swaps reflects a reset date as of April 30, 2017, therefore, there is no unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities.

At April 30, 2017, the fair values of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Asset Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$295,628
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized appreciation on forward foreign currency contracts	8,448
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized appreciation on forward foreign currency contracts	25,411

Liability Derivatives

Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$(1,287,232)
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized depreciation on forward foreign currency contracts	(827,101)
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized depreciation on forward foreign currency contracts	(9,231)

Notes to Financial Statements (continued)

April 30, 2017

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2017 as follows:

Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(31,257,134)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$(142,542)
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(481,949)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$(43,590)
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		$3,538
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		$(4,977,928)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$(2,936,114)
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Forward foreign currency contracts	$4,366,975
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(500,620)
IQ 50 Percent Hedged FTSE Europe ETF
Realized gain (loss)
Forward foreign currency contracts	$2,696,888
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(575,878)
IQ 50 Percent Hedged FTSE Japan ETF
Realized gain (loss)
Forward foreign currency contracts	$(56,869)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$636,799
IQ Leaders GTAA Tracker ETF
Realized gain (loss)
Swap transactions		$68,977

Notes to Financial Statements (continued)

April 30, 2017

For the year ended April 30, 2017, the monthly average volume of the derivatives held by the Funds was as follows:

	Average Notional Value
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF	IQ Hedge Event-Driven Tracker ETF	IQ Global Resources ETF	IQ Merger Arbitrage ETF	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF
Asset Derivatives
Swap contracts	$331,483,116	$2,698,181	$3,823,123	$585,930	$353,279	$—	$—	$—	$—	$—	$4,002,205
Forward foreign currency contracts	—	—	—	—	—	—	—	231,417,821	69,057,082	38,965,569	—
Liability Derivatives
Swap contracts	$(325,658,799)	$(2,716,662)	$(3,829,041)	$(585,354)	$(354,335)	$(29,017,884)	$(31,816,494)	$—	$—	$—	$(4,002,603)
Forward foreign currency contracts	—	—	—	—	—	—	—	(231,174,111)	(68,922,158)	(38,972,184)	—

9. PAYMENT BY AFFILIATES

For the year ended April 30, 2017, the IQ 50 Percent Hedged FTSE International ETF received proceeds of $134,594 from the Advisor related to a trading error. This amount is represented in the Fund’s Statement of Operation.

10. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Currency Risk1

Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies) and much of the income received by the Fund will be in foreign currencies, but the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a Fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both the Fund’s ability to track the Underlying Index and Fund returns in general may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.

Currency Hedging Risk2

Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

Fund of Funds Risk3

Certain Funds’ investment performance, because they are funds of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk3

Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, exchange-traded vehicles (“ETVs”) and exchange-traded notes (“ETNs”) is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.

Notes to Financial Statements (continued)

April 30, 2017

Index Risk

The Funds’ Underlying Indexes and the Funds rebalance only on a monthly or quarterly basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Industry Concentration Risk

A Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Indexes may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Foreign Securities Risk

Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Total Return Swap Risk4

Total return swaps give the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Funds have the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Funds may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.

Small Capitalization Companies Risk5

Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.

High Yield Securities Risk6

High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”

Income Risk6

The Fund’s income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.

Call Risk6

During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Notes to Financial Statements (continued)

April 30, 2017

Credit Risk6

Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations.

Interest Rate Risk6

An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.

New Fund Risk6

The Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or it could ultimately liquidate.

1	Applies to IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, IQ 50 Percent Hedged FTSE Japan ETF and IQ S&P High Yield Low Volatility Bond ETF.
2	Applies to IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF.
3	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Real Return ETF, IQ Leaders GTAA Tracker, IQ Enhanced Core Bond U.S. ETF and IQ Enhanced Core Plus Bond U.S. ETF.
4	Applies to IQ Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Global Resources ETF, IQ Merger Arbitrage ETF and IQ Leaders GTAA Tracker ETF.
5	Applies to IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF and IQ U.S. Real Estate Small Cap ETF.
6	Applies to IQ Enhanced Core Bond U.S. ETF, IQ Enhanced Core Plus Bond U.S. ETF, and IQ S&P High Yield Low Volatility Bond ETF.

Notes to Financial Statements (continued)

April 30, 2017

11. REGULATORY MATTERS

In October 13, 2016 the SEC issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s Financial Statements and related disclosures.

12. SUBSEQUENT EVENTS

In the preparation of the financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the funds indicated in the table below, each a portfolio of IndexIQ ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, as of April 30, 2017, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated in the table below present fairly, in all material respects, the financial position of each of the funds indicated in the table below comprising the IndexIQ ETF Trust (collectively referred to as the “Funds”) as of April 30, 2017, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

Individual fund comprising the IndexIQ ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ Global Agribusiness Small Cap ETF
IQ Global Oil Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
	For the year ended April 30, 2017	For the years ended April 30, 2017 and 2016	For the years ended April 30, 2017, 2016 and 2015
IQ Hedge Long/Short Tracker ETF IQ Hedge Event-Driven Tracker ETF	For the year ended April 30, 2017	For the years ended April 30, 2017 and 2016	For the years ended April 30, 2017 and 2016, and the period from March 24, 2015 (commencement of operations) through April 30, 2015

Report of Independent Registered Public Accounting Firm (continued)

Individual fund comprising the IndexIQ ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
IQ 50 Percent Hedged FTSE International ETF IQ 50 Percent Hedged FTSE Europe ETF IQ 50 Percent Hedged FTSE Japan ETF	For the year ended April 30, 2017	For the year ended April 30, 2017 and the period from July 22, 2015 (commencement of operations) through April 30, 2016
IQ Leaders GTAA Tracker ETF	For the year ended April 30, 2017	For the year ended April 30, 2017 and the period from September 30, 2015 (commencement of operations) through April 30, 2016
IQ Enhanced Core Bond U.S. ETF IQ Enhanced Core Plus Bond U.S. ETF	For the period from May 10, 2016 (commencement of operations) through April 30, 2017.
IQ S&P High Yield Low Volatility Bond ETF	For the period from February 15, 2017 (commencement of operations) through April 30, 2017.

The financial statements of the Funds as of and for the year ended April 30, 2014 and the financial highlights for each of the periods ended on or before April 30, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

New York, New York
June 27, 2017

Supplemental Information (unaudited)

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2017 taxed at a maximum rate of 15% is as follows:

IQ Hedge Multi-Strategy Tracker ETF	0.00%
IQ Hedge Macro Tracker ETF	0.00%
IQ Hedge Market Neutral Tracker ETF	13.19%
IQ Hedge Long/Short Tracker ETF	0.00%
IQ Hedge Event-Driven Tracker ETF	22.00%
IQ Global Resources ETF	100.00%
IQ Merger Arbitrage ETF	100.00%
IQ Real Return ETF	0.00%
IQ Australia Small Cap ETF	100.00%
IQ Canada Small Cap ETF	51.61%
IQ Global Agribusiness Small Cap ETF	73.58%
IQ Global Oil Small Cap ETF	32.39%
IQ U.S. Real Estate Small Cap ETF	1.45%
IQ 50 Percent Hedged FTSE International ETF	73.70%
IQ 50 Percent Hedged FTSE Europe ETF	50.25%
IQ 50 Percent Hedged FTSE Japan ETF	100.00%
IQ Leaders GTAA Tracker ETF	33.25%
IQ Enhanced Core Bond U.S. ETF	0.00%
IQ Enhanced Core Plus Bond U.S. ETF	0.00%
IQ S&P High Yield Low Volatility Bond ETF	0.00%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2017 that qualifies for the dividends received deduction is as follows:

IQ Hedge Multi-Strategy Tracker ETF	0.00%
IQ Hedge Macro Tracker ETF	0.00%
IQ Hedge Market Neutral Tracker ETF	10.26%
IQ Hedge Long/Short Tracker ETF	0.00%
IQ Hedge Event-Driven Tracker ETF	12.60%
IQ Global Resources ETF	29.22%
IQ Merger Arbitrage ETF	100.00%
IQ Real Return ETF	0.00%
IQ Australia Small Cap ETF	0.00%
IQ Canada Small Cap ETF	0.00%
IQ Global Agribusiness Small Cap ETF	5.45%
IQ Global Oil Small Cap ETF	5.90%
IQ U.S. Real Estate Small Cap ETF	1.45%
IQ 50 Percent Hedged FTSE International ETF	0.00%
IQ 50 Percent Hedged FTSE Europe ETF	0.00%
IQ 50 Percent Hedged FTSE Japan ETF	0.00%
IQ Leaders GTAA Tracker ETF	10.59%
IQ Enhanced Core Bond U.S. ETF	0.00%
IQ Enhanced Core Plus Bond U.S. ETF	0.00%
IQ S&P High Yield Low Volatility Bond ETF	0.00%

Supplemental Information (unaudited) (continued)

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2017, are as follows:

Fund	Foreign Taxes Per Shares	Foreign Income Per Shares
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	—	—
IQ Hedge Long/Short Tracker ETF	—	—
IQ Hedge Event-Driven Tracker ETF	—	—
IQ Global Resources ETF	—	—
IQ Merger Arbitrage ETF	—	—
IQ Real Return ETF	—	—
IQ Australia Small Cap ETF	—	—
IQ Canada Small Cap ETF	0.0263	0.1762
IQ Global Agribusiness Small Cap ETF	0.0333	0.3953
IQ Global Oil Small Cap ETF	0.0145	0.1596
IQ U.S. Real Estate Small Cap ETF	—	—
IQ 50 Percent Hedged FTSE International ETF	0.0354	0.4304
IQ 50 Percent Hedged FTSE Europe ETF	0.0333	0.3710
IQ 50 Percent Hedged FTSE Japan ETF	0.0384	0.3807
IQ Leaders GTAA Tracker ETF	—	—
IQ Enhanced Core Bond U.S. ETF	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—

In January 2018, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2017.

Board Review of Investment Advisory Agreement (unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on December 8, 2016, to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its funds, and the Advisor, to apply such Advisory Agreement to the IQ S&P High Yield Low Volatility Bond ETF (the “HYLV Fund”). The Trustees also considered the approval of a Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”) to provide investment sub-advisory services with respect to the HYLV Fund.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to the HYLV Fund, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the Sub-Advisory Agreement. In connection with considering approval of the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of both (1) the amendment to the Advisory Agreement and (2) the Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the HYLV Fund, and the fees to be charged by the Advisor (to the HYLV Fund) and the Sub-Advisor (to the Advisor under the HYLV’s unitary fee structure); (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor and MacKay, (3) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Trust, including the Expense Limitation Agreement between the Advisor and the HYLV Fund; (4) the extent to which economies of scale would be realized as the HYLV Fund grows; (5) any benefits derived or to be derived by the Advisor or MacKay from their respective relationships with the Trust; and (6) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) information about the Expense Limitation Agreement; (3) a copy of the Sub-Advisory Agreement; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance programs of the Advisor and MacKay; (6) information regarding the portfolio management team of MacKay; (7) copies of the Form ADV for each of the Advisor and MacKay; (8) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (9) materials provided by each of the Advisor and MacKay in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses of the HYLV Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the exchange-traded fund (“ETF”) and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the HYLV Fund:

1.	The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board noted the responsibilities that Advisor has as the HYLV Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the HYLV Fund’s securities portfolio, monitoring compliance with regulatory requirements and objectives and policies, daily monitoring of the portfolio, overseeing service providers (including MacKay), obtaining licenses for use of indexes tracked by the HYLV Fund, providing officers for the Trust, ongoing reporting to the Board, and the implementation of Board directives as they relate to the each series of the Trust. The Board considered the services rendered in respect of the existing series of the Trust in assessing services expected to be provided to the HYLV Fund.

Board Review of Investment Advisory Agreement (unaudited) (continued)

The Board reviewed the experience, resources, and strengths of the Advisor in managing the existing series of the Trust and IndexIQ Trust’s mutual fund. The Board also considered that the portfolio of the HYLV Fund would be managed by the portfolio management team of MacKay. The Board reviewed the experience of MacKay’s team in managing strategies and asset classes similar to those of the HYLV Fund. Based on their consideration and review of the foregoing information, the Board determined that the HYLV Fund was likely to benefit from the nature, quality, and extent of these services, as well as the ability of the Advisor and MacKay to render such services based on their respective personnel, experience, operations, and resources.
2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits to be realized by the Advisor from its relationship with the HYLV Fund. The Board then compared both the services rendered and the fees proposed to be paid in respect of the HYLV Fund pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared the HYLV Fund’s advisory fee and expense ratio to other investment companies considered to be in the HYLV Fund’s peer group.
The Trustees also considered that the Advisory Agreement included a unitary fee structure, whereby any fees payable to MacKay, as sub-adviser to the HYLV Fund, would be paid by the Advisor out of the advisory fee paid to the Advisor by the HYLV Fund. Additionally, the Trustees considered that the Advisor had proposed an Expense Limitation Agreement that would cap expenses (with certain exceptions) of the HYLV Fund for a period of not less than one year.
After comparing HYLV Fund’s fees with those of other investment companies in the HYLV Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by the Advisor and MacKay, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor (and by the Advisor to MacKay) with respect to the HYLV Fund is fair and reasonable.
3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the HYLV Fund grows and whether fee levels would reflect such economies of scale. The Board noted that the HYLV Fund is new and, therefore, information on profitability with respect to the HYLV Fund is not available.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the HYLV Fund and to recommend to the Board the approval of the amendment to the Advisory Agreement. The Independent Trustees also concluded that the terms of the Sub-Advisory Agreement between the Advisor and the Sub-Advisor were reasonable and fair to the HYLV Fund and to recommend to the Board the approval of the Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the amendment of the Advisory Agreement to apply such agreement to the HYLV Fund and the Sub-Advisory Agreement were each in the best interests of the HYLV Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the amendment to the Advisory Agreement and the Sub-Advisory Agreement for a two-year period.

March 30, 2017

The Board met in person on March 30, 2017, to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its series, and the Advisor, to apply such Advisory Agreement to the IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Large Cap ETF and IQ Chaikin U.S. Small Cap ETF (together, the “Chaikin Funds”). The Trustees also considered the continuation, for an additional year, of the Advisory Agreement with respect to the existing series of the Trust for which the Advisory Agreement applies (together with the “Chaikin Funds”, the “Funds”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to the Chaikin Funds, as well as the continuation of the Advisory Agreement with respect to the existing Funds. In connection with considering approval of the amendment to and continuation of the Advisory Agreement, the Independent Trustees, met in executive session with counsel to

Board Review of Investment Advisory Agreement (unaudited) (continued)

the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the both the amendment to and the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor, both for the Trust’s existing Funds and the proposed Chaikin Funds, and the fees to be charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor, (3) the investment performance of the existing Funds; (4) the costs of the services to be provided and profits to be realized by the Advisor and their affiliates from the relationship with the Trust, including Expense Limitation Agreements between the Advisor and certain Funds; (5) the extent to which economies of scale would be realized as the Funds grow; (6) any benefits derived or to be derived by the Advisor from the relationship with the Trust; and (7) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) information about applicable expense limitation and fee waiver agreements; (3) information describing the Advisor and the services provided thereby; (4) information regarding the compliance program and portfolio management team of the Advisor; (5) copies of the Form ADV for the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (7) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board noted the responsibilities that Advisor has as the Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For the Chaikin Funds, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the Chaikin Funds.

The Board reviewed the experience, resources, and strengths of the Advisor in managing the existing Funds of the Trust and IndexIQ Trust’s mutual fund. Based on their consideration and review of the foregoing information, and based on the performance of the existing Funds of the Trust, the Board determined that the Funds, including the Chaikin Funds, were likely to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.

2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits to be realized by the Advisor from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds (and those proposed to be paid in respect of the Chaikin Funds) pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group.

Board Review of Investment Advisory Agreement (unaudited) (continued)

Additionally, the Trustees considered that the Advisor had put in place or proposed to put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the expenses (with certain exceptions) of certain Funds, including the Chaikin Funds, for a period of not less than one year.

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor (and those proposed to be provided in respect of the Chaikin Funds) and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund is fair and reasonable.

3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to each Fund, including operational costs. The Board noted that the Chaikin Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.
4.	Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that the Chaikin Funds had not yet commenced operations, and therefore had no performance or operational history to consider.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the amendment of the Advisory Agreement to apply such agreement to the Chaikin Funds and the continuation of the Advisory Agreement with IndexIQ was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the amendment to the Advisory Agreement and the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal, 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance (2000 to 2003), McDonough School of Business, Georgetown University (2000 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to present); and Director, Brightwood Capital Advisors, L.P. (2013 to present).	21	FBR & Co. (2011 to present)
Michael A. Pignataro, 1959	Trustee	Since April 2015	Proprietor, Countless Collectables LLC (online retailer) (2009 to present); Director, Credit Suisse Asset Management (2001 to 2013); and Chief Financial Officer, Credit Suisse Funds (1996 to 2012).	21	The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, Reflow Management (mutual fund service provider) (2008 to 2010).	21	Context Capital Funds (mutual fund trust) (2014 to present); PopTech! (conference operator) (2012 to present)
Interested Trustee
Adam S. Patti, 1970[4]	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	21	None

Board of Trustees and Officers (unaudited) (continued)

Other Officers

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017
Chief Compliance Officer, IndexIQ (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014), MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014).

Matthew V. Curtin, 1982	Secretary, Chief Compliance Officer	Since June 2015
Legal Counsel, IndexIQ (since June 2015); Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).

David L. Fogel, 1971	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since October 2008
Treasurer, Principal Financial Officer and Principal Accounting Officer, IndexIQ Trust (2008 to present); Executive Vice President, IndexIQ Trust (2011 to present); President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ; and formerly, Chief Compliance Officer, IndexIQ Trust (2008-2015).

	Executive Vice President	Since June 2011

1	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Funds and the one fund of the IndexIQ Trust advised by the Advisor.
4	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

ANNUAL REPORT    |   APRIL 30, 2017

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ Global Agribusiness Small Cap ETF
IQ Global Oil Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ 50 Percent Hedged FTSE International ETF
IQ 50 Percent Hedged FTSE Europe ETF
IQ 50 Percent Hedged FTSE Japan ETF
IQ Leaders GTAA Tracker ETF
IQ Enhanced Core Bond U.S. ETF
IQ Enhanced Core Plus Bond U.S. ETF
IQ S&P High Yield Low Volatility Bond ETF

Investment Advisor

IndexIQ Advisors LLC
800 Westchester Avenue
Suite S-710
Rye Brook, NY 10573

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian/Fund Administrator/Transfer Agent

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel

Arnold & Porter Kaye Scholer, LLP
280 West 55th Street
New York, New York 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

ME11-06/171740844

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $383,770 for 2017 and $302,500 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2017 and $0 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0_ for 2017 and $0 for 2016.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	No response required.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $5,600,000 for the fiscal year ended April 30, 2017, and (ii) $5,300,000 for the fiscal year ended April 30, 2016.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2017 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 7, 2017

By (Signature and Title)*	/s/ David L. Fogel
David L. Fogel
(Principal Financial Officer)

Date	July 7, 2017

* Print the name and title of each signing officer under his or her signature.